UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: February 28

Date of reporting period: February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
February 28, 2019
Columbia Convertible Securities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Convertible Securities Fund   |  Annual Report 2019

Columbia Convertible Securities Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Convertible Securities Fund (the Fund) seeks total return, consisting of capital appreciation and current income.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since 2010
Yan Jin
Portfolio Manager
Managed Fund since 2006
Average annual total returns (%) (for the period ended February 28, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/25/87	7.70	6.70	11.98
	Including sales charges		1.48	5.45	11.31
Advisor Class*		11/08/12	7.99	6.98	12.17
Class C	Excluding sales charges	10/21/96	6.92	5.90	11.14
	Including sales charges		5.92	5.90	11.14
Institutional Class		05/21/99	8.00	6.97	12.26
Institutional 2 Class*		11/08/12	8.07	7.07	12.23
Institutional 3 Class*		10/01/14	8.11	7.06	12.17
Class R*		11/16/11	7.44	6.43	11.65
ICE BofAML All Convertibles All Qualities Index			8.33	6.79	13.60
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofAML All Convertibles All Qualities Index measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Convertible Securities Fund | Annual Report 2019

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2009 — February 28, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2019)
Bank of America Corp. 12/31/2049 7.250%	2.8
DISH Network Corp. 03/15/2024 2.375%	2.6
Palo Alto Networks, Inc. 07/01/2023 0.750%	2.3
Square, Inc. 05/15/2023 0.500%	2.1
Becton Dickinson and Co. 05/01/2020 6.125%	1.9
Microchip Technology, Inc. 02/15/2027 1.625%	1.8
Microchip Technology, Inc. 02/15/2037 2.250%	1.8
Danaher Corp. 04/15/2022 4.750%	1.6
Crown Castle International Corp. 08/01/2020 6.875%	1.6
Fortive Corp. 07/01/2021 5.000%	1.6
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2019)
Common Stocks	3.5
Convertible Bonds	72.7
Convertible Preferred Stocks	18.4
Equity-Linked Notes	0.8
Money Market Funds	4.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Convertible Securities Fund | Annual Report 2019	3

Manager Discussion of Fund Performance
For the 12-month period ended February 28, 2019, the Fund’s Class A shares returned 7.70% excluding sales charges. The Fund modestly lagged its benchmark, the ICE BofAML All Convertibles All Qualities Index, which returned 8.33% for the same time period. Convertible securities outperformed broad measures of the stock and bond markets.
Financial markets advanced despite year-end equity sell-off
Investors kicked off the 12-month period ended February 28, 2019 with soaring optimism. Positive global economic conditions, broad corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The pace of economic growth averaged more than 3.0%, as the labor markets added an average of 209,000 jobs per month, wages increased on the order of 3.0% and manufacturing activity remained solid. Unemployment rose modestly in December and January, but even that was a net positive, as it reflected an increase in the number of Americans seeking employment. Weak job creation in February drove unemployment back down to 3.8%.
As 2018 progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the U.K.’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (the Fed) rattled investors when it raised the target range of its key short-term interest rate, the federal funds rate, to 2.25%-2.50%, the fourth such increase for the year. However, the Fed maintained this rate in its January 2019 meeting and announced that it would be patient moving forward.
As uncertainties rose late in 2018, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter of 2018 and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. However, stocks rebounded early in 2019 as a patient Fed and hopes for progress on the trade front inspired confidence. The S&P 500 Index, a broad measure of U.S. stock returns, gained 4.68% for the 12-month period, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.17%.
Contributors and detractors
In a year that was more volatile month to month than overall market returns suggest, the Fund’s top performers came from a broad range of sectors, including technology, health care and communication services. In technology, the Fund was positioned to benefit from trending themes, such as alternative communications and messaging and all forms of security — data, personal and computing. The convertible securities of cybersecurity company Palo Alto Networks and Okta, a cloud-based provider of enterprise identity and security solutions, both posted solid gains for the period. Twilio, a cloud-based communications platform-as-a-service company, and innovative payment processor Square were also strong performers. A position in Western Digital Corp. stock partially offset some of these gains within technology, as its shares fell with the sector in the fourth quarter and did not rebound.
In health care, Exact Sciences Corp., Tesaro and Teledoc Health, Inc. were solid performers. Exact Sciences targets people who are candidates for routine colonoscopies but do not get them because of cost or inconvenience. Exact Sciences rose materially as the company benefited from a sales and marketing partnership with pharmaceutical giant Pfizer. Biotechnology company Tesaro gained ground after the announcement that GlaxoSmithKline would pay a hefty premium to acquire the company. Teledoc, which uses telephone and videoconferencing technology to provide on-demand remote medical care, rebounded after a weak fourth quarter. By contrast, Novavax convertibles came down dramatically late in the period after the developmental-stage vaccine company reported that its respiratory virus vaccine failed yet again in a pivotal trial.
In the communication services sector, World Wrestling Entertainment convertible securities had a strong run as the company signed longer term contracts at higher prices and increased its online presence. We trimmed the Fund’s position, but it remained overweight at period’s end. A position in Caesars Entertainment Corp. convertibles was the biggest detractor for the period. Weakness in the gaming industry weighed on the company, one of the largest owners of casinos in the United States.
In the energy sector, Bristow Group and Nabors Industries, whose businesses are closely tied to the price of oil, were major detractors from returns. Both companies suffered as crude prices fell sharply during the year. And both companies were doubly exposed, as they have elevated balance-sheet leverage, which put off investors.
4	Columbia Convertible Securities Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
At period’s end
We do not believe the period’s volatility had a lasting impact on the Fund’s long-term prospects. At the end of the period, we believed conditions in the convertibles market were orderly in terms of transactions and attractive in terms of new issuance. We continue to use bottom-up security selection to target convertibles and other income-generating securities that have the potential for both price appreciation and high current income. We believe the Fund continues to offer long-term investors a solid building block for diversification.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Short positions (where the underlying asset is not owned) can create unlimited risk. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Convertible Securities Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2018 — February 28, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,012.40	1,019.19	5.64	5.66	1.13
Advisor Class	1,000.00	1,000.00	1,014.00	1,020.43	4.39	4.41	0.88
Class C	1,000.00	1,000.00	1,009.00	1,015.47	9.36	9.39	1.88
Institutional Class	1,000.00	1,000.00	1,013.70	1,020.43	4.39	4.41	0.88
Institutional 2 Class	1,000.00	1,000.00	1,014.40	1,020.78	4.05	4.06	0.81
Institutional 3 Class	1,000.00	1,000.00	1,014.10	1,021.03	3.80	3.81	0.76
Class R	1,000.00	1,000.00	1,011.10	1,017.95	6.88	6.90	1.38
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Convertible Securities Fund | Annual Report 2019

Portfolio of Investments
February 28, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 3.6%
Issuer	Shares	Value ($)
Consumer Discretionary 0.4%
Internet & Direct Marketing Retail 0.4%
Expedia Group, Inc.	35,000	4,315,850
Total Consumer Discretionary		4,315,850
Energy 0.2%
Oil, Gas & Consumable Fuels 0.2%
Ascent Resources, Class B(a),(b),(c)	10,248,729	2,295,715
Total Energy		2,295,715
Health Care 1.5%
Health Care Equipment & Supplies 0.5%
Danaher Corp.	45,000	5,715,900
Health Care Providers & Services 1.0%
Anthem, Inc.	35,000	10,525,550
Total Health Care		16,241,450
Information Technology 1.5%
Semiconductors & Semiconductor Equipment 1.3%
Lam Research Corp.	53,000	9,332,770
NXP Semiconductors NV	57,000	5,205,240
Total		14,538,010
Technology Hardware, Storage & Peripherals 0.2%
Western Digital Corp.	45,000	2,263,500
Total Information Technology		16,801,510
Total Common Stocks (Cost $29,503,712)		39,654,525

Convertible Bonds(d) 73.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.5%
Aerojet Rocketdyne Holdings, Inc.
12/15/2023	2.250%	3,500,000	5,390,032
Airlines 0.7%
Air Transport Services Group, Inc.
10/15/2024	1.125%	7,500,000	7,518,007
Cable and Satellite 2.5%
DISH Network Corp.
03/15/2024	2.375%	34,000,000	28,176,174
Convertible Bonds(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.7%
Booking Holdings, Inc.
06/15/2020	0.350%	6,000,000	7,953,468
Electric 0.7%
NRG Energy, Inc.(e)
06/01/2048	2.750%	7,000,000	7,813,155
Finance Companies 1.0%
Encore Capital Europe Finance Ltd.
09/01/2023	4.500%	6,000,000	5,932,458
iStar, Inc.
09/15/2022	3.125%	6,000,000	5,459,556
Total			11,392,014
Gaming 1.2%
Caesars Entertainment Corp.
10/01/2024	5.000%	9,000,000	12,811,581
Health Care 3.4%
DexCom, Inc.(e)
12/01/2023	0.750%	10,000,000	10,993,280
Insulet Corp.(e)
11/15/2024	1.375%	7,000,000	8,414,056
Invacare Corp.
02/15/2021	5.000%	5,000,000	4,768,750
Novavax, Inc.
02/01/2023	3.750%	9,700,000	3,042,172
Teladoc Health, Inc.(e)
05/15/2025	1.375%	7,500,000	10,680,450
Total			37,898,708
Home Construction 0.6%
SunPower Corp.
01/15/2023	4.000%	8,030,000	6,430,625
Independent Energy 1.5%
Chesapeake Energy Corp.
09/15/2026	5.500%	12,500,000	11,449,075
PDC Energy, Inc.
09/15/2021	1.125%	6,000,000	5,618,136
Total			17,067,211
Leisure 0.5%
World Wrestling Entertainment, Inc.(e)
12/15/2023	3.375%	1,600,000	5,441,901
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
February 28, 2019
Convertible Bonds(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.6%
AXA SA(e)
05/15/2021	7.250%	7,200,000	6,915,305
Lodging 0.6%
Marriott Vacations Worldwide Corp.
09/15/2022	1.500%	7,000,000	6,650,574
Media and Entertainment 1.7%
Liberty Media Corp.(e)
03/31/2048	2.125%	11,000,000	10,786,875
12/01/2048	2.250%	7,500,000	7,921,530
Total			18,708,405
Metals and Mining 0.5%
Endeavour Mining Corp.(e)
02/15/2023	3.000%	5,700,000	5,308,410
Midstream 0.4%
Scorpio Tankers, Inc.(e)
07/01/2019	2.375%	4,790,000	4,706,103
Other Financial Institutions 1.5%
Euronet Worldwide, Inc.
10/01/2044	1.500%	5,500,000	10,223,125
LendingTree, Inc.
06/01/2022	0.625%	3,600,000	5,846,450
Total			16,069,575
Other Industry 0.7%
Green Plains, Inc.
09/01/2022	4.125%	7,700,000	7,165,813
Other REIT 2.7%
Apollo Commercial Real Estate Finance, Inc.
08/23/2022	4.750%	7,000,000	6,794,375
Blackstone Mortgage Trust, Inc.
05/05/2022	4.375%	7,800,000	7,813,377
IH Merger Sub LLC
01/15/2022	3.500%	10,000,000	11,144,370
New York Mortgage Trust, Inc.
01/15/2022	6.250%	4,700,000	4,626,562
Total			30,378,684
Pharmaceuticals 13.1%
Acorda Therapeutics, Inc.
06/15/2021	1.750%	6,500,000	5,732,194
Aegerion Pharmaceuticals, Inc.
08/15/2019	2.000%	4,460,000	3,336,638
Convertible Bonds(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Alder Biopharmaceuticals, Inc.
02/01/2025	2.500%		8,700,000	8,042,063
Array BioPharma, Inc.(e)
12/01/2024	2.625%		4,000,000	6,740,000
BioMarin Pharmaceutical, Inc.
08/01/2024	0.599%		11,500,000	11,995,937
Canopy Growth Corp.(e)
07/15/2023	4.250%	CAD	3,000,000	3,291,348
Clovis Oncology, Inc.
05/01/2025	1.250%		14,500,000	11,607,714
Dermira, Inc.
05/15/2022	3.000%		9,300,000	7,259,813
Illumina, Inc.
06/15/2021	0.500%		9,500,000	12,950,257
ImmunoGen, Inc.
07/01/2021	4.500%		1,000,000	1,315,481
Innoviva, Inc.
Subordinated
01/15/2023	2.125%		5,000,000	5,257,340
Insmed, Inc.
01/15/2025	1.750%		13,000,000	13,065,000
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%		10,200,000	9,537,622
Medicines Co. (The)(e)
01/15/2024	3.500%		7,000,000	8,165,381
PTC Therapeutics, Inc.
08/15/2022	3.000%		7,000,000	7,091,938
Radius Health, Inc.
09/01/2024	3.000%		10,400,000	8,481,824
Sarepta Therapeutics, Inc.
11/15/2024	1.500%		4,000,000	8,395,000
Supernus Pharmaceuticals, Inc.(e)
04/01/2023	0.625%		8,000,000	8,067,152
Tilray, Inc.(e)
10/01/2023	5.000%		6,250,000	5,378,906
Total				145,711,608
Property & Casualty 1.2%
Heritage Insurance Holdings, Inc.
08/01/2037	5.875%		4,200,000	5,036,212
MGIC Investment Corp.(e),(f)
Junior Subordinated
04/01/2063	9.000%		6,070,000	7,779,785
Total				12,815,997

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Convertible Securities Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Convertible Bonds(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 1.2%
GNC Holdings, Inc.
08/15/2020	1.500%	6,000,000	4,591,482
Restoration Hardware, Inc.(e),(g)
06/15/2023	0.000%	8,500,000	8,612,336
Total			13,203,818
Technology 33.1%
Akamai Technologies, Inc.(e)
05/01/2025	0.125%	10,500,000	10,368,551
Atlassian, Inc.(e)
05/01/2023	0.625%	6,500,000	9,343,750
Boingo Wireless, Inc.(e)
10/01/2023	1.000%	9,000,000	7,888,086
Coupa Software, Inc.(e)
01/15/2023	0.375%	3,500,000	7,546,074
CSG Systems International, Inc.
03/15/2036	4.250%	5,500,000	5,741,703
DocuSign, Inc.(e)
09/15/2023	0.500%	9,000,000	9,585,000
Electronics for Imaging, Inc.(e)
11/15/2023	2.250%	6,000,000	6,124,680
Exact Sciences Corp.
01/15/2025	1.000%	8,000,000	11,140,480
Guidewire Software, Inc.
03/15/2025	1.250%	8,000,000	8,466,888
IAC FinanceCo, Inc.(e)
10/01/2022	0.875%	5,300,000	7,861,055
Intel Corp.
Junior Subordinated
08/01/2039	3.250%	5,300,000	13,703,680
MercadoLibre, Inc.(e)
08/15/2028	2.000%	8,000,000	9,762,816
Microchip Technology, Inc.
02/15/2027	1.625%	17,000,000	19,536,043
Junior Subordinated
02/15/2037	2.250%	16,500,000	19,179,699
Micron Technology, Inc.
11/15/2043	3.000%	8,500,000	11,910,939
MongoDB, Inc.(e)
06/15/2024	0.750%	3,500,000	5,599,314
New Relic, Inc.(e)
05/01/2023	0.500%	8,000,000	9,279,368
Okta, Inc.
02/15/2023	0.250%	4,500,000	8,339,081
Convertible Bonds(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ON Semiconductor Corp.
10/15/2023	1.625%	8,300,000	10,472,118
Palo Alto Networks, Inc.(e)
07/01/2023	0.750%	22,000,000	24,467,696
Pure Storage, Inc.(e)
04/15/2023	0.125%	7,500,000	7,772,250
Rapid7, Inc.(e)
08/01/2023	1.250%	5,000,000	6,370,525
Red Hat, Inc.
10/01/2019	0.250%	4,000,000	9,894,696
ServiceNow, Inc.(g)
06/01/2022	0.000%	8,000,000	14,417,528
Silicon Laboratories, Inc.
03/01/2022	1.375%	7,500,000	8,106,960
Splunk, Inc.(e)
09/15/2025	1.125%	14,500,000	16,413,985
Square, Inc.(e)
05/15/2023	0.500%	18,000,000	22,818,600
Tabula Rasa HealthCare, Inc.(e)
02/15/2026	1.750%	5,500,000	5,750,910
Teradyne, Inc.
12/15/2023	1.250%	6,200,000	8,800,125
Twilio, Inc.(e)
06/01/2023	0.250%	6,000,000	10,731,000
Veeco Instruments, Inc.
01/15/2023	2.700%	6,500,000	5,506,644
Verastem, Inc.
11/01/2048	5.000%	6,500,000	5,136,203
Vishay Intertechnology, Inc.(e)
06/15/2025	2.250%	10,000,000	9,843,320
Workday, Inc.
10/01/2022	0.250%	7,500,000	10,793,520
Zendesk, Inc.(e)
03/15/2023	0.250%	6,000,000	8,277,432
Total			366,950,719
Tobacco 0.4%
Vector Group Ltd.(f)
04/15/2020	1.750%	4,720,000	4,802,600
Wireless 0.5%
Gogo, Inc.(e)
05/15/2022	6.000%	5,500,000	5,259,711
Wirelines 1.9%
GCI Liberty, Inc.(e)
09/30/2046	1.750%	12,500,000	13,655,875

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
February 28, 2019
Convertible Bonds(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RingCentral, Inc.(e),(g)
03/15/2023	0.000%	5,000,000	6,994,445
Total			20,650,320
Total Convertible Bonds (Cost $742,787,891)			813,190,518

Convertible Preferred Stocks 18.5%
Issuer		Shares	Value ($)
Consumer Staples 1.5%
Food Products 1.0%
Bunge Ltd.	4.875%	115,000	11,106,021
Household Products 0.5%
Energizer Holdings, Inc.	7.500%	55,000	5,531,290
Total Consumer Staples			16,637,311
Energy 0.4%
Energy Equipment & Services 0.4%
Nabors Industries Ltd.	6.000%	180,000	4,603,896
Total Energy			4,603,896
Financials 3.7%
Banks 2.7%
Bank of America Corp.	7.250%	23,000	29,849,860
Capital Markets 0.5%
Cowen, Inc.	5.625%	6,200	5,288,538
Insurance 0.5%
Assurant, Inc.	6.500%	52,500	5,715,439
Total Financials			40,853,837
Health Care 3.3%
Health Care Equipment & Supplies 3.3%
Becton Dickinson and Co.	6.125%	320,000	19,744,000
Danaher Corp.	4.750%	17,000	17,373,320
Total			37,117,320
Total Health Care			37,117,320
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Industrials 2.5%
Machinery 2.5%
Colfax Corp.	5.750%	45,000	5,474,326
Fortive Corp.	5.000%	16,000	16,634,997
Rexnord Corp.	5.750%	90,000	5,058,495
Total			27,167,818
Total Industrials			27,167,818
Information Technology 0.6%
Electronic Equipment, Instruments & Components 0.6%
Belden, Inc.	6.750%	85,000	7,074,550
Total Information Technology			7,074,550
Materials 0.7%
Chemicals 0.7%
International Flavors & Fragrances, Inc.	6.000%	160,000	7,926,400
Total Materials			7,926,400
Real Estate 2.3%
Equity Real Estate Investment Trusts (REITS) 2.3%
Crown Castle International Corp.	6.875%	15,500	17,198,489
QTS Realty Trust, Inc.		80,000	8,345,840
Total			25,544,329
Total Real Estate			25,544,329
Utilities 3.5%
Electric Utilities 1.1%
NextEra Energy, Inc.	6.123%	200,000	12,183,940
Multi-Utilities 2.4%
CenterPoint Energy, Inc.	7.000%	250,000	13,074,325
DTE Energy Co.	6.500%	235,000	13,024,946
Total			26,099,271
Total Utilities			38,283,211
Total Convertible Preferred Stocks (Cost $199,656,725)			205,208,672

Equity-Linked Notes 0.8%
Issuer	Coupon Rate	Shares	Value ($)
Credit Suisse AG(e)
(linked to common stock of Stanley Black & Decker, Inc.)
05/15/2020	6.000%	69,050	9,042,699
Total Equity-Linked Notes (Cost $10,002,583)			9,042,699

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Convertible Securities Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Money Market Funds 4.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.523%(h),(i)	51,277,519	51,272,392
Total Money Market Funds (Cost $51,272,392)		51,272,392
Total Investments in Securities (Cost: $1,033,223,303)		1,118,368,806
Other Assets & Liabilities, Net		(9,786,293)
Net Assets		1,108,582,513
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2019, the total value of these securities amounted to $2,295,715, which represents 0.21% of total net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(e)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At February 28, 2019, the total value of these securities amounted to $357,773,115, which represents 32.27% of total net assets.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of February 28, 2019.
(g)	Zero coupon bond.
(h)	The rate shown is the seven-day current annualized yield at February 28, 2019.
(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.523%
	41,182,650	475,189,101	(465,094,232)	51,277,519	(1,011)	957	789,678	51,272,392
Currency Legend
CAD	Canada Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	4,315,850	—	—	—	4,315,850
Energy	—	—	2,295,715	—	2,295,715
Health Care	16,241,450	—	—	—	16,241,450
Information Technology	16,801,510	—	—	—	16,801,510
Total Common Stocks	37,358,810	—	2,295,715	—	39,654,525
Convertible Bonds	—	813,190,518	—	—	813,190,518
Convertible Preferred Stocks
Consumer Staples	—	16,637,311	—	—	16,637,311
Energy	—	4,603,896	—	—	4,603,896
Financials	29,849,860	11,003,977	—	—	40,853,837
Health Care	—	37,117,320	—	—	37,117,320
Industrials	—	27,167,818	—	—	27,167,818
Information Technology	—	7,074,550	—	—	7,074,550
Materials	—	7,926,400	—	—	7,926,400
Real Estate	—	25,544,329	—	—	25,544,329
Utilities	—	38,283,211	—	—	38,283,211
Total Convertible Preferred Stocks	29,849,860	175,358,812	—	—	205,208,672
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Convertible Securities Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Equity-Linked Notes	—	9,042,699	—	—	9,042,699
Money Market Funds	—	—	—	51,272,392	51,272,392
Total Investments in Securities	67,208,670	997,592,029	2,295,715	51,272,392	1,118,368,806
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between Levels 2 and 3 during the period.
Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using observable market inputs rather than quoted prices for identical assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) show(s) transfers between levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	58,872,715	58,872,715	—
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the company’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the company’s capital balance.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2019	13

Statement of Assets and Liabilities
February 28, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $981,950,911)	$1,067,096,414
Affiliated issuers (cost $51,272,392)	51,272,392
Receivable for:
Investments sold	1,377,262
Capital shares sold	1,952,744
Dividends	695,291
Interest	4,203,784
Expense reimbursement due from Investment Manager	2,240
Prepaid expenses	2,226
Total assets	1,126,602,353
Liabilities
Payable for:
Investments purchased	17,000,000
Capital shares purchased	705,351
Management services fees	23,995
Distribution and/or service fees	3,209
Transfer agent fees	94,381
Compensation of board members	124,661
Compensation of chief compliance officer	14
Other expenses	68,229
Total liabilities	18,019,840
Net assets applicable to outstanding capital stock	$1,108,582,513
Represented by
Paid in capital	1,015,258,320
Total distributable earnings (loss) (Note 2)	93,324,193
Total - representing net assets applicable to outstanding capital stock	$1,108,582,513
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Convertible Securities Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
February 28, 2019
Class A
Net assets	$286,075,238
Shares outstanding	13,675,526
Net asset value per share	$20.92
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$22.20
Advisor Class
Net assets	$51,486,594
Shares outstanding	2,435,864
Net asset value per share	$21.14
Class C
Net assets	$44,034,953
Shares outstanding	2,113,237
Net asset value per share	$20.84
Institutional Class
Net assets	$544,139,714
Shares outstanding	25,963,959
Net asset value per share	$20.96
Institutional 2 Class
Net assets	$80,366,609
Shares outstanding	3,805,974
Net asset value per share	$21.12
Institutional 3 Class
Net assets	$100,142,167
Shares outstanding	4,705,437
Net asset value per share	$21.28
Class R
Net assets	$2,337,238
Shares outstanding	111,849
Net asset value per share	$20.90
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2019	15

Statement of Operations
Year Ended February 28, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$10,972,186
Dividends — affiliated issuers	789,678
Interest	17,071,712
Interfund lending	2,062
Total income	28,835,638
Expenses:
Management services fees	7,620,759
Distribution and/or service fees
Class A	652,663
Class C	404,600
Class R	13,751
Class T	76
Transfer agent fees
Class A	312,806
Advisor Class	35,861
Class C	48,516
Institutional Class	560,988
Institutional 2 Class	37,009
Institutional 3 Class	7,113
Class R	3,293
Class T	36
Compensation of board members	19,366
Custodian fees	10,135
Printing and postage fees	70,060
Registration fees	153,689
Audit fees	37,975
Legal fees	14,986
Interest on interfund lending	66
Compensation of chief compliance officer	198
Other	30,185
Total expenses	10,034,131
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(711,529)
Fees waived by transfer agent
Institutional 2 Class	(3,262)
Institutional 3 Class	(4,833)
Expense reduction	(700)
Total net expenses	9,313,807
Net investment income	19,521,831
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	49,822,983
Investments — affiliated issuers	(1,011)
Foreign currency translations	(4,996)
Net realized gain	49,816,976
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(146,683)
Investments — affiliated issuers	957
Foreign currency translations	59
Net change in unrealized appreciation (depreciation)	(145,667)
Net realized and unrealized gain	49,671,309
Net increase in net assets resulting from operations	$69,193,140
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Convertible Securities Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended February 28, 2019	Year Ended February 28, 2018
Operations
Net investment income	$19,521,831	$18,476,329
Net realized gain	49,816,976	39,351,154
Net change in unrealized appreciation (depreciation)	(145,667)	36,635,827
Net increase in net assets resulting from operations	69,193,140	94,463,310
Distributions to shareholders
Net investment income and net realized gains
Class A	(12,738,952)
Advisor Class	(1,481,568)
Class C	(1,662,746)
Institutional Class	(24,982,005)
Institutional 2 Class	(3,368,780)
Institutional 3 Class	(4,841,333)
Class R	(118,214)
Class T	(1,687)
Net investment income
Class A		(6,739,140)
Advisor Class		(465,367)
Class B		(1,037)
Class C		(817,792)
Class I		(667,656)
Institutional Class		(9,821,119)
Institutional 2 Class		(2,196,731)
Institutional 3 Class		(2,150,013)
Class R		(83,251)
Class T		(1,375)
Total distributions to shareholders (Note 2)	(49,195,285)	(22,943,481)
Increase in net assets from capital stock activity	245,000,419	44,429,491
Total increase in net assets	264,998,274	115,949,320
Net assets at beginning of year	843,584,239	727,634,919
Net assets at end of year	$1,108,582,513	$843,584,239
Undistributed (excess of distributions over) net investment income	$303,321	$(2,525,569)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2019	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2019		February 28, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,172,480	85,945,217	2,884,158	55,952,259
Distributions reinvested	431,159	8,523,504	217,367	4,175,959
Redemptions	(3,082,744)	(62,933,185)	(6,461,623)	(122,715,632)
Net increase (decrease)	1,520,895	31,535,536	(3,360,098)	(62,587,414)
Advisor Class
Subscriptions	2,549,520	52,499,070	563,583	11,111,339
Distributions reinvested	73,988	1,481,424	23,907	465,285
Redemptions	(1,081,929)	(22,255,559)	(319,576)	(6,361,222)
Net increase	1,541,579	31,724,935	267,914	5,215,402
Class B
Subscriptions	—	—	14	240
Distributions reinvested	—	—	43	772
Redemptions	—	—	(8,944)	(166,122)
Net decrease	—	—	(8,887)	(165,110)
Class C
Subscriptions	683,086	14,015,683	401,508	7,796,904
Distributions reinvested	72,090	1,413,721	35,785	685,998
Redemptions	(629,862)	(13,016,084)	(719,242)	(13,767,086)
Net increase (decrease)	125,314	2,413,320	(281,949)	(5,284,184)
Class I
Distributions reinvested	—	—	36,463	667,718
Redemptions	—	—	(4,598,386)	(84,470,170)
Net decrease	—	—	(4,561,923)	(83,802,452)
Institutional Class
Subscriptions	15,114,824	312,133,611	11,573,656	223,546,403
Distributions reinvested	916,774	18,154,010	333,051	6,413,438
Redemptions	(9,303,311)	(186,562,038)	(4,941,695)	(96,252,519)
Net increase	6,728,287	143,725,583	6,965,012	133,707,322
Institutional 2 Class
Subscriptions	2,622,930	54,101,373	1,032,319	20,162,601
Distributions reinvested	168,798	3,368,633	113,394	2,196,647
Redemptions	(1,400,041)	(27,998,257)	(2,203,774)	(44,150,364)
Net increase (decrease)	1,391,687	29,471,749	(1,058,061)	(21,791,116)
Institutional 3 Class
Subscriptions	833,390	17,415,288	4,856,182	90,806,162
Distributions reinvested	240,177	4,840,196	108,478	2,148,481
Redemptions	(738,309)	(15,321,230)	(661,453)	(13,271,495)
Net increase	335,258	6,934,254	4,303,207	79,683,148
Class R
Subscriptions	24,847	507,976	41,970	821,414
Distributions reinvested	1,340	26,465	1,006	19,252
Redemptions	(63,010)	(1,295,811)	(68,275)	(1,345,147)
Net decrease	(36,823)	(761,370)	(25,299)	(504,481)
Class T
Distributions reinvested	78	1,548	68	1,299
Redemptions	(2,311)	(45,136)	(2,298)	(42,923)
Net decrease	(2,233)	(43,588)	(2,230)	(41,624)
Total net increase	11,603,964	245,000,419	2,237,686	44,429,491
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Convertible Securities Fund | Annual Report 2019

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Columbia Convertible Securities Fund | Annual Report 2019	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2019	$20.41	0.39	1.11	1.50	(0.40)	(0.59)	(0.99)
Year Ended 2/28/2018	$18.64	0.43	1.89	2.32	(0.55)	—	(0.55)
Year Ended 2/28/2017	$15.07	0.47	3.52	3.99	(0.42)	—	(0.42)
Year Ended 2/29/2016	$19.53	0.38	(3.25)	(2.87)	(0.75)	(0.87)	(1.62)
Year Ended 2/28/2015	$19.22	0.28	0.92	1.20	(0.43)	(0.46)	(0.89)
Advisor Class
Year Ended 2/28/2019	$20.61	0.44	1.13	1.57	(0.45)	(0.59)	(1.04)
Year Ended 2/28/2018	$18.82	0.48	1.90	2.38	(0.59)	—	(0.59)
Year Ended 2/28/2017	$15.21	0.50	3.57	4.07	(0.46)	—	(0.46)
Year Ended 2/29/2016	$19.69	0.45	(3.29)	(2.84)	(0.80)	(0.87)	(1.67)
Year Ended 2/28/2015	$19.37	0.33	0.93	1.26	(0.48)	(0.46)	(0.94)
Class C
Year Ended 2/28/2019	$20.33	0.23	1.12	1.35	(0.25)	(0.59)	(0.84)
Year Ended 2/28/2018	$18.57	0.29	1.87	2.16	(0.40)	—	(0.40)
Year Ended 2/28/2017	$15.02	0.34	3.50	3.84	(0.29)	—	(0.29)
Year Ended 2/29/2016	$19.46	0.25	(3.24)	(2.99)	(0.61)	(0.87)	(1.48)
Year Ended 2/28/2015	$19.16	0.14	0.91	1.05	(0.29)	(0.46)	(0.75)
Institutional Class
Year Ended 2/28/2019	$20.44	0.44	1.12	1.56	(0.45)	(0.59)	(1.04)
Year Ended 2/28/2018	$18.67	0.48	1.88	2.36	(0.59)	—	(0.59)
Year Ended 2/28/2017	$15.10	0.51	3.52	4.03	(0.46)	—	(0.46)
Year Ended 2/29/2016	$19.56	0.42	(3.24)	(2.82)	(0.80)	(0.87)	(1.67)
Year Ended 2/28/2015	$19.25	0.33	0.92	1.25	(0.48)	(0.46)	(0.94)
Institutional 2 Class
Year Ended 2/28/2019	$20.59	0.45	1.14	1.59	(0.47)	(0.59)	(1.06)
Year Ended 2/28/2018	$18.80	0.50	1.90	2.40	(0.61)	—	(0.61)
Year Ended 2/28/2017	$15.20	0.52	3.55	4.07	(0.47)	—	(0.47)
Year Ended 2/29/2016	$19.68	0.45	(3.27)	(2.82)	(0.82)	(0.87)	(1.69)
Year Ended 2/28/2015	$19.37	0.35	0.92	1.27	(0.50)	(0.46)	(0.96)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Convertible Securities Fund | Annual Report 2019

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2019	—	$20.92	7.70%	1.20% (c)	1.13% (c),(d)	1.88%	60%	$286,075
Year Ended 2/28/2018	—	$20.41	12.65%	1.22%	1.12% (d)	2.21%	67%	$248,052
Year Ended 2/28/2017	—	$18.64	26.68%	1.25%	1.13% (d)	2.73%	72%	$289,232
Year Ended 2/29/2016	0.03	$15.07	(15.46%) (e)	1.23% (f)	1.11% (d),(f)	2.11%	71%	$287,364
Year Ended 2/28/2015	—	$19.53	6.44%	1.30% (f)	1.10% (d),(f)	1.49%	78%	$386,856
Advisor Class
Year Ended 2/28/2019	—	$21.14	7.99%	0.95% (c)	0.88% (c),(d)	2.15%	60%	$51,487
Year Ended 2/28/2018	—	$20.61	12.91%	0.97%	0.87% (d)	2.43%	67%	$18,432
Year Ended 2/28/2017	—	$18.82	27.00%	1.00%	0.88% (d)	2.95%	72%	$11,789
Year Ended 2/29/2016	0.03	$15.21	(15.21%) (e)	1.00% (f)	0.87% (d),(f)	2.59%	71%	$14,556
Year Ended 2/28/2015	—	$19.69	6.71%	1.05% (f)	0.85% (d),(f)	1.74%	78%	$3,027
Class C
Year Ended 2/28/2019	—	$20.84	6.92%	1.95% (c)	1.88% (c),(d)	1.14%	60%	$44,035
Year Ended 2/28/2018	—	$20.33	11.80%	1.97%	1.87% (d)	1.47%	67%	$40,419
Year Ended 2/28/2017	—	$18.57	25.70%	2.00%	1.88% (d)	1.98%	72%	$42,161
Year Ended 2/29/2016	0.03	$15.02	(16.06%) (e)	1.99% (f)	1.87% (d),(f)	1.38%	71%	$47,322
Year Ended 2/28/2015	—	$19.46	5.62%	2.05% (f)	1.85% (d),(f)	0.74%	78%	$54,655
Institutional Class
Year Ended 2/28/2019	—	$20.96	8.00%	0.95% (c)	0.88% (c),(d)	2.13%	60%	$544,140
Year Ended 2/28/2018	—	$20.44	12.91%	0.97%	0.87% (d)	2.49%	67%	$393,240
Year Ended 2/28/2017	—	$18.67	26.94%	1.00%	0.88% (d)	2.97%	72%	$229,113
Year Ended 2/29/2016	0.03	$15.10	(15.21%) (e)	0.98% (f)	0.86% (d),(f)	2.27%	71%	$203,574
Year Ended 2/28/2015	—	$19.56	6.70%	1.05% (f)	0.85% (d),(f)	1.74%	78%	$816,941
Institutional 2 Class
Year Ended 2/28/2019	—	$21.12	8.07%	0.89% (c)	0.81% (c)	2.19%	60%	$80,367
Year Ended 2/28/2018	—	$20.59	13.02%	0.90%	0.80%	2.54%	67%	$49,709
Year Ended 2/28/2017	—	$18.80	27.08%	0.90%	0.79%	3.02%	72%	$65,291
Year Ended 2/29/2016	0.03	$15.20	(15.13%) (e)	0.87% (f)	0.76% (f)	2.48%	71%	$38,717
Year Ended 2/28/2015	—	$19.68	6.80%	0.86% (f)	0.73% (f)	1.86%	78%	$35,859
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2019	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2019	$20.74	0.47	1.14	1.61	(0.48)	(0.59)	(1.07)
Year Ended 2/28/2018	$18.94	0.51	1.91	2.42	(0.62)	—	(0.62)
Year Ended 2/28/2017	$15.31	0.53	3.58	4.11	(0.48)	—	(0.48)
Year Ended 2/29/2016	$19.81	0.51	(3.34)	(2.83)	(0.83)	(0.87)	(1.70)
Year Ended 2/28/2015(g)	$19.21	0.13	0.90	1.03	(0.13)	(0.30)	(0.43)
Class R
Year Ended 2/28/2019	$20.39	0.33	1.12	1.45	(0.35)	(0.59)	(0.94)
Year Ended 2/28/2018	$18.62	0.38	1.89	2.27	(0.50)	—	(0.50)
Year Ended 2/28/2017	$15.06	0.42	3.51	3.93	(0.37)	—	(0.37)
Year Ended 2/29/2016	$19.51	0.34	(3.24)	(2.90)	(0.71)	(0.87)	(1.58)
Year Ended 2/28/2015	$19.21	0.24	0.90	1.14	(0.38)	(0.46)	(0.84)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.14%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Convertible Securities Fund | Annual Report 2019

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2019	—	$21.28	8.11%	0.84% (c)	0.76% (c)	2.25%	60%	$100,142
Year Ended 2/28/2018	—	$20.74	13.03%	0.85%	0.75%	2.58%	67%	$90,655
Year Ended 2/28/2017	—	$18.94	27.14%	0.85%	0.74%	3.06%	72%	$1,269
Year Ended 2/29/2016	0.03	$15.31	(15.09%) (e)	0.84% (f)	0.72% (f)	3.01%	71%	$812
Year Ended 2/28/2015(g)	—	$19.81	5.48%	0.81% (f),(h)	0.69% (f),(h)	1.88% (h)	78%	$61
Class R
Year Ended 2/28/2019	—	$20.90	7.44%	1.45% (c)	1.38% (c),(d)	1.63%	60%	$2,337
Year Ended 2/28/2018	—	$20.39	12.38%	1.47%	1.37% (d)	1.97%	67%	$3,031
Year Ended 2/28/2017	—	$18.62	26.32%	1.50%	1.38% (d)	2.44%	72%	$3,240
Year Ended 2/29/2016	0.03	$15.06	(15.63%) (e)	1.49% (f)	1.37% (d),(f)	1.91%	71%	$2,429
Year Ended 2/28/2015	—	$19.51	6.13%	1.55% (f)	1.35% (d),(f)	1.24%	78%	$2,412
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2019	23

Notes to Financial Statements
February 28, 2019
Note 1. Organization
Columbia Convertible Securities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
24	Columbia Convertible Securities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Convertible Securities Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
February 28, 2019
Equity-linked notes
The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument, generally valued based on a quotation received from a counterparty, which is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
26	Columbia Convertible Securities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Columbia Convertible Securities Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
February 28, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2019 was 0.80% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Effective July 1, 2018 through June 30, 2019, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
28	Columbia Convertible Securities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
For the year ended February 28, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.12
Class T	0.09 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2019, these minimum account balance fees reduced total expenses of the Fund by $700.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a service fee or distribution fee for Class T shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2019, if any, are listed below:
Amount ($)
Class A	502,360
Class C	6,781
Columbia Convertible Securities Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
February 28, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2018 through June 30, 2019	Prior to July 1, 2018
Class A	1.13%	1.13%
Advisor Class	0.88	0.88
Class C	1.88	1.88
Institutional Class	0.88	0.88
Institutional 2 Class	0.81	0.80
Institutional 3 Class	0.76	0.75
Class R	1.38	1.38
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective July 1, 2018 through June 30, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions, non-deductible expenses, deemed distributions and amortization/accretion on certain convertible securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
3,325,688	(3,317,375)	(8,313)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
30	Columbia Convertible Securities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2019			Year Ended February 28, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
20,534,084	28,661,201	49,195,285	22,943,481	—	22,943,481
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
5,236,551	9,253,585	—	78,956,904
At February 28, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,039,411,902	114,717,477	(35,760,573)	78,956,904
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 28, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 28, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
—	—	—	8,850,076	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $767,551,425 and $552,290,839, respectively, for the year ended February 28, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Convertible Securities Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
February 28, 2019
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	400,000	2.95	2
Lender	3,144,444	2.69	9
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 28, 2019.
Note 9. Significant risks
Convertible securities risk
Convertible debt securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
32	Columbia Convertible Securities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At February 28, 2019, one unaffiliated shareholder of record owned 21.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 28.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Convertible Securities Fund | Annual Report 2019	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Convertible Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Convertible Securities Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Convertible Securities Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
28.39%	27.60%	$39,810,525
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Convertible Securities Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
36	Columbia Convertible Securities Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Convertible Securities Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
38	Columbia Convertible Securities Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Convertible Securities Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
40	Columbia Convertible Securities Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Convertible Securities Fund | Annual Report 2019	41

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
42	Columbia Convertible Securities Fund | Annual Report 2019

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Columbia Convertible Securities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN134_02_J01_(04/19)

Annual Report
February 28, 2019
Columbia Select Large Cap Equity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Large Cap Equity Fund   |  Annual Report 2019

Columbia Select Large Cap Equity Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Select Large Cap Equity Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Peter Santoro, CFA
Co-Portfolio Manager
Managed Fund since 2004
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/02/99	3.61	10.49	15.37
	Including sales charges		-2.32	9.19	14.68
Advisor Class*		07/05/17	3.88	10.76	15.64
Class C	Excluding sales charges	08/02/99	2.85	9.66	14.50
	Including sales charges		1.91	9.66	14.50
Institutional Class		10/02/98	3.90	10.77	15.64
Institutional 2 Class*		11/08/12	4.01	10.86	15.71
Institutional 3 Class*		03/01/17	4.02	10.82	15.67
S&P 500 Index			4.68	10.67	16.67
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select Large Cap Equity Fund | Annual Report 2019

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2009 — February 28, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2019)
Microsoft Corp.	4.8
Amazon.com, Inc.	3.9
Berkshire Hathaway, Inc., Class B	3.5
Alphabet, Inc., Class C	3.4
Bank of America Corp.	3.2
Johnson & Johnson	3.1
Pfizer, Inc.	2.7
Home Depot, Inc. (The)	2.7
JPMorgan Chase & Co.	2.6
Cisco Systems, Inc.	2.3
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2019)
Common Stocks	98.1
Money Market Funds	1.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2019)
Communication Services	9.3
Consumer Discretionary	10.0
Consumer Staples	5.9
Energy	5.5
Financials	14.4
Health Care	14.6
Industrials	8.9
Information Technology	20.1
Materials	3.4
Real Estate	4.0
Utilities	3.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select Large Cap Equity Fund | Annual Report 2019	3

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2019, the Fund’s Class A shares returned 3.61% excluding sales charges. The S&P 500 Index returned 4.68%. Management fees, which the Fund pays but the index does not, generally accounted for the shortfall between the Fund and the index.
Stocks advanced despite year-end sell-off
Investors kicked off the 12-month period ended February 28, 2019 with soaring optimism. Positive global economic conditions, broad corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The pace of economic growth averaged more than 3.0% as the labor markets added an average of 209,000 jobs monthly, wages increased on the order of 3.0% and manufacturing activity remained solid. Unemployment rose modestly in December and January, but even that was a net positive as it reflected an increase in the number of Americans seeking employment. A weak February for job creation drove unemployment back down to 3.8% in February.
However, as 2018 progressed, the rosy global outlook dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the U.K.’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S. dollar. In December, the Federal Reserve (the Fed) rattled investors when it raised the target range of its key short-term interest rate, the federal funds rate, to 2.25%-2.50%, the fourth such increase for the year. However, the Fed maintained this rate in its January 2019 meeting and announced that it would be patient moving forward.
As uncertainties rose late in 2018, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter of 2018 and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. However, stocks rebounded early in 2019 as a patient Fed and hopes for progress on the trade front inspired confidence. The S&P 500 Index, a broad measure of U.S. stock returns, gained 4.68% for the 12-month period, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.17%.
Contributors and detractors
The Fund’s gains were driven by stock selection in the industrials, technology, health care and utilities sectors. Within industrials, Norfolk Southern and Ingersoll Rand were top contributors to Fund results. Norfolk Southern benefited from strength in both intermodal and merchandise freight traffic, where volume and pricing trends have been better than expected. Ingersoll Rand shares were rewarded for the company’s solid execution. The company’s end markets were strong, and HVAC (heat, ventilation and air conditioning) units gained market share from competitors.
In technology, it was another good year for Microsoft and MasterCard. Microsoft continued to benefit from the transition to products and services that generate recurring revenue, including its cloud-based Azure and Office 365. The company exceeded revenue and earnings expectations and offered a solid outlook. MasterCard was another strong technology holding for the Fund. The company has accelerated across all metrics. We believe MasterCard has the potential for durable long-term growth as consumers continue to move away from cash and checks. The Fund also enjoyed solid gains in the health care sector, where Pfizer rose strongly for the period. Pfizer management gave an upbeat view on the company’s product pipeline, and investors responded with enthusiasm.
Elsewhere in the portfolio, Canada Goose, a top outerwear and leisurewear company, was a top performer. The company raised its earnings guidance. Investors also took a positive view of an announced new venture in China. In the utilities sector, Ameren and American Electric Power, which are regulated domestic utilities, were strong contributors to Fund gains. Their visibility on earnings and dividend growth were appreciated — and rewarded — by the market.
Individual detractors from Fund performance were not sector specific. Facebook lost ground as it faced scrutiny over a significant data breach. It is unclear how much it will take to address these privacy problems as well as what impact this could have on advertising going forward, so we sold the stock. Shares of DISH Networks continued to decline as the company reported disappointing results from its satellite business and fell short of earnings expectations. We held onto
4	Columbia Select Large Cap Equity Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
DISH. In the materials sector, Dow Dupont and Eastman were weighed down by trade issues, lower energy prices and soft demand in China. In the financials sector, BlackRock faced challenging market conditions. Competitor Fidelity’s announcement that it was introducing selected no-fee products hurt all asset managers, including BlackRock. We sold BlackRock in the period.
At period’s end
The Fund aims to deliver long-term capital growth by focusing on individual stock selection. We believe a combination of certain factors outperforms throughout a market cycle. We emphasize companies that have strong free cash flow generation potential, improving revenue and earnings trends, high or rising returns on invested capital, and sound or improving balance sheets. We remain comfortable with this approach in any market environment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies or sectors subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Select Large Cap Equity Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2018 — February 28, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	966.30	1,020.83	3.90	4.01	0.80
Advisor Class	1,000.00	1,000.00	967.40	1,022.07	2.68	2.76	0.55
Class C	1,000.00	1,000.00	962.70	1,017.11	7.54	7.75	1.55
Institutional Class	1,000.00	1,000.00	967.50	1,022.07	2.68	2.76	0.55
Institutional 2 Class	1,000.00	1,000.00	967.80	1,022.56	2.20	2.26	0.45
Institutional 3 Class	1,000.00	1,000.00	968.10	1,022.66	2.10	2.16	0.43
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Select Large Cap Equity Fund | Annual Report 2019

Portfolio of Investments
February 28, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.9%
Issuer	Shares	Value ($)
Communication Services 9.1%
Entertainment 1.3%
Electronic Arts, Inc.(a)	90,066	8,626,521
Interactive Media & Services 4.5%
Alphabet, Inc., Class A(a)	7,214	8,126,932
Alphabet, Inc., Class C(a)	20,313	22,748,935
Total		30,875,867
Media 1.9%
Discovery, Inc., Class A(a)	301,078	8,701,154
DISH Network Corp., Class A(a)	128,566	4,179,681
Total		12,880,835
Wireless Telecommunication Services 1.4%
T-Mobile U.S.A., Inc.(a)	133,280	9,624,149
Total Communication Services		62,007,372
Consumer Discretionary 9.8%
Automobiles 1.5%
General Motors Co.	266,130	10,506,812
Internet & Direct Marketing Retail 3.9%
Amazon.com, Inc.(a)	16,001	26,238,920
Specialty Retail 2.6%
Home Depot, Inc. (The)	95,443	17,670,317
Textiles, Apparel & Luxury Goods 1.8%
Canada Goose Holdings, Inc.(a)	63,615	3,620,330
Capri Holdings Ltd.(a)	78,458	3,577,685
Tapestry, Inc.	140,794	4,919,342
Total		12,117,357
Total Consumer Discretionary		66,533,406
Consumer Staples 5.8%
Beverages 1.9%
PepsiCo, Inc.	112,709	13,033,669
Food Products 1.7%
Mondelez International, Inc., Class A	244,098	11,511,661
Tobacco 2.2%
Philip Morris International, Inc.	172,048	14,957,853
Total Consumer Staples		39,503,183
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 5.4%
Energy Equipment & Services 0.5%
Helmerich & Payne, Inc.	62,336	3,378,611
Oil, Gas & Consumable Fuels 4.9%
Cimarex Energy Co.	59,648	4,289,288
EOG Resources, Inc.	90,961	8,550,334
Suncor Energy, Inc.	296,796	10,227,590
Valero Energy Corp.	127,942	10,434,950
Total		33,502,162
Total Energy		36,880,773
Financials 14.2%
Banks 7.5%
Bank of America Corp.	724,080	21,056,247
Citigroup, Inc.	195,031	12,478,083
JPMorgan Chase & Co.	165,411	17,262,292
Total		50,796,622
Diversified Financial Services 3.4%
Berkshire Hathaway, Inc., Class B(a)	115,422	23,234,448
Insurance 3.3%
Allstate Corp. (The)	122,691	11,579,577
Prudential Financial, Inc.	112,919	10,823,286
Total		22,402,863
Total Financials		96,433,933
Health Care 14.3%
Biotechnology 3.7%
Alexion Pharmaceuticals, Inc.(a)	49,028	6,634,959
Biogen, Inc.(a)	17,104	5,610,283
BioMarin Pharmaceutical, Inc.(a)	53,460	4,985,680
Exact Sciences Corp.(a)	29,078	2,646,098
Vertex Pharmaceuticals, Inc.(a)	26,655	5,031,131
Total		24,908,151
Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	163,260	12,200,420
Life Sciences Tools & Services 1.2%
Agilent Technologies, Inc.	107,799	8,563,553
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 7.6%
Allergan PLC	45,128	6,214,577
Bristol-Myers Squibb Co.	121,758	6,290,018
Johnson & Johnson	153,404	20,961,122
Pfizer, Inc.	420,079	18,210,425
Total		51,676,142
Total Health Care		97,348,266
Industrials 8.7%
Aerospace & Defense 3.6%
L3 Technologies, Inc.	59,415	12,581,126
Northrop Grumman Corp.	41,533	12,042,909
Total		24,624,035
Airlines 1.7%
Delta Air Lines, Inc.	228,555	11,331,757
Machinery 1.6%
Ingersoll-Rand PLC	106,459	11,237,812
Road & Rail 1.8%
Norfolk Southern Corp.	67,217	12,052,008
Total Industrials		59,245,612
Information Technology 19.6%
Communications Equipment 2.2%
Cisco Systems, Inc.	297,881	15,421,299
IT Services 3.8%
International Business Machines Corp.	82,604	11,410,091
MasterCard, Inc., Class A	63,574	14,289,528
Total		25,699,619
Semiconductors & Semiconductor Equipment 3.9%
Broadcom, Inc.	49,059	13,508,886
NVIDIA Corp.	40,775	6,289,952
NXP Semiconductors NV	72,750	6,643,530
Total		26,442,368
Software 7.6%
Adobe, Inc.(a)	43,578	11,439,225
Microsoft Corp.	287,148	32,169,190
Palo Alto Networks, Inc.(a)	33,959	8,363,083
Total		51,971,498
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 2.1%
Apple, Inc.(b)	82,727	14,324,180
Total Information Technology		133,858,964
Materials 3.3%
Chemicals 2.8%
DowDuPont, Inc.	212,050	11,287,421
Eastman Chemical Co.	94,265	7,794,773
Total		19,082,194
Metals & Mining 0.5%
Steel Dynamics, Inc.	100,527	3,751,668
Total Materials		22,833,862
Real Estate 3.9%
Equity Real Estate Investment Trusts (REITS) 3.9%
American Tower Corp.	55,054	9,697,762
Equity LifeStyle Properties, Inc.	76,933	8,358,001
Host Hotels & Resorts, Inc.	430,255	8,437,301
Total		26,493,064
Total Real Estate		26,493,064
Utilities 3.8%
Electric Utilities 2.6%
American Electric Power Co., Inc.	107,892	8,755,436
Xcel Energy, Inc.	164,063	9,000,496
Total		17,755,932
Multi-Utilities 1.2%
Ameren Corp.	112,702	8,028,890
Total Utilities		25,784,822
Total Common Stocks (Cost $505,517,567)		666,923,257

Money Market Funds 1.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.523%(c),(d)	12,897,378	12,896,089
Total Money Market Funds (Cost $12,896,089)		12,896,089
Total Investments in Securities (Cost: $518,413,656)		679,819,346
Other Assets & Liabilities, Net		1,092,592
Net Assets		680,911,938

At February 28, 2019, securities and/or cash totaling $969,640 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Equity Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	91	03/2019	USD	12,670,385	1,088,472	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2019.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.523%
	18,828,776	186,677,533	(192,608,931)	12,897,378	615	375	335,666	12,896,089
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	62,007,372	—	—	—	62,007,372
Consumer Discretionary	66,533,406	—	—	—	66,533,406
Consumer Staples	39,503,183	—	—	—	39,503,183
Energy	36,880,773	—	—	—	36,880,773
Financials	96,433,933	—	—	—	96,433,933
Health Care	97,348,266	—	—	—	97,348,266
Industrials	59,245,612	—	—	—	59,245,612
Information Technology	133,858,964	—	—	—	133,858,964
Materials	22,833,862	—	—	—	22,833,862
Real Estate	26,493,064	—	—	—	26,493,064
Utilities	25,784,822	—	—	—	25,784,822
Total Common Stocks	666,923,257	—	—	—	666,923,257
Money Market Funds	—	—	—	12,896,089	12,896,089
Total Investments in Securities	666,923,257	—	—	12,896,089	679,819,346
Investments in Derivatives
Asset
Futures Contracts	1,088,472	—	—	—	1,088,472
Total	668,011,729	—	—	12,896,089	680,907,818
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Equity Fund | Annual Report 2019

Statement of Assets and Liabilities
February 28, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $505,517,567)	$666,923,257
Affiliated issuers (cost $12,896,089)	12,896,089
Receivable for:
Investments sold	538,854
Capital shares sold	57,574
Dividends	1,663,056
Foreign tax reclaims	6,679
Variation margin for futures contracts	1,500
Expense reimbursement due from Investment Manager	7,172
Prepaid expenses	1,851
Total assets	682,096,032
Liabilities
Payable for:
Capital shares purchased	903,655
Variation margin for futures contracts	49,920
Management services fees	14,163
Distribution and/or service fees	1,256
Transfer agent fees	34,706
Compensation of board members	134,990
Compensation of chief compliance officer	6
Other expenses	45,398
Total liabilities	1,184,094
Net assets applicable to outstanding capital stock	$680,911,938
Represented by
Paid in capital	500,155,998
Total distributable earnings (loss) (Note 2)	180,755,940
Total - representing net assets applicable to outstanding capital stock	$680,911,938
Class A
Net assets	$151,703,311
Shares outstanding	10,872,913
Net asset value per share	$13.95
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.80
Advisor Class
Net assets	$3,142,759
Shares outstanding	228,015
Net asset value per share	$13.78
Class C
Net assets	$7,782,749
Shares outstanding	610,739
Net asset value per share	$12.74
Institutional Class
Net assets	$158,057,263
Shares outstanding	11,419,503
Net asset value per share	$13.84
Institutional 2 Class
Net assets	$19,466,007
Shares outstanding	1,364,793
Net asset value per share	$14.26
Institutional 3 Class
Net assets	$340,759,849
Shares outstanding	24,991,931
Net asset value per share	$13.63
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2019	11

Statement of Operations
Year Ended February 28, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$12,099,870
Dividends — affiliated issuers	335,666
Interfund lending	531
Foreign taxes withheld	(37,300)
Total income	12,398,767
Expenses:
Management services fees	4,941,980
Distribution and/or service fees
Class A	371,943
Class C	77,181
Class T	6
Transfer agent fees
Class A	214,226
Advisor Class	2,132
Class C	11,122
Institutional Class	235,184
Institutional 2 Class	2,898
Institutional 3 Class	23,133
Class T	3
Compensation of board members	14,981
Custodian fees	9,378
Printing and postage fees	32,434
Registration fees	113,853
Audit fees	30,551
Legal fees	12,450
Compensation of chief compliance officer	135
Other	23,924
Total expenses	6,117,514
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,485,978)
Expense reduction	(1,660)
Total net expenses	3,629,876
Net investment income	8,768,891
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	48,058,454
Investments — affiliated issuers	615
Foreign currency translations	(2,471)
Futures contracts	(1,508,484)
Options purchased	(28,312)
Options contracts written	(701,480)
Net realized gain	45,818,322
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(29,354,553)
Investments — affiliated issuers	375
Futures contracts	1,088,472
Net change in unrealized appreciation (depreciation)	(28,265,706)
Net realized and unrealized gain	17,552,616
Net increase in net assets resulting from operations	$26,321,507
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Equity Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended February 28, 2019	Year Ended February 28, 2018 (a),(b)
Operations
Net investment income	$8,768,891	$5,507,546
Net realized gain	45,818,322	53,265,099
Net change in unrealized appreciation (depreciation)	(28,265,706)	54,649,119
Net increase in net assets resulting from operations	26,321,507	113,421,764
Distributions to shareholders
Net investment income and net realized gains
Class A	(13,958,703)
Advisor Class	(139,047)
Class C	(716,858)
Institutional Class	(15,805,690)
Institutional 2 Class	(421,522)
Institutional 3 Class	(32,264,321)
Class T	(258)
Net investment income
Class A		(801,525)
Advisor Class		(167)
Institutional Class		(1,344,319)
Institutional 2 Class		(86,368)
Institutional 3 Class		(2,945,134)
Class T		(16)
Net realized gains
Class A		(6,926,613)
Advisor Class		(961)
Class B		(575)
Class C		(380,541)
Institutional Class		(8,214,462)
Institutional 2 Class		(489,290)
Institutional 3 Class		(15,743,846)
Class T		(133)
Total distributions to shareholders (Note 2)	(63,306,399)	(36,933,950)
Increase (decrease) in net assets from capital stock activity	48,484,123	(12,862,070)
Total increase in net assets	11,499,231	63,625,744
Net assets at beginning of year	669,412,707	605,786,963
Net assets at end of year	$680,911,938	$669,412,707
Undistributed net investment income	$1,281,249	$775,898

(a)	Advisor Class shares are based on operations from July 5, 2017 (commencement of operations) through the stated period end.
(b)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2019	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2019		February 28, 2018 (a),(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,722,849	24,297,972	1,158,222	16,477,376
Distributions reinvested	327,491	4,539,237	157,792	2,256,706
Redemptions	(1,267,527)	(18,043,220)	(1,607,372)	(22,500,825)
Net increase (decrease)	782,813	10,793,989	(291,358)	(3,766,743)
Advisor Class
Subscriptions	362,240	5,115,795	16,293	244,523
Distributions reinvested	10,342	138,788	70	1,001
Redemptions	(160,927)	(2,350,125)	(3)	(40)
Net increase	211,655	2,904,458	16,360	245,484
Class B
Subscriptions	—	—	5	62
Distributions reinvested	—	—	38	488
Redemptions	—	—	(9,001)	(114,088)
Net decrease	—	—	(8,958)	(113,538)
Class C
Subscriptions	238,221	2,999,930	307,336	4,022,730
Distributions reinvested	50,872	648,448	25,865	341,429
Redemptions	(279,518)	(3,687,068)	(199,221)	(2,588,503)
Net increase (decrease)	9,575	(38,690)	133,980	1,775,656
Class I
Subscriptions	—	—	32,752	408,575
Redemptions	—	—	(23,277,026)	(303,501,028)
Net decrease	—	—	(23,244,274)	(303,092,453)
Institutional Class
Subscriptions	1,060,395	14,613,282	1,052,609	14,741,755
Distributions reinvested	751,916	10,340,006	405,366	5,750,228
Redemptions	(1,977,365)	(27,630,441)	(2,058,740)	(29,109,319)
Net decrease	(165,054)	(2,677,153)	(600,765)	(8,617,336)
Institutional 2 Class
Subscriptions	1,215,011	16,522,712	1,080,548	15,409,873
Distributions reinvested	29,817	421,257	39,488	575,502
Redemptions	(593,073)	(8,837,909)	(427,042)	(6,232,531)
Net increase	651,755	8,106,060	692,994	9,752,844
Institutional 3 Class
Subscriptions	5,053,174	72,022,667	25,681,224	331,789,288
Distributions reinvested	2,236,881	30,308,418	1,336,438	18,688,820
Redemptions	(5,060,529)	(72,933,175)	(4,255,257)	(59,524,092)
Net increase	2,229,526	29,397,910	22,762,405	290,954,016
Class T
Redemptions	(189)	(2,451)	—	—
Net decrease	(189)	(2,451)	—	—
Total net increase (decrease)	3,720,081	48,484,123	(539,616)	(12,862,070)

(a)	Advisor Class shares are based on operations from July 5, 2017 (commencement of operations) through the stated period end.
(b)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Equity Fund | Annual Report 2019

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Columbia Select Large Cap Equity Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2019	$14.82	0.16	0.33	0.49	(0.14)	(1.22)	(1.36)
Year Ended 2/28/2018	$13.16	0.09	2.36	2.45	(0.08)	(0.71)	(0.79)
Year Ended 2/28/2017	$10.85	0.12	2.43	2.55	(0.12)	(0.12)	(0.24)
Year Ended 2/29/2016	$12.86	0.05	(0.62)	(0.57)	(0.20)	(1.24)	(1.44)
Year Ended 2/28/2015	$13.10	0.23	1.53	1.76	(0.10)	(1.90)	(2.00)
Advisor Class
Year Ended 2/28/2019	$14.66	0.20	0.33	0.53	(0.19)	(1.22)	(1.41)
Year Ended 2/28/2018(f)	$13.61	0.11	1.63	1.74	(0.10)	(0.59)	(0.69)
Class C
Year Ended 2/28/2019	$13.64	0.05	0.31	0.36	(0.04)	(1.22)	(1.26)
Year Ended 2/28/2018	$12.18	(0.02)	2.19	2.17	—	(0.71)	(0.71)
Year Ended 2/28/2017	$10.07	0.03	2.24	2.27	(0.04)	(0.12)	(0.16)
Year Ended 2/29/2016	$12.04	(0.04)	(0.57)	(0.61)	(0.12)	(1.24)	(1.36)
Year Ended 2/28/2015	$12.39	0.14	1.42	1.56	(0.01)	(1.90)	(1.91)
Institutional Class
Year Ended 2/28/2019	$14.71	0.19	0.34	0.53	(0.18)	(1.22)	(1.40)
Year Ended 2/28/2018	$13.06	0.12	2.35	2.47	(0.11)	(0.71)	(0.82)
Year Ended 2/28/2017	$10.78	0.15	2.40	2.55	(0.15)	(0.12)	(0.27)
Year Ended 2/29/2016	$12.78	0.07	(0.60)	(0.53)	(0.23)	(1.24)	(1.47)
Year Ended 2/28/2015	$13.03	0.25	1.53	1.78	(0.13)	(1.90)	(2.03)
Institutional 2 Class
Year Ended 2/28/2019	$15.11	0.22	0.34	0.56	(0.19)	(1.22)	(1.41)
Year Ended 2/28/2018	$13.41	0.13	2.40	2.53	(0.12)	(0.71)	(0.83)
Year Ended 2/28/2017	$11.05	0.15	2.49	2.64	(0.16)	(0.12)	(0.28)
Year Ended 2/29/2016	$13.07	0.06	(0.60)	(0.54)	(0.24)	(1.24)	(1.48)
Year Ended 2/28/2015	$13.28	0.39	1.44	1.83	(0.14)	(1.90)	(2.04)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Equity Fund | Annual Report 2019

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2019	—	$13.95	3.61%	1.19%	0.80% (c)	1.10%	62%	$151,703
Year Ended 2/28/2018	—	$14.82	18.87%	1.19%	1.13% (c)	0.61%	45%	$149,489
Year Ended 2/28/2017	—	$13.16	23.66%	1.22%	1.17% (c)	0.98%	67%	$136,584
Year Ended 2/29/2016	0.00 (d)	$10.85	(5.38%) (e)	1.25%	1.18% (c)	0.41%	102%	$119,928
Year Ended 2/28/2015	—	$12.86	14.26%	1.25%	1.18% (c)	1.79%	150%	$139,311
Advisor Class
Year Ended 2/28/2019	—	$13.78	3.88%	0.94%	0.55% (c)	1.45%	62%	$3,143
Year Ended 2/28/2018(f)	—	$14.66	12.96%	0.97% (g)	0.69% (c),(g)	1.17% (g)	45%	$240
Class C
Year Ended 2/28/2019	—	$12.74	2.85%	1.94%	1.55% (c)	0.34%	62%	$7,783
Year Ended 2/28/2018	—	$13.64	18.03%	1.94%	1.87% (c)	(0.15%)	45%	$8,199
Year Ended 2/28/2017	—	$12.18	22.66%	1.97%	1.92% (c)	0.23%	67%	$5,692
Year Ended 2/29/2016	0.00 (d)	$10.07	(6.05%) (e)	2.00%	1.93% (c)	(0.35%)	102%	$4,739
Year Ended 2/28/2015	—	$12.04	13.38%	2.00%	1.93% (c)	1.16%	150%	$5,772
Institutional Class
Year Ended 2/28/2019	—	$13.84	3.90%	0.94%	0.55% (c)	1.34%	62%	$158,057
Year Ended 2/28/2018	—	$14.71	19.21%	0.94%	0.88% (c)	0.86%	45%	$170,394
Year Ended 2/28/2017	—	$13.06	23.83%	0.97%	0.92% (c)	1.23%	67%	$159,193
Year Ended 2/29/2016	0.00 (d)	$10.78	(5.09%) (e)	1.00%	0.93% (c)	0.55%	102%	$149,765
Year Ended 2/28/2015	—	$12.78	14.54%	1.00%	0.93% (c)	1.92%	150%	$209,909
Institutional 2 Class
Year Ended 2/28/2019	—	$14.26	4.01%	0.84%	0.46%	1.53%	62%	$19,466
Year Ended 2/28/2018	—	$15.11	19.15%	0.86%	0.80%	0.90%	45%	$10,777
Year Ended 2/28/2017	—	$13.41	24.09%	0.86%	0.83%	1.21%	67%	$269
Year Ended 2/29/2016	0.00 (d)	$11.05	(5.05%) (e)	0.86%	0.84%	0.47%	102%	$153
Year Ended 2/28/2015	—	$13.07	14.67%	0.86%	0.85%	2.98%	150%	$143
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2019	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2019	$14.51	0.21	0.33	0.54	(0.20)	(1.22)	(1.42)
Year Ended 2/28/2018(h)	$13.08	0.14	2.13	2.27	(0.13)	(0.71)	(0.84)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.
(f)	Advisor Class shares commenced operations on July 5, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large Cap Equity Fund | Annual Report 2019

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2019	—	$13.63	4.02%	0.80%	0.43%	1.48%	62%	$340,760
Year Ended 2/28/2018(h)	—	$14.51	17.63%	0.81%	0.76%	0.98%	45%	$330,311
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2019	19

Notes to Financial Statements
February 28, 2019
Note 1. Organization
Columbia Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
20	Columbia Select Large Cap Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging)
Columbia Select Large Cap Equity Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
February 28, 2019
purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
22	Columbia Select Large Cap Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Columbia Select Large Cap Equity Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
February 28, 2019
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,088,472*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	(1,508,484)	(701,480)	(28,312)	(2,238,276)
Total	(1,508,484)	(701,480)	(28,312)	(2,238,276)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category				Futures contracts ($)
Equity risk				1,088,472
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	6,753,386

Derivative instrument	Average value ($)**
Options contracts — purchased	34,486
Options contracts — written	(103,666)

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2019.
**	Based on the ending daily outstanding amounts for the year ended February 28, 2019.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
24	Columbia Select Large Cap Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Select Large Cap Equity Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
February 28, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2019 was 0.76% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their
26	Columbia Select Large Cap Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended February 28, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $15,433,054 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.04
Institutional 3 Class	0.01
Class T	0.11 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2019, these minimum account balance fees reduced total expenses of the Fund by $1,660.
Columbia Select Large Cap Equity Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
February 28, 2019
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2019, if any, are listed below:
Amount ($)
Class A	65,516
Class C	1,941
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2019
Class A	0.80%
Advisor Class	0.55
Class C	1.55
Institutional Class	0.55
Institutional 2 Class	0.49
Institutional 3 Class	0.43
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the
28	Columbia Select Large Cap Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, post-October capital losses, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(2,471)	2,471	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2019			Year Ended February 28, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
10,865,951	52,440,448	63,306,399	10,239,222	26,694,728	36,933,950
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,414,830	21,998,277	—	160,969,788
At February 28, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
519,938,031	170,965,881	(9,996,093)	160,969,788
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Select Large Cap Equity Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
February 28, 2019
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	3,493,372
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $393,995,690 and $395,400,472, respectively, for the year ended February 28, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	3,400,000	2.81	2
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the
30	Columbia Select Large Cap Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 28, 2019.
Note 9. Significant risks
Shareholder concentration risk
At February 28, 2019, one unaffiliated shareholder of record owned 27.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 47.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Select Large Cap Equity Fund | Annual Report 2019	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select Large Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large Cap Equity Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Select Large Cap Equity Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
92.92%	91.93%	$52,909,145
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Select Large Cap Equity Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
34	Columbia Select Large Cap Equity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Select Large Cap Equity Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
36	Columbia Select Large Cap Equity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Select Large Cap Equity Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
38	Columbia Select Large Cap Equity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Select Large Cap Equity Fund | Annual Report 2019	39

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
40	Columbia Select Large Cap Equity Fund | Annual Report 2019

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Select Large Cap Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN172_02_J01_(04/19)

Annual Report
February 28, 2019
Columbia Large Cap Enhanced Core Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Large Cap Enhanced Core Fund   |  Annual Report 2019

Columbia Large Cap Enhanced Core Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Large Cap Enhanced Core Fund (the Fund) seeks total return before fees and expenses that exceeds the total return of the Standard & Poor’s (S&P) 500 Index.
Portfolio management
Brian Condon, CFA
Co-Portfolio Manager
Managed Fund since 2009
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2019)
	Inception	1 Year	5 Years	10 Years
Class A	07/31/96	4.14	10.56	16.50
Advisor Class*	07/01/15	4.38	10.77	16.61
Institutional Class	07/31/96	4.42	10.84	16.79
Institutional 2 Class*	06/25/14	4.50	10.94	16.70
Institutional 3 Class*	07/15/09	4.58	11.00	16.93
Class R	01/23/06	3.88	10.29	16.21
S&P 500 Index		4.68	10.67	16.67
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2009 — February 28, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2019)
Microsoft Corp.	4.4
Alphabet, Inc., Class A	3.5
Apple, Inc.	2.7
Amazon.com, Inc.	2.4
Facebook, Inc., Class A	2.3
Johnson & Johnson	2.1
Visa, Inc., Class A	1.8
Boeing Co. (The)	1.7
Cisco Systems, Inc.	1.7
Verizon Communications, Inc.	1.6
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2019)
Common Stocks	96.4
Money Market Funds	3.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2019)
Communication Services	10.2
Consumer Discretionary	9.4
Consumer Staples	7.6
Energy	5.1
Financials	13.1
Health Care	15.3
Industrials	10.0
Information Technology	20.8
Materials	2.3
Real Estate	2.7
Utilities	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Large Cap Enhanced Core Fund | Annual Report 2019	3

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2019, the Fund’s Class A shares returned 4.14%. The Fund’s benchmark, the S&P 500 Index, returned 4.68% for the same time period. Stock selection, as driven by our quantitative models, drove performance.
Stocks advanced despite year-end selloff
Investors kicked off the 12-month period ended February 28, 2019 with soaring optimism. Positive global economic conditions, broad corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The pace of economic growth averaged more than 3.0% as the labor markets added an average of 209,000 jobs per month, wages increased on the order of 3.0% and manufacturing activity remained solid. Unemployment rose modestly in December and January, but even that was a net positive as it reflected an increase in the number of Americans seeking employment. Weak job creation in February drove unemployment back down to 3.8%.
However, as 2018 progressed, the rosy global outlook dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the U.K.’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (the Fed) rattled investors when it raised the target range of its key short-term interest rate, the federal funds rate, to 2.25%-2.50%, the fourth such increase for the year. However, the Fed maintained this rate in its January 2019 meeting and announced that it would be patient moving forward.
As uncertainties rose late in 2018, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter of 2018 and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. However, stocks rebounded early in 2019 as a patient Fed and hopes for progress on the trade front inspired confidence. The S&P 500 Index, a broad measure of U.S. stock returns, gained 4.68% for the 12-month period, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.17%.
Stock selection models delivered mixed results
We divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures, such as earnings and cash flow, relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the period, the Fund’s quality factors were the best performing category while the catalyst and valuation themes fell short of expectations. Many of the factors favored by the Fund’s valuation theme, such as low price-to-book and price-to-earnings ratios, were out of favor during the period.
The Fund’s strategy is to keep sector weights in line with the benchmark, so relative performance is primarily driven by stock selection. Security selection within information technology, industrials, and energy added most to relative performance. Stock selection within consumer discretionary, communication services and materials detracted most from relative performance.
Contributors and detractors
Pharmaceutical firm Eli Lilly was the Fund’s top individual contributor for the 12-month period. Eli Lilly shares climbed steadily as the company reported strong quarterly earnings results and announced positive data in the fourth quarter of 2018 regarding a key diabetes drug — a pill and not an injectable — in its pipeline. Technology firm VeriSign was another notable contributor. The company, which provides domain name registry services and internet security, repeatedly posted earnings that beat consensus estimates. The company also sold certain of its security services assets to NeuStar. The Fund had no exposure to semiconductor company NVIDIA, which aided performance. NVIDIA shares fell sharply in the fourth quarter of 2018 after reporting disappointing quarterly results and lowering forward guidance, largely the result of excess inventory overhang stemming from the fall off in crypto demand. The semiconductor industry itself broadly sold off due to cyclical fears of slowing demand.
4	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
A position in Charter Communications was a notable detractor from relative results. The broad communication services provider sold off early in the period after reporting disappointing quarterly results driven by continued issues following the company’s integration with Time Warner. We exited the name not long after these results were reported. A position in pharmaceutical company Bristol-Myers Squibb also weighed on returns. Bristol-Myers shares sold off in October 2018 after reporting disappointing trial results for a drug designed to help treat lung cancer. We continue to own the stock. Underexposure to pharmaceutical company Merck also detracted from relative returns, as Merck enjoyed solid gains for the period.
The Fund employs equity index futures to equitize its cash position. They serve to keep the fund fully invested and to keep its risk profile in line with the benchmark.
Adjustment to stock selection models
During the period, we created a new model for the rebranded communication services sector, which went into effect at the end of the third quarter of 2018. The model comprises telecom, media and several software stocks. To improve the comparability within this diverse sector, fundamental ratios are adjusted at the subsector level. We also modified the “free cash flow yield” signal to address the large disparity in the structure of total investment and balance sheet composition across companies within the sector.
Investment discipline based on stock selection model
Regardless of the economic environment, we maintain our investment discipline, which is linked to the Fund’s quantitative stock selection model. Consequently, we do not rely on macroeconomic scenarios or market outlooks to choose securities. We also seek to minimize sector weight differences between the Fund and its investment benchmark. We continue to favor stocks of companies with attributes considered most important in our quantitative stock selection model — companies with attractive valuations relative to their peers, strong business and market momentum and good quality of earnings and financial strength. Over the long term, we have found that stocks with these characteristics have had the potential to outperform their peers in various macroeconomic conditions.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2018 — February 28, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	964.70	1,020.38	4.34	4.46	0.89
Advisor Class	1,000.00	1,000.00	966.10	1,021.62	3.12	3.21	0.64
Institutional Class	1,000.00	1,000.00	966.00	1,021.62	3.12	3.21	0.64
Institutional 2 Class	1,000.00	1,000.00	966.70	1,022.12	2.63	2.71	0.54
Institutional 3 Class	1,000.00	1,000.00	966.90	1,022.36	2.39	2.46	0.49
Class R	1,000.00	1,000.00	963.60	1,019.14	5.55	5.71	1.14
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

Portfolio of Investments
February 28, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.3%
Issuer	Shares	Value ($)
Communication Services 9.8%
Diversified Telecommunication Services 2.0%
AT&T, Inc.	64,500	2,007,240
Verizon Communications, Inc.	150,400	8,560,768
Total		10,568,008
Entertainment 0.9%
Electronic Arts, Inc.(a)	47,100	4,511,238
Walt Disney Co. (The)	4,600	519,064
Total		5,030,302
Interactive Media & Services 5.7%
Alphabet, Inc., Class A(a)	16,455	18,537,380
Facebook, Inc., Class A(a)	75,800	12,237,910
TripAdvisor, Inc.(a)	9,600	510,432
Total		31,285,722
Media 1.2%
Comcast Corp., Class A	172,600	6,674,442
Total Communication Services		53,558,474
Consumer Discretionary 9.1%
Automobiles 0.7%
Harley-Davidson, Inc.	95,700	3,552,384
Diversified Consumer Services 0.6%
H&R Block, Inc.	142,600	3,443,790
Hotels, Restaurants & Leisure 1.0%
Starbucks Corp.	76,400	5,367,864
Household Durables 0.3%
Garmin Ltd.	19,800	1,662,606
Internet & Direct Marketing Retail 3.2%
Amazon.com, Inc.(a)	7,550	12,380,717
Booking Holdings, Inc.(a)	2,910	4,938,386
Total		17,319,103
Multiline Retail 0.8%
Kohl’s Corp.	35,800	2,417,574
Macy’s, Inc.	86,100	2,134,419
Total		4,551,993
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 2.0%
Advance Auto Parts, Inc.	16,000	2,588,480
AutoZone, Inc.(a)	2,975	2,793,436
Foot Locker, Inc.	43,800	2,606,976
Home Depot, Inc. (The)	12,400	2,295,736
Lowe’s Companies, Inc.	7,000	735,630
Total		11,020,258
Textiles, Apparel & Luxury Goods 0.5%
Capri Holdings Ltd.(a)	53,500	2,439,600
Total Consumer Discretionary		49,357,598
Consumer Staples 7.3%
Beverages 0.2%
Coca-Cola Co. (The)	16,000	725,440
PepsiCo, Inc.	3,900	450,996
Total		1,176,436
Food & Staples Retailing 2.6%
Kroger Co. (The)	133,400	3,912,622
Walgreens Boots Alliance, Inc.	66,500	4,734,135
Walmart, Inc.	56,800	5,622,632
Total		14,269,389
Food Products 1.1%
Mondelez International, Inc., Class A	39,600	1,867,536
Tyson Foods, Inc., Class A	61,900	3,816,754
Total		5,684,290
Household Products 1.1%
Kimberly-Clark Corp.	36,700	4,287,661
Procter & Gamble Co. (The)	19,100	1,882,305
Total		6,169,966
Tobacco 2.3%
Altria Group, Inc.	109,500	5,738,895
Philip Morris International, Inc.	77,400	6,729,156
Total		12,468,051
Total Consumer Staples		39,768,132
Energy 4.9%
Energy Equipment & Services 0.1%
National Oilwell Varco, Inc.	9,400	264,516
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 4.8%
Chevron Corp.	50,400	6,026,832
ConocoPhillips Co.	76,900	5,217,665
Devon Energy Corp.	98,600	2,909,686
Exxon Mobil Corp.	47,600	3,761,828
HollyFrontier Corp.	63,100	3,230,720
Marathon Oil Corp.	67,700	1,123,820
Valero Energy Corp.	49,600	4,045,376
Total		26,315,927
Total Energy		26,580,443
Financials 12.7%
Banks 5.5%
Bank of America Corp.	286,000	8,316,880
Citigroup, Inc.	112,700	7,210,546
Comerica, Inc.	46,200	4,024,482
JPMorgan Chase & Co.	42,800	4,466,608
Regions Financial Corp.	31,900	523,160
Wells Fargo & Co.	30,000	1,496,700
Zions Bancorp	79,300	4,052,230
Total		30,090,606
Capital Markets 2.5%
Bank of New York Mellon Corp. (The)	84,300	4,424,064
CME Group, Inc.	18,900	3,438,099
Franklin Resources, Inc.	47,200	1,539,192
Intercontinental Exchange, Inc.	56,100	4,328,115
Total		13,729,470
Consumer Finance 0.8%
Capital One Financial Corp.	50,800	4,245,864
Diversified Financial Services 1.0%
Berkshire Hathaway, Inc., Class B(a)	26,500	5,334,450
Insurance 2.9%
Allstate Corp. (The)	39,900	3,765,762
Marsh & McLennan Companies, Inc.	30,700	2,855,714
MetLife, Inc.	99,100	4,478,329
Prudential Financial, Inc.	46,900	4,495,365
Total		15,595,170
Total Financials		68,995,560
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 14.7%
Biotechnology 2.5%
Alexion Pharmaceuticals, Inc.(a)	25,800	3,491,514
Biogen, Inc.(a)	10,250	3,362,102
Gilead Sciences, Inc.	31,400	2,041,628
Regeneron Pharmaceuticals, Inc.(a)	3,100	1,335,294
Vertex Pharmaceuticals, Inc.(a)	18,700	3,529,625
Total		13,760,163
Health Care Equipment & Supplies 1.9%
Abbott Laboratories	54,700	4,245,814
Baxter International, Inc.	58,500	4,371,705
Hologic, Inc.(a)	35,300	1,664,395
Total		10,281,914
Health Care Providers & Services 2.9%
Cardinal Health, Inc.	74,000	4,021,160
Cigna Corp.	18,300	3,192,252
HCA Healthcare, Inc.	21,300	2,961,552
McKesson Corp.	30,200	3,840,232
UnitedHealth Group, Inc.	8,100	1,961,982
Total		15,977,178
Life Sciences Tools & Services 1.1%
Agilent Technologies, Inc.	53,400	4,242,096
IQVIA Holdings, Inc.(a)	12,300	1,723,230
Total		5,965,326
Pharmaceuticals 6.3%
Allergan PLC	28,600	3,938,506
Bristol-Myers Squibb Co.	101,800	5,258,988
Eli Lilly & Co.	52,000	6,567,080
Johnson & Johnson	82,100	11,218,144
Merck & Co., Inc.	57,100	4,641,659
Perrigo Co. PLC	11,600	564,920
Pfizer, Inc.	50,100	2,171,835
Total		34,361,132
Total Health Care		80,345,713

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 9.6%
Aerospace & Defense 1.8%
Boeing Co. (The)	20,750	9,129,170
Raytheon Co.	5,700	1,063,050
Total		10,192,220
Air Freight & Logistics 0.5%
CH Robinson Worldwide, Inc.	30,200	2,729,476
Airlines 0.8%
Southwest Airlines Co.	75,900	4,253,436
Building Products 0.7%
Masco Corp.	97,300	3,654,588
Electrical Equipment 0.9%
Eaton Corp. PLC	12,600	1,005,102
Rockwell Automation, Inc.	23,000	4,106,880
Total		5,111,982
Industrial Conglomerates 1.1%
Honeywell International, Inc.	39,500	6,085,765
Machinery 1.7%
Illinois Tool Works, Inc.	30,200	4,351,216
Parker-Hannifin Corp.	5,700	1,004,112
Snap-On, Inc.	23,700	3,792,000
Total		9,147,328
Professional Services 0.7%
Robert Half International, Inc.	57,500	3,920,925
Road & Rail 1.4%
CSX Corp.	64,800	4,709,016
Union Pacific Corp.	16,500	2,767,050
Total		7,476,066
Total Industrials		52,571,786
Information Technology 20.1%
Communications Equipment 2.0%
Cisco Systems, Inc.	169,500	8,775,015
F5 Networks, Inc.(a)	12,900	2,169,006
Total		10,944,021
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 4.2%
MasterCard, Inc., Class A	37,300	8,383,921
PayPal Holdings, Inc.(a)	9,100	892,437
VeriSign, Inc.(a)	23,200	4,130,528
Visa, Inc., Class A	64,700	9,583,364
Total		22,990,250
Semiconductors & Semiconductor Equipment 3.0%
Broadcom, Inc.	21,900	6,030,384
Intel Corp.	104,900	5,555,504
Lam Research Corp.	22,600	3,979,634
QUALCOMM, Inc.	7,300	389,747
Total		15,955,269
Software 7.2%
Adobe, Inc.(a)	25,900	6,798,750
Fortinet, Inc.(a)	47,900	4,157,241
Intuit, Inc.	21,200	5,239,156
Microsoft Corp.(b)	206,200	23,100,586
Total		39,295,733
Technology Hardware, Storage & Peripherals 3.7%
Apple, Inc.	81,175	14,055,451
HP, Inc.	194,400	3,835,512
NetApp, Inc.	35,800	2,334,160
Total		20,225,123
Total Information Technology		109,410,396
Materials 2.2%
Chemicals 1.5%
CF Industries Holdings, Inc.	25,600	1,080,320
LyondellBasell Industries NV, Class A	45,300	3,874,056
Mosaic Co. (The)	108,300	3,386,541
Total		8,340,917
Metals & Mining 0.7%
Nucor Corp.	64,300	3,894,651
Total Materials		12,235,568

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.6%
Equity Real Estate Investment Trusts (REITS) 2.6%
American Tower Corp.	13,400	2,360,410
Equity Residential	41,800	3,080,242
Host Hotels & Resorts, Inc.	202,300	3,967,103
Simon Property Group, Inc.	26,600	4,818,856
Total		14,226,611
Total Real Estate		14,226,611
Utilities 3.3%
Electric Utilities 0.8%
Exelon Corp.	91,400	4,441,126
Independent Power and Renewable Electricity Producers 1.4%
AES Corp. (The)	220,500	3,799,215
NRG Energy, Inc.	95,200	3,967,936
Total		7,767,151
Multi-Utilities 1.1%
Ameren Corp.	7,200	512,928
CenterPoint Energy, Inc.	125,200	3,773,528
Public Service Enterprise Group, Inc.	28,400	1,670,204
Total		5,956,660
Total Utilities		18,164,937
Total Common Stocks (Cost $411,989,359)		525,215,218

Money Market Funds 3.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.523%(c),(d)	19,546,020	19,544,066
Total Money Market Funds (Cost $19,544,066)		19,544,066
Total Investments in Securities (Cost: $431,533,425)		544,759,284
Other Assets & Liabilities, Net		716,112
Net Assets		545,475,396

At February 28, 2019, securities and/or cash totaling $649,774 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	149	03/2019	USD	20,746,015	1,013,970	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.523%
	14,323,611	260,317,911	(255,095,502)	19,546,020	(1,373)	1,026	244,024	19,544,066
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	53,558,474	—	—	—	53,558,474
Consumer Discretionary	49,357,598	—	—	—	49,357,598
Consumer Staples	39,768,132	—	—	—	39,768,132
Energy	26,580,443	—	—	—	26,580,443
Financials	68,995,560	—	—	—	68,995,560
Health Care	80,345,713	—	—	—	80,345,713
Industrials	52,571,786	—	—	—	52,571,786
Information Technology	109,410,396	—	—	—	109,410,396
Materials	12,235,568	—	—	—	12,235,568
Real Estate	14,226,611	—	—	—	14,226,611
Utilities	18,164,937	—	—	—	18,164,937
Total Common Stocks	525,215,218	—	—	—	525,215,218
Money Market Funds	—	—	—	19,544,066	19,544,066
Total Investments in Securities	525,215,218	—	—	19,544,066	544,759,284
Investments in Derivatives
Asset
Futures Contracts	1,013,970	—	—	—	1,013,970
Total	526,229,188	—	—	19,544,066	545,773,254
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

Statement of Assets and Liabilities
February 28, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $411,989,359)	$525,215,218
Affiliated issuers (cost $19,544,066)	19,544,066
Receivable for:
Capital shares sold	230,327
Dividends	1,062,823
Foreign tax reclaims	4,674
Expense reimbursement due from Investment Manager	4,406
Prepaid expenses	1,547
Total assets	546,063,061
Liabilities
Payable for:
Capital shares purchased	324,107
Variation margin for futures contracts	37,568
Management services fees	11,021
Distribution and/or service fees	1,250
Transfer agent fees	63,428
Compensation of board members	105,098
Compensation of chief compliance officer	5
Audit fees	31,050
Other expenses	14,138
Total liabilities	587,665
Net assets applicable to outstanding capital stock	$545,475,396
Represented by
Paid in capital	430,468,261
Total distributable earnings (loss) (Note 2)	115,007,135
Total - representing net assets applicable to outstanding capital stock	$545,475,396
Class A
Net assets	$75,496,865
Shares outstanding	3,209,669
Net asset value per share	$23.52
Advisor Class
Net assets	$5,222,147
Shares outstanding	224,808
Net asset value per share	$23.23
Institutional Class
Net assets	$329,586,509
Shares outstanding	14,044,484
Net asset value per share	$23.47
Institutional 2 Class
Net assets	$26,349,488
Shares outstanding	1,127,729
Net asset value per share	$23.37
Institutional 3 Class
Net assets	$55,689,408
Shares outstanding	2,373,088
Net asset value per share	$23.47
Class R
Net assets	$53,130,979
Shares outstanding	2,263,102
Net asset value per share	$23.48
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	13

Statement of Operations
Year Ended February 28, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$8,599,266
Dividends — affiliated issuers	244,024
Interfund lending	386
Total income	8,843,676
Expenses:
Management services fees	3,215,491
Distribution and/or service fees
Class A	163,815
Class R	216,564
Transfer agent fees
Class A	105,911
Advisor Class	4,861
Institutional Class	425,873
Institutional 2 Class	8,924
Institutional 3 Class	3,776
Class R	70,084
Compensation of board members	12,744
Custodian fees	11,059
Printing and postage fees	29,500
Registration fees	112,196
Audit fees	33,050
Legal fees	10,384
Compensation of chief compliance officer	87
Other	14,251
Total expenses	4,438,570
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,384,108)
Total net expenses	3,054,462
Net investment income	5,789,214
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	28,359,153
Investments — affiliated issuers	(1,373)
Futures contracts	(1,306,026)
Net realized gain	27,051,754
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(8,213,696)
Investments — affiliated issuers	1,026
Futures contracts	539,300
Net change in unrealized appreciation (depreciation)	(7,673,370)
Net realized and unrealized gain	19,378,384
Net increase in net assets resulting from operations	$25,167,598
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended February 28, 2019	Year Ended February 28, 2018
Operations
Net investment income	$5,789,214	$5,850,194
Net realized gain	27,051,754	50,769,434
Net change in unrealized appreciation (depreciation)	(7,673,370)	15,241,732
Net increase in net assets resulting from operations	25,167,598	71,861,360
Distributions to shareholders
Net investment income and net realized gains
Class A	(6,770,212)
Advisor Class	(433,283)
Institutional Class	(27,350,744)
Institutional 2 Class	(1,476,257)
Institutional 3 Class	(4,260,470)
Class R	(4,770,255)
Net investment income
Class A		(778,745)
Advisor Class		(9,034)
Institutional Class		(3,990,772)
Institutional 2 Class		(170,715)
Institutional 3 Class		(337,867)
Class R		(388,883)
Net realized gains
Class A		(6,844,706)
Advisor Class		(61,423)
Institutional Class		(29,395,242)
Institutional 2 Class		(1,167,063)
Institutional 3 Class		(2,428,190)
Class R		(4,234,624)
Total distributions to shareholders (Note 2)	(45,061,221)	(49,807,264)
Increase (decrease) in net assets from capital stock activity	165,302,223	(18,343,467)
Total increase in net assets	145,408,600	3,710,629
Net assets at beginning of year	400,066,796	396,356,167
Net assets at end of year	$545,475,396	$400,066,796
Undistributed (excess of distributions over) net investment income	$(103,908)	$596,908
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2019		February 28, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,222,867	28,928,382	400,829	9,879,467
Distributions reinvested	241,051	5,644,252	260,995	6,274,910
Redemptions	(662,483)	(15,851,999)	(1,571,086)	(38,358,017)
Net increase (decrease)	801,435	18,720,635	(909,262)	(22,203,640)
Advisor Class
Subscriptions	309,941	7,487,315	38,345	927,521
Distributions reinvested	19,095	432,974	2,944	70,077
Redemptions	(130,912)	(2,830,909)	(25,629)	(612,922)
Net increase	198,124	5,089,380	15,660	384,676
Class I
Redemptions	—	—	(454,904)	(10,723,764)
Net decrease	—	—	(454,904)	(10,723,764)
Institutional Class
Subscriptions	6,180,535	140,039,331	1,518,335	37,092,703
Distributions reinvested	451,353	10,534,985	393,096	9,433,249
Redemptions	(2,996,785)	(69,994,395)	(2,280,542)	(55,947,390)
Net increase (decrease)	3,635,103	80,579,921	(369,111)	(9,421,438)
Institutional 2 Class
Subscriptions	831,351	18,729,881	212,420	5,231,812
Distributions reinvested	63,602	1,475,923	55,939	1,337,369
Redemptions	(227,104)	(5,194,636)	(107,276)	(2,623,687)
Net increase	667,849	15,011,168	161,083	3,945,494
Institutional 3 Class
Subscriptions	3,355,471	79,354,896	1,765,484	43,060,637
Distributions reinvested	183,442	4,255,865	115,226	2,762,074
Redemptions	(2,289,680)	(55,563,737)	(967,850)	(24,287,771)
Net increase	1,249,233	28,047,024	912,860	21,534,940
Class R
Subscriptions	1,262,838	30,559,259	575,462	14,169,766
Distributions reinvested	136,826	3,180,125	96,196	2,308,217
Redemptions	(661,854)	(15,885,289)	(744,144)	(18,337,718)
Net increase (decrease)	737,810	17,854,095	(72,486)	(1,859,735)
Total net increase (decrease)	7,289,554	165,302,223	(716,160)	(18,343,467)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

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Columbia Large Cap Enhanced Core Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2019	$25.12	0.28	0.69	0.97	(0.24)	(2.33)	(2.57)
Year Ended 2/28/2018	$23.81	0.32	4.16	4.48	(0.32)	(2.85)	(3.17)
Year Ended 2/28/2017	$19.69	0.29	4.14	4.43	(0.31)	—	(0.31)
Year Ended 2/29/2016	$22.05	0.27	(2.20)	(1.93)	(0.43)	—	(0.43)
Year Ended 2/28/2015	$18.77	0.51	2.97	3.48	(0.20)	—	(0.20)
Advisor Class
Year Ended 2/28/2019	$24.85	0.36	0.65	1.01	(0.30)	(2.33)	(2.63)
Year Ended 2/28/2018	$23.58	0.37	4.13	4.50	(0.38)	(2.85)	(3.23)
Year Ended 2/28/2017	$19.49	0.36	4.09	4.45	(0.36)	—	(0.36)
Year Ended 2/29/2016(d)	$21.32	0.20	(1.74)	(1.54)	(0.29)	—	(0.29)
Institutional Class
Year Ended 2/28/2019	$25.07	0.34	0.69	1.03	(0.30)	(2.33)	(2.63)
Year Ended 2/28/2018	$23.77	0.38	4.15	4.53	(0.38)	(2.85)	(3.23)
Year Ended 2/28/2017	$19.65	0.34	4.14	4.48	(0.36)	—	(0.36)
Year Ended 2/29/2016	$22.01	0.34	(2.22)	(1.88)	(0.48)	—	(0.48)
Year Ended 2/28/2015	$18.73	0.47	3.06	3.53	(0.25)	—	(0.25)
Institutional 2 Class
Year Ended 2/28/2019	$24.98	0.37	0.68	1.05	(0.33)	(2.33)	(2.66)
Year Ended 2/28/2018	$23.69	0.40	4.14	4.54	(0.40)	(2.85)	(3.25)
Year Ended 2/28/2017	$19.58	0.36	4.13	4.49	(0.38)	—	(0.38)
Year Ended 2/29/2016	$21.93	0.37	(2.22)	(1.85)	(0.50)	—	(0.50)
Year Ended 2/28/2015(f)	$19.88	0.62	1.66	2.28	(0.23)	—	(0.23)
Institutional 3 Class
Year Ended 2/28/2019	$25.07	0.38	0.69	1.07	(0.34)	(2.33)	(2.67)
Year Ended 2/28/2018	$23.77	0.44	4.13	4.57	(0.42)	(2.85)	(3.27)
Year Ended 2/28/2017	$19.65	0.37	4.14	4.51	(0.39)	—	(0.39)
Year Ended 2/29/2016	$22.01	0.38	(2.23)	(1.85)	(0.51)	—	(0.51)
Year Ended 2/28/2015	$18.73	0.46	3.10	3.56	(0.28)	—	(0.28)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2019	$23.52	4.14%	1.21%	0.89%	1.17%	99%	$75,497
Year Ended 2/28/2018	$25.12	19.81%	1.23%	0.89%	1.31%	70%	$60,502
Year Ended 2/28/2017	$23.81	22.62%	1.24%	0.89% (c)	1.32%	79%	$79,005
Year Ended 2/29/2016	$19.69	(8.94%)	1.25%	0.90%	1.27%	89%	$75,126
Year Ended 2/28/2015	$22.05	18.60%	1.27%	0.90% (c)	2.51%	91%	$85,261
Advisor Class
Year Ended 2/28/2019	$23.23	4.38%	0.96%	0.64%	1.53%	99%	$5,222
Year Ended 2/28/2018	$24.85	20.12%	0.98%	0.64%	1.48%	70%	$663
Year Ended 2/28/2017	$23.58	22.98%	0.99%	0.64% (c)	1.64%	79%	$260
Year Ended 2/29/2016(d)	$19.49	(7.31%)	1.01% (e)	0.65% (e)	1.49% (e)	89%	$120
Institutional Class
Year Ended 2/28/2019	$23.47	4.42%	0.96%	0.64%	1.41%	99%	$329,587
Year Ended 2/28/2018	$25.07	20.08%	0.98%	0.64%	1.56%	70%	$260,985
Year Ended 2/28/2017	$23.77	22.94%	0.99%	0.64% (c)	1.57%	79%	$256,195
Year Ended 2/29/2016	$19.65	(8.73%)	1.00%	0.65%	1.61%	89%	$299,136
Year Ended 2/28/2015	$22.01	18.92%	1.02%	0.65% (c)	2.32%	91%	$330,450
Institutional 2 Class
Year Ended 2/28/2019	$23.37	4.50%	0.87%	0.54%	1.56%	99%	$26,349
Year Ended 2/28/2018	$24.98	20.20%	0.87%	0.55%	1.63%	70%	$11,486
Year Ended 2/28/2017	$23.69	23.08%	0.86%	0.56%	1.66%	79%	$7,078
Year Ended 2/29/2016	$19.58	(8.62%)	0.84%	0.55%	1.78%	89%	$2,969
Year Ended 2/28/2015(f)	$21.93	11.49%	0.88% (e)	0.55% (e)	4.41% (e)	91%	$424
Institutional 3 Class
Year Ended 2/28/2019	$23.47	4.58%	0.81%	0.49%	1.61%	99%	$55,689
Year Ended 2/28/2018	$25.07	20.24%	0.82%	0.50%	1.77%	70%	$28,180
Year Ended 2/28/2017	$23.77	23.11%	0.81%	0.51%	1.71%	79%	$5,016
Year Ended 2/29/2016	$19.65	(8.59%)	0.80%	0.50%	1.79%	89%	$2,520
Year Ended 2/28/2015	$22.01	19.08%	0.81%	0.50%	2.30%	91%	$3,511
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/28/2019	$25.08	0.22	0.69	0.91	(0.18)	(2.33)	(2.51)
Year Ended 2/28/2018	$23.78	0.26	4.15	4.41	(0.26)	(2.85)	(3.11)
Year Ended 2/28/2017	$19.66	0.23	4.15	4.38	(0.26)	—	(0.26)
Year Ended 2/29/2016	$22.02	0.25	(2.24)	(1.99)	(0.37)	—	(0.37)
Year Ended 2/28/2015	$18.75	0.43	2.99	3.42	(0.15)	—	(0.15)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Advisor Class shares commenced operations on July 1, 2015. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Institutional 2 Class shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/28/2019	$23.48	3.88%	1.46%	1.14%	0.93%	99%	$53,131
Year Ended 2/28/2018	$25.08	19.51%	1.48%	1.14%	1.06%	70%	$38,251
Year Ended 2/28/2017	$23.78	22.36%	1.49%	1.14% (c)	1.08%	79%	$37,996
Year Ended 2/29/2016	$19.66	(9.18%)	1.51%	1.15%	1.20%	89%	$29,687
Year Ended 2/28/2015	$22.02	18.30%	1.52%	1.15% (c)	2.08%	91%	$23,414
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	21

Notes to Financial Statements
February 28, 2019
Note 1. Organization
Columbia Large Cap Enhanced Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign
22	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
February 28, 2019
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
24	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,013,970*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(1,306,026)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	539,300
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	10,435,178

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2019.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
February 28, 2019
estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
26	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2019 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
February 28, 2019
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Institutional Class	0.16
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.16
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.50% of the average daily net assets attributable to Class R shares of the Fund.
28	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2018 through June 30, 2019	Prior to July 1, 2018
Class A	0.89%	0.89%
Advisor Class	0.64	0.64
Institutional Class	0.64	0.64
Institutional 2 Class	0.54	0.565
Institutional 3 Class	0.49	0.515
Class R	1.14	1.14
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, tax straddles, post-October capital losses, trustees’ deferred compensation, distribution reclassifications and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(1,440,461)	(1,049,886)	2,490,347
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2019			Year Ended February 28, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
11,622,238	33,438,983	45,061,221	9,430,119	40,377,145	49,807,264
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
February 28, 2019
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	8,859,963	—	109,987,689
At February 28, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
435,785,565	115,451,116	(5,463,427)	109,987,689
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Late year ordinary losses ($)	Post-October capital losses ($)
—	3,736,609
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $535,588,518 and $415,618,514, respectively, for the year ended February 28, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
30	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
The Fund’s activity in the Interfund Program during the year ended February 28, 2019 was as follows:
Fund	Borrower or Lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Columbia Large Cap Enhanced Core Fund	Lender	1,000,000	2.78	5
The Fund had no outstanding interfund loans at February 28, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 28, 2019.
Note 9. Significant risks
Shareholder concentration risk
At February 28, 2019, one unaffiliated shareholder of record owned 32.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
February 28, 2019
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Enhanced Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Enhanced Core Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
83.28%	82.61%	$32,787,635
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
36	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
38	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Large Cap Enhanced Core Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Enhanced Core Fund | Annual Report 2019	41

Columbia Large Cap Enhanced Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN173_02_J01_(04/19)

Annual Report
February 28, 2019
Columbia Large Cap Index Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Large Cap Index Fund   |  Annual Report 2019

Columbia Large Cap Index Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Large Cap Index Fund (the Fund) seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) 500 Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Vadim Shteyn
Portfolio Manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2019)
	Inception	1 Year	5 Years	10 Years
Class A	10/10/95	4.19	10.18	16.17
Institutional Class	12/15/93	4.46	10.45	16.47
Institutional 2 Class*	11/08/12	4.45	10.45	16.47
Institutional 3 Class*	03/01/17	4.46	10.46	16.47
S&P 500 Index		4.68	10.67	16.67
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Large Cap Index Fund | Annual Report 2019

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2009 — February 28, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2019)
Microsoft Corp.	3.7
Apple, Inc.	3.3
Amazon.com, Inc.	2.9
Berkshire Hathaway, Inc., Class B	1.7
Facebook, Inc., Class A	1.7
Johnson & Johnson	1.6
JPMorgan Chase & Co.	1.5
Alphabet, Inc., Class C	1.5
Alphabet, Inc., Class A	1.4
Exxon Mobil Corp.	1.4
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2019)
Common Stocks	98.8
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2019)
Communication Services	10.1
Consumer Discretionary	9.9
Consumer Staples	7.1
Energy	5.4
Financials	13.3
Health Care	14.8
Industrials	9.8
Information Technology	20.6
Materials	2.7
Real Estate	3.0
Utilities	3.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Large Cap Index Fund | Annual Report 2019	3

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2019, the Fund’s Class A shares returned 4.19%. The Fund closely tracked its benchmark, the unmanaged S&P 500 Index, which returned 4.68% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. equity markets posted gains despite tumult, tariffs and trade wars
The 12 months ended February 28, 2019 proved to be tumultuous. Stock markets got off to a mixed start at the beginning of the period, as fears of a global trade war sparked by tariffs the U.S. Administration levied on steel, aluminum and other goods weighed on returns. Worries about retaliation, primarily from China, added to anxiety over the possibility of interest rates and inflation rising faster than most expected. Small cap stocks fared better than large cap stocks during this time, as domestically-oriented small cap stocks were more insulated from global news headlines and geopolitical events. Despite these persistent headwinds, strong U.S. economic data and healthy corporate earnings growth drove stocks higher during the second and third quarters of 2018, with several major U.S. equity indices reaching record highs in the third quarter.
This course reversed sharply in the fourth quarter of 2018 when equity markets began selling off in earnest in October. The sell-off was attributed to worries surrounding the pace of interest rate hikes, exacerbated by the U.S. President’s criticisms of the Federal Reserve’s (the Fed) plan, fears of slowing U.S. economic growth, persistent concerns about U.S.-China trade relations and Washington, D.C.-centric political squabbles. Against this backdrop, U.S. equity markets logged their worst December since the Great Depression, with small cap equities in particular being hit hard amid investors’ flight to relative safety.
The period ended on a positive note, as U.S. equity markets rebounded strongly in the first two months of 2019. Though many issues continued without resolution, investors shrugged off worries about the global economic slowdown and trade conflict. Consensus expectations for a U.S.-China trade deal and a seemingly market-friendlier Fed also helped drive returns. Corporate earnings reports fueled positive investor sentiment, too, as did speculation that equity prices may have already reflected much, if not most, of the bad news. With the rally at the start of 2019, the S&P 500 Index ended the period up 4.68%. Small cap stocks outperformed large cap stocks, as the S& P Small Cap 600 Index climbed 7.20% for the same period.
S&P 500 Index saw greatest gains in traditionally defensive sectors
Nine of the eleven sectors of the S&P 500 Index posted a positive return during the 12 months ended February 28, 2019. In terms of total return, utilities, real estate and health care, each traditionally considered a defensive sector, were the best relative performers. On the basis of impact, which takes weighting and total returns into account, information technology, health care and consumer discretionary were the best relative performers. The top performing industries for the period on the basis of total return were independent power and renewable electricity producers; water utilities; road and rail; life sciences tools and services; and software.
Conversely, materials, financials and energy, each considered a more economically-sensitive cyclical sector, were weakest from both a total return perspective and on the basis of impact. The worst performing industries for the period on the basis of total return were energy equipment and services; metals and mining; household durables; tobacco; and auto components.
Top individual contributors within the S&P 500 Index during the period included information technology leader Microsoft; biotechnology and pharmaceuticals company Merck; consumer staples giant Procter & Gamble; e-commerce retailing behemoth Amazon.com; and aerospace and defense company Boeing. Top detractors were pharmaceuticals company AbbVie; semiconductor producer NVIDIA; materials, chemicals and agricultural products developer DowDuPont; social media giant Facebook; and oilfield services provider Schlumberger.
Information technology was the largest sector by weighting in the S&P 500 Index as of February 28, 2019, with a weighting of 20.62%. As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
4	Columbia Large Cap Index Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Index additions and deletions drove Fund portfolio changes
During the period, there were 42 additions and 42 deletions to the Index and the Fund’s portfolio. Among those stocks added to the Index and Fund were IPG Photonics, Nektar Therapeutics, Take-Two Interactive Software, MSCI, ABIOMED, Twitter, HollyFrontier, Arista Networks, Fortinet, Diamondback Energy, Lamb Weston Holdings, First Republic Bank, Teleflex and Wabtec. Deletions included Scripps Networks Interactive, Chesapeake Energy, Wyndham Destinations, Navient, Monsanto, Range Resources, Keurig Dr. Pepper, Praxair, Regency Centers, Aetna, Stericycle, Express Scripts Holding, PG&E and Goodyear Tire & Rubber.
We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Large Cap Index Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2018 — February 28, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	967.40	1,022.56	2.20	2.26	0.45
Institutional Class	1,000.00	1,000.00	968.60	1,023.80	0.98	1.00	0.20
Institutional 2 Class	1,000.00	1,000.00	968.50	1,023.80	0.98	1.00	0.20
Institutional 3 Class	1,000.00	1,000.00	968.50	1,023.80	0.98	1.00	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Large Cap Index Fund | Annual Report 2019

Portfolio of Investments
February 28, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.6%
Issuer	Shares	Value ($)
Communication Services 10.0%
Diversified Telecommunication Services 2.0%
AT&T, Inc.	994,862	30,960,106
CenturyLink, Inc.	129,991	1,714,581
Verizon Communications, Inc.	564,823	32,149,725
Total		64,824,412
Entertainment 2.1%
21st Century Fox, Inc., Class A	144,505	7,287,387
21st Century Fox, Inc., Class B	66,587	3,340,004
Activision Blizzard, Inc.	104,300	4,395,202
Electronic Arts, Inc.(a)	41,302	3,955,906
Netflix, Inc.(a)	59,607	21,345,267
Take-Two Interactive Software, Inc.(a)	15,562	1,357,940
Viacom, Inc., Class B	48,315	1,411,764
Walt Disney Co. (The)	203,497	22,962,601
Total		66,056,071
Interactive Media & Services 4.6%
Alphabet, Inc., Class A(a)	40,867	46,038,719
Alphabet, Inc., Class C(a)	42,055	47,098,236
Facebook, Inc., Class A(a)	328,401	53,020,341
TripAdvisor, Inc.(a)	13,994	744,061
Twitter, Inc.(a)	98,859	3,042,880
Total		149,944,237
Media 1.3%
CBS Corp., Class B Non Voting	46,025	2,310,915
Charter Communications, Inc., Class A(a)	24,096	8,310,951
Comcast Corp., Class A	620,597	23,998,486
Discovery, Inc., Class A(a)	21,426	619,211
Discovery, Inc., Class C(a)	49,246	1,341,954
DISH Network Corp., Class A(a)	31,335	1,018,701
Interpublic Group of Companies, Inc. (The)	52,541	1,210,019
News Corp., Class A	52,658	685,607
News Corp., Class B	16,918	225,179
Omnicom Group, Inc.	30,630	2,318,691
Total		42,039,714
Total Communication Services		322,864,434
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 9.8%
Auto Components 0.1%
Aptiv PLC	36,018	2,993,456
BorgWarner, Inc.	28,472	1,156,248
Total		4,149,704
Automobiles 0.4%
Ford Motor Co.	534,077	4,683,855
General Motors Co.	179,430	7,083,897
Harley-Davidson, Inc.	22,261	826,328
Total		12,594,080
Distributors 0.1%
Genuine Parts Co.	20,058	2,181,909
LKQ Corp.(a)	43,495	1,204,812
Total		3,386,721
Diversified Consumer Services 0.0%
H&R Block, Inc.	28,098	678,567
Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	54,731	3,161,262
Chipotle Mexican Grill, Inc.(a)	3,345	2,032,188
Darden Restaurants, Inc.	16,968	1,902,282
Hilton Worldwide Holdings, Inc.	40,544	3,369,206
Marriott International, Inc., Class A	38,699	4,847,824
McDonald’s Corp.	105,376	19,372,324
MGM Resorts International	68,457	1,831,225
Norwegian Cruise Line Holdings Ltd.(a)	30,073	1,669,954
Royal Caribbean Cruises Ltd.	23,427	2,775,631
Starbucks Corp.	169,583	11,914,902
Wynn Resorts Ltd.	13,379	1,692,979
Yum! Brands, Inc.	42,687	4,033,921
Total		58,603,698
Household Durables 0.3%
D.R. Horton, Inc.	46,804	1,820,208
Garmin Ltd.	16,517	1,386,932
Leggett & Platt, Inc.	17,825	809,612
Lennar Corp., Class A	39,992	1,918,816
Mohawk Industries, Inc.(a)	8,623	1,173,763
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Newell Brands, Inc.	58,702	952,733
PulteGroup, Inc.	35,321	953,667
Whirlpool Corp.	8,722	1,234,250
Total		10,249,981
Internet & Direct Marketing Retail 3.4%
Amazon.com, Inc.(a)	56,140	92,060,056
Booking Holdings, Inc.(a)	6,332	10,745,657
eBay, Inc.	123,719	4,596,161
Expedia Group, Inc.	16,199	1,997,499
Total		109,399,373
Leisure Products 0.1%
Hasbro, Inc.	15,912	1,350,929
Mattel, Inc.(a)	47,177	680,292
Total		2,031,221
Multiline Retail 0.5%
Dollar General Corp.	35,931	4,256,386
Dollar Tree, Inc.(a)	32,528	3,133,422
Kohl’s Corp.	22,569	1,524,085
Macy’s, Inc.	42,026	1,041,824
Nordstrom, Inc.	15,549	735,157
Target Corp.	71,334	5,181,702
Total		15,872,576
Specialty Retail 2.3%
Advance Auto Parts, Inc.	9,967	1,612,461
AutoZone, Inc.(a)	3,447	3,236,630
Best Buy Co., Inc.	32,002	2,203,018
CarMax, Inc.(a)	23,874	1,482,575
Foot Locker, Inc.	15,703	934,643
Gap, Inc. (The)	29,196	741,578
Home Depot, Inc. (The)	154,403	28,586,171
L Brands, Inc.	31,214	815,934
Lowe’s Companies, Inc.	109,757	11,534,363
O’Reilly Automotive, Inc.(a)	10,948	4,072,218
Ross Stores, Inc.	51,035	4,839,649
Tiffany & Co.	14,831	1,409,538
TJX Companies, Inc. (The)	169,162	8,676,319
Common Stocks (continued)
Issuer	Shares	Value ($)
Tractor Supply Co.	16,687	1,591,105
Ulta Beauty, Inc.(a)	7,705	2,407,736
Total		74,143,938
Textiles, Apparel & Luxury Goods 0.8%
Capri Holdings Ltd.(a)	20,539	936,578
Hanesbrands, Inc.	49,308	916,636
Nike, Inc., Class B	174,017	14,918,478
PVH Corp.	10,355	1,189,168
Ralph Lauren Corp.	7,461	933,893
Tapestry, Inc.	39,618	1,384,253
Under Armour, Inc., Class A(a)	25,645	578,295
Under Armour, Inc., Class C(a)	26,292	527,943
VF Corp.	44,480	3,885,773
Total		25,271,017
Total Consumer Discretionary		316,380,876
Consumer Staples 7.0%
Beverages 1.7%
Brown-Forman Corp., Class B	22,730	1,124,908
Coca-Cola Co. (The)	523,655	23,742,518
Constellation Brands, Inc., Class A	22,707	3,841,116
Molson Coors Brewing Co., Class B	25,599	1,578,434
Monster Beverage Corp.(a)	54,427	3,474,075
PepsiCo, Inc.	192,950	22,312,738
Total		56,073,789
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	59,899	13,102,307
Kroger Co. (The)	109,079	3,199,287
Sysco Corp.	65,370	4,415,744
Walgreens Boots Alliance, Inc.	109,889	7,822,998
Walmart, Inc.	194,596	19,263,058
Total		47,803,394
Food Products 1.1%
Archer-Daniels-Midland Co.	76,641	3,257,242
Campbell Soup Co.	26,336	948,623
ConAgra Foods, Inc.	66,379	1,551,277
General Mills, Inc.	81,503	3,841,236
Hershey Co. (The)	19,169	2,121,625
Hormel Foods Corp.	37,266	1,615,854

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
JM Smucker Co. (The)	15,546	1,646,477
Kellogg Co.	34,626	1,948,059
Kraft Heinz Co. (The)	85,009	2,821,449
Lamb Weston Holdings, Inc.	20,023	1,387,794
McCormick & Co., Inc.	16,643	2,263,115
Mondelez International, Inc., Class A	198,735	9,372,343
Tyson Foods, Inc., Class A	40,338	2,487,241
Total		35,262,335
Household Products 1.6%
Church & Dwight Co., Inc.	33,663	2,215,025
Clorox Co. (The)	17,448	2,757,308
Colgate-Palmolive Co.	118,561	7,809,613
Kimberly-Clark Corp.	47,336	5,530,265
Procter & Gamble Co. (The)	340,558	33,561,991
Total		51,874,202
Personal Products 0.1%
Coty, Inc., Class A	61,598	677,578
Estee Lauder Companies, Inc. (The), Class A	30,061	4,717,773
Total		5,395,351
Tobacco 1.0%
Altria Group, Inc.	256,853	13,461,666
Philip Morris International, Inc.	212,499	18,474,663
Total		31,936,329
Total Consumer Staples		228,345,400
Energy 5.3%
Energy Equipment & Services 0.5%
Baker Hughes, Inc.	70,173	1,851,164
Halliburton Co.	119,754	3,675,250
Helmerich & Payne, Inc.	14,902	807,688
National Oilwell Varco, Inc.	52,406	1,474,705
Schlumberger Ltd.	189,295	8,340,338
TechnipFMC PLC	58,157	1,296,320
Total		17,445,465
Oil, Gas & Consumable Fuels 4.8%
Anadarko Petroleum Corp.	68,934	2,998,629
Apache Corp.	51,884	1,721,511
Cabot Oil & Gas Corp.	58,936	1,451,004
Chevron Corp.	261,188	31,232,861
Common Stocks (continued)
Issuer	Shares	Value ($)
Cimarex Energy Co.	13,679	983,657
Concho Resources, Inc.	27,372	3,010,920
ConocoPhillips Co.	157,365	10,677,215
Devon Energy Corp.	63,999	1,888,610
Diamondback Energy, Inc.	21,088	2,170,588
EOG Resources, Inc.	79,272	7,451,568
Exxon Mobil Corp.(b)	578,739	45,737,743
Hess Corp.	34,018	1,967,941
HollyFrontier Corp.	21,788	1,115,546
Kinder Morgan, Inc.	259,455	4,971,158
Marathon Oil Corp.	113,631	1,886,275
Marathon Petroleum Corp.	94,435	5,855,914
Noble Energy, Inc.	65,584	1,452,686
Occidental Petroleum Corp.	103,210	6,827,342
ONEOK, Inc.	56,232	3,613,468
Phillips 66	57,995	5,588,398
Pioneer Natural Resources Co.	23,303	3,284,558
Valero Energy Corp.	58,005	4,730,888
Williams Companies, Inc. (The)	165,474	4,416,501
Total		155,034,981
Total Energy		172,480,446
Financials 13.2%
Banks 5.7%
Bank of America Corp.	1,247,637	36,281,284
BB&T Corp.	105,343	5,369,333
Citigroup, Inc.	333,823	21,357,995
Citizens Financial Group, Inc.	63,956	2,362,535
Comerica, Inc.	22,104	1,925,479
Fifth Third Bancorp	89,624	2,471,830
First Republic Bank	22,390	2,350,502
Huntington Bancshares, Inc.	145,105	2,090,963
JPMorgan Chase & Co.	454,570	47,438,925
KeyCorp	141,415	2,497,389
M&T Bank Corp.	19,187	3,320,502
People’s United Financial, Inc.	51,596	916,345
PNC Financial Services Group, Inc. (The)	63,073	7,948,459
Regions Financial Corp.	141,328	2,317,779
SunTrust Banks, Inc.	61,418	3,984,186
SVB Financial Group(a)	7,279	1,799,078

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
U.S. Bancorp	207,655	10,733,687
Wells Fargo & Co.	579,108	28,891,698
Zions Bancorp	26,267	1,342,244
Total		185,400,213
Capital Markets 2.7%
Affiliated Managers Group, Inc.	7,204	789,630
Ameriprise Financial, Inc.(c)	19,049	2,507,420
Bank of New York Mellon Corp. (The)	124,348	6,525,783
BlackRock, Inc.	16,595	7,355,236
Cboe Global Markets, Inc.	15,337	1,470,972
Charles Schwab Corp. (The)	164,294	7,559,167
CME Group, Inc.	48,903	8,895,945
E*TRADE Financial Corp.	34,750	1,702,402
Franklin Resources, Inc.	40,675	1,326,412
Goldman Sachs Group, Inc. (The)	47,292	9,302,336
Intercontinental Exchange, Inc.	77,855	6,006,513
Invesco Ltd.	56,228	1,088,012
Moody’s Corp.	22,788	3,945,059
Morgan Stanley	178,703	7,501,952
MSCI, Inc.	12,033	2,222,736
Nasdaq, Inc.	15,684	1,436,184
Northern Trust Corp.	30,261	2,820,325
Raymond James Financial, Inc.	17,630	1,455,885
S&P Global, Inc.	34,299	6,872,491
State Street Corp.	51,883	3,728,831
T. Rowe Price Group, Inc.	32,893	3,303,444
Total		87,816,735
Consumer Finance 0.7%
American Express Co.	95,753	10,316,428
Capital One Financial Corp.	64,751	5,411,889
Discover Financial Services	45,926	3,288,761
Synchrony Financial	90,390	2,947,618
Total		21,964,696
Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B(a)	265,928	53,531,307
Jefferies Financial Group, Inc.	36,356	736,936
Total		54,268,243
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 2.4%
Aflac, Inc.	104,060	5,113,508
Allstate Corp. (The)	47,083	4,443,693
American International Group, Inc.	120,928	5,224,090
Aon PLC	32,921	5,646,939
Arthur J Gallagher & Co.	25,102	2,015,189
Assurant, Inc.	7,124	733,701
Brighthouse Financial, Inc.(a)	16,208	627,574
Chubb Ltd.	62,991	8,434,495
Cincinnati Financial Corp.	20,692	1,796,479
Everest Re Group Ltd.	5,556	1,256,267
Hartford Financial Services Group, Inc. (The)	49,034	2,420,318
Lincoln National Corp.	29,196	1,825,334
Loews Corp.	37,792	1,799,655
Marsh & McLennan Companies, Inc.	68,859	6,405,264
MetLife, Inc.	134,893	6,095,815
Principal Financial Group, Inc.	35,983	1,894,145
Progressive Corp. (The)	79,702	5,810,276
Prudential Financial, Inc.	56,453	5,411,020
Torchmark Corp.	14,028	1,158,152
Travelers Companies, Inc. (The)	36,205	4,812,006
Unum Group	29,902	1,117,139
Willis Towers Watson PLC	17,765	3,055,935
Total		77,096,994
Total Financials		426,546,881
Health Care 14.6%
Biotechnology 2.4%
AbbVie, Inc.	205,622	16,293,487
Alexion Pharmaceuticals, Inc.(a)	30,492	4,126,482
Amgen, Inc.	87,109	16,557,679
Biogen, Inc.(a)	27,544	9,034,707
Celgene Corp.(a)	95,580	7,944,610
Gilead Sciences, Inc.	176,829	11,497,422
Incyte Corp.(a)	24,140	2,081,592
Regeneron Pharmaceuticals, Inc.(a)	10,612	4,571,013
Vertex Pharmaceuticals, Inc.(a)	34,934	6,593,793
Total		78,700,785

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.4%
Abbott Laboratories	240,081	18,635,087
ABIOMED, Inc.(a)	6,152	2,057,844
Align Technology, Inc.(a)	9,952	2,577,269
Baxter International, Inc.	67,653	5,055,709
Becton Dickinson and Co.	36,672	9,123,627
Boston Scientific Corp.(a)	189,158	7,589,019
Cooper Companies, Inc. (The)	6,715	1,920,423
Danaher Corp.	84,316	10,709,818
Dentsply Sirona, Inc.	30,421	1,270,381
Edwards Lifesciences Corp.(a)	28,576	4,837,631
Hologic, Inc.(a)	36,830	1,736,534
IDEXX Laboratories, Inc.(a)	11,789	2,487,833
Intuitive Surgical, Inc.(a)	15,611	8,548,740
Medtronic PLC	183,586	16,614,533
ResMed, Inc.	19,482	1,995,541
Stryker Corp.	42,453	8,002,815
Teleflex, Inc.	6,290	1,823,094
Varian Medical Systems, Inc.(a)	12,457	1,673,722
Zimmer Biomet Holdings, Inc.	27,880	3,460,466
Total		110,120,086
Health Care Providers & Services 2.9%
AmerisourceBergen Corp.	21,439	1,785,869
Anthem, Inc.	35,358	10,633,211
Cardinal Health, Inc.	40,726	2,213,051
Centene Corp.(a)	56,146	3,418,730
Cigna Corp.	52,055	9,080,474
CVS Health Corp.	176,777	10,223,014
DaVita, Inc.(a)	17,247	981,354
Five Star Quality Care, Inc.(a),(d),(e)	0	0
HCA Healthcare, Inc.	36,699	5,102,629
Henry Schein, Inc.(a)	20,833	1,235,397
Humana, Inc.	18,750	5,344,500
Laboratory Corp. of America Holdings(a)	13,795	2,044,971
McKesson Corp.	26,706	3,395,935
Quest Diagnostics, Inc.	18,596	1,609,484
UnitedHealth Group, Inc.	131,506	31,853,383
Common Stocks (continued)
Issuer	Shares	Value ($)
Universal Health Services, Inc., Class B	11,655	1,618,064
WellCare Health Plans, Inc.(a)	6,830	1,731,951
Total		92,272,017
Health Care Technology 0.1%
Cerner Corp.(a)	45,044	2,520,212
Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	43,578	3,461,836
Illumina, Inc.(a)	20,093	6,284,488
IQVIA Holdings, Inc.(a)	21,655	3,033,865
Mettler-Toledo International, Inc.(a)	3,422	2,330,074
PerkinElmer, Inc.	15,205	1,431,703
Thermo Fisher Scientific, Inc.	55,030	14,284,137
Waters Corp.(a)	10,357	2,508,673
Total		33,334,776
Pharmaceuticals 4.8%
Allergan PLC	43,335	5,967,663
Bristol-Myers Squibb Co.	223,109	11,525,811
Eli Lilly & Co.	128,878	16,276,003
Johnson & Johnson	366,607	50,093,180
Merck & Co., Inc.	355,459	28,895,262
Mylan NV(a)	70,482	1,860,020
Nektar Therapeutics(a)	23,658	959,095
Perrigo Co. PLC	17,087	832,137
Pfizer, Inc.	790,163	34,253,566
Zoetis, Inc.	65,670	6,188,084
Total		156,850,821
Total Health Care		473,798,697
Industrials 9.7%
Aerospace & Defense 2.7%
Arconic, Inc.	58,795	1,087,120
Boeing Co. (The)	72,191	31,761,152
General Dynamics Corp.	38,050	6,476,871
Harris Corp.	16,079	2,651,909
Huntington Ingalls Industries, Inc.	5,875	1,230,284
L3 Technologies, Inc.	10,761	2,278,642
Lockheed Martin Corp.	33,822	10,464,865
Northrop Grumman Corp.	23,737	6,882,781
Raytheon Co.	38,901	7,255,036

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Textron, Inc.	33,212	1,803,412
TransDigm Group, Inc.(a)	6,635	2,880,187
United Technologies Corp.	110,935	13,941,201
Total		88,713,460
Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	18,797	1,698,873
Expeditors International of Washington, Inc.	23,596	1,768,520
FedEx Corp.	33,135	5,997,435
United Parcel Service, Inc., Class B	95,036	10,472,967
Total		19,937,795
Airlines 0.4%
Alaska Air Group, Inc.	16,859	1,040,201
American Airlines Group, Inc.	56,029	1,996,313
Delta Air Lines, Inc.	85,283	4,228,331
Southwest Airlines Co.	69,178	3,876,735
United Continental Holdings, Inc.(a)	31,290	2,747,575
Total		13,889,155
Building Products 0.3%
Allegion PLC	12,996	1,169,120
AO Smith Corp.	19,666	1,021,255
Fortune Brands Home & Security, Inc.	19,331	910,877
Johnson Controls International PLC	126,313	4,455,060
Masco Corp.	41,757	1,568,393
Total		9,124,705
Commercial Services & Supplies 0.4%
Cintas Corp.	11,840	2,446,144
Copart, Inc.(a)	28,148	1,651,443
Republic Services, Inc.	29,723	2,331,175
Rollins, Inc.	20,136	798,594
Waste Management, Inc.	53,620	5,429,025
Total		12,656,381
Construction & Engineering 0.1%
Fluor Corp.	19,232	723,123
Jacobs Engineering Group, Inc.	16,339	1,205,492
Quanta Services, Inc.	19,961	711,410
Total		2,640,025
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 0.5%
AMETEK, Inc.	31,728	2,524,914
Eaton Corp. PLC	59,242	4,725,734
Emerson Electric Co.	85,593	5,833,163
Rockwell Automation, Inc.	16,494	2,945,169
Total		16,028,980
Industrial Conglomerates 1.5%
3M Co.	79,593	16,506,792
General Electric Co.	1,188,979	12,353,492
Honeywell International, Inc.	101,193	15,590,805
Roper Technologies, Inc.	14,137	4,575,440
Total		49,026,529
Machinery 1.6%
Caterpillar, Inc.	80,662	11,078,119
Cummins, Inc.	20,188	3,110,769
Deere & Co.	43,975	7,213,659
Dover Corp.	20,005	1,811,053
Flowserve Corp.	17,890	794,495
Fortive Corp.	40,170	3,276,667
Illinois Tool Works, Inc.	41,731	6,012,602
Ingersoll-Rand PLC	33,578	3,544,494
PACCAR, Inc.	47,767	3,238,603
Parker-Hannifin Corp.	18,089	3,186,558
Pentair PLC	21,832	928,733
Snap-On, Inc.	7,607	1,217,120
Stanley Black & Decker, Inc.	20,650	2,734,679
Wabtec Corp.	18,216	1,334,504
Xylem, Inc.	24,563	1,855,735
Total		51,337,790
Professional Services 0.3%
Equifax, Inc.	16,478	1,804,506
IHS Markit Ltd.(a)	49,028	2,606,819
Nielsen Holdings PLC	48,523	1,271,302
Robert Half International, Inc.	16,600	1,131,954
Verisk Analytics, Inc.(a)	22,504	2,845,181
Total		9,659,762

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 1.1%
CSX Corp.	109,656	7,968,702
JB Hunt Transport Services, Inc.	11,942	1,285,795
Kansas City Southern	13,902	1,510,313
Norfolk Southern Corp.	37,233	6,675,877
Union Pacific Corp.	100,719	16,890,576
Total		34,331,263
Trading Companies & Distributors 0.2%
Fastenal Co.	39,236	2,469,514
United Rentals, Inc.(a)	11,084	1,491,796
W.W. Grainger, Inc.	6,237	1,900,850
Total		5,862,160
Total Industrials		313,208,005
Information Technology 20.3%
Communications Equipment 1.2%
Arista Networks, Inc.(a)	7,112	2,028,698
Cisco Systems, Inc.	614,574	31,816,496
F5 Networks, Inc.(a)	8,284	1,392,872
Juniper Networks, Inc.	47,177	1,277,553
Motorola Solutions, Inc.	22,353	3,199,161
Total		39,714,780
Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A	41,194	3,871,000
Corning, Inc.	109,411	3,808,597
FLIR Systems, Inc.	18,911	972,971
IPG Photonics Corp.(a)	4,890	758,096
Keysight Technologies, Inc.(a)	25,617	2,162,331
TE Connectivity Ltd.	46,886	3,848,872
Total		15,421,867
IT Services 4.9%
Accenture PLC, Class A	87,133	14,061,524
Akamai Technologies, Inc.(a)	22,266	1,551,050
Alliance Data Systems Corp.	6,408	1,108,584
Automatic Data Processing, Inc.	59,839	9,157,162
Broadridge Financial Solutions, Inc.	15,956	1,615,545
Cognizant Technology Solutions Corp., Class A	79,154	5,618,351
DXC Technology Co.	38,285	2,521,450
Fidelity National Information Services, Inc.	44,770	4,841,875
Common Stocks (continued)
Issuer	Shares	Value ($)
Fiserv, Inc.(a)	54,467	4,612,810
FleetCor Technologies, Inc.(a)	12,118	2,826,887
Gartner, Inc.(a)	12,424	1,767,935
Global Payments, Inc.	21,622	2,819,076
International Business Machines Corp.	124,228	17,159,614
Jack Henry & Associates, Inc.	10,565	1,401,236
MasterCard, Inc., Class A	124,204	27,917,333
Paychex, Inc.	43,688	3,364,850
PayPal Holdings, Inc.(a)	161,072	15,796,331
Total System Services, Inc.	22,948	2,166,291
VeriSign, Inc.(a)	14,541	2,588,880
Visa, Inc., Class A	240,204	35,579,016
Western Union Co. (The)	60,525	1,081,582
Total		159,557,382
Semiconductors & Semiconductor Equipment 3.8%
Advanced Micro Devices, Inc.(a)	120,218	2,828,730
Analog Devices, Inc.	50,594	5,411,534
Applied Materials, Inc.	134,368	5,151,669
Broadcom, Inc.	56,518	15,562,796
Intel Corp.	623,877	33,040,526
KLA-Tencor Corp.	22,576	2,607,302
Lam Research Corp.	21,216	3,735,925
Maxim Integrated Products, Inc.	37,876	2,061,591
Microchip Technology, Inc.	32,334	2,808,855
Micron Technology, Inc.(a)	153,106	6,258,973
NVIDIA Corp.	83,387	12,863,279
Qorvo, Inc.(a)	17,075	1,197,640
QUALCOMM, Inc.	165,692	8,846,296
Skyworks Solutions, Inc.	24,272	1,982,052
Texas Instruments, Inc.	131,297	13,888,597
Xilinx, Inc.	34,594	4,334,628
Total		122,580,393
Software 6.2%
Adobe, Inc.(a)	66,730	17,516,625
ANSYS, Inc.(a)	11,426	2,025,373
Autodesk, Inc.(a)	29,941	4,880,682
Cadence Design Systems, Inc.(a)	38,563	2,207,732
Citrix Systems, Inc.	17,503	1,846,567
Fortinet, Inc.(a)	19,792	1,717,748

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Intuit, Inc.	35,479	8,767,925
Microsoft Corp.	1,056,499	118,359,583
Oracle Corp.	348,316	18,157,713
Red Hat, Inc.(a)	24,159	4,411,433
Salesforce.com, Inc.(a)	104,567	17,112,390
Symantec Corp.	87,335	1,964,164
Synopsys, Inc.(a)	20,406	2,074,882
Total		201,042,817
Technology Hardware, Storage & Peripherals 3.7%
Apple, Inc.	616,232	106,700,571
Hewlett Packard Enterprise Co.	194,521	3,186,254
HP, Inc.	216,309	4,267,777
NetApp, Inc.	34,434	2,245,097
Seagate Technology PLC	35,602	1,657,629
Western Digital Corp.	39,564	1,990,069
Xerox Corp.	28,340	875,706
Total		120,923,103
Total Information Technology		659,240,342
Materials 2.6%
Chemicals 2.0%
Air Products & Chemicals, Inc.	30,008	5,436,849
Albemarle Corp.	14,515	1,325,074
Celanese Corp., Class A	18,286	1,870,475
CF Industries Holdings, Inc.	31,543	1,331,115
DowDuPont, Inc.	313,609	16,693,407
Eastman Chemical Co.	19,140	1,582,687
Ecolab, Inc.	34,746	5,868,947
FMC Corp.	18,409	1,647,605
International Flavors & Fragrances, Inc.	13,842	1,764,855
Linde PLC	75,331	13,050,342
LyondellBasell Industries NV, Class A	43,005	3,677,788
Mosaic Co. (The)	48,481	1,516,001
PPG Industries, Inc.	32,790	3,671,496
Sherwin-Williams Co. (The)	11,264	4,879,565
Total		64,316,206
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 0.1%
Martin Marietta Materials, Inc.	8,570	1,609,446
Vulcan Materials Co.	18,055	2,012,410
Total		3,621,856
Containers & Packaging 0.3%
Avery Dennison Corp.	11,849	1,280,166
Ball Corp.	46,361	2,539,656
International Paper Co.	55,361	2,536,641
Packaging Corp. of America	12,914	1,234,449
Sealed Air Corp.	21,452	935,736
WestRock Co.	34,659	1,295,554
Total		9,822,202
Metals & Mining 0.2%
Freeport-McMoRan, Inc.	198,079	2,555,219
Newmont Mining Corp.	72,816	2,484,482
Nucor Corp.	42,917	2,599,483
Total		7,639,184
Total Materials		85,399,448
Real Estate 2.9%
Equity Real Estate Investment Trusts (REITS) 2.8%
Alexandria Real Estate Equities, Inc.	14,700	1,997,583
American Tower Corp.	60,214	10,606,696
Apartment Investment & Management Co., Class A	20,630	1,009,426
AvalonBay Communities, Inc.	18,893	3,677,145
Boston Properties, Inc.	21,107	2,800,688
Crown Castle International Corp.	56,705	6,733,719
Digital Realty Trust, Inc.	28,199	3,189,871
Duke Realty Corp.	48,983	1,448,427
Equinix, Inc.	10,990	4,654,265
Equity Residential	50,361	3,711,102
Essex Property Trust, Inc.	9,033	2,527,795
Extra Space Storage, Inc.	17,291	1,658,899
Federal Realty Investment Trust	10,100	1,349,259
HCP, Inc.	65,274	2,008,481
Host Hotels & Resorts, Inc.	101,434	1,989,121
Iron Mountain, Inc.	39,122	1,385,701
Kimco Realty Corp.	57,606	1,013,290
Macerich Co. (The)	14,464	630,630

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Mid-America Apartment Communities, Inc.	15,557	1,611,394
ProLogis, Inc.	86,049	6,028,593
Public Storage	20,497	4,334,911
Realty Income Corp.	40,340	2,789,914
Regency Centers Corp.	23,163	1,511,386
SBA Communications Corp.(a)	15,491	2,797,055
Simon Property Group, Inc.	42,275	7,658,539
SL Green Realty Corp.	11,657	1,057,523
UDR, Inc.	37,663	1,672,990
Ventas, Inc.	48,731	3,057,870
Vornado Realty Trust	23,669	1,593,160
Welltower, Inc.	51,350	3,815,818
Weyerhaeuser Co.	102,414	2,549,084
Total		92,870,335
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	43,331	2,156,151
Total Real Estate		95,026,486
Utilities 3.2%
Electric Utilities 1.9%
Alliant Energy Corp.	32,249	1,479,262
American Electric Power Co., Inc.	67,401	5,469,591
Duke Energy Corp.	97,443	8,736,739
Edison International	44,533	2,667,081
Entergy Corp.	24,763	2,311,131
Evergy, Inc.	36,015	2,013,599
Eversource Energy	43,321	3,024,239
Exelon Corp.	132,188	6,423,015
FirstEnergy Corp.	66,417	2,706,493
NextEra Energy, Inc.	65,331	12,263,935
Pinnacle West Capital Corp.	15,319	1,436,003
PPL Corp.	98,450	3,167,136
Southern Co. (The)	140,646	6,988,700
Xcel Energy, Inc.	70,266	3,854,793
Total		62,541,717
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 0.0%
Atmos Energy Corp.	15,970	1,578,635
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	90,536	1,559,935
NRG Energy, Inc.	39,628	1,651,695
Total		3,211,630
Multi-Utilities 1.1%
Ameren Corp.	33,398	2,379,274
CenterPoint Energy, Inc.	68,509	2,064,861
CMS Energy Corp.	38,728	2,106,803
Consolidated Edison, Inc.	42,576	3,510,391
Dominion Energy, Inc.	104,458	7,739,293
DTE Energy Co.	24,868	3,072,690
NiSource, Inc.	49,664	1,339,935
Public Service Enterprise Group, Inc.	69,095	4,063,477
Sempra Energy	37,406	4,505,179
WEC Energy Group, Inc.	43,131	3,290,033
Total		34,071,936
Water Utilities 0.1%
American Water Works Co., Inc.	24,683	2,508,286
Total Utilities		103,912,204
Total Common Stocks (Cost $1,304,764,276)		3,197,203,219

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.523%(c),(f)	37,569,669	37,565,912
Total Money Market Funds (Cost $37,565,912)		37,565,912
Total Investments in Securities (Cost: $1,342,330,188)		3,234,769,131
Other Assets & Liabilities, Net		7,950,814
Net Assets		3,242,719,945

At February 28, 2019, securities and/or cash totaling $2,979,431 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
February 28, 2019
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	319	03/2019	USD	44,415,965	2,010,945	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Ameriprise Financial, Inc.
	23,437	330	(4,718)	19,049	472,717	(1,052,326)	77,850	2,507,420
Columbia Short-Term Cash Fund, 2.523%
	55,498,320	857,652,847	(875,581,498)	37,569,669	(234)	3,568	961,650	37,565,912
Total					472,483	(1,048,758)	1,039,500	40,073,332

(d)	Represents fractional shares.
(e)	Negligible market value.
(f)	The rate shown is the seven-day current annualized yield at February 28, 2019.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	322,864,434	—	—	—	322,864,434
Consumer Discretionary	316,380,876	—	—	—	316,380,876
Consumer Staples	228,345,400	—	—	—	228,345,400
Energy	172,480,446	—	—	—	172,480,446
Financials	426,546,881	—	—	—	426,546,881
Health Care	473,798,697	0*	—	—	473,798,697
Industrials	313,208,005	—	—	—	313,208,005
Information Technology	659,240,342	—	—	—	659,240,342
Materials	85,399,448	—	—	—	85,399,448
Real Estate	95,026,486	—	—	—	95,026,486
Utilities	103,912,204	—	—	—	103,912,204
Total Common Stocks	3,197,203,219	0*	—	—	3,197,203,219
Money Market Funds	—	—	—	37,565,912	37,565,912
Total Investments in Securities	3,197,203,219	0*	—	37,565,912	3,234,769,131
Investments in Derivatives
Asset
Futures Contracts	2,010,945	—	—	—	2,010,945
Total	3,199,214,164	0*	—	37,565,912	3,236,780,076

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2019	17

Statement of Assets and Liabilities
February 28, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,304,348,504)	$3,194,695,799
Affiliated issuers (cost $37,981,684)	40,073,332
Cash	7,123
Receivable for:
Investments sold	1
Capital shares sold	3,537,546
Dividends	6,833,856
Foreign tax reclaims	7,063
Expense reimbursement due from Investment Manager	171
Total assets	3,245,154,891
Liabilities
Payable for:
Investments purchased	43,859
Capital shares purchased	1,979,823
Variation margin for futures contracts	165,880
Management services fees	17,808
Distribution and/or service fees	4,994
Compensation of board members	217,542
Other expenses	5,040
Total liabilities	2,434,946
Net assets applicable to outstanding capital stock	$3,242,719,945
Represented by
Paid in capital	1,204,755,768
Total distributable earnings (loss) (Note 2)	2,037,964,177
Total - representing net assets applicable to outstanding capital stock	$3,242,719,945
Class A
Net assets	$726,444,812
Shares outstanding	15,041,081
Net asset value per share	$48.30
Institutional Class
Net assets	$2,134,511,757
Shares outstanding	43,949,098
Net asset value per share	$48.57
Institutional 2 Class
Net assets	$336,270,510
Shares outstanding	6,820,848
Net asset value per share	$49.30
Institutional 3 Class
Net assets	$45,492,866
Shares outstanding	951,459
Net asset value per share	$47.81
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Index Fund | Annual Report 2019

Statement of Operations
Year Ended February 28, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$74,010,044
Dividends — affiliated issuers	1,039,500
Interfund lending	81
Total income	75,049,625
Expenses:
Management services fees	7,170,795
Distribution and/or service fees
Class A	2,212,016
Compensation of board members	53,525
Interest on interfund lending	519
Other	25,373
Total expenses	9,462,228
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(78,888)
Expense reduction	(2,960)
Total net expenses	9,380,380
Net investment income	65,669,245
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	294,284,056
Investments — affiliated issuers	472,483
Futures contracts	(2,238,994)
Net realized gain	292,517,545
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(209,618,782)
Investments — affiliated issuers	(1,048,758)
Futures contracts	2,212,877
Net change in unrealized appreciation (depreciation)	(208,454,663)
Net realized and unrealized gain	84,062,882
Net increase in net assets resulting from operations	$149,732,127
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2019	19

Statement of Changes in Net Assets
	Year Ended February 28, 2019	Year Ended February 28, 2018
Operations
Net investment income	$65,669,245	$63,620,137
Net realized gain	292,517,545	182,487,509
Net change in unrealized appreciation (depreciation)	(208,454,663)	333,554,853
Net increase in net assets resulting from operations	149,732,127	579,662,499
Distributions to shareholders
Net investment income and net realized gains
Class A	(72,003,666)
Institutional Class	(191,279,357)
Institutional 2 Class	(28,460,122)
Institutional 3 Class	(3,603,049)
Net investment income
Class A		(15,384,396)
Class B		(149)
Institutional Class		(42,804,202)
Institutional 2 Class		(6,629,747)
Institutional 3 Class		(4,241)
Net realized gains
Class A		(27,097,347)
Class B		(679)
Institutional Class		(65,221,872)
Institutional 2 Class		(10,157,156)
Institutional 3 Class		(5,882)
Total distributions to shareholders (Note 2)	(295,346,194)	(167,305,671)
Decrease in net assets from capital stock activity	(329,802,578)	(386,684,888)
Total increase (decrease) in net assets	(475,416,645)	25,671,940
Net assets at beginning of year	3,718,136,590	3,692,464,650
Net assets at end of year	$3,242,719,945	$3,718,136,590
Undistributed net investment income	$9,414,518	$8,448,266
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Index Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2019		February 28, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,602,972	176,634,521	4,707,000	224,915,403
Distributions reinvested	1,393,705	66,633,359	813,690	39,182,125
Redemptions	(8,888,336)	(426,451,981)	(10,320,886)	(490,521,356)
Net decrease	(3,891,659)	(183,184,101)	(4,800,196)	(226,423,828)
Class B
Distributions reinvested	—	—	17	805
Redemptions	—	—	(2,749)	(127,804)
Net decrease	—	—	(2,732)	(126,999)
Class I
Redemptions	—	—	(70)	(3,174)
Net decrease	—	—	(70)	(3,174)
Institutional Class
Subscriptions	9,361,576	460,787,545	10,016,961	475,011,108
Distributions reinvested	3,272,218	157,231,884	1,800,955	87,190,588
Redemptions	(15,856,072)	(781,638,149)	(14,429,962)	(691,305,469)
Net decrease	(3,222,278)	(163,618,720)	(2,612,046)	(129,103,773)
Institutional 2 Class
Subscriptions	1,745,397	86,867,384	2,134,639	104,351,950
Distributions reinvested	583,231	28,449,210	342,222	16,786,649
Redemptions	(2,755,072)	(139,570,550)	(3,090,111)	(152,702,170)
Net decrease	(426,444)	(24,253,956)	(613,250)	(31,563,571)
Institutional 3 Class
Subscriptions	4,123,039	197,786,960	10,982	533,739
Distributions reinvested	76,120	3,602,817	207	10,000
Redemptions	(3,258,741)	(160,135,578)	(148)	(7,282)
Net increase	940,418	41,254,199	11,041	536,457
Total net decrease	(6,599,963)	(329,802,578)	(8,017,253)	(386,684,888)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2019	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2019	$50.42	0.81	1.18	1.99	(0.83)	(3.28)	(4.11)
Year Ended 2/28/2018	$45.16	0.73	6.65	7.38	(0.77)	(1.35)	(2.12)
Year Ended 2/28/2017	$37.05	0.73	8.24	8.97	(0.73)	(0.13)	(0.86)
Year Ended 2/29/2016	$40.60	0.64	(3.24)	(2.60)	(0.85)	(0.10)	(0.95)
Year Ended 2/28/2015	$35.85	0.83	4.52	5.35	(0.58)	(0.02)	(0.60)
Institutional Class
Year Ended 2/28/2019	$50.68	0.94	1.18	2.12	(0.95)	(3.28)	(4.23)
Year Ended 2/28/2018	$45.38	0.85	6.69	7.54	(0.89)	(1.35)	(2.24)
Year Ended 2/28/2017	$37.22	0.84	8.28	9.12	(0.83)	(0.13)	(0.96)
Year Ended 2/29/2016	$40.78	0.75	(3.26)	(2.51)	(0.95)	(0.10)	(1.05)
Year Ended 2/28/2015	$36.00	0.89	4.59	5.48	(0.68)	(0.02)	(0.70)
Institutional 2 Class
Year Ended 2/28/2019	$51.38	0.95	1.20	2.15	(0.95)	(3.28)	(4.23)
Year Ended 2/28/2018	$45.98	0.87	6.77	7.64	(0.89)	(1.35)	(2.24)
Year Ended 2/28/2017	$37.70	0.85	8.39	9.24	(0.83)	(0.13)	(0.96)
Year Ended 2/29/2016	$41.29	0.84	(3.38)	(2.54)	(0.95)	(0.10)	(1.05)
Year Ended 2/28/2015	$36.45	0.94	4.60	5.54	(0.68)	(0.02)	(0.70)
Institutional 3 Class
Year Ended 2/28/2019	$49.95	0.92	1.17	2.09	(0.95)	(3.28)	(4.23)
Year Ended 2/28/2018(f)	$45.37	0.98	5.84	6.82	(0.89)	(1.35)	(2.24)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Large Cap Index Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2019	$48.30	4.19%	0.45% (c)	0.45% (c),(d)	1.64%	6%	$726,445
Year Ended 2/28/2018	$50.42	16.59%	0.45%	0.45% (d)	1.53%	2%	$954,529
Year Ended 2/28/2017	$45.16	24.40%	0.45% (e)	0.45% (d),(e)	1.77%	4%	$1,071,791
Year Ended 2/29/2016	$37.05	(6.57%)	0.45%	0.45% (d)	1.63%	11%	$993,376
Year Ended 2/28/2015	$40.60	14.98%	0.45%	0.45% (d)	2.18%	5%	$1,126,444
Institutional Class
Year Ended 2/28/2019	$48.57	4.46%	0.20% (c)	0.20% (c),(d)	1.89%	6%	$2,134,512
Year Ended 2/28/2018	$50.68	16.88%	0.20%	0.20% (d)	1.78%	2%	$2,390,677
Year Ended 2/28/2017	$45.38	24.72%	0.20% (e)	0.20% (d),(e)	2.02%	4%	$2,259,128
Year Ended 2/29/2016	$37.22	(6.34%)	0.20%	0.20% (d)	1.88%	11%	$1,975,099
Year Ended 2/28/2015	$40.78	15.27%	0.20%	0.20% (d)	2.33%	5%	$2,406,361
Institutional 2 Class
Year Ended 2/28/2019	$49.30	4.45%	0.20% (c)	0.20% (c)	1.89%	6%	$336,271
Year Ended 2/28/2018	$51.38	16.87%	0.20%	0.20%	1.78%	2%	$372,379
Year Ended 2/28/2017	$45.98	24.73%	0.20% (e)	0.20% (e)	2.02%	4%	$361,419
Year Ended 2/29/2016	$37.70	(6.33%)	0.20%	0.20%	2.12%	11%	$273,170
Year Ended 2/28/2015	$41.29	15.25%	0.20%	0.20%	2.44%	5%	$170,244
Institutional 3 Class
Year Ended 2/28/2019	$47.81	4.46%	0.20% (c)	0.20% (c)	1.91%	6%	$45,493
Year Ended 2/28/2018(f)	$49.95	15.29%	0.21%	0.20%	2.01%	2%	$552
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2019	23

Notes to Financial Statements
February 28, 2019
Note 1. Organization
Columbia Large Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange
24	Columbia Large Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund
Columbia Large Cap Index Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
February 28, 2019
may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
26	Columbia Large Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,010,945*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(2,238,994)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,212,877
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	37,473,205

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2019.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia Large Cap Index Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
February 28, 2019
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
28	Columbia Large Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
Columbia Large Cap Index Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
February 28, 2019
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2019, these minimum account balance fees reduced total expenses of the Fund by $2,960.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2019
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
30	Columbia Large Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
At February 28, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, post-October capital losses, trustees’ deferred compensation and capital change due to corporate action. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(590,680)	590,680	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2019			Year Ended February 28, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
65,174,131	230,172,063	295,346,194	64,822,735	102,482,936	167,305,671
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
10,197,656	165,572,156	—	1,869,414,333
At February 28, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,367,365,743	1,932,954,462	(63,540,129)	1,869,414,333
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	6,508,027
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Large Cap Index Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
February 28, 2019
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $206,937,808 and $766,008,195, respectively, for the year ended February 28, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	3,200,000	2.73	2
Lender	500,000	2.94	2
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 28, 2019.
32	Columbia Large Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Note 9. Significant risks
Shareholder concentration risk
At February 28, 2019, one unaffiliated shareholder of record owned 11.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 20.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Large Cap Index Fund | Annual Report 2019	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Large Cap Index Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$312,836,169
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Large Cap Index Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
36	Columbia Large Cap Index Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Large Cap Index Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
38	Columbia Large Cap Index Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Large Cap Index Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
40	Columbia Large Cap Index Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Large Cap Index Fund | Annual Report 2019	41

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
42	Columbia Large Cap Index Fund | Annual Report 2019

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Columbia Large Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN175_02_J01_(04/19)

Annual Report
February 28, 2019
Columbia Large Cap Growth Fund III
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Large Cap Growth Fund III   |  Annual Report 2019

Columbia Large Cap Growth Fund III  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Large Cap Growth Fund III (the Fund) seeks long-term growth of capital.
Portfolio management
John Wilson, CFA
Lead Portfolio Manager
Managed Fund since 2015
Tchintcia Barros, CFA
Portfolio Manager
Managed Fund since 2015
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/31/97	4.19	9.23	15.74
	Including sales charges		-1.81	7.95	15.05
Advisor Class*		11/08/12	4.53	9.51	15.92
Class C	Excluding sales charges	12/31/97	3.46	8.43	14.88
	Including sales charges		2.57	8.43	14.88
Institutional Class		12/31/97	4.51	9.51	16.03
Institutional 2 Class*		12/11/13	4.60	9.63	15.96
Institutional 3 Class*		03/01/17	4.61	9.40	15.83
Class R*		10/26/16	4.00	8.96	15.45
Russell 1000 Growth Index			6.62	12.63	18.19
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to November 2015, when the Investment Manager assumed day-to-day portfolio management responsibilities over the Fund, reflects returns achieved by a subadviser that managed the Fund according to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Large Cap Growth Fund III | Annual Report 2019

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2009 — February 28, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund III during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2019)
Amazon.com, Inc.	5.7
Alphabet, Inc., Class A	5.7
Microsoft Corp.	5.6
Apple, Inc.	4.8
Visa, Inc., Class A	3.6
Facebook, Inc., Class A	2.6
Adobe, Inc.	2.6
PayPal Holdings, Inc.	2.3
Broadcom, Inc.	2.1
Nike, Inc., Class B	2.1
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2019)
Common Stocks	98.9
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2019)
Communication Services	12.3
Consumer Discretionary	16.8
Consumer Staples	2.3
Energy	0.7
Financials	4.1
Health Care	17.8
Industrials	9.4
Information Technology	32.5
Materials	2.1
Real Estate	2.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Large Cap Growth Fund III | Annual Report 2019	3

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2019, the Fund’s Class A shares returned 4.19% excluding sales charges. The Fund’s benchmark, the Russell 1000 Growth Index, returned 6.62% for the same period. In a volatile year for the equity markets, stock selection in industrials and financials generally accounted for the Fund’s shortfall relative to the benchmark.
Stocks advanced despite year-end sell-off
Investors kicked off the 12-month period ended February 28, 2019 with rising optimism. Positive global economic conditions, broad corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The pace of U.S. economic growth averaged more than 3.0%, as the labor markets added an average of 209,000 jobs per month, wages increased on the order of 3.0% and manufacturing activity remained solid. Unemployment in the United States rose modestly in December and January, but even that was a net positive as it reflected an increase in the number of Americans seeking employment. A weak February for job creation drove unemployment back down to 3.8% in February 2019.
Despite positive global sentiment at the start of the period, the rosy global picture dimmed as the period progressed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the U.K.’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (the Fed) rattled investors when it raised the target range of its key short-term interest rate, the federal funds rate, to 2.25%-2.50%, the fourth such increase for the year. However, the Fed maintained this rate in its January 2019 meeting and announced that it would be patient moving forward.
As uncertainties rose late in 2018, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter of 2018 and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. However, stocks rebounded early in 2019 as a patient Fed and hopes for progress on the trade front inspired confidence. The S&P 500 Index, a broad measure of U.S. stock returns, gained 4.68% for the 12-month period, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.17%.
Contributors and detractors
In aggregate, the Fund’s technology and health care holdings outperformed the benchmark. In technology, a position in Zebra Technologies was a standout. The company is the leading provider of barcoding and hand-held scanning equipment, inventory management and tracking applications. Strong revenue and profit growth helped Zebra gain market share. Payment processing companies PayPal and Square also made major contributions to Fund gains, aided by growth in online commerce and transactions. We took some profits in Square as the company’s share price approached our target price. Another technology name, Palo Alto Networks, a recent purchase, did well. The company specializes in corporate security software, which enjoyed strong demand as global enterprises of all kinds face increased security threats.
Positive results from certain health care names, including Illumina, Edwards and Thermo Fisher, aided relative results. Strong execution and attractive product cycles benefited all three. Illumina develops and manufactures tools used by researchers for the study and analysis of genes. A new product that allows faster gene sequencing at lower costs drove significant revenue growth and was strongly rewarded by investors. Shares of Edwards Life Sciences, the leading specialist in artificial heart valves, rose strongly on solid earnings growth. A small position in Exact Sciences also contributed to Fund gains. The company targets people who are candidates for routine colonoscopies but do not get them because of cost or inconvenience. Shares of Exact Sciences rose materially as the company benefited from a partnership with pharmaceutical giant Pfizer, which provides sales and marketing support.
Two consumer discretionary names were strong contributors to Fund returns: Canada Goose and Ulta Cosmetics. Canada Goose, a leading outerwear and leisurewear company, raised its earnings guidance during the year. Investors also took a positive view of an announced new venture in China. We invested in Ulta Cosmetics when there were concerns about the company’s growth dynamics, and the company gained ground as it executed well. However, these gains were partially offset by losses from Booking Holdings, the parent company of Priceline, and luxury brand retailer PVH. Booking lost ground as incremental investment costs pressured profits. Weakness across Calvin Klein, which is one of PVH’s most lucrative brands, hurt overall results. We held on to both positions.
4	Columbia Large Cap Growth Fund III | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Stock selection in industrials and financials also detracted from Fund results. Overweights in Federal Express and Northrop Grumman hurt returns as both underperformed. Federal Express lagged after reporting weaker-than-expected results from European markets. We trimmed the Fund’s holdings. Northrop was weighed down by concerns about defense spending. The Fund had no exposure to Boeing, a strong performer for the year, which also detracted from results. In the financials sector, BlackRock underperformed, hurt by overall volatility in the equity markets and competitor Fidelity’s announcement that it was introducing selected no-fee products also detracted.
At period’s end
During the period, we trimmed some of the Fund’s technology exposure as stocks approached our target prices. We used periods of weakness, particularly in the fourth quarter of 2018, to add to names and areas where we thought the risk/reward prospects were particularly strong. The Fund remained underweight in industrials and consumer staples stocks, where we have found it difficult to find companies that meet our investment criteria. As always, we are bottom up stock pickers. We search for growth companies where we see a differentiated thesis, strong long-term risk/reward prospects and names in which we have the highest investment conviction.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Large Cap Growth Fund III | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2018 — February 28, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	944.40	1,019.49	5.16	5.36	1.07
Advisor Class	1,000.00	1,000.00	945.80	1,020.73	3.96	4.11	0.82
Class C	1,000.00	1,000.00	941.20	1,015.77	8.76	9.10	1.82
Institutional Class	1,000.00	1,000.00	945.60	1,020.73	3.96	4.11	0.82
Institutional 2 Class	1,000.00	1,000.00	945.90	1,021.08	3.62	3.76	0.75
Institutional 3 Class	1,000.00	1,000.00	946.30	1,021.32	3.38	3.51	0.70
Class R	1,000.00	1,000.00	943.20	1,018.25	6.36	6.61	1.32
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Large Cap Growth Fund III | Annual Report 2019

Portfolio of Investments
February 28, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.2%
Issuer	Shares	Value ($)
Communication Services 12.2%
Entertainment 1.1%
Electronic Arts, Inc.(a)	187,228	17,932,698
Interactive Media & Services 9.1%
Alphabet, Inc., Class A(a)	76,040	85,662,862
Alphabet, Inc., Class C(a)	12,137	13,592,469
Facebook, Inc., Class A(a)	243,803	39,361,994
Total		138,617,325
Media 0.6%
DISH Network Corp., Class A(a)	275,942	8,970,875
Wireless Telecommunication Services 1.4%
T-Mobile U.S.A., Inc.(a)	291,071	21,018,237
Total Communication Services		186,539,135
Consumer Discretionary 16.7%
Hotels, Restaurants & Leisure 0.9%
Norwegian Cruise Line Holdings Ltd.(a)	227,852	12,652,622
Internet & Direct Marketing Retail 8.8%
Alibaba Group Holding Ltd., ADR(a)	133,155	24,371,360
Amazon.com, Inc.(a)	52,801	86,584,664
Booking Holdings, Inc.(a)	13,885	23,563,400
Total		134,519,424
Specialty Retail 3.0%
Burlington Stores, Inc.(a)	68,004	11,542,999
O’Reilly Automotive, Inc.(a)	42,142	15,675,138
Ulta Beauty, Inc.(a)	60,535	18,916,582
Total		46,134,719
Textiles, Apparel & Luxury Goods 4.0%
Canada Goose Holdings, Inc.(a)	142,224	8,093,968
Nike, Inc., Class B	361,834	31,020,029
PVH Corp.	121,671	13,972,698
Tapestry, Inc.	219,125	7,656,227
Total		60,742,922
Total Consumer Discretionary		254,049,687
Consumer Staples 2.3%
Food & Staples Retailing 1.3%
Costco Wholesale Corp.	90,106	19,709,786
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.0%
Mondelez International, Inc., Class A	320,536	15,116,478
Total Consumer Staples		34,826,264
Energy 0.7%
Oil, Gas & Consumable Fuels 0.7%
Cimarex Energy Co.	80,216	5,768,332
Diamondback Energy, Inc.	50,775	5,226,271
Total		10,994,603
Total Energy		10,994,603
Financials 4.1%
Banks 1.0%
Citigroup, Inc.	240,811	15,407,088
Capital Markets 1.9%
BlackRock, Inc.	37,157	16,468,725
Charles Schwab Corp. (The)	255,978	11,777,548
Total		28,246,273
Insurance 1.2%
Allstate Corp. (The)	191,237	18,048,948
Total Financials		61,702,309
Health Care 17.6%
Biotechnology 6.1%
Alexion Pharmaceuticals, Inc.(a)	166,196	22,491,305
Biogen, Inc.(a)	60,599	19,877,078
BioMarin Pharmaceutical, Inc.(a)	155,986	14,547,254
Exact Sciences Corp.(a)	147,554	13,427,414
Vertex Pharmaceuticals, Inc.(a)	118,159	22,302,511
Total		92,645,562
Health Care Equipment & Supplies 4.3%
Baxter International, Inc.	203,846	15,233,412
Danaher Corp.	49,574	6,296,889
Edwards Lifesciences Corp.(a)	120,767	20,444,645
IDEXX Laboratories, Inc.(a)	20,522	4,330,758
Medtronic PLC	205,689	18,614,855
Total		64,920,559
Health Care Providers & Services 1.1%
Humana, Inc.	60,749	17,315,895
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2019	7

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 2.5%
Bio-Techne Corp.	25,344	4,914,202
Illumina, Inc.(a)	42,433	13,271,769
Thermo Fisher Scientific, Inc.	77,313	20,068,135
Total		38,254,106
Pharmaceuticals 3.6%
Allergan PLC	66,222	9,119,432
Bristol-Myers Squibb Co.	397,222	20,520,488
Johnson & Johnson	186,195	25,441,685
Total		55,081,605
Total Health Care		268,217,727
Industrials 9.3%
Aerospace & Defense 3.0%
L3 Technologies, Inc.	117,325	24,843,569
Northrop Grumman Corp.	70,018	20,302,419
Total		45,145,988
Air Freight & Logistics 0.7%
FedEx Corp.	59,053	10,688,593
Electrical Equipment 1.3%
AMETEK, Inc.	249,813	19,880,119
Industrial Conglomerates 1.6%
Honeywell International, Inc.	163,248	25,151,619
Machinery 2.7%
Ingersoll-Rand PLC	234,057	24,707,057
Xylem, Inc.	215,774	16,301,726
Total		41,008,783
Total Industrials		141,875,102
Information Technology 32.2%
Electronic Equipment, Instruments & Components 1.2%
Zebra Technologies Corp., Class A(a)	89,268	17,899,127
IT Services 7.5%
FleetCor Technologies, Inc.(a)	65,212	15,212,655
Pagseguro Digital Ltd., Class A(a)	213,871	6,016,191
PayPal Holdings, Inc.(a)	350,922	34,414,921
Square, Inc., Class A(a)	56,008	4,550,090
Visa, Inc., Class A	363,015	53,769,782
Total		113,963,639
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 6.0%
Broadcom, Inc.	114,986	31,662,545
Lam Research Corp.	147,815	26,028,744
NVIDIA Corp.	126,139	19,458,202
NXP Semiconductors NV	156,110	14,255,965
Total		91,405,456
Software 12.7%
Adobe, Inc.(a)	147,565	38,735,812
Microsoft Corp.	759,650	85,103,589
Palo Alto Networks, Inc.(a)	93,177	22,946,700
Salesforce.com, Inc.(a)	157,717	25,810,387
ServiceNow, Inc.(a)	89,915	21,529,248
Total		194,125,736
Technology Hardware, Storage & Peripherals 4.8%
Apple, Inc.	422,390	73,136,828
Total Information Technology		490,530,786
Materials 2.1%
Chemicals 2.1%
Albemarle Corp.	155,960	14,237,589
Eastman Chemical Co.	211,500	17,488,935
Total		31,726,524
Total Materials		31,726,524
Real Estate 2.0%
Equity Real Estate Investment Trusts (REITS) 2.0%
American Tower Corp.	109,326	19,257,775
Equinix, Inc.	27,227	11,530,634
Total		30,788,409
Total Real Estate		30,788,409
Total Common Stocks (Cost $1,025,503,391)		1,511,250,546

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Growth Fund III | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.523%(b),(c)	16,199,955	16,198,335
Total Money Market Funds (Cost $16,198,335)		16,198,335
Total Investments in Securities (Cost: $1,041,701,726)		1,527,448,881
Other Assets & Liabilities, Net		(3,663,548)
Net Assets		1,523,785,333
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.523%
	10,205,483	306,753,939	(300,759,467)	16,199,955	134	—	315,252	16,198,335
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2019	9

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	186,539,135	—	—	—	186,539,135
Consumer Discretionary	254,049,687	—	—	—	254,049,687
Consumer Staples	34,826,264	—	—	—	34,826,264
Energy	10,994,603	—	—	—	10,994,603
Financials	61,702,309	—	—	—	61,702,309
Health Care	268,217,727	—	—	—	268,217,727
Industrials	141,875,102	—	—	—	141,875,102
Information Technology	490,530,786	—	—	—	490,530,786
Materials	31,726,524	—	—	—	31,726,524
Real Estate	30,788,409	—	—	—	30,788,409
Total Common Stocks	1,511,250,546	—	—	—	1,511,250,546
Money Market Funds	—	—	—	16,198,335	16,198,335
Total Investments in Securities	1,511,250,546	—	—	16,198,335	1,527,448,881
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Growth Fund III | Annual Report 2019

Statement of Assets and Liabilities
February 28, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,025,503,391)	$1,511,250,546
Affiliated issuers (cost $16,198,335)	16,198,335
Cash	70
Receivable for:
Investments sold	6,012,951
Capital shares sold	225,393
Dividends	1,302,891
Foreign tax reclaims	9,909
Expense reimbursement due from Investment Manager	3,150
Prepaid expenses	3,249
Total assets	1,535,006,494
Liabilities
Payable for:
Investments purchased	9,253,581
Capital shares purchased	1,164,201
Management services fees	30,099
Distribution and/or service fees	8,313
Transfer agent fees	197,752
Compensation of board members	474,929
Compensation of chief compliance officer	15
Other expenses	92,271
Total liabilities	11,221,161
Net assets applicable to outstanding capital stock	$1,523,785,333
Represented by
Paid in capital	1,014,450,070
Total distributable earnings (loss) (Note 2)	509,335,263
Total - representing net assets applicable to outstanding capital stock	$1,523,785,333
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2019	11

Statement of Assets and Liabilities  (continued)
February 28, 2019
Class A
Net assets	$929,808,453
Shares outstanding	54,107,749
Net asset value per share	$17.18
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$18.23
Advisor Class
Net assets	$26,285,694
Shares outstanding	1,364,941
Net asset value per share	$19.26
Class C
Net assets	$57,316,013
Shares outstanding	4,899,150
Net asset value per share	$11.70
Institutional Class
Net assets	$472,921,759
Shares outstanding	25,342,504
Net asset value per share	$18.66
Institutional 2 Class
Net assets	$12,349,366
Shares outstanding	634,749
Net asset value per share	$19.46
Institutional 3 Class
Net assets	$779,645
Shares outstanding	41,577
Net asset value per share	$18.75
Class R
Net assets	$24,324,403
Shares outstanding	1,406,082
Net asset value per share	$17.30
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Growth Fund III | Annual Report 2019

Statement of Operations
Year Ended February 28, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$14,646,742
Dividends — affiliated issuers	315,252
Total income	14,961,994
Expenses:
Management services fees	11,640,148
Distribution and/or service fees
Class A	2,281,050
Class C	1,508,551
Class R	122,858
Class T	8
Transfer agent fees
Class A	1,211,263
Advisor Class	36,014
Class C	200,211
Institutional Class	678,669
Institutional 2 Class	5,823
Institutional 3 Class	79
Class R	32,635
Class T	3
Compensation of board members	16,267
Custodian fees	14,769
Printing and postage fees	142,802
Registration fees	126,608
Audit fees	33,051
Legal fees	21,121
Compensation of chief compliance officer	350
Other	36,361
Total expenses	18,108,641
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(634,659)
Expense reduction	(1,795)
Total net expenses	17,472,187
Net investment loss	(2,510,193)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	121,415,519
Investments — affiliated issuers	134
Net realized gain	121,415,653
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(53,833,080)
Net change in unrealized appreciation (depreciation)	(53,833,080)
Net realized and unrealized gain	67,582,573
Net increase in net assets resulting from operations	$65,072,380
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2019	13

Statement of Changes in Net Assets
	Year Ended February 28, 2019	Year Ended February 28, 2018
Operations
Net investment loss	$(2,510,193)	$(2,231,005)
Net realized gain	121,415,653	162,530,109
Net change in unrealized appreciation (depreciation)	(53,833,080)	213,458,299
Net increase in net assets resulting from operations	65,072,380	373,757,403
Distributions to shareholders
Net investment income and net realized gains
Class A	(92,700,334)
Advisor Class	(2,500,640)
Class C	(21,242,037)
Institutional Class	(48,574,637)
Institutional 2 Class	(926,044)
Institutional 3 Class	(39,559)
Class R	(2,480,069)
Class T	(432)
Net realized gains
Class A		(49,624,039)
Advisor Class		(1,562,635)
Class B		(3,487)
Class C		(22,995,937)
Institutional Class		(30,288,033)
Institutional 2 Class		(501,076)
Institutional 3 Class		(11,526)
Class R		(1,428,198)
Class T		(246)
Total distributions to shareholders (Note 2)	(168,463,752)	(106,415,177)
Decrease in net assets from capital stock activity	(113,505,925)	(305,319,083)
Total decrease in net assets	(216,897,297)	(37,976,857)
Net assets at beginning of year	1,740,682,630	1,778,659,487
Net assets at end of year	$1,523,785,333	$1,740,682,630
Excess of distributions over net investment income	$(727,163)	$(511,055)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Growth Fund III | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2019		February 28, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	13,931,715	255,985,558	8,252,408	141,623,544
Distributions reinvested	3,648,728	62,240,447	1,816,753	31,294,882
Redemptions	(9,878,792)	(175,241,781)	(17,034,675)	(287,355,794)
Net increase (decrease)	7,701,651	142,984,224	(6,965,514)	(114,437,368)
Advisor Class
Subscriptions	215,699	4,244,833	435,299	8,483,157
Distributions reinvested	130,158	2,500,242	82,040	1,562,404
Redemptions	(351,883)	(6,956,623)	(557,295)	(10,832,272)
Net decrease	(6,026)	(211,548)	(39,956)	(786,711)
Class B
Subscriptions	—	—	66	810
Distributions reinvested	—	—	195	2,395
Redemptions	—	—	(162,904)	(1,924,751)
Net decrease	—	—	(162,643)	(1,921,546)
Class C
Subscriptions	320,078	3,907,106	377,543	4,728,914
Distributions reinvested	1,535,594	19,223,307	1,666,979	20,693,954
Redemptions	(19,119,904)	(248,986,743)	(16,712,020)	(208,884,917)
Net decrease	(17,264,232)	(225,856,330)	(14,667,498)	(183,462,049)
Class I
Redemptions	—	—	(216)	(3,702)
Net decrease	—	—	(216)	(3,702)
Institutional Class
Subscriptions	2,885,192	56,261,008	8,460,839	148,682,510
Distributions reinvested	2,150,109	40,009,637	1,327,188	24,557,731
Redemptions	(6,961,211)	(132,258,738)	(9,294,465)	(171,663,861)
Net increase (decrease)	(1,925,910)	(35,988,093)	493,562	1,576,380
Institutional 2 Class
Subscriptions	316,668	6,320,603	210,162	4,028,048
Distributions reinvested	47,893	925,648	26,093	500,844
Redemptions	(185,086)	(3,628,917)	(270,080)	(5,216,944)
Net increase (decrease)	179,475	3,617,334	(33,825)	(688,052)
Institutional 3 Class
Subscriptions	30,754	592,956	12,679	236,220
Distributions reinvested	2,123	38,955	610	11,364
Redemptions	(4,535)	(87,404)	(54)	(1,039)
Net increase	28,342	544,507	13,235	246,545
Class R
Subscriptions	240,337	4,380,576	167,250	2,914,861
Distributions reinvested	135,316	2,340,222	75,758	1,315,564
Redemptions	(293,297)	(5,313,149)	(575,295)	(10,073,005)
Net increase (decrease)	82,356	1,407,649	(332,287)	(5,842,580)
Class T
Redemptions	(231)	(3,668)	—	—
Net decrease	(231)	(3,668)	—	—
Total net decrease	(11,204,575)	(113,505,925)	(21,695,142)	(305,319,083)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2019	$18.33	(0.03)	0.75	0.72	(1.87)	(1.87)
Year Ended 2/28/2018	$15.74	(0.01)	3.66	3.65	(1.06)	(1.06)
Year Ended 2/28/2017	$14.87	0.02	2.84	2.86	(1.99)	(1.99)
Year Ended 2/29/2016	$20.50	(0.09)	(1.73)	(1.82)	(3.81)	(3.81)
Year Ended 2/28/2015	$21.22	(0.05)	2.41	2.36	(3.08)	(3.08)
Advisor Class
Year Ended 2/28/2019	$20.27	0.02	0.85	0.87	(1.88)	(1.88)
Year Ended 2/28/2018	$17.30	0.03	4.03	4.06	(1.09)	(1.09)
Year Ended 2/28/2017	$16.13	0.06	3.10	3.16	(1.99)	(1.99)
Year Ended 2/29/2016	$21.88	(0.05)	(1.89)	(1.94)	(3.81)	(3.81)
Year Ended 2/28/2015	$22.42	0.01	2.57	2.58	(3.12)	(3.12)
Class C
Year Ended 2/28/2019	$13.14	(0.12)	0.53	0.41	(1.85)	(1.85)
Year Ended 2/28/2018	$11.58	(0.10)	2.66	2.56	(1.00)	(1.00)
Year Ended 2/28/2017	$11.51	(0.07)	2.13	2.06	(1.99)	(1.99)
Year Ended 2/29/2016	$16.81	(0.18)	(1.34)	(1.52)	(3.78)	(3.78)
Year Ended 2/28/2015	$17.94	(0.16)	1.99	1.83	(2.96)	(2.96)
Institutional Class
Year Ended 2/28/2019	$19.70	0.02	0.82	0.84	(1.88)	(1.88)
Year Ended 2/28/2018	$16.84	0.03	3.92	3.95	(1.09)	(1.09)
Year Ended 2/28/2017	$15.74	0.06	3.03	3.09	(1.99)	(1.99)
Year Ended 2/29/2016	$21.44	(0.04)	(1.85)	(1.89)	(3.81)	(3.81)
Year Ended 2/28/2015	$22.04	0.01	2.51	2.52	(3.12)	(3.12)
Institutional 2 Class
Year Ended 2/28/2019	$20.45	0.03	0.86	0.89	(1.88)	(1.88)
Year Ended 2/28/2018	$17.44	0.05	4.06	4.11	(1.10)	(1.10)
Year Ended 2/28/2017	$16.23	0.08	3.12	3.20	(1.99)	(1.99)
Year Ended 2/29/2016	$21.96	(0.01)	(1.90)	(1.91)	(3.82)	(3.82)
Year Ended 2/28/2015	$22.49	0.04	2.58	2.62	(3.15)	(3.15)
Institutional 3 Class
Year Ended 2/28/2019	$19.77	0.04	0.82	0.86	(1.88)	(1.88)
Year Ended 2/28/2018(f)	$17.10	0.04	3.74	3.78	(1.11)	(1.11)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Growth Fund III | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2019	$17.18	4.19%	1.12%	1.08% (c)	(0.16%)	23%	$929,808
Year Ended 2/28/2018	$18.33	23.65%	1.12%	1.12% (c)	(0.07%)	37%	$850,411
Year Ended 2/28/2017	$15.74	20.85%	1.18% (d)	1.17% (c),(d)	0.11%	29%	$840,034
Year Ended 2/29/2016	$14.87	(11.07%)	1.24% (e)	1.22% (c),(e)	(0.46%)	102%	$356,035
Year Ended 2/28/2015	$20.50	12.29%	1.22% (e)	1.22% (c),(e)	(0.23%)	53%	$543,323
Advisor Class
Year Ended 2/28/2019	$19.26	4.53%	0.87%	0.83% (c)	0.09%	23%	$26,286
Year Ended 2/28/2018	$20.27	23.93%	0.87%	0.87% (c)	0.18%	37%	$27,793
Year Ended 2/28/2017	$17.30	21.11%	0.92% (d)	0.92% (c),(d)	0.32%	29%	$24,411
Year Ended 2/29/2016	$16.13	(10.88%)	0.98% (e)	0.97% (c),(e)	(0.23%)	102%	$3,401
Year Ended 2/28/2015	$21.88	12.64%	0.98% (e)	0.97% (c),(e)	0.03%	53%	$18,848
Class C
Year Ended 2/28/2019	$11.70	3.46%	1.86%	1.84% (c)	(0.96%)	23%	$57,316
Year Ended 2/28/2018	$13.14	22.74%	1.87%	1.87% (c)	(0.79%)	37%	$291,221
Year Ended 2/28/2017	$11.58	19.89%	1.91% (d)	1.91% (c),(d)	(0.63%)	29%	$426,640
Year Ended 2/29/2016	$11.51	(11.70%)	1.99% (e)	1.97% (c),(e)	(1.21%)	102%	$148,420
Year Ended 2/28/2015	$16.81	11.47%	1.97% (e)	1.97% (c),(e)	(0.98%)	53%	$227,979
Institutional Class
Year Ended 2/28/2019	$18.66	4.51%	0.87%	0.83% (c)	0.09%	23%	$472,922
Year Ended 2/28/2018	$19.70	23.93%	0.87%	0.87% (c)	0.19%	37%	$537,229
Year Ended 2/28/2017	$16.84	21.19%	0.90% (d)	0.90% (c),(d)	0.37%	29%	$450,897
Year Ended 2/29/2016	$15.74	(10.87%)	0.98% (e)	0.97% (c),(e)	(0.22%)	102%	$129,655
Year Ended 2/28/2015	$21.44	12.59%	0.98% (e)	0.97% (c),(e)	0.03%	53%	$285,397
Institutional 2 Class
Year Ended 2/28/2019	$19.46	4.60%	0.80%	0.76%	0.17%	23%	$12,349
Year Ended 2/28/2018	$20.45	24.04%	0.80%	0.80%	0.26%	37%	$9,310
Year Ended 2/28/2017	$17.44	21.23%	0.83% (d)	0.83% (d)	0.46%	29%	$8,530
Year Ended 2/29/2016	$16.23	(10.72%)	0.83% (e)	0.83% (e)	(0.07%)	102%	$4,934
Year Ended 2/28/2015	$21.96	12.77%	0.82% (e)	0.82% (e)	0.17%	53%	$8,682
Institutional 3 Class
Year Ended 2/28/2019	$18.75	4.61%	0.77%	0.71%	0.24%	23%	$780
Year Ended 2/28/2018(f)	$19.77	22.55%	0.76%	0.76%	0.19%	37%	$262
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2019	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/28/2019	$18.47	(0.07)	0.76	0.69	(1.86)	(1.86)
Year Ended 2/28/2018	$15.87	(0.05)	3.67	3.62	(1.02)	(1.02)
Year Ended 2/28/2017(g)	$14.69	(0.01)	1.30	1.29	(0.11)	(0.11)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
02/28/2017	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Class R shares commenced operations on October 26, 2016. Per share data and total return reflect activity from that date.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Growth Fund III | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/28/2019	$17.30	4.00%	1.37%	1.33% (c)	(0.41%)	23%	$24,324
Year Ended 2/28/2018	$18.47	23.28%	1.37%	1.37% (c)	(0.31%)	37%	$24,453
Year Ended 2/28/2017(g)	$15.87	8.81%	1.35% (h)	1.35% (c),(h)	(0.14%) (h)	29%	$26,278
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Fund III | Annual Report 2019	19

Notes to Financial Statements
February 28, 2019
Note 1. Organization
Columbia Large Cap Growth Fund III (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
20	Columbia Large Cap Growth Fund III | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia Large Cap Growth Fund III | Annual Report 2019	21

Notes to Financial Statements  (continued)
February 28, 2019
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
22	Columbia Large Cap Growth Fund III | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2019 was 0.71% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Large Cap Growth Fund III | Annual Report 2019	23

Notes to Financial Statements  (continued)
February 28, 2019
For the year ended February 28, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.02
Class R	0.13
Class T	0.08 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2019, these minimum account balance fees reduced total expenses of the Fund by $1,795.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a service fee or distribution fee for Class T shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2019, if any, are listed below:
Amount ($)
Class A	112,461
Class C	2,285
24	Columbia Large Cap Growth Fund III | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2018 through Novmber 30, 2019	May 1, 2018 through November 30, 2018	Prior to May 1, 2018
Class A	1.05%	1.08%	1.17%
Advisor Class	0.80	0.83	0.92
Class C	1.80	1.83	1.92
Institutional Class	0.80	0.83	0.92
Institutional 2 Class	0.73	0.76	0.895
Institutional 3 Class	0.69	0.72	0.845
Class R	1.30	1.33	1.42
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, post-October capital losses, late-year ordinary losses, trustees’ deferred compensation and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,294,085	—	(2,294,085)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2019			Year Ended February 28, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
1,490,192	166,973,560	168,463,752	5,100,306	101,314,871	106,415,177
Columbia Large Cap Growth Fund III | Annual Report 2019	25

Notes to Financial Statements  (continued)
February 28, 2019
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	33,829,055	—	483,785,300
At February 28, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,043,663,581	508,175,893	(24,390,593)	483,785,300
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
254,472	7,551,929
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $367,195,162 and $653,766,392, respectively, for the year ended February 28, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
26	Columbia Large Cap Growth Fund III | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 28, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 28, 2019.
Note 9. Significant risks
Shareholder concentration risk
At February 28, 2019, one unaffiliated shareholder of record owned 24.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 10.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Large Cap Growth Fund III | Annual Report 2019	27

Notes to Financial Statements  (continued)
February 28, 2019
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Large Cap Growth Fund III | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Growth Fund III
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Growth Fund III (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
TThese financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Growth Fund III | Annual Report 2019	29

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$135,292,440
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
30	Columbia Large Cap Growth Fund III | Annual Report 2019

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Large Cap Growth Fund III | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
32	Columbia Large Cap Growth Fund III | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Large Cap Growth Fund III | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Large Cap Growth Fund III | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Columbia Large Cap Growth Fund III | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Large Cap Growth Fund III | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Growth Fund III | Annual Report 2019	37

Columbia Large Cap Growth Fund III
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN186_02_J01_(04/19)

Annual Report
February 28, 2019
Columbia Mid Cap Index Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Mid Cap Index Fund   |  Annual Report 2019

Columbia Mid Cap Index Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Mid Cap Index Fund (the Fund) seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) MidCap 400 Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Vadim Shteyn
Portfolio Manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2019)
	Inception	1 Year	5 Years	10 Years
Class A	05/31/00	3.66	7.98	16.83
Institutional Class	03/31/00	3.89	8.25	17.11
Institutional 2 Class*	11/08/12	3.94	8.25	17.13
Institutional 3 Class*	03/01/17	3.89	8.25	17.11
S&P MidCap 400 Index		4.14	8.49	17.36
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P MidCap 400 Index is a market-value weighted index that tracks the performance of 400 mid-cap U.S. companies.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Mid Cap Index Fund | Annual Report 2019

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2009 — February 28, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2019)
IDEX Corp.	0.7
Zebra Technologies Corp., Class A	0.6
Domino’s Pizza, Inc.	0.6
Ultimate Software Group, Inc. (The)	0.6
STERIS PLC	0.6
Trimble Navigation Ltd.	0.6
PTC, Inc.	0.6
Old Dominion Freight Line, Inc.	0.6
Leidos Holdings, Inc.	0.6
UGI Corp.	0.6
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2019)
Common Stocks	98.7
Money Market Funds	1.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2019)
Communication Services	2.5
Consumer Discretionary	12.2
Consumer Staples	2.8
Energy	3.7
Financials	16.9
Health Care	9.4
Industrials	15.0
Information Technology	16.5
Materials	6.7
Real Estate	9.8
Utilities	4.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Mid Cap Index Fund | Annual Report 2019	3

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2019, the Fund’s Class A shares returned 3.66%. The Fund closely tracked its benchmark, the unmanaged S&P MidCap 400 Index, which returned 4.14% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. equity markets posted gains despite tumult, tariffs and trade wars
The 12 months ended February 28, 2019 proved to be tumultuous. Stock markets got off to a mixed start at the beginning of the period, as fears of a global trade war sparked by tariffs the U.S. Administration levied on steel, aluminum and other goods weighed on returns. Worries about retaliation, primarily from China, added to anxiety over the possibility of interest rates and inflation rising faster than most expected. Small cap stocks fared better than large cap stocks during this time, as domestically-oriented small cap stocks were more insulated from global news headlines and geopolitical events. Despite these persistent headwinds, strong U.S. economic data and healthy corporate earnings growth drove stocks higher during the second and third quarters of 2018, with several major U.S. equity indices reaching record highs in the third quarter.
This course reversed sharply in the fourth quarter of 2018 when equity markets began selling off in earnest in October. The sell-off was attributed to worries surrounding the pace of interest rate hikes, exacerbated by the U.S. President’s criticisms of the Federal Reserve’s (the Fed) plan, fears of slowing U.S. economic growth, persistent concerns about U.S.-China trade relations and Washington, D.C.-centric political squabbles. Against this backdrop, U.S. equity markets logged their worst December since the Great Depression, with small cap equities in particular being hit hard amid investors’ flight to relative safety.
The period ended on a positive note, as U.S. equity markets rebounded strongly in the first two months of 2019. Though many issues continued without resolution, investors shrugged off worries about the global economic slowdown and trade conflict. Consensus expectations for a U.S.-China trade deal and a seemingly market-friendlier Fed also helped drive returns. Corporate earnings reports fueled positive investor sentiment, too, as did speculation that equity prices may have already reflected much, if not most, of the bad news. With the rally at the start of 2019, the S&P 500 Index ended the period up 4.68%. Small cap stocks outperformed large cap stocks, as the S& P Small Cap 600 Index climbed 7.20% for the same period.
S&P MidCap 400 Index saw greatest gains in traditionally defensive sectors
Seven of the eleven sectors of the S&P MidCap 400 Index posted a positive return during the 12 months ended February 28, 2019. In terms of total return, utilities, real estate and health care, each traditionally considered a defensive sector, were the best relative performers. On the basis of impact, which takes weighting and total returns into account, information technology, real estate and health care were the best relative performers. The top performing industries for the period on the basis of total return were beverages; electric utilities; gas utilities; multi-utilities; and life science tools and services.
Conversely, energy, materials and consumer discretionary, each considered a more economically-sensitive cyclical sector, were weakest from both a total return perspective and on the basis of impact. The worst performing industries for the annual period on the basis of total return were automobiles; auto components; construction materials; energy equipment and services; and airlines.
Top individual contributors within the S&P MidCap 400 Index during the period included petroleum products refiner HollyFrontier, cardiovascular product manufacturer ABIOMED, government-sponsored managed care services provider WellCare Health Plans, technology network security solutions provider Fortinet and frozen potato products producer Lamb Weston Holdings. Top detractors were integrated steel producer United States Steel, recreational vehicles producer Thor Industries, financial services provider SEI Investments, corn refiner and sweeteners and starches producer Ingredion and diversified carbon-steel producer and metals recycler Steel Dynamics.
Financials took over from information technology as the largest sector by weighting in the S&P MidCap 400 Index, with a weighting of 16.88% as of February 28, 2019. As always, each sector and stock in the S&P MidCap 400 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
4	Columbia Mid Cap Index Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Index additions and deletions drove Fund portfolio changes
During the period, there were 64 additions and 64 deletions to the Index and the Fund’s portfolio. Among those stocks added to the Index and Fund were LendingTree, Chesapeake Energy, ICU Medical, Evercore, Five Below, Wyndham Destinations, Navient, Acuity Brands, WWE, Marriott Vacations Worldwide, HealthEquity, Penn National Gaming, Ligand Pharmaceuticals, MasTec, Yelp, Brixmor Property Group, Amedisys and Goodyear Tire & Rubber. Deletions included IPG Photonics, Avon Products, Dean Foods, Take-Two Interactive Software, MSCI, Diebold Nixdorf, ABIOMED, GameStop, Office Depot, HollyFrontier, WellCare Health Plans, Rollins, Lamb Weston Holdings, Nabors Industries, Dun & Bradstreet, Dril-Quip, Teleflex and Wabtec.
We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P MidCap 400 Index.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund’s net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Mid Cap Index Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2018 — February 28, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	939.60	1,022.56	2.16	2.26	0.45
Institutional Class	1,000.00	1,000.00	941.00	1,023.80	0.96	1.00	0.20
Institutional 2 Class	1,000.00	1,000.00	941.10	1,023.80	0.96	1.00	0.20
Institutional 3 Class	1,000.00	1,000.00	941.10	1,023.80	0.96	1.00	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Mid Cap Index Fund | Annual Report 2019

Portfolio of Investments
February 28, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.6%
Issuer	Shares	Value ($)
Communication Services 2.5%
Entertainment 0.9%
Cinemark Holdings, Inc.	258,133	9,713,545
Live Nation Entertainment, Inc.(a)	335,810	18,993,413
World Wrestling Entertainment, Inc., Class A	105,420	8,823,654
Total		37,530,612
Interactive Media & Services 0.2%
Cars.com Inc(a)	153,170	3,605,622
Yelp, Inc.(a)	185,600	6,915,456
Total		10,521,078
Media 1.2%
AMC Networks, Inc., Class A(a)	109,374	7,186,966
Cable One, Inc.	12,054	11,439,125
John Wiley & Sons, Inc., Class A	109,834	5,699,286
Meredith Corp.	96,828	5,545,340
New York Times Co. (The), Class A	342,769	11,259,962
TEGNA, Inc.	522,790	6,885,144
Total		48,015,823
Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	225,715	7,234,166
Total Communication Services		103,301,679
Consumer Discretionary 12.0%
Auto Components 1.1%
Adient PLC	210,900	4,099,896
Dana, Inc.	351,260	6,937,385
Delphi Technologies PLC	214,870	4,686,315
Gentex Corp.	636,456	12,945,515
Goodyear Tire & Rubber Co. (The)	566,340	11,202,205
Visteon Corp.(a)	70,200	6,013,332
Total		45,884,648
Automobiles 0.2%
Thor Industries, Inc.	121,814	7,865,530
Distributors 0.4%
Pool Corp.	97,760	15,596,630
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Consumer Services 0.9%
Adtalem Global Education, Inc.(a)	142,638	6,875,152
Graham Holdings Co., Class B	10,532	7,200,834
Service Corp. International	439,381	18,164,010
Sotheby’s (a)	79,902	3,505,301
Weight Watchers International, Inc.(a)	94,130	1,904,250
Total		37,649,547
Hotels, Restaurants & Leisure 4.2%
Boyd Gaming Corp.	196,170	5,838,019
Brinker International, Inc.	93,729	4,289,976
Caesars Entertainment Corp.(a)	1,414,800	12,195,576
Cheesecake Factory, Inc. (The)	101,275	4,790,308
Churchill Downs, Inc.	87,000	8,160,600
Cracker Barrel Old Country Store, Inc.	58,360	9,453,736
Domino’s Pizza, Inc.	101,000	25,344,940
Dunkin’ Brands Group, Inc.	200,560	14,330,012
Eldorado Resorts, Inc.(a)	157,850	7,609,949
International Speedway Corp., Class A	59,349	2,566,844
Jack in the Box, Inc.	62,510	5,034,555
Marriott Vacations Worldwide Corp.	99,369	9,672,578
Papa John’s International, Inc.	54,380	2,376,950
Penn National Gaming, Inc.(a)	262,630	6,526,356
Scientific Games Corp., Class A(a)	133,610	3,882,707
Six Flags Entertainment Corp.	174,230	9,706,353
Texas Roadhouse, Inc.	161,570	10,228,997
Wendy’s Co. (The)	454,178	7,870,905
Wyndham Destinations, Inc.	236,630	10,655,449
Wyndham Hotels & Resorts, Inc.	240,830	12,660,433
Total		173,195,243
Household Durables 1.4%
Helen of Troy Ltd.(a)	64,110	7,187,372
KB Home	209,296	4,774,042
NVR, Inc.(a)	8,252	21,620,240
Tempur Sealy International, Inc.(a)	111,154	6,470,274
Toll Brothers, Inc.	329,196	11,719,377
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
TRI Pointe Group, Inc.(a)	345,290	4,350,654
Tupperware Brands Corp.	117,960	3,551,776
Total		59,673,735
Leisure Products 0.5%
Brunswick Corp.	210,620	11,108,099
Polaris Industries, Inc.	141,014	12,018,623
Total		23,126,722
Multiline Retail 0.4%
Big Lots, Inc.	97,950	3,088,363
Dillard’s, Inc., Class A	44,870	3,524,090
Ollie’s Bargain Outlet Holdings, Inc.(a)	125,200	11,045,144
Total		17,657,597
Specialty Retail 2.1%
Aaron’s, Inc.	166,559	9,042,488
American Eagle Outfitters, Inc.	409,134	8,346,334
AutoNation, Inc.(a)	139,740	4,927,232
Bed Bath & Beyond, Inc.	335,210	5,608,063
Dick’s Sporting Goods, Inc.	179,110	6,996,037
Five Below, Inc.(a)	135,390	16,294,187
Michaels Companies, Inc. (The)(a)	218,260	3,086,196
Murphy U.S.A., Inc.(a)	72,810	5,662,434
Sally Beauty Holdings, Inc.(a)	291,730	5,271,561
Signet Jewelers Ltd.	126,050	3,543,266
Urban Outfitters, Inc.(a)	182,960	5,644,316
Williams-Sonoma, Inc.	194,628	11,319,564
Total		85,741,678
Textiles, Apparel & Luxury Goods 0.8%
Carter’s, Inc.	111,332	10,848,190
Deckers Outdoor Corp.(a)	70,712	10,461,840
Skechers U.S.A., Inc., Class A(a)	325,080	10,932,441
Total		32,242,471
Total Consumer Discretionary		498,633,801
Consumer Staples 2.8%
Beverages 0.2%
Boston Beer Co., Inc. (The), Class A(a)	20,890	6,529,378
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.5%
Casey’s General Stores, Inc.	88,880	11,975,691
Sprouts Farmers Market, Inc.(a)	309,840	7,225,469
Total		19,201,160
Food Products 1.6%
Flowers Foods, Inc.	445,511	9,119,610
Hain Celestial Group, Inc. (The)(a)	217,310	4,274,488
Ingredion, Inc.	161,456	14,926,607
Lancaster Colony Corp.	47,395	7,430,114
Post Holdings, Inc.(a)	161,911	16,495,493
Sanderson Farms, Inc.	48,800	5,621,760
Tootsie Roll Industries, Inc.	45,009	1,673,885
TreeHouse Foods, Inc.(a)	135,970	8,237,062
Total		67,779,019
Household Products 0.2%
Energizer Holdings, Inc.	154,693	7,097,315
Personal Products 0.3%
Edgewell Personal Care Co.(a)	131,223	5,821,052
Nu Skin Enterprises, Inc., Class A	134,880	8,107,637
Total		13,928,689
Total Consumer Staples		114,535,561
Energy 3.6%
Energy Equipment & Services 1.2%
Apergy Corp.(a)	187,800	7,883,844
Core Laboratories NV	107,360	6,958,002
Diamond Offshore Drilling, Inc.(a)	156,840	1,497,822
Ensco PLC, Class A	1,061,340	4,351,494
McDermott International, Inc.(a)	438,480	3,718,311
Oceaneering International, Inc.(a)	239,256	3,696,505
Patterson-UTI Energy, Inc.	527,913	7,000,126
Rowan Companies PLC, Class A(a)	308,540	3,489,587
Transocean Ltd.(a)	1,228,500	10,036,845
Total		48,632,536
Oil, Gas & Consumable Fuels 2.4%
Callon Petroleum Co.(a)	552,600	4,227,390
Chesapeake Energy Corp.(a)	2,534,460	7,502,002
CNX Resources Corp.(a)	494,370	5,240,322
EQT Corp.	617,780	11,194,174

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mid Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Equitrans Midstream Corp.	493,920	8,712,749
Matador Resources Co.(a)	251,400	4,676,040
Murphy Oil Corp.	394,990	11,415,211
Oasis Petroleum, Inc.(a)	649,490	3,630,649
PBF Energy, Inc., Class A	291,110	9,044,788
QEP Resources, Inc.(a)	574,920	4,461,379
Range Resources Corp.	502,840	5,380,388
SM Energy Co.	250,519	4,093,480
Southwestern Energy Co.(a)	1,411,430	5,970,349
World Fuel Services Corp.	163,250	4,520,392
WPX Energy, Inc.(a)	959,300	11,837,762
Total		101,907,075
Total Energy		150,539,611
Financials 16.6%
Banks 7.7%
Associated Banc-Corp.	402,539	9,371,108
BancorpSouth Bank	220,240	7,177,622
Bank of Hawaii Corp.	101,386	8,336,971
Bank OZK	293,530	9,627,784
Cathay General Bancorp	187,025	7,264,051
Chemical Financial Corp.	173,480	7,950,588
Commerce Bancshares, Inc.	241,046	15,169,025
Cullen/Frost Bankers, Inc.	155,269	16,098,290
East West Bancorp, Inc.	351,987	19,222,010
First Horizon National Corp.	786,580	12,294,245
FNB Corp.	787,440	9,638,266
Fulton Financial Corp.	427,585	7,345,910
Hancock Whitney Corp.	206,791	9,032,631
Home Bancshares, Inc.	386,310	7,525,319
International Bancshares Corp.	133,322	5,442,204
MB Financial, Inc.	204,540	9,259,526
PacWest Bancorp	295,680	12,128,794
Pinnacle Financial Partners, Inc.	177,780	10,433,908
Prosperity Bancshares, Inc.	161,105	11,994,267
Signature Bank	129,621	17,597,347
Sterling Bancorp	544,940	11,078,630
Synovus Financial Corp.	402,535	15,972,589
TCF Financial Corp.	405,029	9,275,164
Texas Capital Bancshares, Inc.(a)	121,850	7,436,506
Common Stocks (continued)
Issuer	Shares	Value ($)
Trustmark Corp.	162,900	5,779,692
UMB Financial Corp.	109,000	7,500,290
Umpqua Holdings Corp.	534,780	9,722,300
United Bankshares, Inc.	250,550	9,618,614
Valley National Bancorp	804,911	8,499,860
Webster Financial Corp.	223,965	12,860,070
Wintrust Financial Corp.	136,930	10,087,633
Total		320,741,214
Capital Markets 3.0%
Eaton Vance Corp.	282,952	11,841,541
Evercore, Inc., Class A	98,270	9,050,667
Factset Research Systems, Inc.	92,364	21,721,242
Federated Investors, Inc., Class B	231,810	6,896,347
Interactive Brokers Group, Inc., Class A	182,320	10,069,534
Janus Henderson Group PLC	405,137	9,925,856
Legg Mason, Inc.	207,670	6,074,348
MarketAxess Holdings, Inc.	91,280	22,261,366
SEI Investments Co.	317,245	16,734,674
Stifel Financial Corp.	174,860	9,517,630
Total		124,093,205
Consumer Finance 0.6%
Green Dot Corp., Class A(a)	115,170	7,434,224
Navient Corp.	557,480	6,812,406
SLM Corp.(a)	1,057,850	11,689,242
Total		25,935,872
Insurance 4.7%
Alleghany Corp.	36,028	23,164,563
American Financial Group, Inc.	171,207	17,062,490
Brown & Brown, Inc.	569,516	16,869,064
CNO Financial Group, Inc.	399,790	6,808,424
First American Financial Corp.	271,435	13,786,184
Genworth Financial, Inc., Class A(a)	1,215,910	4,705,572
Hanover Insurance Group, Inc. (The)	102,790	12,202,201
Kemper Corp.	147,781	12,280,601
Mercury General Corp.	65,841	3,487,598
Old Republic International Corp.	690,766	14,409,379
Primerica, Inc.	104,255	13,036,045
Reinsurance Group of America, Inc.	152,429	22,024,466

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
RenaissanceRe Holdings Ltd.	97,770	14,377,078
WR Berkley Corp.	234,263	19,598,442
Total		193,812,107
Thrifts & Mortgage Finance 0.6%
LendingTree, Inc.(a)	18,070	5,763,426
New York Community Bancorp, Inc.	1,190,624	14,894,706
Washington Federal, Inc.	197,889	6,071,235
Total		26,729,367
Total Financials		691,311,765
Health Care 9.3%
Biotechnology 0.9%
Exelixis, Inc.(a)	725,980	16,254,692
Ligand Pharmaceuticals, Inc.(a)	51,610	6,403,769
United Therapeutics Corp.(a)	105,838	13,366,281
Total		36,024,742
Health Care Equipment & Supplies 3.6%
Avanos Medical, Inc.(a)	115,160	5,421,733
Cantel Medical Corp.	88,140	6,480,053
Globus Medical, Inc., Class A(a)	184,590	8,987,687
Haemonetics Corp.(a)	125,500	10,902,185
Hill-Rom Holdings, Inc.	163,374	17,325,813
ICU Medical, Inc.(a)	40,300	9,904,128
Inogen, Inc.(a)	42,850	4,604,661
Integra LifeSciences Holdings Corp.(a)	171,670	9,457,300
LivaNova PLC(a)	118,210	11,017,172
Masimo Corp.(a)	118,390	15,542,239
NuVasive, Inc.(a)	124,860	7,354,254
STERIS PLC	205,178	24,818,331
West Pharmaceutical Services, Inc.	179,880	18,842,430
Total		150,657,986
Health Care Providers & Services 2.2%
Acadia Healthcare Co., Inc.(a)	214,300	5,633,947
Amedisys, Inc.(a)	70,300	8,738,290
Chemed Corp.	38,880	12,810,960
Encompass Health Corp.	240,210	15,166,859
HealthEquity, Inc.(a)	131,800	10,607,264
Mednax, Inc.(a)	217,122	7,145,485
Molina Healthcare, Inc.(a)	151,490	20,395,099
Common Stocks (continued)
Issuer	Shares	Value ($)
Patterson Companies, Inc.	200,590	4,523,305
Tenet Healthcare Corp.(a)	201,590	5,761,442
Total		90,782,651
Health Care Technology 0.4%
Allscripts Healthcare Solutions, Inc.(a)	424,233	4,547,778
Medidata Solutions, Inc.(a)	148,580	11,146,471
Total		15,694,249
Life Sciences Tools & Services 1.6%
Bio-Rad Laboratories, Inc., Class A(a)	48,891	13,244,572
Bio-Techne Corp.	91,701	17,780,824
Charles River Laboratories International, Inc.(a)	116,788	16,603,750
Pra Health Sciences, Inc.(a)	141,990	15,190,090
Syneos Health, Inc.(a)	147,880	6,176,948
Total		68,996,184
Pharmaceuticals 0.6%
Catalent, Inc.(a)	352,980	15,255,795
Mallinckrodt PLC(a)	202,300	5,049,408
Prestige Consumer Healthcare, Inc.(a)	125,630	3,675,934
Total		23,981,137
Total Health Care		386,136,949
Industrials 14.8%
Aerospace & Defense 1.0%
Curtiss-Wright Corp.	106,330	13,109,426
Esterline Technologies Corp.(a)	64,503	7,853,240
Teledyne Technologies, Inc.(a)	87,610	20,679,464
Total		41,642,130
Airlines 0.3%
JetBlue Airways Corp.(a)	740,066	12,359,102
Building Products 0.7%
Lennox International, Inc.	88,032	21,589,848
Resideo Technologies, Inc.(a)	298,580	7,673,506
Total		29,263,354
Commercial Services & Supplies 1.5%
Brink’s Co. (The)	122,900	9,699,268
Clean Harbors, Inc.(a)	123,750	8,415,000
Deluxe Corp.	112,442	5,231,926
Healthcare Services Group, Inc.	179,190	6,841,474
Herman Miller, Inc.	144,079	5,284,818

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mid Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
HNI Corp.	106,405	4,110,425
MSA Safety, Inc.	84,996	8,787,737
Pitney Bowes, Inc.	455,570	3,275,548
Stericycle, Inc.(a)	206,780	9,218,253
Total		60,864,449
Construction & Engineering 1.2%
AECOM (a)	379,645	11,753,809
Dycom Industries, Inc.(a)	75,990	3,425,629
EMCOR Group, Inc.	139,760	10,080,889
Granite Construction, Inc.	113,872	5,301,880
KBR, Inc.	342,077	6,759,442
MasTec, Inc.(a)	154,750	6,682,105
Valmont Industries, Inc.	53,631	7,325,458
Total		51,329,212
Electrical Equipment 1.3%
Acuity Brands, Inc.	97,340	12,665,881
EnerSys	102,340	7,554,739
Hubbell, Inc.	132,835	15,681,171
nVent Electric PLC	396,460	10,894,721
Regal Beloit Corp.	104,754	8,774,195
Total		55,570,707
Industrial Conglomerates 0.4%
Carlisle Companies, Inc.	144,584	17,795,399
Machinery 4.8%
AGCO Corp.	159,671	10,790,566
Crane Co.	122,695	10,376,316
Donaldson Co., Inc.	310,535	16,020,501
Graco, Inc.	404,136	18,978,227
IDEX Corp.	186,263	26,840,498
ITT, Inc.	212,702	12,285,667
Kennametal, Inc.	199,356	7,513,728
Lincoln Electric Holdings, Inc.	156,485	13,523,434
Nordson Corp.	127,076	17,251,838
Oshkosh Corp.	174,570	13,583,292
Terex Corp.	157,475	5,289,585
Timken Co. (The)	167,965	7,288,001
Toro Co. (The)	255,430	17,517,389
Common Stocks (continued)
Issuer	Shares	Value ($)
Trinity Industries, Inc.	355,236	8,316,075
Woodward, Inc.	135,017	13,007,538
Total		198,582,655
Marine 0.2%
Kirby Corp.(a)	130,828	9,710,054
Professional Services 0.8%
ASGN, Inc.(a)	127,420	8,207,122
Insperity, Inc.	92,380	11,664,823
ManpowerGroup, Inc.	150,137	12,649,042
Total		32,520,987
Road & Rail 1.8%
Avis Budget Group, Inc.(a)	157,760	5,650,963
Genesee & Wyoming, Inc., Class A(a)	141,784	11,626,288
Knight-Swift Transportation Holdings, Inc.	305,140	10,261,858
Landstar System, Inc.	99,828	10,849,307
Old Dominion Freight Line, Inc.	158,800	23,942,276
Ryder System, Inc.	128,910	8,013,046
Werner Enterprises, Inc.	107,184	3,701,064
Total		74,044,802
Trading Companies & Distributors 0.8%
GATX Corp.	91,298	7,258,191
MSC Industrial Direct Co., Inc., Class A	110,250	9,306,202
NOW, Inc.(a)	263,260	3,798,842
Watsco, Inc.	77,983	11,220,974
Total		31,584,209
Total Industrials		615,267,060
Information Technology 16.3%
Communications Equipment 1.5%
Arris International PLC(a)	396,820	12,571,258
Ciena Corp.(a)	344,732	14,706,267
InterDigital, Inc.	82,174	5,729,993
Lumentum Holdings, Inc.(a)	178,820	8,896,295
Netscout Systems, Inc.(a)	169,810	4,647,700
Plantronics, Inc.	80,219	4,030,203
Viasat, Inc.(a)	136,150	10,286,132
Total		60,867,848

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 4.2%
Arrow Electronics, Inc.(a)	211,666	16,869,780
Avnet, Inc.	270,070	11,745,344
Belden, Inc.	97,870	6,047,387
Cognex Corp.	418,110	22,327,074
Coherent, Inc.(a)	59,200	7,878,336
Jabil, Inc.	349,090	9,914,156
Littelfuse, Inc.	61,080	11,793,937
National Instruments Corp.	273,336	12,775,725
SYNNEX Corp.	100,620	9,872,835
Tech Data Corp.(a)	90,614	9,262,563
Trimble Navigation Ltd.(a)	609,818	24,398,818
Vishay Intertechnology, Inc.	320,798	7,031,892
Zebra Technologies Corp., Class A(a)	130,645	26,195,629
Total		176,113,476
IT Services 3.0%
CACI International, Inc., Class A(a)	60,340	10,997,568
CoreLogic, Inc.(a)	195,617	7,173,275
Leidos Holdings, Inc.	363,642	23,487,637
Live Ramp Holdings, Inc.(a)	165,153	8,876,974
MAXIMUS, Inc.	155,720	11,006,290
Perspecta, Inc.	343,440	7,246,584
Sabre Corp.	668,500	14,994,455
Science Applications International Corp.	123,584	9,231,725
Teradata Corp.(a)	287,010	13,882,674
WEX, Inc.(a)	104,657	18,635,225
Total		125,532,407
Semiconductors & Semiconductor Equipment 3.4%
Cirrus Logic, Inc.(a)	145,310	5,831,290
Cree, Inc.(a)	249,028	13,549,614
Cypress Semiconductor Corp.	878,872	13,560,995
First Solar, Inc.(a)	183,240	9,629,262
Integrated Device Technology, Inc.(a)	313,321	15,142,804
MKS Instruments, Inc.	131,090	10,863,428
Monolithic Power Systems, Inc.	94,740	12,705,581
Silicon Laboratories, Inc.(a)	104,772	8,488,628
Synaptics, Inc.(a)	84,060	3,519,592
Teradyne, Inc.	435,250	17,771,258
Common Stocks (continued)
Issuer	Shares	Value ($)
Universal Display Corp.	102,930	15,361,273
Versum Materials, Inc.	264,750	12,972,750
Total		139,396,475
Software 4.0%
ACI Worldwide, Inc.(a)	281,618	8,975,166
Blackbaud, Inc.	117,930	9,108,913
CDK Global, Inc.	312,680	18,138,567
CommVault Systems, Inc.(a)	94,415	6,362,627
Covetrus, Inc.(a)	232,080	8,303,822
Fair Isaac Corp.(a)	70,302	17,422,242
j2 Global, Inc.	113,690	9,664,787
LogMeIn, Inc.	124,230	9,868,831
Manhattan Associates, Inc.(a)	158,750	8,691,562
PTC, Inc.(a)	259,340	24,071,939
Tyler Technologies, Inc.(a)	94,270	19,305,553
Ultimate Software Group, Inc. (The)(a)	75,930	25,170,795
Total		165,084,804
Technology Hardware, Storage & Peripherals 0.2%
NCR Corp.(a)	287,010	8,042,020
Total Information Technology		675,037,030
Materials 6.7%
Chemicals 2.6%
Ashland Global Holdings, Inc.	151,730	11,740,867
Cabot Corp.	145,759	6,833,182
Chemours Co. LLC (The)	415,420	15,798,423
Minerals Technologies, Inc.	85,615	5,068,408
NewMarket Corp.	21,603	9,483,717
Olin Corp.	405,103	10,475,964
PolyOne Corp.	193,810	6,322,082
RPM International, Inc.	322,261	18,649,244
Scotts Miracle-Gro Co. (The), Class A	95,377	7,811,376
Sensient Technologies Corp.	102,650	6,641,455
Valvoline, Inc.	456,887	8,584,907
Total		107,409,625
Construction Materials 0.2%
Eagle Materials, Inc.	113,850	8,702,694

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mid Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 1.4%
AptarGroup, Inc.	152,522	15,516,063
Bemis Co., Inc.	221,000	11,690,900
Greif, Inc., Class A	62,993	2,532,318
Owens-Illinois, Inc.	385,340	7,675,973
Silgan Holdings, Inc.	188,020	5,322,846
Sonoco Products Co.	242,356	14,029,989
Total		56,768,089
Metals & Mining 2.1%
Allegheny Technologies, Inc.(a)	305,180	8,737,303
Carpenter Technology Corp.	115,022	5,399,133
Commercial Metals Co.	285,622	4,727,044
Compass Minerals International, Inc.	82,194	4,305,322
Reliance Steel & Aluminum Co.	171,021	15,263,624
Royal Gold, Inc.	159,065	14,062,937
Steel Dynamics, Inc.	557,389	20,801,758
United States Steel Corp.	430,440	9,646,160
Worthington Industries, Inc.	97,690	3,840,194
Total		86,783,475
Paper & Forest Products 0.4%
Domtar Corp.	152,736	7,775,790
Louisiana-Pacific Corp.	342,797	8,662,480
Total		16,438,270
Total Materials		276,102,153
Real Estate 9.6%
Equity Real Estate Investment Trusts (REITS) 9.1%
Alexander & Baldwin, Inc.	164,399	3,769,669
American Campus Communities, Inc.	332,733	14,992,949
Brixmor Property Group, Inc.	727,980	12,710,531
Camden Property Trust	226,147	22,182,759
CoreCivic, Inc.	288,175	6,103,547
Coresite Realty Corp.	89,110	9,111,497
Corporate Office Properties Trust	264,321	6,869,703
Cousins Properties, Inc.	1,020,760	9,717,635
CyrusOne, Inc.	256,980	12,807,883
Douglas Emmett, Inc.	392,010	15,131,586
EPR Properties	180,500	13,263,140
First Industrial Realty Trust, Inc.	306,690	10,280,249
Common Stocks (continued)
Issuer	Shares	Value ($)
GEO Group, Inc. (The)	295,735	6,719,099
Healthcare Realty Trust, Inc.	304,090	9,624,448
Highwoods Properties, Inc.	251,284	11,636,962
Hospitality Properties Trust	399,293	10,808,862
JBG SMITH Properties	264,240	10,646,230
Kilroy Realty Corp.	244,625	18,031,309
Lamar Advertising Co., Class A	206,599	16,025,884
Liberty Property Trust	358,931	16,988,204
Life Storage, Inc.	113,150	11,043,440
Mack-Cali Realty Corp.	219,308	4,607,661
Medical Properties Trust, Inc.	886,130	16,154,150
National Retail Properties, Inc.	386,418	20,132,378
Omega Healthcare Investors, Inc.	487,320	17,494,788
Pebblebrook Hotel Trust	310,843	9,950,084
PotlatchDeltic Corp.	164,075	5,905,059
Rayonier, Inc.	314,365	9,264,337
Sabra Health Care REIT, Inc.	432,899	7,844,130
Senior Housing Properties Trust	577,245	7,475,323
Tanger Factory Outlet Centers, Inc.	228,020	4,922,952
Taubman Centers, Inc.	148,279	7,915,133
Uniti Group, Inc.	434,594	4,189,486
Urban Edge Properties	277,550	5,390,021
Weingarten Realty Investors	289,777	8,348,475
Total		378,059,563
Real Estate Management & Development 0.5%
Jones Lang LaSalle, Inc.	110,648	18,270,198
Realogy Holdings Corp.	286,900	3,901,840
Total		22,172,038
Total Real Estate		400,231,601
Utilities 4.4%
Electric Utilities 1.5%
Allete, Inc.	124,870	10,120,713
Hawaiian Electric Industries, Inc.	264,376	10,120,313
IDACORP, Inc.	122,359	12,041,349
OGE Energy Corp.	484,978	20,621,265
PNM Resources, Inc.	193,410	8,448,149
Total		61,351,789

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 1.8%
National Fuel Gas Co.	208,735	12,563,760
New Jersey Resources Corp.	214,900	10,401,160
ONE Gas, Inc.	127,540	11,025,833
Southwest Gas Holdings, Inc.	128,690	10,544,858
Spire, Inc.	123,600	9,803,952
UGI Corp.	422,131	23,174,992
Total		77,514,555
Multi-Utilities 0.7%
Black Hills Corp.	131,062	9,302,781
MDU Resources Group, Inc.	475,966	12,575,022
NorthWestern Corp.	122,190	8,374,902
Total		30,252,705
Water Utilities 0.4%
Aqua America, Inc.	432,068	15,528,524
Total Utilities		184,647,573
Total Common Stocks (Cost $2,887,924,440)		4,095,744,783

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.523%(b),(c)	53,663,946	53,658,579
Total Money Market Funds (Cost $53,658,579)		53,658,579
Total Investments in Securities (Cost: $2,941,583,019)		4,149,403,362
Other Assets & Liabilities, Net		4,551,353
Net Assets		4,153,954,715

At February 28, 2019, securities and/or cash totaling $2,632,200 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P Mid 400 E-mini	321	03/2019	USD	61,336,680	4,223,453	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.523%
	66,343,121	773,513,831	(786,193,006)	53,663,946	1,805	4,776	1,250,018	53,658,579
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mid Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	103,301,679	—	—	—	103,301,679
Consumer Discretionary	498,633,801	—	—	—	498,633,801
Consumer Staples	114,535,561	—	—	—	114,535,561
Energy	150,539,611	—	—	—	150,539,611
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Financials	691,311,765	—	—	—	691,311,765
Health Care	386,136,949	—	—	—	386,136,949
Industrials	615,267,060	—	—	—	615,267,060
Information Technology	675,037,030	—	—	—	675,037,030
Materials	276,102,153	—	—	—	276,102,153
Real Estate	400,231,601	—	—	—	400,231,601
Utilities	184,647,573	—	—	—	184,647,573
Total Common Stocks	4,095,744,783	—	—	—	4,095,744,783
Money Market Funds	—	—	—	53,658,579	53,658,579
Total Investments in Securities	4,095,744,783	—	—	53,658,579	4,149,403,362
Investments in Derivatives
Asset
Futures Contracts	4,223,453	—	—	—	4,223,453
Total	4,099,968,236	—	—	53,658,579	4,153,626,815
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mid Cap Index Fund | Annual Report 2019

Statement of Assets and Liabilities
February 28, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,887,924,440)	$4,095,744,783
Affiliated issuers (cost $53,658,579)	53,658,579
Margin deposits on:
Futures contracts	2,632,200
Receivable for:
Capital shares sold	4,129,007
Dividends	4,381,067
Expense reimbursement due from Investment Manager	13,605
Prepaid expenses	7,343
Total assets	4,160,566,584
Liabilities
Payable for:
Capital shares purchased	5,431,762
Variation margin for futures contracts	260,010
Management services fees	22,865
Distribution and/or service fees	9,300
Transfer agent fees	549,438
Compensation of board members	203,948
Compensation of chief compliance officer	46
Other expenses	134,500
Total liabilities	6,611,869
Net assets applicable to outstanding capital stock	$4,153,954,715
Represented by
Paid in capital	2,896,781,352
Total distributable earnings (loss) (Note 2)	1,257,173,363
Total - representing net assets applicable to outstanding capital stock	$4,153,954,715
Class A
Net assets	$1,351,152,789
Shares outstanding	87,342,559
Net asset value per share	$15.47
Institutional Class
Net assets	$1,979,350,335
Shares outstanding	128,588,708
Net asset value per share	$15.39
Institutional 2 Class
Net assets	$798,385,644
Shares outstanding	50,762,125
Net asset value per share	$15.73
Institutional 3 Class
Net assets	$25,065,947
Shares outstanding	1,658,624
Net asset value per share	$15.11
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2019	17

Statement of Operations
Year Ended February 28, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$68,858,872
Dividends — affiliated issuers	1,250,018
Foreign taxes withheld	(38,135)
Total income	70,070,755
Expenses:
Management services fees	9,168,522
Distribution and/or service fees
Class A	3,678,296
Transfer agent fees
Class A	1,710,633
Institutional Class	2,548,804
Institutional 2 Class	547,865
Institutional 3 Class	2,024
Compensation of board members	68,284
Custodian fees	41,386
Printing and postage fees	191,426
Registration fees	133,017
Licensing fees and expenses	62,393
Audit fees	31,551
Legal fees	46,885
Compensation of chief compliance officer	976
Other	77,602
Total expenses	18,309,664
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(5,462,764)
Expense reduction	(81)
Total net expenses	12,846,819
Net investment income	57,223,936
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	374,682,367
Investments — affiliated issuers	1,805
Futures contracts	(553,522)
Net realized gain	374,130,650
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(285,409,855)
Investments — affiliated issuers	4,776
Futures contracts	4,336,004
Net change in unrealized appreciation (depreciation)	(281,069,075)
Net realized and unrealized gain	93,061,575
Net increase in net assets resulting from operations	$150,285,511
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mid Cap Index Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended February 28, 2019	Year Ended February 28, 2018 (a)
Operations
Net investment income	$57,223,936	$56,593,482
Net realized gain	374,130,650	322,793,734
Net change in unrealized appreciation (depreciation)	(281,069,075)	37,669,977
Net increase in net assets resulting from operations	150,285,511	417,057,193
Distributions to shareholders
Net investment income and net realized gains
Class A	(112,473,667)
Institutional Class	(171,180,770)
Institutional 2 Class	(74,829,346)
Institutional 3 Class	(1,466,207)
Net investment income
Class A		(15,689,626)
Institutional Class		(27,906,013)
Institutional 2 Class		(10,229,259)
Institutional 3 Class		(10,432)
Net realized gains
Class A		(101,046,210)
Institutional Class		(144,173,204)
Institutional 2 Class		(52,614,863)
Institutional 3 Class		(49,389)
Total distributions to shareholders (Note 2)	(359,949,990)	(351,718,996)
Increase (decrease) in net assets from capital stock activity	(310,371,005)	149,916,889
Total increase (decrease) in net assets	(520,035,484)	215,255,086
Net assets at beginning of year	4,673,990,199	4,458,735,113
Net assets at end of year	$4,153,954,715	$4,673,990,199
Undistributed net investment income	$5,433,491	$2,696,844

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2019	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2019		February 28, 2018 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	24,120,775	384,645,440	30,229,566	492,204,396
Distributions reinvested	6,162,434	91,963,935	5,878,106	95,515,430
Redemptions	(37,890,405)	(608,338,512)	(40,965,908)	(670,689,221)
Net decrease	(7,607,196)	(131,729,137)	(4,858,236)	(82,969,395)
Class I
Redemptions	—	—	(168)	(2,642)
Net decrease	—	—	(168)	(2,642)
Institutional Class
Subscriptions	27,366,724	432,869,133	31,487,247	508,737,176
Distributions reinvested	7,916,559	117,549,063	7,367,419	119,147,381
Redemptions	(44,471,861)	(707,216,715)	(32,997,927)	(539,648,808)
Net increase (decrease)	(9,188,578)	(156,798,519)	5,856,739	88,235,749
Institutional 2 Class
Subscriptions	18,580,954	306,142,993	19,974,966	332,757,167
Distributions reinvested	4,279,226	64,820,342	3,421,061	56,445,214
Redemptions	(26,235,382)	(410,732,294)	(15,190,965)	(252,812,032)
Net increase (decrease)	(3,375,202)	(39,768,959)	8,205,062	136,390,349
Institutional 3 Class
Subscriptions	1,296,683	20,300,162	526,581	8,560,137
Distributions reinvested	95,922	1,387,369	3,745	59,622
Redemptions	(242,668)	(3,761,921)	(21,639)	(356,931)
Net increase	1,149,937	17,925,610	508,687	8,262,828
Total net increase (decrease)	(19,021,039)	(310,371,005)	9,712,084	149,916,889

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mid Cap Index Fund | Annual Report 2019

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Columbia Mid Cap Index Fund | Annual Report 2019	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2019	$16.25	0.18	0.36	0.54	(0.17)	(1.15)	(1.32)
Year Ended 2/28/2018	$16.05	0.17	1.26	1.43	(0.16)	(1.07)	(1.23)
Year Ended 2/28/2017	$13.23	0.16	3.87	4.03	(0.17)	(1.04)	(1.21)
Year Ended 2/29/2016	$16.14	0.16	(1.71)	(1.55)	(0.16)	(1.20)	(1.36)
Year Ended 2/28/2015	$15.49	0.15	1.44	1.59	(0.14)	(0.80)	(0.94)
Institutional Class
Year Ended 2/28/2019	$16.18	0.22	0.35	0.57	(0.21)	(1.15)	(1.36)
Year Ended 2/28/2018	$15.99	0.21	1.25	1.46	(0.20)	(1.07)	(1.27)
Year Ended 2/28/2017	$13.18	0.20	3.85	4.05	(0.20)	(1.04)	(1.24)
Year Ended 2/29/2016	$16.09	0.20	(1.71)	(1.51)	(0.20)	(1.20)	(1.40)
Year Ended 2/28/2015	$15.43	0.19	1.45	1.64	(0.18)	(0.80)	(0.98)
Institutional 2 Class
Year Ended 2/28/2019	$16.50	0.22	0.37	0.59	(0.21)	(1.15)	(1.36)
Year Ended 2/28/2018	$16.28	0.22	1.27	1.49	(0.20)	(1.07)	(1.27)
Year Ended 2/28/2017	$13.41	0.20	3.91	4.11	(0.20)	(1.04)	(1.24)
Year Ended 2/29/2016	$16.34	0.20	(1.73)	(1.53)	(0.20)	(1.20)	(1.40)
Year Ended 2/28/2015	$15.66	0.19	1.47	1.66	(0.18)	(0.80)	(0.98)
Institutional 3 Class
Year Ended 2/28/2019	$15.91	0.22	0.34	0.56	(0.21)	(1.15)	(1.36)
Year Ended 2/28/2018(d)	$16.00	0.21	0.97	1.18	(0.20)	(1.07)	(1.27)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mid Cap Index Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2019	$15.47	3.66%	0.58%	0.45% (c)	1.08%	17%	$1,351,153
Year Ended 2/28/2018	$16.25	8.99%	0.58%	0.45% (c)	1.05%	23%	$1,543,057
Year Ended 2/28/2017	$16.05	31.10%	0.61%	0.45% (c)	1.07%	18%	$1,602,086
Year Ended 2/29/2016	$13.23	(10.37%)	0.66%	0.45% (c)	1.05%	20%	$1,044,589
Year Ended 2/28/2015	$16.14	10.58%	0.66%	0.45% (c)	0.96%	13%	$1,067,529
Institutional Class
Year Ended 2/28/2019	$15.39	3.89%	0.33%	0.20% (c)	1.33%	17%	$1,979,350
Year Ended 2/28/2018	$16.18	9.22%	0.33%	0.20% (c)	1.30%	23%	$2,229,366
Year Ended 2/28/2017	$15.99	31.45%	0.37%	0.20% (c)	1.32%	18%	$2,108,834
Year Ended 2/29/2016	$13.18	(10.18%)	0.41%	0.20% (c)	1.29%	20%	$1,736,596
Year Ended 2/28/2015	$16.09	10.95%	0.41%	0.20% (c)	1.20%	13%	$2,299,318
Institutional 2 Class
Year Ended 2/28/2019	$15.73	3.94%	0.27%	0.20%	1.33%	17%	$798,386
Year Ended 2/28/2018	$16.50	9.24%	0.28%	0.20%	1.30%	23%	$893,473
Year Ended 2/28/2017	$16.28	31.35%	0.27%	0.20%	1.32%	18%	$747,812
Year Ended 2/29/2016	$13.41	(10.14%)	0.26%	0.20%	1.29%	20%	$506,524
Year Ended 2/28/2015	$16.34	10.92%	0.26%	0.20%	1.21%	13%	$618,948
Institutional 3 Class
Year Ended 2/28/2019	$15.11	3.89%	0.23%	0.20%	1.38%	17%	$25,066
Year Ended 2/28/2018(d)	$15.91	7.47%	0.22%	0.20%	1.33%	23%	$8,094
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2019	23

Notes to Financial Statements
February 28, 2019
Note 1. Organization
Columbia Mid Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange
24	Columbia Mid Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund
Columbia Mid Cap Index Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
February 28, 2019
may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
26	Columbia Mid Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	4,223,453*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(553,522)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	4,336,004
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	92,400,223

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2019.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia Mid Cap Index Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
February 28, 2019
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
28	Columbia Mid Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Mid Cap Index Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
February 28, 2019
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2019, these minimum account balance fees reduced total expenses of the Fund by $81.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2019
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
30	Columbia Mid Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, post-October capital losses, trustees’ deferred compensation, distribution reclassifications and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(3,446,365)	(41,296,649)	44,743,014
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2019			Year Ended February 28, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
65,783,290	294,166,700	359,949,990	55,884,572	295,834,424	351,718,996
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
5,632,578	76,384,967	—	1,192,780,851
At February 28, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,960,845,964	1,439,406,995	(246,626,144)	1,192,780,851
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2019.
Columbia Mid Cap Index Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
February 28, 2019
Late year ordinary losses ($)	Post-October capital losses ($)
—	17,425,946
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $749,515,425 and $1,344,398,852, respectively, for the year ended February 28, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 28, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 28, 2019.
32	Columbia Mid Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Note 9. Significant risks
Shareholder concentration risk
At February 28, 2019, one unaffiliated shareholder of record owned 21.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Mid Cap Index Fund | Annual Report 2019	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Mid Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Mid Cap Index Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
75.75%	74.42%	$394,427,753
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Mid Cap Index Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
36	Columbia Mid Cap Index Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Mid Cap Index Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
38	Columbia Mid Cap Index Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Mid Cap Index Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
40	Columbia Mid Cap Index Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Mid Cap Index Fund | Annual Report 2019	41

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
42	Columbia Mid Cap Index Fund | Annual Report 2019

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Columbia Mid Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN196_02_J01_(04/19)

Annual Report
February 28, 2019
Columbia Select Mid Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Mid Cap Value Fund   |  Annual Report 2019

Columbia Select Mid Cap Value Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Select Mid Cap Value Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since May 2018
David Hoffman
Portfolio Manager
Managed Fund since 2004
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/20/01	3.57	5.76	15.29
	Including sales charges		-2.38	4.52	14.61
Advisor Class*		11/08/12	3.79	6.02	15.48
Class C	Excluding sales charges	11/20/01	2.78	4.96	14.43
	Including sales charges		2.02	4.96	14.43
Institutional Class		11/20/01	3.84	6.04	15.59
Institutional 2 Class*		11/08/12	3.99	6.16	15.58
Institutional 3 Class*		07/15/09	4.02	6.21	15.72
Class R		01/23/06	3.34	5.51	15.01
Russell Midcap Value Index			2.63	7.44	17.31
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select Mid Cap Value Fund | Annual Report 2019

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2009 — February 28, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2019)
FMC Corp.	3.4
Voya Financial, Inc.	3.1
ProLogis, Inc.	2.9
Lincoln National Corp.	2.9
Ameren Corp.	2.9
AMETEK, Inc.	2.8
Pinnacle West Capital Corp.	2.8
SL Green Realty Corp.	2.8
Hartford Financial Services Group, Inc. (The)	2.7
CMS Energy Corp.	2.7
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2019)
Common Stocks	98.2
Money Market Funds	1.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2019)
Consumer Discretionary	8.5
Consumer Staples	5.7
Energy	7.4
Financials	17.9
Health Care	7.7
Industrials	12.2
Information Technology	10.5
Materials	7.1
Real Estate	10.3
Utilities	12.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select Mid Cap Value Fund | Annual Report 2019	3

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2019, the Fund’s Class A shares returned 3.57% excluding sales charges. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 2.63% for the same time period. Strong security selection aided relative results.
Stocks advanced despite year-end sell-off
Investors kicked off the 12-month period ended February 28, 2019 with soaring optimism. Positive global economic conditions, broad corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The pace of economic growth averaged more than 3.0% as the labor markets added an average of 209,000 jobs per month, wages increased on the order of 3.0% and manufacturing activity remained solid. Unemployment rose modestly in December and January, but even that was a net positive as it reflected an increase in the number of Americans seeking employment. Weak job creation in February drove unemployment back down to 3.8%.
As 2018 progressed, the rosy global outlook dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the U.K.’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (the Fed) rattled investors when it raised the target range of its key short-term interest rate (the federal funds rate) to 2.25%-2.50%, which was the fourth such increase of the year. However, the Fed maintained this rate in its January 2019 meeting and announced that it would be patient moving forward.
As uncertainties rose late in 2018, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter of 2018 and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. However, stocks rebounded early in 2019 as a patient Fed and hopes for progress on the trade front inspired confidence. The S&P 500 Index, a broad measure of U.S. stock returns, gained 4.68% for the 12-month period, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.17%.
Contributors and detractors
Strong security selection, especially within the industrials, information technology, health care and consumer discretionary sectors, lifted the Fund’s return above the benchmark.
Real estate investment trust Welltower was the Fund’s top individual performer. The company invests mostly in senior housing, assisted living facilities and medical office buildings. Welltower reported strong quarterly profits throughout the year, driven, in part, by a higher acquisition pace. Power and utilities company AES was another top-performing name. AES shares rose as investors appreciated their consistent execution and progress in the renewables business. The utilities sector as a whole also weathered the fourth quarter 2018 stock market sell-off better than others, as investors shifted toward more defensive names. Within technology, First Data was a notable outperformer for the Fund. Shares in the credit card processing firm jumped early in the period after reporting quarterly results that beat expectations, driven by organic revenue growth and margin expansion. At the end of the period, the firm announced that it would be acquired by Fiserv at a substantial premium. We continued to hold all of these top contributors at the end of the period.
Security selection in the energy sector and an underweight in real estate detracted from relative returns. (Sector allocations are a function of bottom-up stock selection.) Within energy, oil and gas producers Noble Energy and WPX Energy sold off significantly alongside the steep drop in oil prices in the fourth quarter of 2018. Within financials, insurance company Lincoln National was a notable detractor from performance. The company reported modest quarterly results at the beginning of the period, hurt by weaker results in its annuities business. The firm was also hurt by the broader based sell-off in insurance names in December. These positions were still held at the end of the period.
Strategic positioning
During the period, the portfolio underwent a significant change in positioning. In May 2018, we transitioned the Fund from a broadly diversified portfolio of 70 to 135 holdings to a more concentrated, high conviction strategy that targets 30 to 50 stocks. This resulted in substantial turnover in the portfolio.
4	Columbia Select Mid Cap Value Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
At period’s end
At the end of the period, the Fund was overweight in the energy, information technology and utilities sectors and meaningfully underweight in real estate and communication services. These weights, relative to the benchmark, are byproducts of our bottom-up stock selection process. Most important, we continue to look for companies that we believe are trading at attractive valuations and that have identifiable catalysts with the potential to accelerate earnings and change investor perception. In doing so, we believe we have the potential to generate attractive returns for our shareholders.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Select Mid Cap Value Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2018 — February 28, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	980.40	1,018.99	5.75	5.86	1.17
Advisor Class	1,000.00	1,000.00	980.60	1,020.23	4.52	4.61	0.92
Class C	1,000.00	1,000.00	976.00	1,015.27	9.41	9.59	1.92
Institutional Class	1,000.00	1,000.00	981.80	1,020.23	4.52	4.61	0.92
Institutional 2 Class	1,000.00	1,000.00	982.10	1,020.88	3.88	3.96	0.79
Institutional 3 Class	1,000.00	1,000.00	982.60	1,021.08	3.69	3.76	0.75
Class R	1,000.00	1,000.00	979.10	1,017.75	6.97	7.10	1.42
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Select Mid Cap Value Fund | Annual Report 2019

Portfolio of Investments
February 28, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.2%
Issuer	Shares	Value ($)
Consumer Discretionary 8.4%
Hotels, Restaurants & Leisure 2.6%
Royal Caribbean Cruises Ltd.	349,670	41,428,901
Internet & Direct Marketing Retail 1.0%
Expedia Group, Inc.	129,031	15,910,813
Multiline Retail 2.5%
Dollar Tree, Inc.(a)	399,325	38,466,977
Textiles, Apparel & Luxury Goods 2.3%
Ralph Lauren Corp.	283,316	35,462,664
Total Consumer Discretionary		131,269,355
Consumer Staples 5.6%
Food & Staples Retailing 3.5%
Kroger Co. (The)	1,097,285	32,183,369
U.S. Foods Holding Corp.(a)	666,815	23,498,561
Total		55,681,930
Food Products 2.1%
Tyson Foods, Inc., Class A	526,525	32,465,531
Total Consumer Staples		88,147,461
Energy 7.3%
Energy Equipment & Services 1.5%
TechnipFMC PLC	1,070,900	23,870,361
Oil, Gas & Consumable Fuels 5.8%
Marathon Petroleum Corp.	506,075	31,381,710
Noble Energy, Inc.	1,249,265	27,671,220
WPX Energy, Inc.(a)	2,496,270	30,803,972
Total		89,856,902
Total Energy		113,727,263
Financials 17.6%
Banks 7.6%
Comerica, Inc.	294,575	25,660,428
Popular, Inc.	619,835	34,946,297
Regions Financial Corp.	1,311,465	21,508,026
SunTrust Banks, Inc.	568,390	36,871,460
Total		118,986,211
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.5%
Northern Trust Corp.	252,300	23,514,360
Diversified Financial Services 3.0%
Voya Financial, Inc.	939,700	47,520,629
Insurance 5.5%
Hartford Financial Services Group, Inc. (The)	845,563	41,736,990
Lincoln National Corp.	711,505	44,483,292
Total		86,220,282
Total Financials		276,241,482
Health Care 7.6%
Health Care Equipment & Supplies 2.4%
Zimmer Biomet Holdings, Inc.	296,665	36,822,060
Health Care Providers & Services 3.0%
Quest Diagnostics, Inc.	296,685	25,678,087
WellCare Health Plans, Inc.(a)	84,250	21,364,115
Total		47,042,202
Life Sciences Tools & Services 2.2%
Agilent Technologies, Inc.	441,365	35,062,035
Total Health Care		118,926,297
Industrials 12.0%
Aerospace & Defense 2.5%
L3 Technologies, Inc.	185,291	39,235,369
Airlines 2.1%
United Continental Holdings, Inc.(a)	376,880	33,093,833
Electrical Equipment 2.8%
AMETEK, Inc.	548,380	43,640,080
Machinery 2.6%
Ingersoll-Rand PLC	389,673	41,133,882
Road & Rail 2.0%
Norfolk Southern Corp.	174,795	31,340,744
Total Industrials		188,443,908
Information Technology 10.3%
Communications Equipment 2.2%
Motorola Solutions, Inc.	244,610	35,008,583
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 4.0%
DXC Technology Co.	401,190	26,422,374
First Data Corp., Class A(a)	1,417,230	35,629,162
Total		62,051,536
Semiconductors & Semiconductor Equipment 4.1%
Marvell Technology Group Ltd.	1,305,875	26,052,206
Teradyne, Inc.	932,650	38,080,100
Total		64,132,306
Total Information Technology		161,192,425
Materials 6.9%
Chemicals 5.7%
Eastman Chemical Co.	466,900	38,607,961
FMC Corp.	579,230	51,841,085
Total		90,449,046
Metals & Mining 1.2%
Freeport-McMoRan, Inc.	1,438,760	18,560,004
Total Materials		109,009,050
Real Estate 10.1%
Equity Real Estate Investment Trusts (REITS) 10.1%
ProLogis, Inc.	646,700	45,307,802
SL Green Realty Corp.	467,550	42,416,136
Taubman Centers, Inc.	582,300	31,083,174
Welltower, Inc.	529,840	39,372,410
Total		158,179,522
Total Real Estate		158,179,522
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 12.4%
Electric Utilities 4.6%
Edison International	485,780	29,093,364
Pinnacle West Capital Corp.	462,700	43,373,498
Total		72,466,862
Independent Power and Renewable Electricity Producers 2.3%
AES Corp. (The)	2,131,425	36,724,453
Multi-Utilities 5.5%
Ameren Corp.	616,525	43,921,241
CMS Energy Corp.	766,750	41,711,200
Total		85,632,441
Total Utilities		194,823,756
Total Common Stocks (Cost $1,351,630,531)		1,539,960,519

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.523%(b),(c)	28,820,048	28,817,166
Total Money Market Funds (Cost $28,817,166)		28,817,166
Total Investments in Securities (Cost: $1,380,447,697)		1,568,777,685
Other Assets & Liabilities, Net		(436,264)
Net Assets		1,568,341,421

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.523%
	106,406,169	386,678,328	(464,264,449)	28,820,048	(3,169)	5,268	533,346	28,817,166
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Mid Cap Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	131,269,355	—	—	—	131,269,355
Consumer Staples	88,147,461	—	—	—	88,147,461
Energy	113,727,263	—	—	—	113,727,263
Financials	276,241,482	—	—	—	276,241,482
Health Care	118,926,297	—	—	—	118,926,297
Industrials	188,443,908	—	—	—	188,443,908
Information Technology	161,192,425	—	—	—	161,192,425
Materials	109,009,050	—	—	—	109,009,050
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	158,179,522	—	—	—	158,179,522
Utilities	194,823,756	—	—	—	194,823,756
Total Common Stocks	1,539,960,519	—	—	—	1,539,960,519
Money Market Funds	—	—	—	28,817,166	28,817,166
Total Investments in Securities	1,539,960,519	—	—	28,817,166	1,568,777,685
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Mid Cap Value Fund | Annual Report 2019

Statement of Assets and Liabilities
February 28, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,351,630,531)	$1,539,960,519
Affiliated issuers (cost $28,817,166)	28,817,166
Receivable for:
Capital shares sold	502,668
Dividends	1,694,488
Expense reimbursement due from Investment Manager	1,847
Prepaid expenses	3,555
Total assets	1,570,980,243
Liabilities
Payable for:
Capital shares purchased	1,953,865
Management services fees	33,013
Distribution and/or service fees	4,955
Transfer agent fees	349,921
Compensation of board members	199,658
Compensation of chief compliance officer	10
Other expenses	97,400
Total liabilities	2,638,822
Net assets applicable to outstanding capital stock	$1,568,341,421
Represented by
Paid in capital	1,392,377,587
Total distributable earnings (loss) (Note 2)	175,963,834
Total - representing net assets applicable to outstanding capital stock	$1,568,341,421
Class A
Net assets	$575,861,310
Shares outstanding	55,692,607
Net asset value per share	$10.34
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.97
Advisor Class
Net assets	$21,856,866
Shares outstanding	2,032,366
Net asset value per share	$10.75
Class C
Net assets	$20,763,406
Shares outstanding	2,231,742
Net asset value per share	$9.30
Institutional Class
Net assets	$694,941,465
Shares outstanding	66,965,092
Net asset value per share	$10.38
Institutional 2 Class
Net assets	$70,379,015
Shares outstanding	6,541,906
Net asset value per share	$10.76
Institutional 3 Class
Net assets	$153,442,108
Shares outstanding	14,842,078
Net asset value per share	$10.34
Class R
Net assets	$31,097,251
Shares outstanding	3,023,331
Net asset value per share	$10.29
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2019	11

Statement of Operations
Year Ended February 28, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$30,945,151
Dividends — affiliated issuers	533,346
Foreign taxes withheld	(65,916)
Total income	31,412,581
Expenses:
Management services fees	13,627,822
Distribution and/or service fees
Class A	1,597,785
Class C	403,608
Class R	182,940
Class T	356
Transfer agent fees
Class A	1,144,305
Advisor Class	95,662
Class C	71,990
Institutional Class	1,371,661
Institutional 2 Class	39,451
Institutional 3 Class	16,023
Class R	65,506
Class T	253
Compensation of board members	29,143
Custodian fees	13,911
Printing and postage fees	133,146
Registration fees	135,569
Audit fees	33,551
Legal fees	22,563
Compensation of chief compliance officer	393
Other	38,284
Total expenses	19,023,922
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(586,542)
Expense reduction	(4,243)
Total net expenses	18,433,137
Net investment income	12,979,444
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	293,476,781
Investments — affiliated issuers	(3,169)
Net realized gain	293,473,612
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(249,292,335)
Investments — affiliated issuers	5,268
Net change in unrealized appreciation (depreciation)	(249,287,067)
Net realized and unrealized gain	44,186,545
Net increase in net assets resulting from operations	$57,165,989
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Mid Cap Value Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended February 28, 2019	Year Ended February 28, 2018
Operations
Net investment income	$12,979,444	$25,361,398
Net realized gain	293,473,612	437,844,555
Net change in unrealized appreciation (depreciation)	(249,287,067)	(306,813,587)
Net increase in net assets resulting from operations	57,165,989	156,392,366
Distributions to shareholders
Net investment income and net realized gains
Class A	(154,997,509)
Advisor Class	(9,252,914)
Class C	(8,753,910)
Institutional Class	(186,659,217)
Institutional 2 Class	(13,122,849)
Institutional 3 Class	(48,940,519)
Class R	(8,636,973)
Class T	(41,228)
Net investment income
Class A		(7,552,387)
Advisor Class		(1,308,429)
Class C		(299,583)
Class I		(6)
Institutional Class		(12,805,263)
Institutional 2 Class		(1,285,687)
Institutional 3 Class		(3,310,571)
Class K		(69)
Class R		(326,013)
Class T		(2,257)
Net realized gains
Class A		(137,570,241)
Advisor Class		(19,646,312)
Class B		(8,081)
Class C		(14,499,351)
Institutional Class		(174,658,034)
Institutional 2 Class		(17,739,322)
Institutional 3 Class		(39,964,378)
Class K		(1,119)
Class R		(8,031,098)
Class T		(41,228)
Total distributions to shareholders (Note 2)	(430,405,119)	(439,049,429)
Decrease in net assets from capital stock activity	(90,838,369)	(420,288,939)
Total decrease in net assets	(464,077,499)	(702,946,002)
Net assets at beginning of year	2,032,418,920	2,735,364,922
Net assets at end of year	$1,568,341,421	$2,032,418,920
Undistributed net investment income	$1,929,553	$885,230
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2019	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2019		February 28, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,845,468	82,321,052	5,069,265	74,585,314
Distributions reinvested	14,110,115	143,170,441	9,610,610	132,872,226
Redemptions	(17,454,758)	(205,393,415)	(20,860,587)	(304,071,879)
Net increase (decrease)	3,500,825	20,098,078	(6,180,712)	(96,614,339)
Advisor Class
Subscriptions	1,063,773	13,560,981	1,604,294	24,521,589
Distributions reinvested	820,904	9,120,135	1,475,406	20,949,282
Redemptions	(4,944,600)	(61,448,614)	(4,759,582)	(68,979,923)
Net decrease	(3,059,923)	(38,767,498)	(1,679,882)	(23,509,052)
Class B
Subscriptions	—	—	12	182
Distributions reinvested	—	—	560	7,802
Redemptions	—	—	(60,709)	(852,301)
Net decrease	—	—	(60,137)	(844,317)
Class C
Subscriptions	196,327	2,057,701	229,455	3,138,395
Distributions reinvested	839,232	8,239,279	1,099,539	14,110,112
Redemptions	(4,470,813)	(52,052,375)	(2,620,392)	(36,375,300)
Net decrease	(3,435,254)	(41,755,395)	(1,291,398)	(19,126,793)
Class I
Redemptions	—	—	(173)	(2,582)
Net decrease	—	—	(173)	(2,582)
Institutional Class
Subscriptions	5,320,887	63,037,043	9,375,692	139,120,550
Distributions reinvested	16,850,564	172,232,428	11,914,694	166,038,931
Redemptions	(18,143,253)	(216,878,671)	(51,689,892)	(761,779,408)
Net increase (decrease)	4,028,198	18,390,800	(30,399,506)	(456,619,927)
Institutional 2 Class
Subscriptions	3,890,214	41,231,272	2,835,773	42,964,137
Distributions reinvested	1,216,107	13,115,217	1,341,289	19,022,140
Redemptions	(4,573,681)	(58,493,418)	(3,868,617)	(56,613,191)
Net increase (decrease)	532,640	(4,146,929)	308,445	5,373,086
Institutional 3 Class
Subscriptions	3,232,831	39,389,706	33,155,698	488,006,984
Distributions reinvested	2,758,688	28,294,838	1,667,152	22,951,278
Redemptions	(9,172,108)	(109,531,841)	(21,987,128)	(333,341,504)
Net increase (decrease)	(3,180,589)	(41,847,297)	12,835,722	177,616,758
Class K
Distributions reinvested	—	—	50	690
Redemptions	(456)	(6,275)	—	—
Net increase (decrease)	(456)	(6,275)	50	690
Class R
Subscriptions	555,228	6,591,157	588,066	8,566,534
Distributions reinvested	807,129	8,188,648	570,457	7,855,856
Redemptions	(1,462,863)	(17,412,415)	(1,564,861)	(22,957,949)
Net decrease	(100,506)	(2,632,610)	(406,338)	(6,535,559)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Mid Cap Value Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2019		February 28, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	—	—	107	1,453
Distributions reinvested	4,003	40,739	3,115	43,038
Redemptions	(20,899)	(211,982)	(4,822)	(71,395)
Net decrease	(16,896)	(171,243)	(1,600)	(26,904)
Total net decrease	(1,731,961)	(90,838,369)	(26,875,529)	(420,288,939)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2019	$13.27	0.07	0.18	0.25	(0.07)	(3.11)	(3.18)
Year Ended 2/28/2018	$15.19	0.13	0.80	0.93	(0.14)	(2.71)	(2.85)
Year Ended 2/28/2017	$12.88	0.11	3.35	3.46	(0.11)	(1.04)	(1.15)
Year Ended 2/29/2016	$17.18	0.06	(2.03)	(1.97)	(0.05)	(2.28)	(2.33)
Year Ended 2/28/2015	$18.64	0.07	1.44	1.51	(0.07)	(2.90)	(2.97)
Advisor Class
Year Ended 2/28/2019	$13.67	0.10	0.19	0.29	(0.10)	(3.11)	(3.21)
Year Ended 2/28/2018	$15.57	0.17	0.82	0.99	(0.18)	(2.71)	(2.89)
Year Ended 2/28/2017	$13.18	0.15	3.42	3.57	(0.14)	(1.04)	(1.18)
Year Ended 2/29/2016	$17.52	0.10	(2.07)	(1.97)	(0.09)	(2.28)	(2.37)
Year Ended 2/28/2015	$18.95	0.12	1.47	1.59	(0.12)	(2.90)	(3.02)
Class C
Year Ended 2/28/2019	$12.29	(0.02)	0.14	0.12	—	(3.11)	(3.11)
Year Ended 2/28/2018	$14.29	0.01	0.75	0.76	(0.05)	(2.71)	(2.76)
Year Ended 2/28/2017	$12.20	0.00 (d)	3.17	3.17	(0.04)	(1.04)	(1.08)
Year Ended 2/29/2016	$16.47	(0.06)	(1.93)	(1.99)	—	(2.28)	(2.28)
Year Ended 2/28/2015	$18.05	(0.06)	1.40	1.34	(0.02)	(2.90)	(2.92)
Institutional Class
Year Ended 2/28/2019	$13.31	0.10	0.18	0.28	(0.10)	(3.11)	(3.21)
Year Ended 2/28/2018	$15.23	0.18	0.79	0.97	(0.18)	(2.71)	(2.89)
Year Ended 2/28/2017	$12.91	0.15	3.35	3.50	(0.14)	(1.04)	(1.18)
Year Ended 2/29/2016	$17.21	0.10	(2.03)	(1.93)	(0.09)	(2.28)	(2.37)
Year Ended 2/28/2015	$18.67	0.12	1.44	1.56	(0.12)	(2.90)	(3.02)
Institutional 2 Class
Year Ended 2/28/2019	$13.67	0.11	0.20	0.31	(0.11)	(3.11)	(3.22)
Year Ended 2/28/2018	$15.57	0.18	0.83	1.01	(0.20)	(2.71)	(2.91)
Year Ended 2/28/2017	$13.18	0.17	3.42	3.59	(0.16)	(1.04)	(1.20)
Year Ended 2/29/2016	$17.52	0.12	(2.07)	(1.95)	(0.11)	(2.28)	(2.39)
Year Ended 2/28/2015	$18.96	0.15	1.45	1.60	(0.14)	(2.90)	(3.04)
Institutional 3 Class
Year Ended 2/28/2019	$13.27	0.12	0.18	0.30	(0.12)	(3.11)	(3.23)
Year Ended 2/28/2018	$15.20	0.14	0.84	0.98	(0.20)	(2.71)	(2.91)
Year Ended 2/28/2017	$12.89	0.17	3.35	3.52	(0.17)	(1.04)	(1.21)
Year Ended 2/29/2016	$17.19	0.13	(2.03)	(1.90)	(0.12)	(2.28)	(2.40)
Year Ended 2/28/2015	$18.65	0.16	1.43	1.59	(0.15)	(2.90)	(3.05)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Mid Cap Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2019	$10.34	3.57%	1.20%	1.17% (c)	0.57%	79%	$575,861
Year Ended 2/28/2018	$13.27	5.96%	1.18%	1.18% (c)	0.86%	59%	$692,641
Year Ended 2/28/2017	$15.19	27.41%	1.17%	1.17% (c)	0.78%	33%	$886,910
Year Ended 2/29/2016	$12.88	(12.77%)	1.18%	1.18% (c)	0.37%	47%	$837,676
Year Ended 2/28/2015	$17.18	8.50%	1.16%	1.16% (c)	0.39%	25%	$1,112,701
Advisor Class
Year Ended 2/28/2019	$10.75	3.79%	0.95%	0.92% (c)	0.78%	79%	$21,857
Year Ended 2/28/2018	$13.67	6.20%	0.93%	0.92% (c)	1.10%	59%	$69,624
Year Ended 2/28/2017	$15.57	27.70%	0.93%	0.93% (c)	1.02%	33%	$105,459
Year Ended 2/29/2016	$13.18	(12.53%)	0.94%	0.94% (c)	0.64%	47%	$63,910
Year Ended 2/28/2015	$17.52	8.79%	0.92%	0.92% (c)	0.68%	25%	$33,559
Class C
Year Ended 2/28/2019	$9.30	2.78%	1.95%	1.92% (c)	(0.20%)	79%	$20,763
Year Ended 2/28/2018	$12.29	5.09%	1.93%	1.92% (c)	0.10%	59%	$69,670
Year Ended 2/28/2017	$14.29	26.48%	1.92%	1.92% (c)	0.03%	33%	$99,413
Year Ended 2/29/2016	$12.20	(13.42%)	1.93%	1.93% (c)	(0.38%)	47%	$99,372
Year Ended 2/28/2015	$16.47	7.73%	1.91%	1.91% (c)	(0.36%)	25%	$138,393
Institutional Class
Year Ended 2/28/2019	$10.38	3.84%	0.95%	0.92% (c)	0.82%	79%	$694,941
Year Ended 2/28/2018	$13.31	6.21%	0.93%	0.93% (c)	1.20%	59%	$837,610
Year Ended 2/28/2017	$15.23	27.74%	0.93%	0.93% (c)	1.02%	33%	$1,421,365
Year Ended 2/29/2016	$12.91	(12.51%)	0.93%	0.93% (c)	0.61%	47%	$1,450,834
Year Ended 2/28/2015	$17.21	8.76%	0.91%	0.91% (c)	0.64%	25%	$2,334,328
Institutional 2 Class
Year Ended 2/28/2019	$10.76	3.99%	0.83%	0.80%	0.89%	79%	$70,379
Year Ended 2/28/2018	$13.67	6.33%	0.82%	0.82%	1.17%	59%	$82,174
Year Ended 2/28/2017	$15.57	27.86%	0.80%	0.80%	1.15%	33%	$88,789
Year Ended 2/29/2016	$13.18	(12.40%)	0.79%	0.79%	0.76%	47%	$58,924
Year Ended 2/28/2015	$17.52	8.87%	0.78%	0.78%	0.84%	25%	$72,152
Institutional 3 Class
Year Ended 2/28/2019	$10.34	4.02%	0.78%	0.76%	0.97%	79%	$153,442
Year Ended 2/28/2018	$13.27	6.34%	0.77%	0.77%	0.98%	59%	$239,180
Year Ended 2/28/2017	$15.20	27.94%	0.75%	0.75%	1.19%	33%	$78,828
Year Ended 2/29/2016	$12.89	(12.35%)	0.74%	0.74%	0.81%	47%	$44,147
Year Ended 2/28/2015	$17.19	8.97%	0.73%	0.73%	0.88%	25%	$27,860
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2019	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/28/2019	$13.22	0.04	0.18	0.22	(0.04)	(3.11)	(3.15)
Year Ended 2/28/2018	$15.14	0.09	0.80	0.89	(0.10)	(2.71)	(2.81)
Year Ended 2/28/2017	$12.84	0.08	3.33	3.41	(0.07)	(1.04)	(1.11)
Year Ended 2/29/2016	$17.14	0.02	(2.03)	(2.01)	(0.01)	(2.28)	(2.29)
Year Ended 2/28/2015	$18.61	0.03	1.44	1.47	(0.04)	(2.90)	(2.94)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Mid Cap Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/28/2019	$10.29	3.34%	1.45%	1.42% (c)	0.32%	79%	$31,097
Year Ended 2/28/2018	$13.22	5.71%	1.43%	1.42% (c)	0.61%	59%	$41,290
Year Ended 2/28/2017	$15.14	27.10%	1.42%	1.42% (c)	0.54%	33%	$53,457
Year Ended 2/29/2016	$12.84	(13.02%)	1.43%	1.43% (c)	0.11%	47%	$52,550
Year Ended 2/28/2015	$17.14	8.25%	1.41%	1.41% (c)	0.15%	25%	$77,556
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2019	19

Notes to Financial Statements
February 28, 2019
Note 1. Organization
Columbia Select Mid Cap Value Fund (formerly known as Columbia Mid Cap Value Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Effective July 1, 2018, Columbia Mid Cap Value Fund was renamed Columbia Select Mid Cap Value Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
20	Columbia Select Mid Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Select Mid Cap Value Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
February 28, 2019
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
22	Columbia Select Mid Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2019 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their
Columbia Select Mid Cap Value Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
February 28, 2019
compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended February 28, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $24,194,826 and $35,130,326, respectively. The sale transactions resulted in a net realized gain of $5,895,609.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.18
Class C	0.18
Institutional Class	0.18
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.18
Class T	0.14 (a)

(a)	Unannualized.
24	Columbia Select Mid Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2019, these minimum account balance fees reduced total expenses of the Fund by $4,243.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a service fee or distribution fee for Class T shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2019, if any, are listed below:
Amount ($)
Class A	98,620
Class C	567
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2018 through June 30, 2019	Prior to July 1, 2018
Class A	1.17%	1.17%
Advisor Class	0.92	0.92
Class C	1.92	1.92
Institutional Class	0.92	0.92
Institutional 2 Class	0.79	0.855
Institutional 3 Class	0.75	0.805
Class R	1.42	1.42
Columbia Select Mid Cap Value Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
February 28, 2019
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, post-October capital losses and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2019			Year Ended February 28, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
51,537,238	378,867,881	430,405,119	44,835,583	394,213,846	439,049,429
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,126,969	2,870,473	—	188,005,851
At February 28, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,380,771,834	254,478,037	(66,472,186)	188,005,851
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	16,842,043
26	Columbia Select Mid Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,397,098,563 and $1,840,214,519, respectively, for the year ended February 28, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 28, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 28, 2019.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Select Mid Cap Value Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
February 28, 2019
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Select Mid Cap Value Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Mid Cap Value Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Mid Cap Value Fund | Annual Report 2019	29

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
64.74%	60.91%	$296,492,549
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
30	Columbia Select Mid Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Select Mid Cap Value Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
32	Columbia Select Mid Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Select Mid Cap Value Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Select Mid Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Columbia Select Mid Cap Value Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Select Mid Cap Value Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Mid Cap Value Fund | Annual Report 2019	37

Columbia Select Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN197_02_J01_(04/19)

Annual Report
February 28, 2019
Columbia Small Cap Index Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Small Cap Index Fund   |  Annual Report 2019

Columbia Small Cap Index Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Small Cap Index Fund (the Fund) seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) SmallCap 600 Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Vadim Shteyn
Portfolio Manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2019)
	Inception	1 Year	5 Years	10 Years
Class A	10/15/96	6.70	8.81	17.79
Institutional Class	10/15/96	6.99	9.09	18.08
Institutional 2 Class*	11/08/12	7.01	9.09	17.98
Institutional 3 Class*	03/01/17	6.99	8.94	17.85
S&P SmallCap 600 Index		7.20	9.34	18.32
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Small Cap Index Fund | Annual Report 2019

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2009 — February 28, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2019)
iShares Core S&P Small-Cap ETF	0.9
Ingevity Corp.	0.6
Trex Co., Inc.	0.6
First Financial Bankshares, Inc.	0.6
Selective Insurance Group, Inc.	0.5
FirstCash, Inc.	0.5
EastGroup Properties, Inc.	0.5
Glacier Bancorp, Inc.	0.5
Semtech Corp.	0.5
Darling Ingredients, Inc.	0.5
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2019)
Common Stocks	97.2
Exchange-Traded Funds	0.9
Money Market Funds	1.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2019)
Communication Services	2.1
Consumer Discretionary	13.8
Consumer Staples	3.5
Energy	3.8
Financials	18.5
Health Care	11.2
Industrials	18.8
Information Technology	14.9
Materials	4.7
Real Estate	6.8
Utilities	1.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Small Cap Index Fund | Annual Report 2019	3

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2019, the Fund’s Class A shares returned 6.70%. The Fund closely tracked its benchmark, the unmanaged S&P Small Cap 600 Index, which returned 7.20% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. equity markets posted gains despite tumult, tariffs and trade wars
The 12 months ended February 28, 2019 proved to be tumultuous. Stock markets got off to a mixed start at the beginning of the period, as fears of a global trade war sparked by tariffs the U.S. Administration levied on steel, aluminum and other goods weighed on returns. Worries about retaliation, primarily from China, added to anxiety over the possibility of interest rates and inflation rising faster than most expected. Small cap stocks fared better than large cap stocks during this time, as domestically-oriented small cap stocks were more insulated from global news headlines and geopolitical events. Despite these persistent headwinds, strong U.S. economic data and healthy corporate earnings growth drove stocks higher during the second and third quarters of 2018, with several major U.S. equity indices reaching record highs in the third quarter.
This course reversed sharply in the fourth quarter of 2018 when equity markets began selling off in earnest in October. The sell-off was attributed to worries surrounding the pace of interest rate hikes, exacerbated by the U.S. President’s criticisms of the Federal Reserve’s (the Fed) plan, fears of slowing U.S. economic growth, persistent concerns about U.S.-China trade relations and Washington, D.C.-centric political squabbles. Against this backdrop, U.S. equity markets logged their worst December since the Great Depression, with small cap equities in particular being hit hard amid investors’ flight to relative safety.
The period ended on a positive note, as U.S. equity markets rebounded strongly in the first two months of 2019. Though many issues continued without resolution, investors shrugged off worries about the global economic slowdown and trade conflict. Consensus expectations for a U.S.-China trade deal and a seemingly market-friendlier Fed also helped drive returns. Corporate earnings reports fueled positive investor sentiment, too, as did speculation that equity prices may have already reflected much, if not most, of the bad news. With the rally at the start of 2019, the S&P 500 Index ended the period up 4.68%. Small cap stocks outperformed large cap stocks, as the S& P Small Cap 600 Index climbed 7.20% for the same period.
S&P Small Cap 600 Index saw greatest gains in traditionally defensive sectors
Nine of the eleven sectors of the S&P Small Cap 600 Index posted a positive return during the 12 months ended February 28, 2019. In terms of total return, communication services, real estate and consumer staples, each traditionally considered a defensive sector, were the best relative performers. On the basis of impact, which takes weightings and total returns into account, health care, information technology and financials were the biggest contributors to the Index’s return. The top performing industries for the period on the basis of total return were entertainment; health care technology; personal products; interactive media and services; and distributors.
Conversely, energy, materials and industrials, each considered a more economically-sensitive cyclical sector, were the weakest performers on the basis of total return. Energy, materials and utilities were the weakest sectors on the basis of impact. The worst performing industries for the period on the basis of total return were multiline retail; construction materials; Internet and direct marketing retail; oil, gas and consumable fuels; and automobiles.
Top individual contributors within the S&P Small Cap 600 Index during the period included internet-based health insurance company eHealth, rent-to-own merchandise store operator Rent-a-Center, medical device developer and manufacturer Tactile Systems Technology, ambulatory outpatient management solutions provider BioTelemetry and alternate-site health care services provider Amedisys. Top detractors were helicopter transportation services provider to the offshore oil and gas industry Bristow Group, coal mining company Cloud Peak Energy, women’s apparel and accessories retailer Francesca’s Holdings, non-catastrophic and customized reinsurance company Maiden Holdings and downhole equipment and specialty chemicals manufacturer for the oilfield services industry Flotek Industries.
Industrials remained the largest sector by weighting in the S&P Small Cap 600 Index as of February 28, 2019, with a weighting of 18.83%. As always, each sector and stock in the S&P Small Cap 600 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
4	Columbia Small Cap Index Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Index additions and deletions drove Fund portfolio changes
During the period, there were 73 additions and 73 deletions to the Index and the Fund’s portfolio. Among those stocks added to the Index and Fund were New York Mortgage Trust, Finisar, FormFactor, Avon Products, Dean Foods, Diebold Nixdorf, GameStop, Office Depot, Ambac Financial Group, Cooper Tire & Rubber, Endo International, Unisys, Chefs’ Warehouse, Nabors Industries, Gulfport Energy and Dril-Quip. Deletions included LendingTree, ICU Medical, Nektar Therapeutics, Evercore, Five Below, Chemed, Capella Education, WWE, FTD, Perry Ellis International, Ligand Pharmaceuticals, Flotek Industries, Fred’s, Analogic, Penn National Gaming and Amedisys.
We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P Small Cap 600 Index.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund’s net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Small Cap Index Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2018 — February 28, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	891.20	1,022.56	2.11	2.26	0.45
Institutional Class	1,000.00	1,000.00	892.60	1,023.80	0.94	1.00	0.20
Institutional 2 Class	1,000.00	1,000.00	892.50	1,023.80	0.94	1.00	0.20
Institutional 3 Class	1,000.00	1,000.00	892.50	1,023.80	0.94	1.00	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Small Cap Index Fund | Annual Report 2019

Portfolio of Investments
February 28, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.0%
Issuer	Shares	Value ($)
Communication Services 2.0%
Diversified Telecommunication Services 1.1%
ATN International, Inc.	59,414	3,334,908
Cincinnati Bell, Inc.(a)	274,562	2,663,251
Cogent Communications Holdings, Inc.	228,910	11,150,206
Consolidated Communications Holdings, Inc.	389,960	3,872,303
Frontier Communications Corp.	577,670	1,761,894
Iridium Communications, Inc.(a)	530,140	11,286,681
Vonage Holdings Corp.(a)	1,206,330	12,401,072
Total		46,470,315
Entertainment 0.1%
Marcus Corp. (The)	117,823	4,994,517
Interactive Media & Services 0.2%
Care.com, Inc.(a)	144,740	3,646,001
QuinStreet, Inc.(a)	210,419	2,817,510
Total		6,463,511
Media 0.6%
EW Scripps Co. (The), Class A	308,494	6,524,648
Gannett Co., Inc.	619,050	7,267,647
New Media Investment Group, Inc.	297,002	3,956,067
Scholastic Corp.	151,880	6,426,043
TechTarget, Inc.(a)	121,070	2,007,340
Total		26,181,745
Wireless Telecommunication Services 0.0%
Spok Holdings, Inc.	99,029	1,367,590
Total Communication Services		85,477,678
Consumer Discretionary 13.4%
Auto Components 2.0%
American Axle & Manufacturing Holdings, Inc.(a)	611,350	9,842,735
Cooper Tire & Rubber Co.	274,040	8,758,318
Cooper-Standard Holding, Inc.(a)	90,470	5,438,152
Dorman Products, Inc.(a)	159,155	12,875,639
Fox Factory Holding Corp.(a)	207,910	13,177,336
Garrett Motion, Inc.(a)	405,100	6,781,374
Gentherm, Inc.(a)	190,950	7,828,950
LCI Industries	138,017	11,245,625
Common Stocks (continued)
Issuer	Shares	Value ($)
Motorcar Parts of America, Inc.(a)	103,530	2,142,036
Standard Motor Products, Inc.	110,489	5,447,108
Superior Industries International, Inc.	125,974	779,779
Total		84,317,052
Automobiles 0.1%
Winnebago Industries, Inc.	158,810	5,181,970
Distributors 0.2%
Core-Mark Holding Co., Inc.	250,140	7,881,911
Diversified Consumer Services 0.6%
American Public Education, Inc.(a)	89,884	2,904,152
Career Education Corp.(a)	381,798	6,345,483
Regis Corp.(a)	165,190	2,988,287
Strategic Education, Inc.	118,816	15,538,756
Total		27,776,678
Hotels, Restaurants & Leisure 1.7%
Belmond Ltd., Class A(a)	490,390	12,186,191
BJ’s Restaurants, Inc.	116,532	5,574,891
Chuy’s Holdings, Inc.(a)	92,770	2,075,265
Dave & Buster’s Entertainment, Inc.	212,520	10,908,652
Dine Brands Global, Inc.	96,941	9,616,547
El Pollo Loco Holdings, Inc.(a)	121,870	1,843,893
Fiesta Restaurant Group, Inc.(a)	128,290	1,933,330
Monarch Casino & Resort, Inc.(a)	64,635	2,834,245
Red Robin Gourmet Burgers, Inc.(a)	71,024	2,159,840
Ruth’s Hospitality Group, Inc.	156,818	3,986,314
Shake Shack, Inc., Class A(a)	141,460	7,800,104
Wingstop, Inc.	160,340	10,680,247
Total		71,599,519
Household Durables 2.0%
Cavco Industries, Inc.(a)	46,810	6,479,908
Ethan Allen Interiors, Inc.	135,232	2,715,459
Installed Building Products, Inc.(a)	119,630	5,218,261
iRobot Corp.(a)	151,535	18,950,967
La-Z-Boy, Inc.	256,317	8,819,868
LGI Homes, Inc.(a)	101,950	6,025,245
M/I Homes, Inc.(a)	152,833	3,979,771
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
MDC Holdings, Inc.	267,710	7,720,737
Meritage Homes Corp.(a)	205,611	9,016,042
TopBuild Corp.(a)	193,660	11,522,770
Universal Electronics, Inc.(a)	75,559	2,522,915
William Lyon Homes, Inc., Class A(a)	180,270	2,550,821
Total		85,522,764
Internet & Direct Marketing Retail 0.7%
Liquidity Services, Inc.(a)	144,830	999,327
Nutrisystem, Inc.	161,032	6,969,465
PetMed Express, Inc.	113,148	2,608,061
Shutterfly, Inc.(a)	183,920	8,241,455
Shutterstock, Inc.	101,630	4,708,518
Stamps.com, Inc.(a)	93,130	8,753,289
Total		32,280,115
Leisure Products 0.4%
Callaway Golf Co.	486,175	8,367,072
Nautilus, Inc.(a)	163,020	1,064,521
Sturm Ruger & Co., Inc.	95,550	5,441,572
Vista Outdoor, Inc.(a)	315,120	2,807,719
Total		17,680,884
Multiline Retail 0.1%
JCPenney Co., Inc.(a)	1,726,180	2,623,794
Specialty Retail 4.0%
Abercrombie & Fitch Co., Class A	360,360	7,909,902
Asbury Automotive Group, Inc.(a)	107,280	7,701,631
Ascena Retail Group, Inc.(a)	950,910	2,111,020
Barnes & Noble Education, Inc.(a)	200,433	1,380,983
Barnes & Noble, Inc.	312,360	1,967,868
Buckle, Inc. (The)	155,601	2,985,983
Caleres, Inc.	236,424	7,352,786
Cato Corp. (The), Class A	125,035	1,968,051
Chico’s FAS, Inc.	688,150	4,018,796
Children’s Place, Inc. (The)	88,631	8,469,578
Conn’s, Inc.(a)	133,430	3,147,614
DSW, Inc., Class A	373,300	11,053,413
Express, Inc.(a)	375,060	1,950,312
GameStop Corp., Class A	557,960	6,528,132
Genesco, Inc.(a)	110,512	5,334,414
Common Stocks (continued)
Issuer	Shares	Value ($)
Group 1 Automotive, Inc.	99,695	6,199,035
Guess?, Inc.	310,470	6,951,423
Haverty Furniture Companies, Inc.	103,866	2,530,176
Hibbett Sports, Inc.(a)	101,553	1,882,793
Kirkland’s, Inc.(a)	81,314	949,748
Lithia Motors, Inc., Class A	123,302	11,130,472
Lumber Liquidators Holdings, Inc.(a)	156,638	1,849,895
MarineMax, Inc.(a)	125,089	2,455,497
Monro, Inc.	180,541	13,777,084
Office Depot, Inc.	2,994,820	10,392,026
Rent-A-Center, Inc.(a)	243,100	4,524,091
Restoration Hardware Holdings, Inc.(a)	102,180	15,693,826
Shoe Carnival, Inc.	54,910	2,094,267
Sleep Number Corp.(a)	168,941	7,374,275
Sonic Automotive, Inc., Class A	129,461	1,945,799
Tailored Brands, Inc.	273,180	3,540,413
Tile Shop Holdings, Inc.	213,680	1,363,278
Vitamin Shoppe, Inc.(a)	85,563	630,599
Zumiez, Inc.(a)	103,398	2,553,931
Total		171,719,111
Textiles, Apparel & Luxury Goods 1.6%
Crocs, Inc.(a)	365,598	9,388,557
Fossil Group, Inc.(a)	249,020	3,894,673
G-III Apparel Group Ltd.(a)	229,610	8,176,412
Movado Group, Inc.	90,303	3,163,314
Oxford Industries, Inc.	92,776	7,332,087
Steven Madden Ltd.	435,563	14,369,223
Unifi, Inc.(a)	79,480	1,758,098
Vera Bradley, Inc.(a)	118,040	1,127,282
Wolverine World Wide, Inc.	519,062	18,561,657
Total		67,771,303
Total Consumer Discretionary		574,355,101
Consumer Staples 3.4%
Beverages 0.3%
Coca-Cola Bottling Co. Consolidated	25,400	6,295,644
MGP Ingredients, Inc.	69,190	5,663,202
Total		11,958,846

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.4%
Andersons, Inc. (The)	144,049	5,324,051
SpartanNash Co.	196,699	3,733,347
The Chefs’ Warehouse(a)	126,300	4,042,863
United Natural Foods, Inc.(a)	278,110	4,174,431
Total		17,274,692
Food Products 1.5%
B&G Foods, Inc.	360,856	8,884,275
Calavo Growers, Inc.	85,572	7,284,744
Cal-Maine Foods, Inc.	165,516	7,299,256
Darling Ingredients, Inc.(a)	901,173	19,807,783
Dean Foods Co.	500,240	2,005,962
J&J Snack Foods Corp.	82,187	12,761,997
John B. Sanfilippo & Son, Inc.	47,880	3,326,702
Seneca Foods Corp., Class A(a)	36,753	1,084,949
Total		62,455,668
Household Products 0.5%
Central Garden & Pet Co.(a)	56,500	1,767,320
Central Garden & Pet Co., Class A(a)	224,032	6,239,291
WD-40 Co.	75,749	13,556,799
Total		21,563,410
Personal Products 0.5%
Avon Products, Inc.(a)	2,421,040	7,481,013
Inter Parfums, Inc.	94,319	6,957,913
Medifast, Inc.	65,489	8,345,263
Total		22,784,189
Tobacco 0.2%
Universal Corp.	136,660	8,109,404
Total Consumer Staples		144,146,209
Energy 3.7%
Energy Equipment & Services 2.1%
Archrock, Inc.	707,860	6,908,714
Bristow Group, Inc.(a)	195,925	231,191
C&J Energy Services, Inc.(a)	342,680	5,918,084
CARBO Ceramics, Inc.(a)	116,830	476,666
Dril-Quip, Inc.(a)	195,660	8,337,072
Era Group, Inc.(a)	111,959	1,289,768
Exterran Corp.(a)	172,140	2,938,430
Common Stocks (continued)
Issuer	Shares	Value ($)
Geospace Technologies Corp.(a)	74,440	1,220,816
Gulf Island Fabrication, Inc.	75,117	736,147
Helix Energy Solutions Group, Inc.(a)	762,190	5,640,206
KLX Energy Services Holdings, Inc.(a)	122,390	3,226,200
Matrix Service Co.(a)	148,166	3,095,188
Nabors Industries Ltd.	1,781,980	5,773,615
Newpark Resources, Inc.(a)	496,990	4,393,392
Noble Corp. PLC(a)	1,350,710	4,065,637
Oil States International, Inc.(a)	328,270	5,626,548
Pioneer Energy Services Corp.(a)	428,068	757,680
ProPetro Holding Corp.(a)	402,480	7,993,253
SEACOR Holdings, Inc.(a)	93,874	4,192,413
Superior Energy Services, Inc.(a)	845,740	3,958,063
Tetra Technologies, Inc.(a)	688,009	1,644,341
Unit Corp.(a)	295,860	4,600,623
US Silica Holdings, Inc.	424,220	6,320,878
Total		89,344,925
Oil, Gas & Consumable Fuels 1.6%
Bonanza Creek Energy, Inc.(a)	102,320	2,350,290
Carrizo Oil & Gas, Inc.(a)	466,365	5,120,688
CONSOL Energy, Inc.(a)	152,030	5,769,539
Denbury Resources, Inc.(a)	2,520,570	4,839,494
Green Plains, Inc.	213,060	3,323,736
Gulfport Energy Corp.(a)	863,120	6,611,499
HighPoint Resources Corp.(a)	604,610	1,565,940
Laredo Petroleum, Inc.(a)	832,030	2,853,863
Par Pacific Holdings, Inc.(a)	163,870	2,769,403
PDC Energy, Inc.(a)	361,657	13,406,625
Penn Virginia Corp.(a)	73,430	3,940,254
Renewable Energy Group, Inc.(a)	204,140	5,424,000
REX American Resources Corp.(a)	31,160	2,483,764
Ring Energy, Inc.(a)	311,460	1,921,708
SRC Energy, Inc.(a)	1,327,760	6,107,696
Total		68,488,499
Total Energy		157,833,424

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 18.0%
Banks 9.3%
Ameris Bancorp	218,380	8,903,353
Banc of California, Inc.	233,420	4,042,834
Banner Corp.	172,473	10,715,747
Berkshire Hills Bancorp, Inc.	221,220	6,928,610
Boston Private Financial Holdings, Inc.	461,795	5,490,743
Brookline Bancorp, Inc.	440,514	7,039,414
Central Pacific Financial Corp.	159,660	4,658,879
City Holding Co.	91,050	7,296,747
Columbia Banking System, Inc.	400,945	15,187,797
Community Bank System, Inc.	280,140	18,150,271
Customers Bancorp, Inc.(a)	159,460	3,410,849
CVB Financial Corp.	560,674	12,777,760
Eagle Bancorp, Inc.(a)	172,950	10,236,911
Fidelity Southern Corp.	120,890	3,938,596
First BanCorp	1,188,959	13,684,918
First Commonwealth Financial Corp.	544,142	7,650,637
First Financial Bancorp	535,855	14,859,259
First Financial Bankshares, Inc.	370,642	24,036,134
First Midwest Bancorp, Inc.	582,232	13,478,671
Franklin Financial Network, Inc.	66,780	2,190,384
Glacier Bancorp, Inc.	462,587	20,270,562
Great Western Bancorp, Inc.	315,610	11,851,155
Hanmi Financial Corp.	173,930	4,014,304
Heritage Financial Corp.	181,630	5,979,260
Hope Bancorp, Inc.	669,562	9,762,214
Independent Bank Corp.	153,686	13,083,289
LegacyTexas Financial Group, Inc.	246,893	10,302,845
National Bank Holdings Corp., Class A	141,460	5,110,950
NBT Bancorp, Inc.	238,990	9,232,184
OFG Bancorp	238,620	4,937,048
Old National Bancorp	824,266	14,655,449
Opus Bank	118,410	2,696,196
Pacific Premier Bancorp, Inc.	246,180	7,348,473
Preferred Bank	76,330	3,909,623
S&T Bancorp, Inc.	191,597	7,928,284
Seacoast Banking Corp. of Florida(a)	280,600	8,143,012
ServisFirst Bancshares, Inc.	250,830	8,771,525
Common Stocks (continued)
Issuer	Shares	Value ($)
Simmons First National Corp., Class A	506,424	13,587,356
Southside Bancshares, Inc.	180,885	6,280,327
Tompkins Financial Corp.	67,733	5,446,411
Triumph Bancorp, Inc.(a)	132,320	4,481,678
United Community Banks, Inc.	433,505	12,003,753
Veritex Holdings, Inc.	247,101	6,921,299
Westamerica Bancorporation	146,280	9,402,878
Total		400,798,589
Capital Markets 1.0%
A. Schulman, Inc. CVR(a),(b),(c)	164,023	328,046
Blucora, Inc.(a)	262,539	7,059,674
Donnelley Financial Solution, Inc.(a)	186,626	2,651,956
Greenhill & Co., Inc.	95,400	2,245,716
INTL FCStone, Inc.(a)	86,920	3,781,020
Investment Technology Group, Inc.	181,003	5,471,721
Piper Jaffray Companies	81,148	5,677,114
Virtus Investment Partners, Inc.	39,117	4,002,060
Waddell & Reed Financial, Inc., Class A	428,640	7,934,126
WisdomTree Investments, Inc.	636,550	4,952,359
Total		44,103,792
Consumer Finance 1.1%
Encore Capital Group, Inc.(a)	140,145	4,792,959
Enova International, Inc.(a)	187,591	4,787,322
Ezcorp, Inc., Class A(a)	282,494	2,759,967
FirstCash, Inc.	239,895	21,029,196
PRA Group, Inc.(a)	247,944	7,981,317
World Acceptance Corp.(a)	36,710	4,515,330
Total		45,866,091
Insurance 3.4%
Ambac Financial Group, Inc.(a)	248,120	4,905,332
American Equity Investment Life Holding Co.	494,450	15,649,342
AMERISAFE, Inc.	105,460	6,655,581
eHealth, Inc.(a)	100,238	5,353,712
Employers Holdings, Inc.	179,516	7,478,636
HCI Group, Inc.	39,670	1,831,167
Horace Mann Educators Corp.	224,067	8,781,186
James River Group Holdings Ltd.	163,930	6,735,884
Maiden Holdings Ltd.	376,780	463,439

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Navigators Group, Inc. (The)	127,122	8,870,573
ProAssurance Corp.	293,546	11,917,968
RLI Corp.	214,246	15,108,628
Safety Insurance Group, Inc.	79,487	7,101,369
Selective Insurance Group, Inc.	322,299	21,258,842
Stewart Information Services Corp.	129,930	5,577,895
Third Point Reinsurance Ltd.(a)	407,160	4,352,540
United Fire Group, Inc.	116,635	5,684,790
United Insurance Holdings Corp.	117,630	1,926,779
Universal Insurance Holdings, Inc.	175,920	6,867,917
Total		146,521,580
Mortgage Real Estate Investment Trusts (REITS) 1.4%
Apollo Commercial Real Estate Finance, Inc.	615,370	11,175,119
ARMOUR Residential REIT, Inc.	305,140	6,118,057
Capstead Mortgage Corp.	466,745	3,873,983
Granite Point Mortgage Trust, Inc.	275,120	5,232,782
Invesco Mortgage Capital, Inc.	687,440	10,944,045
New York Mortgage Trust, Inc.	1,002,490	6,014,940
PennyMac Mortgage Investment Trust	371,820	7,577,692
Redwood Trust, Inc.	508,690	7,782,957
Total		58,719,575
Thrifts & Mortgage Finance 1.8%
Axos Financial, Inc.(a)	302,610	9,768,251
Dime Community Bancshares, Inc.	169,544	3,387,489
Flagstar Bancorp, Inc.	160,850	5,253,361
HomeStreet, Inc.(a)	147,730	4,121,667
Meta Financial Group, Inc.	150,970	3,525,150
NMI Holdings, Inc., Class A(a)	362,870	8,763,310
Northfield Bancorp, Inc.	257,590	3,840,667
Northwest Bancshares, Inc.	565,366	10,515,808
Oritani Financial Corp.	211,638	3,798,902
Provident Financial Services, Inc.	336,491	9,236,678
TrustCo Bank Corp.	529,015	4,480,757
Walker & Dunlop, Inc.	157,290	8,776,782
Total		75,468,822
Total Financials		771,478,449
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 10.8%
Biotechnology 2.1%
Acorda Therapeutics, Inc.(a)	216,035	3,184,356
AMAG Pharmaceuticals, Inc.(a)	189,020	2,814,508
Cytokinetics, Inc.(a)	299,430	2,161,885
Eagle Pharmaceuticals, Inc.(a)	60,190	3,013,713
Emergent Biosolutions, Inc.(a)	245,359	14,316,698
Enanta Pharmaceuticals, Inc.(a)	86,110	8,829,719
Momenta Pharmaceuticals, Inc.(a)	525,401	7,402,900
Myriad Genetics, Inc.(a)	409,170	12,696,545
Progenics Pharmaceuticals, Inc.(a)	462,700	2,045,134
REGENXBIO, Inc.(a)	164,770	8,523,552
Repligen Corp.(a)	213,640	12,715,853
Spectrum Pharmaceuticals, Inc.(a)	555,875	6,009,009
Vanda Pharmaceuticals, Inc.(a)	287,060	5,810,094
Total		89,523,966
Health Care Equipment & Supplies 2.9%
Angiodynamics, Inc.(a)	203,170	4,553,040
Anika Therapeutics, Inc.(a)	77,780	2,537,961
CONMED Corp.	141,638	10,891,962
CryoLife, Inc.(a)	186,140	5,506,021
Cutera, Inc.(a)	76,100	1,302,832
Heska Corp.(a)	37,380	3,057,310
Integer Holdings Corp.(a)	163,052	14,831,210
Invacare Corp.	181,672	1,767,669
Lantheus Holdings, Inc.(a)	210,520	4,810,382
LeMaitre Vascular, Inc.	86,810	2,597,355
Meridian Bioscience, Inc.	232,070	3,961,435
Merit Medical Systems, Inc.(a)	300,108	16,725,019
Natus Medical, Inc.(a)	184,880	5,108,234
Neogen Corp.(a)	284,565	17,631,648
OraSure Technologies, Inc.(a)	335,220	3,603,615
Orthofix Medical, Inc.(a)	103,550	6,326,905
SurModics, Inc.(a)	73,329	4,278,747
Tactile Systems Technology, Inc.(a)	92,000	6,992,920
Varex Imaging Corp.(a)	208,630	6,559,327
Total		123,043,592

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 2.5%
Addus HomeCare Corp.(a)	55,200	3,709,992
AMN Healthcare Services, Inc.(a)	256,510	12,828,065
BioTelemetry, Inc.(a)	182,270	13,619,215
Community Health Systems, Inc.(a)	636,420	3,150,279
Corvel Corp.(a)	50,278	3,383,709
Cross Country Healthcare, Inc.(a)	198,401	1,734,025
Diplomat Pharmacy, Inc.(a)	309,780	1,998,081
Ensign Group, Inc. (The)	269,158	13,309,863
LHC Group, Inc.(a)	159,690	17,516,396
Magellan Health, Inc.(a)	132,746	9,041,330
Owens & Minor, Inc.	340,800	2,126,592
Providence Service Corp. (The)(a)	60,300	4,300,596
Quorum Health Corp.(a)	139,770	389,958
Select Medical Holdings Corp.(a)	592,540	8,781,443
Tivity Health, Inc.(a)	224,151	4,796,832
U.S. Physical Therapy, Inc.	69,430	7,653,963
Total		108,340,339
Health Care Technology 1.2%
Computer Programs & Systems, Inc.	65,531	2,158,591
HealthStream, Inc.	139,759	3,885,300
HMS Holdings Corp.(a)	459,220	15,824,721
NextGen Healthcare, Inc.(a)	261,903	4,583,303
Omnicell, Inc.(a)	216,875	18,423,531
Tabula Rasa HealthCare, Inc.(a)	92,970	5,123,577
Total		49,999,023
Life Sciences Tools & Services 0.7%
Cambrex Corp.(a)	183,673	7,593,042
Luminex Corp.	226,904	5,781,514
Medpace Holdings, Inc.(a)	142,250	7,816,637
NeoGenomics, Inc.(a)	508,460	9,965,816
Total		31,157,009
Pharmaceuticals 1.4%
Akorn, Inc.(a)	515,110	2,086,195
Amphastar Pharmaceuticals, Inc.(a)	189,220	4,702,117
ANI Pharmaceuticals, Inc.(a)	45,390	2,986,208
Assertio Therapeutics, Inc.(a)	349,940	1,448,752
Corcept Therapeutics, Inc.(a)	575,100	7,171,497
Common Stocks (continued)
Issuer	Shares	Value ($)
Endo International PLC(a)	1,092,780	12,009,652
Innoviva, Inc.(a)	370,510	5,817,007
Lannett Co., Inc.(a)	185,480	1,745,367
Medicines Co. (The)(a)	359,777	8,875,699
Phibro Animal Health Corp., Class A	110,610	3,240,873
Supernus Pharmaceuticals, Inc.(a)	286,000	11,680,240
Total		61,763,607
Total Health Care		463,827,536
Industrials 18.3%
Aerospace & Defense 2.3%
AAR Corp.	178,353	6,515,235
Aerojet Rocketdyne Holdings, Inc.(a)	394,257	14,686,073
Aerovironment, Inc.(a)	116,549	9,285,459
Axon Enterprise, Inc.(a)	319,890	17,219,679
Cubic Corp.	156,337	9,645,993
Mercury Systems, Inc.(a)	264,899	16,826,384
Moog, Inc., Class A	177,854	16,711,162
National Presto Industries, Inc.	27,507	3,084,635
Triumph Group, Inc.	272,750	6,316,890
Total		100,291,510
Air Freight & Logistics 0.7%
Atlas Air Worldwide Holdings, Inc.(a)	140,055	7,526,556
Echo Global Logistics, Inc.(a)	156,240	3,752,885
Forward Air Corp.	159,819	10,332,298
HUB Group, Inc., Class A(a)	183,957	7,906,472
Total		29,518,211
Airlines 0.8%
Allegiant Travel Co.	69,872	9,230,091
Hawaiian Holdings, Inc.	270,380	8,043,805
Skywest, Inc.	284,019	15,348,387
Total		32,622,283
Building Products 2.2%
AAON, Inc.	222,389	8,864,426
American Woodmark Corp.(a)	84,090	7,164,468
Apogee Enterprises, Inc.	154,240	5,504,826
Gibraltar Industries, Inc.(a)	175,497	7,107,628
Griffon Corp.	184,985	3,300,132
Insteel Industries, Inc.	99,940	2,273,635

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Patrick Industries, Inc.(a)	124,820	5,643,112
PGT, Inc.(a)	317,110	4,782,019
Quanex Building Products Corp.	192,454	3,308,284
Simpson Manufacturing Co., Inc.	226,426	13,569,710
Trex Co., Inc.(a)	321,560	24,100,922
Universal Forest Products, Inc.	337,440	10,450,517
Total		96,069,679
Commercial Services & Supplies 2.4%
ABM Industries, Inc.	360,408	12,852,149
Brady Corp., Class A	267,836	12,671,321
Interface, Inc.	325,749	5,782,045
LSC Communications, Inc.	182,356	1,542,732
Matthews International Corp., Class A	175,540	6,981,226
Mobile Mini, Inc.	244,599	8,808,010
Multi-Color Corp.	76,360	3,806,546
RR Donnelley & Sons Co.	385,303	2,072,930
Team, Inc.(a)	164,590	2,570,896
Tetra Tech, Inc.	302,964	18,183,899
U.S. Ecology, Inc.	120,630	6,921,749
Unifirst Corp.	84,462	12,147,325
Viad Corp.	111,322	6,445,544
Total		100,786,372
Construction & Engineering 0.6%
Aegion Corp.(a)	176,858	3,070,255
Arcosa, Inc.	266,900	8,938,481
Comfort Systems U.S.A., Inc.	203,323	10,902,179
MYR Group, Inc.(a)	90,660	3,040,736
Orion Group Holdings, Inc.(a)	158,538	673,787
Total		26,625,438
Electrical Equipment 0.4%
AZZ, Inc.	142,575	6,561,301
Encore Wire Corp.	114,274	6,769,592
Powell Industries, Inc.	47,705	1,530,853
Vicor Corp.(a)	88,619	2,816,312
Total		17,678,058
Industrial Conglomerates 0.2%
Raven Industries, Inc.	196,790	7,855,857
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 5.5%
Actuant Corp., Class A	334,204	8,171,288
Alamo Group, Inc.	52,670	5,058,427
Albany International Corp., Class A	158,722	12,308,891
Astec Industries, Inc.	124,777	4,761,490
Barnes Group, Inc.	258,340	15,001,804
Briggs & Stratton Corp.	231,994	3,041,441
Chart Industries, Inc.(a)	170,780	15,076,458
CIRCOR International, Inc.(a)	108,602	3,424,221
EnPro Industries, Inc.	113,503	7,785,171
ESCO Technologies, Inc.	141,812	9,811,972
Federal Signal Corp.	329,706	8,104,173
Franklin Electric Co., Inc.	212,346	11,298,931
Greenbrier Companies, Inc. (The)	177,050	7,303,313
Harsco Corp.(a)	439,550	9,837,129
Hillenbrand, Inc.	341,225	15,112,855
John Bean Technologies Corp.	172,988	16,208,976
Lindsay Corp.	58,878	5,444,449
Lydall, Inc.(a)	95,268	2,681,794
Mueller Industries, Inc.	315,630	10,431,571
Proto Labs, Inc.(a)	148,150	16,739,468
SPX Corp.(a)	237,480	8,634,773
SPX FLOW, Inc.(a)	232,890	8,039,363
Standex International Corp.	70,218	5,758,578
Tennant Co.	99,200	6,269,440
Titan International, Inc.	275,460	1,724,380
Wabash National Corp.	306,670	4,550,983
Watts Water Technologies, Inc., Class A	151,955	12,238,456
Total		234,819,795
Marine 0.2%
Matson, Inc.	233,720	8,439,629
Professional Services 1.8%
Exponent, Inc.	284,660	16,120,296
Forrester Research, Inc.	55,980	2,810,196
FTI Consulting, Inc.(a)	210,090	15,580,274
Heidrick & Struggles International, Inc.	103,762	4,473,180
Kelly Services, Inc., Class A	170,659	4,118,002
Korn/Ferry International	310,187	15,134,024

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Navigant Consulting, Inc.	233,092	4,799,364
Resources Connection, Inc.	162,277	2,818,752
TrueBlue, Inc.(a)	221,571	5,100,564
Wageworks, Inc.(a)	216,930	7,136,997
Total		78,091,649
Road & Rail 0.6%
ArcBest Corp.	140,605	4,897,272
Heartland Express, Inc.	260,066	5,224,726
Marten Transport Ltd.	211,633	3,946,956
Saia, Inc.(a)	140,620	9,303,419
Total		23,372,373
Trading Companies & Distributors 0.6%
Applied Industrial Technologies, Inc.	212,111	12,332,134
DXP Enterprises, Inc.(a)	87,510	3,095,229
Kaman Corp.	153,021	9,423,033
Veritiv Corp.(a)	69,380	2,004,388
Total		26,854,784
Total Industrials		783,025,638
Information Technology 14.5%
Communications Equipment 1.4%
ADTRAN, Inc.	260,790	3,917,066
Applied Optoelectronics, Inc.(a)	102,940	1,389,690
CalAmp Corp.(a)	190,245	2,644,406
Comtech Telecommunications Corp.	130,837	3,467,181
Digi International, Inc.(a)	150,337	1,984,448
Extreme Networks, Inc.(a)	647,660	5,323,765
Finisar Corp.(a)	642,550	15,736,049
Harmonic, Inc.(a)	474,496	2,619,218
NETGEAR, Inc.(a)	172,565	6,186,455
Viavi Solutions, Inc.(a)	1,250,160	16,414,601
Total		59,682,879
Electronic Equipment, Instruments & Components 4.2%
Anixter International, Inc.(a)	157,591	9,247,440
Arlo Technologies, Inc.(a)	412,177	1,784,726
Badger Meter, Inc.	159,336	9,375,330
Bel Fuse, Inc., Class B	55,120	1,347,684
Benchmark Electronics, Inc.	239,221	6,554,655
Control4 Corp.(a)	146,170	2,632,522
Common Stocks (continued)
Issuer	Shares	Value ($)
CTS Corp.	181,087	5,816,514
Daktronics, Inc.	216,063	1,754,432
ePlus, Inc.(a)	75,010	6,708,894
Fabrinet (a)	201,590	11,793,015
FARO Technologies, Inc.(a)	94,426	4,325,655
II-VI, Inc.(a)	327,113	13,895,760
Insight Enterprises, Inc.(a)	194,184	10,839,351
Itron, Inc.(a)	183,370	9,720,444
KEMET Corp.	314,390	5,957,691
Knowles Corp.(a)	493,690	8,037,273
Methode Electronics, Inc.	202,431	5,680,214
MTS Systems Corp.	97,801	5,212,793
OSI Systems, Inc.(a)	92,397	8,024,679
Park Electrochemical Corp.	105,427	1,833,376
Plexus Corp.(a)	172,214	10,635,937
Rogers Corp.(a)	100,646	15,625,291
Sanmina Corp.(a)	373,620	11,933,423
Scansource, Inc.(a)	140,155	5,262,820
TTM Technologies, Inc.(a)	505,013	6,120,758
Total		180,120,677
IT Services 2.0%
Cardtronics PLC, Class A(a)	204,398	6,031,785
CSG Systems International, Inc.	182,407	7,579,011
EVERTEC, Inc.	330,430	9,456,906
ExlService Holdings, Inc.(a)	187,490	11,511,886
Mantech International Corp., Class A	145,280	7,895,968
NIC, Inc.	364,335	6,226,485
Perficient, Inc.(a)	181,603	5,195,662
Sykes Enterprises, Inc.(a)	217,753	6,443,311
Travelport Worldwide Ltd.	718,140	11,289,161
TTEC Holdings, Inc.	75,845	2,598,450
Unisys Corp.(a)	279,260	3,772,803
Virtusa Corp.(a)	150,608	7,601,186
Total		85,602,614
Semiconductors & Semiconductor Equipment 3.8%
Advanced Energy Industries, Inc.(a)	210,653	10,610,592
Axcelis Technologies, Inc.(a)	177,390	3,728,738
Brooks Automation, Inc.	392,829	12,613,739
Cabot Microelectronics Corp.	156,817	17,736,003

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Ceva, Inc.(a)	119,865	3,334,644
Cohu, Inc.	222,756	3,985,105
Diodes, Inc.(a)	217,137	8,757,135
DSP Group, Inc.(a)	105,683	1,451,027
Formfactor, Inc.(a)	405,560	6,428,126
Ichor Holdings Ltd.(a)	125,070	2,622,718
Kopin Corp.(a)	335,439	513,222
Kulicke & Soffa Industries, Inc.	367,635	8,573,248
MaxLinear, Inc., Class A(a)	343,480	8,635,087
Nanometrics, Inc.(a)	132,530	3,771,804
PDF Solutions, Inc.(a)	151,910	1,809,248
Photronics, Inc.(a)	374,290	3,671,785
Power Integrations, Inc.	160,514	11,727,153
Rambus, Inc.(a)	593,830	6,098,634
Rudolph Technologies, Inc.(a)	174,595	3,942,355
Semtech Corp.(a)	360,170	19,823,757
SMART Global Holdings, Inc.(a)	68,050	1,994,545
SolarEdge Technologies, Inc.(a)	235,380	9,947,159
Ultra Clean Holdings, Inc.(a)	213,520	2,273,988
Veeco Instruments, Inc.(a)	261,574	2,987,175
Xperi Corp.	264,994	6,359,856
Total		163,396,843
Software 2.5%
8x8, Inc.(a)	521,970	10,267,150
Agilysys, Inc.(a)	96,574	2,018,397
Alarm.com Holdings, Inc.(a)	191,790	12,587,178
Bottomline Technologies de, Inc.(a)	200,322	9,992,061
Ebix, Inc.	123,218	7,179,913
LivePerson, Inc.(a)	319,312	8,927,964
MicroStrategy, Inc., Class A(a)	47,079	6,661,679
Monotype Imaging Holdings, Inc.	227,361	4,456,276
OneSpan, Inc.(a)	171,853	3,660,469
Progress Software Corp.	245,753	9,038,795
Qualys, Inc.(a)	185,350	15,500,820
SPS Commerce, Inc.(a)	96,680	10,323,490
TiVo Corp.	678,250	6,802,847
Total		107,417,039
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.6%
3D Systems Corp.(a)	624,910	8,823,729
Cray, Inc.(a)	223,500	5,482,455
Diebold, Inc.	416,630	3,828,830
Electronics for Imaging, Inc.(a)	240,438	6,501,443
Total		24,636,457
Total Information Technology		620,856,509
Materials 4.5%
Chemicals 2.9%
AdvanSix, Inc.(a)	163,110	5,341,853
American Vanguard Corp.	146,031	2,742,462
Balchem Corp.	176,492	15,660,135
FutureFuel Corp.	141,250	2,604,650
Hawkins, Inc.	52,807	2,176,705
HB Fuller Co.	277,463	14,006,332
Ingevity Corp.(a)	229,700	26,466,034
Innophos Holdings, Inc.	107,360	3,564,352
Innospec, Inc.	133,670	10,942,226
Koppers Holdings, Inc.(a)	112,242	2,760,031
Kraton Performance Polymers, Inc.(a)	174,905	6,223,120
LSB Industries, Inc.(a)	111,205	783,995
Quaker Chemical Corp.	72,973	15,250,627
Rayonier Advanced Materials, Inc.	279,460	3,937,592
Stepan Co.	110,909	10,436,537
Tredegar Corp.	139,808	2,435,455
Total		125,332,106
Construction Materials 0.1%
U.S. Concrete, Inc.(a)	87,450	3,507,620
Containers & Packaging 0.1%
Myers Industries, Inc.	193,479	3,691,579
Metals & Mining 0.8%
AK Steel Holding Corp.(a)	1,726,965	5,215,434
Century Aluminum Co.(a)	268,584	2,317,880
Haynes International, Inc.	68,434	2,407,508
Kaiser Aluminum Corp.	90,319	9,888,124
Materion Corp.	110,799	6,401,966
Olympic Steel, Inc.	50,004	971,078

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
SunCoke Energy, Inc.(a)	354,367	3,515,321
TimkenSteel Corp.(a)	214,730	2,675,536
Total		33,392,847
Paper & Forest Products 0.6%
Boise Cascade Co.	212,950	5,939,175
Clearwater Paper Corp.(a)	90,091	2,576,603
Mercer International, Inc.	236,560	3,387,539
Neenah, Inc.	92,315	6,238,648
PH Glatfelter Co.	239,619	3,222,875
Schweitzer-Mauduit International, Inc.	168,387	6,493,003
Total		27,857,843
Total Materials		193,781,995
Real Estate 6.6%
Equity Real Estate Investment Trusts (REITS) 6.2%
Acadia Realty Trust	446,342	12,716,284
Agree Realty Corp.	188,725	12,404,894
American Assets Trust, Inc.	206,760	8,981,654
Armada Hoffler Properties, Inc.	271,610	4,155,633
CareTrust REIT, Inc.	486,256	10,862,959
CBL & Associates Properties, Inc.	945,020	2,022,343
Cedar Realty Trust, Inc.	482,876	1,680,409
Chatham Lodging Trust	254,580	5,086,508
Chesapeake Lodging Trust	330,540	9,955,865
Community Healthcare Trust, Inc.	96,360	3,439,088
DiamondRock Hospitality Co.	1,137,958	12,164,771
Easterly Government Properties, Inc.	332,860	5,984,823
EastGroup Properties, Inc.	197,252	20,841,646
Four Corners Property Trust, Inc.	370,824	10,156,869
Franklin Street Properties Corp.	586,875	4,248,975
Getty Realty Corp.	184,126	6,066,952
Global Net Lease, Inc.	416,340	7,427,506
Hersha Hospitality Trust	198,510	3,741,914
Independence Realty Trust, Inc.	486,670	5,041,901
Innovative Industrial Properties, Inc.	53,710	4,242,553
iStar, Inc.	372,100	3,255,875
Kite Realty Group Trust	458,170	7,211,596
Lexington Realty Trust	1,150,889	10,691,759
LTC Properties, Inc.	217,041	9,640,961
National Storage Affiliates Trust	309,610	8,768,155
Common Stocks (continued)
Issuer	Shares	Value ($)
NorthStar Realty Europe Corp.	273,710	4,910,357
Office Properties Income Trust	263,165	8,029,164
Pennsylvania Real Estate Investment Trust	350,944	2,158,306
PS Business Parks, Inc.	109,260	16,079,794
Retail Opportunity Investments Corp.	623,840	10,711,333
RPT Realty	438,680	5,562,462
Saul Centers, Inc.	63,082	3,574,857
Summit Hotel Properties, Inc.	573,360	6,530,570
Universal Health Realty Income Trust	69,216	5,154,516
Urstadt Biddle Properties, Inc., Class A	163,176	3,413,642
Washington Prime Group, Inc.	1,018,380	5,886,236
Whitestone REIT	217,680	2,832,017
Total		265,635,147
Real Estate Management & Development 0.4%
HFF, Inc., Class A	214,087	9,676,732
Marcus & Millichap, Inc.(a)	116,350	4,493,437
RE/MAX Holdings, Inc., Class A	97,120	3,810,018
Total		17,980,187
Total Real Estate		283,615,334
Utilities 1.8%
Electric Utilities 0.3%
El Paso Electric Co.	222,705	11,981,529
Gas Utilities 0.6%
Northwest Natural Holding Co.	157,865	10,138,090
South Jersey Industries, Inc.	504,916	14,617,318
Total		24,755,408
Multi-Utilities 0.3%
Avista Corp.	359,514	14,527,961
Water Utilities 0.6%
American States Water Co.	201,104	14,304,527
California Water Service Group	263,080	13,685,422
Total		27,989,949
Total Utilities		79,254,847
Total Common Stocks (Cost $3,050,767,326)		4,157,652,720

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Exchange-Traded Funds 0.9%
	Shares	Value ($)
iShares Core S&P Small-Cap ETF	495,000	39,609,900
Total Exchange-Traded Funds (Cost $36,065,700)		39,609,900

Money Market Funds 1.9%

Columbia Short-Term Cash Fund, 2.523%(d),(e)	82,523,982	82,515,730
Total Money Market Funds (Cost $82,515,730)		82,515,730
Total Investments in Securities (Cost: $3,169,348,756)		4,279,778,350
Other Assets & Liabilities, Net		7,494,990
Net Assets		4,287,273,340
At February 28, 2019, securities and/or cash totaling $4,093,150 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 E-mini	1,134	03/2019	USD	89,330,850	7,209,830	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2019, the total value of these securities amounted to $328,046, which represents 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at February 28, 2019.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.523%
	47,376,462	821,459,179	(786,311,659)	82,523,982	(11,444)	1,703	1,222,367	82,515,730
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	85,477,678	—	—	—	85,477,678
Consumer Discretionary	574,355,101	—	—	—	574,355,101
Consumer Staples	144,146,209	—	—	—	144,146,209
Energy	157,833,424	—	—	—	157,833,424
Financials	771,150,403	—	328,046	—	771,478,449
Health Care	463,827,536	—	—	—	463,827,536
Industrials	783,025,638	—	—	—	783,025,638
Information Technology	620,856,509	—	—	—	620,856,509
Materials	193,781,995	—	—	—	193,781,995
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	283,615,334	—	—	—	283,615,334
Utilities	79,254,847	—	—	—	79,254,847
Total Common Stocks	4,157,324,674	—	328,046	—	4,157,652,720
Exchange-Traded Funds	39,609,900	—	—	—	39,609,900
Money Market Funds	—	—	—	82,515,730	82,515,730
Total Investments in Securities	4,196,934,574	—	328,046	82,515,730	4,279,778,350
Investments in Derivatives
Asset
Futures Contracts	7,209,830	—	—	—	7,209,830
Total	4,204,144,404	—	328,046	82,515,730	4,286,988,180
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions related to the potential actions of the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2019	19

Statement of Assets and Liabilities
February 28, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,086,833,026)	$4,197,262,620
Affiliated issuers (cost $82,515,730)	82,515,730
Cash	77,393
Margin deposits on:
Futures contracts	4,093,150
Receivable for:
Capital shares sold	7,814,712
Dividends	2,502,719
Expense reimbursement due from Investment Manager	220
Total assets	4,294,266,544
Liabilities
Payable for:
Investments purchased	492,360
Capital shares purchased	5,877,089
Variation margin for futures contracts	381,202
Management services fees	23,554
Distribution and/or service fees	9,915
Compensation of board members	203,897
Other expenses	5,187
Total liabilities	6,993,204
Net assets applicable to outstanding capital stock	$4,287,273,340
Represented by
Paid in capital	3,150,449,209
Total distributable earnings (loss) (Note 2)	1,136,824,131
Total - representing net assets applicable to outstanding capital stock	$4,287,273,340
Class A
Net assets	$1,440,664,828
Shares outstanding	61,192,672
Net asset value per share	$23.54
Institutional Class
Net assets	$2,026,925,020
Shares outstanding	85,562,376
Net asset value per share	$23.69
Institutional 2 Class
Net assets	$748,749,431
Shares outstanding	30,881,030
Net asset value per share	$24.25
Institutional 3 Class
Net assets	$70,934,061
Shares outstanding	3,073,615
Net asset value per share	$23.08
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Index Fund | Annual Report 2019

Statement of Operations
Year Ended February 28, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$57,067,270
Dividends — affiliated issuers	1,222,367
Foreign taxes withheld	(13,230)
Total income	58,276,407
Expenses:
Management services fees	8,691,076
Distribution and/or service fees
Class A	3,853,951
Class T	616
Plan administration fees
Class K	137
Compensation of board members	63,648
Other	30,825
Total expenses	12,640,253
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(94,511)
Expense reduction	(1,480)
Total net expenses	12,544,262
Net investment income	45,732,145
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	338,947,383
Investments — affiliated issuers	(11,444)
Futures contracts	(2,174,373)
Net realized gain	336,761,566
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(139,291,272)
Investments — affiliated issuers	1,703
Futures contracts	7,301,889
Net change in unrealized appreciation (depreciation)	(131,987,680)
Net realized and unrealized gain	204,773,886
Net increase in net assets resulting from operations	$250,506,031
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2019	21

Statement of Changes in Net Assets
	Year Ended February 28, 2019	Year Ended February 28, 2018 (a)
Operations
Net investment income	$45,732,145	$39,795,886
Net realized gain	336,761,566	269,795,514
Net change in unrealized appreciation (depreciation)	(131,987,680)	64,610,700
Net increase in net assets resulting from operations	250,506,031	374,202,100
Distributions to shareholders
Net investment income and net realized gains
Class A	(138,189,343)
Institutional Class	(190,181,500)
Institutional 2 Class	(65,475,539)
Institutional 3 Class	(5,811,465)
Class T	(26,604)
Net investment income
Class A		(13,392,767)
Institutional Class		(20,694,825)
Institutional 2 Class		(5,857,983)
Institutional 3 Class		(6,847)
Class K		(34,110)
Class T		(3,252)
Net realized gains
Class A		(98,404,248)
Class B		(19,005)
Institutional Class		(118,550,549)
Institutional 2 Class		(33,355,944)
Institutional 3 Class		(33,557)
Class K		(259,245)
Class T		(25,528)
Total distributions to shareholders (Note 2)	(399,684,451)	(290,637,860)
Increase in net assets from capital stock activity	490,156,857	101,111,425
Total increase in net assets	340,978,437	184,675,665
Net assets at beginning of year	3,946,294,903	3,761,619,238
Net assets at end of year	$4,287,273,340	$3,946,294,903
Undistributed (excess of distributions over) net investment income	$(199,154)	$1,095,963

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Small Cap Index Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2019		February 28, 2018 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	15,655,887	395,797,918	15,423,595	373,705,846
Distributions reinvested	5,217,324	120,100,570	3,959,098	95,692,886
Redemptions	(20,840,413)	(518,791,016)	(26,991,120)	(653,188,300)
Net increase (decrease)	32,798	(2,892,528)	(7,608,427)	(183,789,568)
Class B
Subscriptions	—	—	1,293	30,179
Distributions reinvested	—	—	814	18,968
Redemptions	—	—	(79,257)	(1,874,433)
Net decrease	—	—	(77,150)	(1,825,286)
Class I
Redemptions	—	—	(106)	(2,468)
Net decrease	—	—	(106)	(2,468)
Institutional Class
Subscriptions	24,634,983	622,818,261	19,365,684	469,657,489
Distributions reinvested	5,963,857	137,882,592	4,069,240	98,917,153
Redemptions	(21,316,512)	(527,511,753)	(16,682,524)	(407,748,162)
Net increase	9,282,328	233,189,100	6,752,400	160,826,480
Institutional 2 Class
Subscriptions	14,705,902	379,016,972	11,719,379	292,115,576
Distributions reinvested	2,514,445	59,405,165	1,463,911	36,334,405
Redemptions	(9,723,235)	(247,933,263)	(7,717,384)	(192,179,495)
Net increase	7,497,112	190,488,874	5,465,906	136,270,486
Institutional 3 Class
Subscriptions	2,780,764	69,603,523	199,687	4,881,914
Distributions reinvested	252,853	5,685,170	1,685	40,208
Redemptions	(141,040)	(3,318,182)	(20,334)	(496,871)
Net increase	2,892,577	71,970,511	181,038	4,425,251
Class K
Subscriptions	502	12,752	34,643	847,317
Distributions reinvested	—	—	12,090	293,162
Redemptions	(90,475)	(2,326,799)	(150,791)	(3,699,509)
Net decrease	(89,973)	(2,314,047)	(104,058)	(2,559,030)
Class T
Subscriptions	—	—	5,067	119,717
Distributions reinvested	1,155	26,350	1,196	28,583
Redemptions	(14,378)	(311,403)	(524,988)	(12,382,740)
Net decrease	(13,223)	(285,053)	(518,725)	(12,234,440)
Total net increase	19,601,619	490,156,857	4,090,878	101,111,425

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2019	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2019	$24.33	0.23	1.32	1.55	(0.23)	(2.11)	(2.34)
Year Ended 2/28/2018	$23.83	0.21	2.11	2.32	(0.22)	(1.60)	(1.82)
Year Ended 2/28/2017	$19.05	0.19	6.28	6.47	(0.19)	(1.50)	(1.69)
Year Ended 2/29/2016	$23.29	0.22	(2.25)	(2.03)	(0.22)	(1.99)	(2.21)
Year Ended 2/28/2015	$23.54	0.20	1.40	1.60	(0.18)	(1.67)	(1.85)
Institutional Class
Year Ended 2/28/2019	$24.47	0.29	1.33	1.62	(0.29)	(2.11)	(2.40)
Year Ended 2/28/2018	$23.96	0.27	2.12	2.39	(0.28)	(1.60)	(1.88)
Year Ended 2/28/2017	$19.14	0.24	6.32	6.56	(0.24)	(1.50)	(1.74)
Year Ended 2/29/2016	$23.39	0.27	(2.25)	(1.98)	(0.28)	(1.99)	(2.27)
Year Ended 2/28/2015	$23.63	0.26	1.41	1.67	(0.24)	(1.67)	(1.91)
Institutional 2 Class
Year Ended 2/28/2019	$24.99	0.30	1.36	1.66	(0.29)	(2.11)	(2.40)
Year Ended 2/28/2018	$24.43	0.28	2.16	2.44	(0.28)	(1.60)	(1.88)
Year Ended 2/28/2017	$19.49	0.25	6.43	6.68	(0.24)	(1.50)	(1.74)
Year Ended 2/29/2016	$23.78	0.28	(2.30)	(2.02)	(0.28)	(1.99)	(2.27)
Year Ended 2/28/2015	$23.99	0.27	1.43	1.70	(0.24)	(1.67)	(1.91)
Institutional 3 Class
Year Ended 2/28/2019	$23.90	0.29	1.29	1.58	(0.29)	(2.11)	(2.40)
Year Ended 2/28/2018(d)	$23.87	0.24	1.67	1.91	(0.28)	(1.60)	(1.88)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Small Cap Index Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2019	$23.54	6.70%	0.45%	0.45% (c)	0.89%	22%	$1,440,665
Year Ended 2/28/2018	$24.33	9.86%	0.45%	0.45% (c)	0.88%	16%	$1,488,143
Year Ended 2/28/2017	$23.83	34.40%	0.45%	0.45% (c)	0.85%	18%	$1,638,983
Year Ended 2/29/2016	$19.05	(9.67%)	0.45%	0.45% (c)	0.99%	19%	$1,131,160
Year Ended 2/28/2015	$23.29	7.19%	0.45%	0.45% (c)	0.89%	17%	$1,231,774
Institutional Class
Year Ended 2/28/2019	$23.69	6.99%	0.20%	0.20% (c)	1.14%	22%	$2,026,925
Year Ended 2/28/2018	$24.47	10.11%	0.20%	0.20% (c)	1.12%	16%	$1,866,835
Year Ended 2/28/2017	$23.96	34.74%	0.20%	0.20% (c)	1.10%	18%	$1,665,820
Year Ended 2/29/2016	$19.14	(9.44%)	0.20%	0.20% (c)	1.22%	19%	$1,326,728
Year Ended 2/28/2015	$23.39	7.47%	0.20%	0.20% (c)	1.14%	17%	$1,725,837
Institutional 2 Class
Year Ended 2/28/2019	$24.25	7.01%	0.20%	0.20%	1.14%	22%	$748,749
Year Ended 2/28/2018	$24.99	10.12%	0.20%	0.20%	1.12%	16%	$584,472
Year Ended 2/28/2017	$24.43	34.73%	0.20%	0.20%	1.10%	18%	$437,779
Year Ended 2/29/2016	$19.49	(9.46%)	0.20%	0.20%	1.24%	19%	$208,441
Year Ended 2/28/2015	$23.78	7.49%	0.20%	0.20%	1.17%	17%	$166,247
Institutional 3 Class
Year Ended 2/28/2019	$23.08	6.99%	0.20%	0.20%	1.16%	22%	$70,934
Year Ended 2/28/2018(d)	$23.90	8.14%	0.21%	0.20%	1.01%	16%	$4,327
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2019	25

Notes to Financial Statements
February 28, 2019
Note 1. Organization
Columbia Small Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Institutional 3 Class shares commenced operations on March 1, 2017.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Institutional 2 Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
26	Columbia Small Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
Columbia Small Cap Index Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
February 28, 2019
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
28	Columbia Small Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	7,209,830*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(2,174,373)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	7,301,889
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	78,962,735

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2019.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Columbia Small Cap Index Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
February 28, 2019
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
30	Columbia Small Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Columbia Small Cap Index Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
February 28, 2019
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2019, these minimum account balance fees reduced total expenses of the Fund by $1,480.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class T shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class T shares of the Fund. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
32	Columbia Small Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2019
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, post-October capital losses, trustees’ deferred compensation and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(2,267,622)	2,267,622	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2019			Year Ended February 28, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
52,441,457	347,242,994	399,684,451	68,005,059	222,632,801	290,637,860
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia Small Cap Index Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
February 28, 2019
At February 28, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	92,556,176	—	1,074,382,846
At February 28, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,212,605,334	1,414,710,046	(340,327,200)	1,074,382,846
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	29,915,737
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,044,193,619 and $940,090,504, respectively, for the year ended February 28, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
34	Columbia Small Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 28, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 28, 2019.
Note 9. Significant risks
Shareholder concentration risk
At February 28, 2019, one unaffiliated shareholder of record owned 16.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 16.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Small Cap Index Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
February 28, 2019
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
36	Columbia Small Cap Index Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Small Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Index Fund | Annual Report 2019	37

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
84.80%	84.52%	$392,842,404
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
38	Columbia Small Cap Index Fund | Annual Report 2019

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Small Cap Index Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
40	Columbia Small Cap Index Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Small Cap Index Fund | Annual Report 2019	41

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
42	Columbia Small Cap Index Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Columbia Small Cap Index Fund | Annual Report 2019	43

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
44	Columbia Small Cap Index Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Index Fund | Annual Report 2019	45

Columbia Small Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN228_02_J01_(04/19)

Annual Report
February 28, 2019
Columbia Small Cap Value Fund II
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Small Cap Value Fund II   |  Annual Report 2019

Columbia Small Cap Value Fund II  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Small Cap Value Fund II (the Fund) seeks long-term capital appreciation.
Portfolio management
Christian Stadlinger, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2002
Jarl Ginsberg, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2003
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/01/02	-0.15	5.58	15.49
	Including sales charges		-5.87	4.33	14.81
Advisor Class*		11/08/12	0.09	5.84	15.67
Class C	Excluding sales charges	05/01/02	-0.93	4.78	14.62
	Including sales charges		-1.79	4.78	14.62
Institutional Class		05/01/02	0.09	5.84	15.78
Institutional 2 Class*		11/08/12	0.22	5.99	15.78
Institutional 3 Class*		11/08/12	0.27	6.05	15.82
Class R		01/23/06	-0.46	5.31	15.20
Russell 2000 Value Index			4.42	6.48	15.43
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Small Cap Value Fund II | Annual Report 2019

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2009 — February 28, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2019)
Independent Bank Corp.	1.7
Community Bank System, Inc.	1.6
Union Bankshares Corp.	1.5
First Industrial Realty Trust, Inc.	1.5
New Jersey Resources Corp.	1.5
Renasant Corp.	1.4
Armstrong World Industries, Inc.	1.4
MGIC Investment Corp.	1.4
Dine Brands Global, Inc.	1.3
Argo Group International Holdings Ltd.	1.3
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at February 28, 2019)
Common Stocks	98.9
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2019)
Communication Services	1.9
Consumer Discretionary	8.7
Consumer Staples	2.2
Energy	4.7
Financials	30.9
Health Care	4.1
Industrials	15.9
Information Technology	10.9
Materials	5.4
Real Estate	9.0
Utilities	6.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Small Cap Value Fund II | Annual Report 2019	3

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2019, the Fund’s Class A shares returned -0.15% excluding sales charges. The Fund lagged its benchmark, the Russell 2000 Value Index, which returned 4.42% for the same time period. Stock selection and sector allocation both figured into the Fund’s performance shortfall relative to the benchmark.
Stocks advanced despite year-end sell-off
Investors kicked off the 12-month period ended February 28, 2019 with soaring optimism. Positive global economic conditions, broad corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The pace of economic growth averaged more than 3.0% as the labor markets added an average of 209,000 jobs per month, wages increased on the order of 3.0% and manufacturing activity remained solid. Unemployment rose modestly in December and January, but even that was a net positive as it reflected an increase in the number of Americans seeking employment. Weak job creation in February drove unemployment back down to 3.8%.
However, as 2018 progressed, the rosy global outlook dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the U.K.’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (the Fed) rattled investors when it raised the target range of its key short-term interest rate, the federal funds rate, to 2.25%-2.50%, the fourth such increase for the year. However, the Fed maintained this rate in its January 2019 meeting and announced that it would be patient moving forward.
As uncertainties rose late in 2018, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter of 2018 and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. However, stocks rebounded early in 2019 as a patient Fed and hopes for progress on the trade front inspired confidence. The S&P 500 Index, a broad measure of U.S. stock returns, gained 4.68% for the 12-month period, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.17%.
Contributors and detractors
Strong security selection within the health care sector aided performance for the period. Stock selection within consumer staples and materials, as well as an underweight in energy, also contributed to relative results. In the health care sector, LHC Group, Horizon Pharma and Molina Healthcare all were notable performers. LHC, a company that provides post-acute health care services to patients, climbed early in the period after announcing the successful completion of its merger with Almost Family. LHC continued to benefit throughout the year from the realization of synergies related to this merger. Shares of pharmaceutical company Horizon Pharma jumped at the end of the period after reporting strong quarterly results, driven by the company’s orphan/rheumatology and primary care businesses. Molina Healthcare, a managed care company that provides health insurance through Medicaid and Medicare, reported strong quarterly profits driven by reduced expenses and a lower effective tax rate. We took profits and sold Molina during the period. Outside health care, a position in Dine Brands was a notable outperformer. The company, which owns the Applebee’s and IHOP brands, reported strong quarterly results driven by solid year-over-year sales at its restaurants, increased its dividend and authorized a new share buyback program.
Stock selection within financials, information technology, energy and industrials were the biggest detractors from relative performance. An overweight in materials and an underweight in real estate also detracted from relative returns. The materials sector was one of the worst performing sectors in the benchmark, as many of the more cyclical companies in the sector sold off.
Individual detractors included William Lyon Homes, US Concrete and Ameris Bancorp. William Lyon Homes, which constructs and sells single family homes, sold off alongside the broader homebuilding industry. We exited the name. US Concrete reported quarterly earnings that fell short of expectations, in part because of weather but also because of investor concerns about the potential impact of slower U.S. economic growth. We exited the name. Within financials, a position in Ameris Bancorp, a regional bank in the southeast United States, detracted from returns as it sold off after announcing it would acquire another regional bank in an all-stock transaction. We continue to hold the name.
4	Columbia Small Cap Value Fund II | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Strategic positioning
The bulk of underperformance for the 12-month period was the result of Fund positioning during the second quarter of 2018. As global trade tensions and tariff discussions heated up, many investors increased exposure to small cap stocks through exchange traded funds (ETFs), on the rationale that small caps generally derive less revenue outside the United States, which would help insulate them from global trade policies. These flows into passive vehicles led to outperformance from the smallest, and least liquid names in the benchmark, regardless of fundamentals. The Fund is generally underweight in these illiquid names, as they carry more risk. Over the long term, we believe that stock prices correlate to earnings growth, and we expect the impact of these macro-themed trades could be short lived.
At period’s end
Regardless of the economic environment, we continue to focus on bottom-up stock selection. We look for undervalued companies with strong underlying earnings prospects that are exhibiting evidence of an upward inflection. In doing so, we believe we have the potential to avoid value traps and the potential to deliver attractive returns for our clients. As of the end of the period, the Fund was overweight in industrials and materials and underweight in real estate.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Small Cap Value Fund II | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2018 — February 28, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	903.80	1,018.50	5.99	6.36	1.27
Advisor Class	1,000.00	1,000.00	904.90	1,019.74	4.82	5.11	1.02
Class C	1,000.00	1,000.00	900.30	1,014.78	9.52	10.09	2.02
Institutional Class	1,000.00	1,000.00	904.90	1,019.74	4.82	5.11	1.02
Institutional 2 Class	1,000.00	1,000.00	905.70	1,020.43	4.16	4.41	0.88
Institutional 3 Class	1,000.00	1,000.00	906.00	1,020.68	3.92	4.16	0.83
Class R	1,000.00	1,000.00	902.50	1,017.26	7.17	7.60	1.52
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Small Cap Value Fund II | Annual Report 2019

Portfolio of Investments
February 28, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.5%
Issuer	Shares	Value ($)
Communication Services 1.9%
Diversified Telecommunication Services 0.6%
Vonage Holdings Corp.(a)	850,800	8,746,224
Media 1.3%
Nexstar Media Group, Inc., Class A	180,000	17,591,400
Total Communication Services		26,337,624
Consumer Discretionary 8.6%
Auto Components 0.6%
Tower International, Inc.	347,962	8,925,225
Diversified Consumer Services 1.1%
Adtalem Global Education, Inc.(a)	320,000	15,424,000
Hotels, Restaurants & Leisure 2.3%
Brinker International, Inc.	280,000	12,815,600
Dine Brands Global, Inc.	185,000	18,352,000
Total		31,167,600
Household Durables 1.0%
KB Home	410,000	9,352,100
TopBuild Corp.(a)	62,949	3,745,466
Total		13,097,566
Specialty Retail 3.6%
Aaron’s, Inc.	300,000	16,287,000
American Eagle Outfitters, Inc.	385,000	7,854,000
Children’s Place, Inc. (The)	110,000	10,511,600
Genesco, Inc.(a)	207,000	9,991,890
Sally Beauty Holdings, Inc.(a)	305,000	5,511,350
Total		50,155,840
Total Consumer Discretionary		118,770,231
Consumer Staples 2.1%
Food & Staples Retailing 1.1%
BJ’s Wholesale Club Holdings, Inc.(a)	625,000	15,825,000
Food Products 1.0%
TreeHouse Foods, Inc.(a)	226,000	13,691,080
Total Consumer Staples		29,516,080
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 4.7%
Energy Equipment & Services 0.7%
Diamond Offshore Drilling, Inc.(a)	142,645	1,362,259
Patterson-UTI Energy, Inc.	615,000	8,154,900
Total		9,517,159
Oil, Gas & Consumable Fuels 4.0%
Arch Coal, Inc.	170,000	15,837,200
Callon Petroleum Co.(a)	1,180,000	9,027,000
Carrizo Oil & Gas, Inc.(a)	525,000	5,764,500
Delek U.S. Holdings, Inc.	190,100	6,725,738
Oasis Petroleum, Inc.(a)	995,000	5,562,050
SM Energy Co.	335,000	5,473,900
Southwestern Energy Co.(a)	1,600,000	6,768,000
Total		55,158,388
Total Energy		64,675,547
Financials 30.4%
Banks 16.6%
Ameris Bancorp	370,000	15,084,900
Cathay General Bancorp	445,000	17,283,800
Chemical Financial Corp.	265,000	12,144,950
Community Bank System, Inc.	345,000	22,352,550
Hancock Whitney Corp.	375,000	16,380,000
Heritage Commerce Corp.	647,000	9,038,590
Heritage Financial Corp.	395,000	13,003,400
Independent Bank Corp.	273,000	23,240,490
Pacific Premier Bancorp, Inc.	460,000	13,731,000
Renasant Corp.	490,000	18,757,200
Sandy Spring Bancorp, Inc.	480,000	16,833,600
TCF Financial Corp.	628,000	14,381,200
UMB Financial Corp.	248,000	17,064,880
Union Bankshares Corp.	595,000	21,164,150
Total		230,460,710
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2019	7

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 2.2%
Houlihan Lokey, Inc.	340,000	15,633,200
Moelis & Co., ADR, Class A	180,000	8,029,800
Virtu Financial, Inc. Class A	300,000	7,542,000
Total		31,205,000
Consumer Finance 0.9%
SLM Corp.(a)	1,080,000	11,934,000
Insurance 5.3%
American Equity Investment Life Holding Co.	405,000	12,818,250
AMERISAFE, Inc.	235,000	14,830,850
Argo Group International Holdings Ltd.	260,000	18,072,600
CNO Financial Group, Inc.	610,000	10,388,300
Health Insurance Innovations, Inc., Class A(a)	170,800	6,355,468
MBIA, Inc.(a)	1,182,787	11,745,075
Total		74,210,543
Mortgage Real Estate Investment Trusts (REITS) 1.1%
Blackstone Mortgage Trust, Inc.	300,000	10,344,000
Invesco Mortgage Capital, Inc.	300,000	4,776,000
Total		15,120,000
Thrifts & Mortgage Finance 4.3%
Axos Financial, Inc.(a)	455,000	14,687,400
MGIC Investment Corp.(a)	1,430,000	18,561,400
OceanFirst Financial Corp.	368,700	9,291,240
WSFS Financial Corp.	395,000	17,095,600
Total		59,635,640
Total Financials		422,565,893
Health Care 4.1%
Biotechnology 0.6%
Alder Biopharmaceuticals, Inc.(a)	360,600	4,622,892
Immunomedics, Inc.(a)	205,000	3,230,800
Total		7,853,692
Health Care Equipment & Supplies 0.8%
Merit Medical Systems, Inc.(a)	201,999	11,257,404
Health Care Providers & Services 1.1%
LHC Group, Inc.(a)	144,000	15,795,360
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 1.6%
Amneal Pharmaceuticals, Inc.(a)	380,400	5,146,812
Endo International PLC(a)	430,000	4,725,700
Horizon Pharma PLC(a)	415,000	12,039,150
Total		21,911,662
Total Health Care		56,818,118
Industrials 15.7%
Airlines 2.1%
Hawaiian Holdings, Inc.	290,000	8,627,500
Skywest, Inc.	270,000	14,590,800
Spirit Airlines, Inc.(a)	102,000	5,737,500
Total		28,955,800
Building Products 1.3%
Armstrong World Industries, Inc.	255,000	18,660,900
Construction & Engineering 2.3%
Granite Construction, Inc.	285,000	13,269,600
KBR, Inc.	350,000	6,916,000
MasTec, Inc.(a)	264,000	11,399,520
Total		31,585,120
Electrical Equipment 0.8%
Sunrun, Inc.(a)	756,000	11,725,560
Machinery 3.5%
Barnes Group, Inc.	204,319	11,864,804
Evoqua Water Technologies Corp.(a)	428,600	5,820,388
Kennametal, Inc.	410,000	15,452,900
Navistar International Corp.(a)	420,000	16,115,400
Total		49,253,492
Professional Services 2.9%
ICF International, Inc.	195,000	14,726,400
Kforce, Inc.	342,000	12,657,420
Korn/Ferry International	250,000	12,197,500
Total		39,581,320
Road & Rail 1.4%
Covenant Transportation Group, Inc., Class A(a)	452,000	10,310,120
Hertz Global Holdings, Inc.(a)	452,366	8,640,191
Total		18,950,311

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Value Fund II | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 1.4%
NOW, Inc.(a)	660,000	9,523,800
Triton International Ltd.	287,600	9,464,916
Total		18,988,716
Total Industrials		217,701,219
Information Technology 10.7%
Communications Equipment 2.8%
Ciena Corp.(a)	380,000	16,210,800
Lumentum Holdings, Inc.(a)	196,900	9,795,775
Viavi Solutions, Inc.(a)	939,400	12,334,322
Total		38,340,897
Electronic Equipment, Instruments & Components 1.8%
SYNNEX Corp.	165,000	16,189,800
TTM Technologies, Inc.(a)	750,000	9,090,000
Total		25,279,800
IT Services 0.8%
Science Applications International Corp.	155,000	11,578,500
Semiconductors & Semiconductor Equipment 3.4%
Cohu, Inc.	393,000	7,030,770
Cree, Inc.(a)	250,000	13,602,500
Entegris, Inc.	385,000	13,602,050
Kulicke & Soffa Industries, Inc.	540,000	12,592,800
Total		46,828,120
Software 1.5%
Avaya Holdings Corp.(a)	540,800	8,376,992
Verint Systems, Inc.(a)	225,000	11,981,250
Total		20,358,242
Technology Hardware, Storage & Peripherals 0.4%
Electronics for Imaging, Inc.(a)	225,700	6,102,928
Total Information Technology		148,488,487
Materials 5.3%
Chemicals 1.3%
Livent Corp.(a)	444,445	5,688,896
Orion Engineered Carbons SA	435,000	12,123,450
Total		17,812,346
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 4.0%
Allegheny Technologies, Inc.(a)	579,000	16,576,770
Carpenter Technology Corp.	290,000	13,612,600
Cleveland-Cliffs, Inc.	926,100	10,270,449
Materion Corp.	270,000	15,600,600
Total		56,060,419
Total Materials		73,872,765
Real Estate 8.8%
Equity Real Estate Investment Trusts (REITS) 8.8%
American Assets Trust, Inc.	340,000	14,769,600
Brandywine Realty Trust	560,000	8,803,200
Chesapeake Lodging Trust	565,000	17,017,800
CoreCivic, Inc.	295,000	6,248,100
First Industrial Realty Trust, Inc.	615,000	20,614,800
Hudson Pacific Properties, Inc.	310,000	10,298,200
Mack-Cali Realty Corp.	595,000	12,500,950
PS Business Parks, Inc.	118,000	17,366,060
Sunstone Hotel Investors, Inc.	995,000	14,974,750
Total		122,593,460
Total Real Estate		122,593,460
Utilities 6.2%
Electric Utilities 1.8%
PNM Resources, Inc.	212,300	9,273,264
Portland General Electric Co.	305,000	15,292,700
Total		24,565,964
Gas Utilities 4.4%
New Jersey Resources Corp.	415,000	20,086,000
ONE Gas, Inc.	198,000	17,117,100
South Jersey Industries, Inc.	428,000	12,390,600
Southwest Gas Holdings, Inc.	144,000	11,799,360
Total		61,393,060
Total Utilities		85,959,024
Total Common Stocks (Cost $1,066,892,003)		1,367,298,448

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2019	9

Portfolio of Investments  (continued)
February 28, 2019
Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.523%(b),(c)	15,754,613	15,753,038
Total Money Market Funds (Cost $15,753,038)		15,753,038
Total Investments in Securities (Cost: $1,082,645,041)		1,383,051,486
Other Assets & Liabilities, Net		5,299,439
Net Assets		1,388,350,925
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.523%
	40,177,690	383,732,801	(408,155,878)	15,754,613	2,195	—	730,979	15,753,038
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Value Fund II | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	26,337,624	—	—	—	26,337,624
Consumer Discretionary	118,770,231	—	—	—	118,770,231
Consumer Staples	29,516,080	—	—	—	29,516,080
Energy	64,675,547	—	—	—	64,675,547
Financials	422,565,893	—	—	—	422,565,893
Health Care	56,818,118	—	—	—	56,818,118
Industrials	217,701,219	—	—	—	217,701,219
Information Technology	148,488,487	—	—	—	148,488,487
Materials	73,872,765	—	—	—	73,872,765
Real Estate	122,593,460	—	—	—	122,593,460
Utilities	85,959,024	—	—	—	85,959,024
Total Common Stocks	1,367,298,448	—	—	—	1,367,298,448
Money Market Funds	—	—	—	15,753,038	15,753,038
Total Investments in Securities	1,367,298,448	—	—	15,753,038	1,383,051,486
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2019	11

Statement of Assets and Liabilities
February 28, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,066,892,003)	$1,367,298,448
Affiliated issuers (cost $15,753,038)	15,753,038
Receivable for:
Investments sold	7,990,665
Capital shares sold	812,144
Dividends	1,123,398
Expense reimbursement due from Investment Manager	2,879
Prepaid expenses	3,075
Total assets	1,392,983,647
Liabilities
Payable for:
Investments purchased	2,447,410
Capital shares purchased	1,613,402
Management services fees	31,414
Distribution and/or service fees	1,100
Transfer agent fees	326,825
Compensation of board members	130,167
Compensation of chief compliance officer	13
Other expenses	82,391
Total liabilities	4,632,722
Net assets applicable to outstanding capital stock	$1,388,350,925
Represented by
Paid in capital	1,067,202,127
Total distributable earnings (loss) (Note 2)	321,148,798
Total - representing net assets applicable to outstanding capital stock	$1,388,350,925
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Value Fund II | Annual Report 2019

Statement of Assets and Liabilities  (continued)
February 28, 2019
Class A
Net assets	$144,154,726
Shares outstanding	9,540,906
Net asset value per share	$15.11
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$16.03
Advisor Class
Net assets	$85,977,503
Shares outstanding	5,458,984
Net asset value per share	$15.75
Class C
Net assets	$611,479
Shares outstanding	47,199
Net asset value per share	$12.96
Institutional Class
Net assets	$545,567,602
Shares outstanding	35,496,765
Net asset value per share	$15.37
Institutional 2 Class
Net assets	$118,653,761
Shares outstanding	7,518,886
Net asset value per share	$15.78
Institutional 3 Class
Net assets	$487,282,176
Shares outstanding	30,766,363
Net asset value per share	$15.84
Class R
Net assets	$6,103,678
Shares outstanding	412,277
Net asset value per share	$14.80
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2019	13

Statement of Operations
Year Ended February 28, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$20,801,473
Dividends — affiliated issuers	730,979
Interfund lending	1,463
Foreign taxes withheld	(66,499)
Total income	21,467,416
Expenses:
Management services fees	12,202,766
Distribution and/or service fees
Class A	396,554
Class C	34,673
Class R	39,406
Transfer agent fees
Class A	404,387
Advisor Class	190,573
Class C	8,712
Institutional Class	1,661,190
Institutional 2 Class	56,608
Institutional 3 Class	38,592
Class R	20,034
Compensation of board members	27,037
Custodian fees	13,623
Printing and postage fees	114,489
Registration fees	110,387
Audit fees	34,051
Legal fees	19,731
Compensation of chief compliance officer	321
Other	30,991
Total expenses	15,404,125
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(830,884)
Expense reduction	(20)
Total net expenses	14,573,221
Net investment income	6,894,195
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	158,221,386
Investments — affiliated issuers	2,195
Net realized gain	158,223,581
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(164,833,875)
Net change in unrealized appreciation (depreciation)	(164,833,875)
Net realized and unrealized loss	(6,610,294)
Net increase in net assets resulting from operations	$283,901
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Value Fund II | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended February 28, 2019	Year Ended February 28, 2018
Operations
Net investment income	$6,894,195	$4,900,229
Net realized gain	158,223,581	113,213,844
Net change in unrealized appreciation (depreciation)	(164,833,875)	(43,359,872)
Net increase in net assets resulting from operations	283,901	74,754,201
Distributions to shareholders
Net investment income and net realized gains
Class A	(17,596,407)
Advisor Class	(7,879,792)
Class C	(300,544)
Institutional Class	(70,660,938)
Institutional 2 Class	(12,427,431)
Institutional 3 Class	(56,205,124)
Class R	(864,604)
Net investment income
Class A		(128,970)
Advisor Class		(192,538)
Institutional Class		(2,135,836)
Institutional 2 Class		(323,201)
Institutional 3 Class		(2,133,626)
Net realized gains
Class A		(16,379,100)
Advisor Class		(6,410,439)
Class B		(1,218)
Class C		(950,843)
Institutional Class		(83,490,570)
Institutional 2 Class		(7,065,045)
Institutional 3 Class		(30,156,471)
Class R		(915,250)
Total distributions to shareholders (Note 2)	(165,934,840)	(150,283,107)
Increase (decrease) in net assets from capital stock activity	16,604,536	(62,620,415)
Total decrease in net assets	(149,046,403)	(138,149,321)
Net assets at beginning of year	1,537,397,328	1,675,546,649
Net assets at end of year	$1,388,350,925	$1,537,397,328
Undistributed (excess of distributions over) net investment income	$1,914,359	$(133,399)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2019		February 28, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,331,515	22,116,175	1,247,368	21,955,202
Distributions reinvested	1,103,156	16,608,769	908,851	15,547,929
Redemptions	(2,559,206)	(42,125,435)	(3,688,487)	(64,905,086)
Net decrease	(124,535)	(3,400,491)	(1,532,268)	(27,401,955)
Advisor Class
Subscriptions	2,606,896	39,029,354	1,717,559	31,641,432
Distributions reinvested	433,584	6,788,417	333,038	5,904,864
Redemptions	(1,604,189)	(25,365,268)	(1,773,703)	(32,498,605)
Net increase	1,436,291	20,452,503	276,894	5,047,691
Class B
Subscriptions	—	—	2	33
Distributions reinvested	—	—	70	1,047
Redemptions	—	—	(8,222)	(126,904)
Net decrease	—	—	(8,150)	(125,824)
Class C
Subscriptions	3,709	57,670	8,892	135,966
Distributions reinvested	20,220	294,553	58,125	879,696
Redemptions	(493,683)	(7,628,683)	(289,354)	(4,497,433)
Net decrease	(469,754)	(7,276,460)	(222,337)	(3,481,771)
Class I
Redemptions	—	—	(140)	(2,496)
Net decrease	—	—	(140)	(2,496)
Institutional Class
Subscriptions	8,443,028	144,567,967	6,637,598	118,044,629
Distributions reinvested	3,881,352	59,496,740	4,014,418	69,549,765
Redemptions	(18,696,763)	(316,199,177)	(29,009,817)	(510,530,441)
Net decrease	(6,372,383)	(112,134,470)	(18,357,801)	(322,936,047)
Institutional 2 Class
Subscriptions	4,194,743	73,022,362	1,234,664	22,803,797
Distributions reinvested	805,098	12,427,168	415,268	7,388,018
Redemptions	(1,894,410)	(33,103,868)	(1,440,500)	(26,313,509)
Net increase	3,105,431	52,345,662	209,432	3,878,306
Institutional 3 Class
Subscriptions	8,040,754	141,437,234	18,521,036	333,113,901
Distributions reinvested	3,004,316	47,178,276	1,660,149	29,823,708
Redemptions	(7,105,243)	(120,780,201)	(4,263,024)	(78,295,580)
Net increase	3,939,827	67,835,309	15,918,161	284,642,029
Class R
Subscriptions	132,413	2,218,597	74,665	1,290,351
Distributions reinvested	56,605	838,813	52,987	891,818
Redemptions	(269,677)	(4,274,927)	(256,259)	(4,422,517)
Net decrease	(80,659)	(1,217,517)	(128,607)	(2,240,348)
Total net increase (decrease)	1,434,218	16,604,536	(3,844,816)	(62,620,415)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Value Fund II | Annual Report 2019

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Columbia Small Cap Value Fund II | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2019	$17.11	0.03	(0.10)	(0.07)	(0.01)	(1.92)	(1.93)
Year Ended 2/28/2018	$18.01	0.01	0.75	0.76	(0.01)	(1.65)	(1.66)
Year Ended 2/28/2017	$14.07	0.01	4.85	4.86	(0.03)	(0.89)	(0.92)
Year Ended 2/29/2016	$17.60	0.02	(1.65)	(1.63)	—	(1.90)	(1.90)
Year Ended 2/28/2015	$18.61	0.02	0.71	0.73	(0.04)	(1.70)	(1.74)
Advisor Class
Year Ended 2/28/2019	$17.75	0.07	(0.11)	(0.04)	(0.04)	(1.92)	(1.96)
Year Ended 2/28/2018	$18.61	0.05	0.79	0.84	(0.05)	(1.65)	(1.70)
Year Ended 2/28/2017	$14.52	0.05	5.00	5.05	(0.07)	(0.89)	(0.96)
Year Ended 2/29/2016	$18.08	0.07	(1.70)	(1.63)	(0.03)	(1.90)	(1.93)
Year Ended 2/28/2015	$19.06	0.05	0.75	0.80	(0.08)	(1.70)	(1.78)
Class C
Year Ended 2/28/2019	$15.06	(0.11)	(0.07)	(0.18)	—	(1.92)	(1.92)
Year Ended 2/28/2018	$16.13	(0.11)	0.68	0.57	—	(1.64)	(1.64)
Year Ended 2/28/2017	$12.75	(0.10)	4.37	4.27	(0.00) (d)	(0.89)	(0.89)
Year Ended 2/29/2016	$16.25	(0.09)	(1.51)	(1.60)	—	(1.90)	(1.90)
Year Ended 2/28/2015	$17.40	(0.11)	0.66	0.55	—	(1.70)	(1.70)
Institutional Class
Year Ended 2/28/2019	$17.37	0.07	(0.11)	(0.04)	(0.04)	(1.92)	(1.96)
Year Ended 2/28/2018	$18.25	0.05	0.77	0.82	(0.05)	(1.65)	(1.70)
Year Ended 2/28/2017	$14.25	0.05	4.91	4.96	(0.07)	(0.89)	(0.96)
Year Ended 2/29/2016	$17.78	0.07	(1.67)	(1.60)	(0.03)	(1.90)	(1.93)
Year Ended 2/28/2015	$18.77	0.06	0.72	0.78	(0.07)	(1.70)	(1.77)
Institutional 2 Class
Year Ended 2/28/2019	$17.78	0.10	(0.11)	(0.01)	(0.07)	(1.92)	(1.99)
Year Ended 2/28/2018	$18.63	0.08	0.79	0.87	(0.07)	(1.65)	(1.72)
Year Ended 2/28/2017	$14.53	0.07	5.01	5.08	(0.09)	(0.89)	(0.98)
Year Ended 2/29/2016	$18.09	0.10	(1.71)	(1.61)	(0.05)	(1.90)	(1.95)
Year Ended 2/28/2015	$19.07	0.09	0.73	0.82	(0.10)	(1.70)	(1.80)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Value Fund II | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2019	$15.11	(0.15%)	1.35%	1.27% (c)	0.17%	38%	$144,155
Year Ended 2/28/2018	$17.11	4.45%	1.33%	1.29% (c)	0.04%	45%	$165,419
Year Ended 2/28/2017	$18.01	34.98%	1.30%	1.30% (c)	0.06%	58%	$201,649
Year Ended 2/29/2016	$14.07	(10.48%)	1.30%	1.30% (c)	0.15%	57%	$197,263
Year Ended 2/28/2015	$17.60	4.10%	1.30%	1.30% (c)	0.11%	38%	$263,946
Advisor Class
Year Ended 2/28/2019	$15.75	0.09%	1.10%	1.02% (c)	0.42%	38%	$85,978
Year Ended 2/28/2018	$17.75	4.73%	1.08%	1.04% (c)	0.30%	45%	$71,415
Year Ended 2/28/2017	$18.61	35.21%	1.05%	1.05% (c)	0.28%	58%	$69,709
Year Ended 2/29/2016	$14.52	(10.22%)	1.05%	1.05% (c)	0.41%	57%	$26,487
Year Ended 2/28/2015	$18.08	4.39%	1.05%	1.05% (c)	0.28%	38%	$30,000
Class C
Year Ended 2/28/2019	$12.96	(0.93%)	2.09%	2.02% (c)	(0.71%)	38%	$611
Year Ended 2/28/2018	$15.06	3.72%	2.07%	2.04% (c)	(0.72%)	45%	$7,785
Year Ended 2/28/2017	$16.13	33.93%	2.04%	2.04% (c)	(0.70%)	58%	$11,926
Year Ended 2/29/2016	$12.75	(11.18%)	2.05%	2.05% (c)	(0.60%)	57%	$11,325
Year Ended 2/28/2015	$16.25	3.34%	2.05%	2.05% (c)	(0.64%)	38%	$14,949
Institutional Class
Year Ended 2/28/2019	$15.37	0.09%	1.10%	1.02% (c)	0.42%	38%	$545,568
Year Ended 2/28/2018	$17.37	4.71%	1.07%	1.04% (c)	0.28%	45%	$727,418
Year Ended 2/28/2017	$18.25	35.26%	1.05%	1.05% (c)	0.31%	58%	$1,098,979
Year Ended 2/29/2016	$14.25	(10.22%)	1.05%	1.05% (c)	0.40%	57%	$1,007,843
Year Ended 2/28/2015	$17.78	4.39%	1.05%	1.05% (c)	0.36%	38%	$1,273,117
Institutional 2 Class
Year Ended 2/28/2019	$15.78	0.22%	0.91%	0.88%	0.60%	38%	$118,654
Year Ended 2/28/2018	$17.78	4.90%	0.90%	0.89%	0.44%	45%	$78,479
Year Ended 2/28/2017	$18.63	35.42%	0.90%	0.90%	0.39%	58%	$78,330
Year Ended 2/29/2016	$14.53	(10.10%)	0.89%	0.89%	0.59%	57%	$19,298
Year Ended 2/28/2015	$18.09	4.51%	0.89%	0.89%	0.49%	38%	$14,349
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2019	$17.84	0.11	(0.12)	(0.01)	(0.07)	(1.92)	(1.99)
Year Ended 2/28/2018	$18.68	0.09	0.80	0.89	(0.08)	(1.65)	(1.73)
Year Ended 2/28/2017	$14.56	0.08	5.03	5.11	(0.10)	(0.89)	(0.99)
Year Ended 2/29/2016	$18.12	0.11	(1.71)	(1.60)	(0.06)	(1.90)	(1.96)
Year Ended 2/28/2015	$19.10	0.10	0.72	0.82	(0.10)	(1.70)	(1.80)
Class R
Year Ended 2/28/2019	$16.84	(0.01)	(0.11)	(0.12)	—	(1.92)	(1.92)
Year Ended 2/28/2018	$17.77	(0.04)	0.75	0.71	—	(1.64)	(1.64)
Year Ended 2/28/2017	$13.91	(0.03)	4.79	4.76	(0.01)	(0.89)	(0.90)
Year Ended 2/29/2016	$17.47	(0.02)	(1.64)	(1.66)	—	(1.90)	(1.90)
Year Ended 2/28/2015	$18.49	(0.02)	0.70	0.68	—	(1.70)	(1.70)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Value Fund II | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2019	$15.84	0.27%	0.85%	0.83%	0.62%	38%	$487,282
Year Ended 2/28/2018	$17.84	4.98%	0.86%	0.84%	0.52%	45%	$478,580
Year Ended 2/28/2017	$18.68	35.55%	0.84%	0.84%	0.50%	58%	$203,778
Year Ended 2/29/2016	$14.56	(10.05%)	0.84%	0.84%	0.62%	57%	$133,139
Year Ended 2/28/2015	$18.12	4.53%	0.85%	0.85%	0.56%	38%	$112,949
Class R
Year Ended 2/28/2019	$14.80	(0.46%)	1.60%	1.52% (c)	(0.08%)	38%	$6,104
Year Ended 2/28/2018	$16.84	4.19%	1.58%	1.54% (c)	(0.21%)	45%	$8,302
Year Ended 2/28/2017	$17.77	34.67%	1.55%	1.55% (c)	(0.19%)	58%	$11,042
Year Ended 2/29/2016	$13.91	(10.73%)	1.55%	1.55% (c)	(0.10%)	57%	$10,109
Year Ended 2/28/2015	$17.47	3.86%	1.55%	1.55% (c)	(0.14%)	38%	$14,594
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2019	21

Notes to Financial Statements
February 28, 2019
Note 1. Organization
Columbia Small Cap Value Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
22	Columbia Small Cap Value Fund II | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia Small Cap Value Fund II | Annual Report 2019	23

Notes to Financial Statements  (continued)
February 28, 2019
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
24	Columbia Small Cap Value Fund II | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2019 was 0.82% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Small Cap Value Fund II | Annual Report 2019	25

Notes to Financial Statements  (continued)
February 28, 2019
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.25
Advisor Class	0.26
Class C	0.25
Institutional Class	0.25
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.25
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2019, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2019, if any, are listed below:
Amount ($)
Class A	3,987
26	Columbia Small Cap Value Fund II | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2018 through June 30, 2019	Prior to July 1, 2018
Class A	1.27%	1.27%
Advisor Class	1.02	1.02
Class C	2.02	2.02
Institutional Class	1.02	1.02
Institutional 2 Class	0.88	0.905
Institutional 3 Class	0.83	0.855
Class R	1.52	1.52
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, post-October capital losses, trustees’ deferred compensation and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(340,025)	(15,500,805)	15,840,830
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2019			Year Ended February 28, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,506,412	161,428,428	165,934,840	16,068,296	134,214,811	150,283,107
Columbia Small Cap Value Fund II | Annual Report 2019	27

Notes to Financial Statements  (continued)
February 28, 2019
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,042,454	24,032,933	—	299,534,031
At February 28, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,083,517,455	362,297,368	(62,763,337)	299,534,031
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	4,332,524
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $545,314,740 and $681,833,944, respectively, for the year ended February 28, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28	Columbia Small Cap Value Fund II | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	1,950,000	2.68	10
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 28, 2019.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At February 28, 2019, three unaffiliated shareholders of record owned 52.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Small Cap Value Fund II | Annual Report 2019	29

Notes to Financial Statements  (continued)
February 28, 2019
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Small Cap Value Fund II | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Small Cap Value Fund II
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Value Fund II (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Value Fund II | Annual Report 2019	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$170,132,160
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Small Cap Value Fund II | Annual Report 2019

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Small Cap Value Fund II | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
34	Columbia Small Cap Value Fund II | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Small Cap Value Fund II | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Small Cap Value Fund II | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Columbia Small Cap Value Fund II | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Small Cap Value Fund II | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Value Fund II | Annual Report 2019	39

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Columbia Small Cap Value Fund II
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN230_02_J01_(04/19)

Annual Report
February 28, 2019
Columbia Overseas Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Overseas Value Fund   |  Annual Report 2019

Columbia Overseas Value Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Overseas Value Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2008
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2019)
		Inception	1 Year	5 Years	10 Years
Class A*	Excluding sales charges	02/28/13	-7.96	2.83	10.27
	Including sales charges		-13.23	1.62	9.62
Advisor Class*		07/01/15	-7.80	3.10	10.67
Class C*	Excluding sales charges	02/28/13	-8.60	2.08	9.45
	Including sales charges		-9.49	2.08	9.45
Institutional Class		03/31/08	-7.69	3.09	10.67
Institutional 2 Class*		07/01/15	-7.61	3.20	10.73
Institutional 3 Class*		07/01/15	-7.64	3.26	10.76
Class R*		03/01/16	-8.20	2.60	10.15
MSCI EAFE Value Index (Net)			-7.92	0.65	8.92
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Overseas Value Fund | Annual Report 2019

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2009 — February 28, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2019)
Royal Dutch Shell PLC, Class B (United Kingdom)	4.4
Total SA (France)	3.1
Takeda Pharmaceutical Co., Ltd. (Japan)	2.6
BP PLC (United Kingdom)	2.5
AXA SA (France)	2.4
Sanofi (France)	2.3
Endesa SA (Spain)	2.0
ING Groep NV (Netherlands)	1.9
ITOCHU Corp. (Japan)	1.7
British American Tobacco PLC (United Kingdom)	1.7
Percentages indicated are based upon total investments including options purchased and excluding Money Market Funds and all other investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at February 28, 2019)
Communication Services	5.9
Consumer Discretionary	9.4
Consumer Staples	8.1
Energy	12.3
Financials	25.9
Health Care	12.9
Industrials	11.1
Information Technology	4.5
Materials	4.0
Real Estate	2.6
Utilities	3.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Overseas Value Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Country breakdown (%) (at February 28, 2019)
Argentina	0.2
Australia	1.9
Brazil	1.1
Canada	3.3
China	0.7
Denmark	0.3
Finland	1.0
France	10.8
Germany	5.1
Greece	0.1
Hong Kong	2.4
Ireland	0.3
Israel	2.2
Italy	2.0
Japan	20.8
Netherlands	7.9
Norway	0.6
Pakistan	0.6
Portugal	0.0 (a)
Russian Federation	0.5
Singapore	1.3
South Korea	1.4
Spain	4.4
Sweden	1.3
Switzerland	0.8
United Kingdom	23.1
United States(b)	5.9
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds and Exchange-Traded Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Overseas Value Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period ended February 28, 2019, the Fund’s Class A shares returned -7.96% excluding sales charges. The Fund’s benchmark, the MSCI EAFE Value Index (Net), returned -7.92% for the same time period. The Fund’s security selection was strongest within the health care, information technology, industrials and consumer discretionary sectors. Selection within communication services and materials detracted from relative return. In terms of sector allocation, an overweight to health care and an underweight to financials were additive, while an underweight to utilities detracted.
Trade tensions and decelerating global growth sparked volatility
Over the 12-month period ended February 28, 2019, international stocks generally posted declines. During the fourth quarter of 2018, global stock markets buckled under the weight of the myriad issues that had been accumulating over the course of the year. These included the ongoing U.S. trade wars with various countries, most notably China; the continued deceleration of economic growth outside the United States, which was joined in the fourth quarter by the evident slowing of the U.S. economy; monetary tightening by several global central banks; the ongoing Brexit saga (the U.K.’s exit from the European Union (EU)); budget battles between the EU and the new coalition government in Italy; violent protests in France over the high cost of living; and lastly, the breakdown in the cohort of growth stocks that had been market leaders.
Bolstered by the stimulative benefits of tax reform, the U.S. economy did not experience the slowdown that affected other international markets. This, and the resulting strong U.S. dollar, dampened the relative returns of international stocks, particularly within the emerging markets. During the fourth quarter especially, the continued political turbulence, stock market volatility and threats of trade wars resulted in “risk-off” investor sentiment that sent global stocks down sharply. However, over the first two months of 2019 international markets regained some of the lost ground as investors seemed to shrug off previous worries over the global economic slowdown and various trade conflicts.
Industry allocation and security selection
During the annual period, the Fund’s security selection was strongest within the health care, information technology, industrials and consumer discretionary sectors. Selection within communication services and materials detracted from relative return. In terms of sector allocation, an overweight to health care and an underweight to financials were additive, while an underweight to utilities detracted. On a country basis, security selection was strongest within Japan and Spain. The Fund’s allocation to U.S. stocks contributed to results. Security selection within Germany and the U.K. detracted, as did an underweight to Switzerland.
The largest individual contributor to performance came from the Fund’s position in the Irish biopharmaceutical company Shire Plc. Shares of Shire rose at the start of the period on news of a potential acquisition by a Japanese pharmaceutical company, Takeda Pharmaceutical Co. Ltd., that culminated in a $62 billion transaction in December 2018. The Japanese internet security provider Digital Arts, Inc. was another top contributor to Fund performance. Digital Arts’ shares rose throughout the period as the company reported impressive sales growth that offset expenses related to company expansion. The Spanish utility company Endesa, S.A. was another notable contributor. Endesa’s shares rallied significantly during the market sell-off in the fourth quarter as investors sought defensive stocks with more predictable cash flows. Conversely, the Canadian gaming and online gambling company Stars Group Inc. represented the largest detractor from relative return. Shares of Stars Group fell after the company reported a decline in gross margins amid weakened sentiment regarding the online gaming sector against a backdrop of rising regulatory costs. Lastly, the British investment broker TP ICAP plc stumbled based on company officials’ profit warnings and the replacement of the company’s CEO.
During the period, the Fund used forward foreign currency contracts to hedge currency exposure associated with Fund securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in the benchmark, and/or to adjust an underweight country exposure in the portfolio. The Fund used equity index futures to manage exposure to the securities market and to maintain equity market exposure while managing cash flows. The Fund used options contracts to help efficiently exit from particular positions, or to implement a particular tactical view on the overall market without having to trade in the Fund’s underlying securities. On a stand-alone basis, the use of these derivatives had a negative impact on Fund performance.
Columbia Overseas Value Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
At period’s end
At the close of the reporting period, the Fund was defensively positioned, with overweights in health care as well as some longer term growth technology names. In addition, we continued to underweight some cyclical sectors, including materials and financials, based on our expectations for a continued deceleration in global growth. On a country basis, the Fund was underweight in Japan, Switzerland, Australia and Germany, and overweight in the United States (not in the benchmark), the Netherlands and South Korea. While our outlook for Japan was generally favorable, the Fund was underweight there on concerns that the yen, generally viewed as a safe haven asset, may strengthen and hurt Japanese exporters.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Overseas Value Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2018 — February 28, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	974.00	1,018.70	6.02	6.16	1.23
Advisor Class	1,000.00	1,000.00	974.40	1,019.93	4.80	4.91	0.98
Class C	1,000.00	1,000.00	970.80	1,014.98	9.68	9.89	1.98
Institutional Class	1,000.00	1,000.00	975.40	1,019.93	4.80	4.91	0.98
Institutional 2 Class	1,000.00	1,000.00	975.30	1,020.48	4.26	4.36	0.87
Institutional 3 Class	1,000.00	1,000.00	975.70	1,020.63	4.11	4.21	0.84
Class R	1,000.00	1,000.00	973.10	1,017.46	7.24	7.40	1.48
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Overseas Value Fund | Annual Report 2019	7

Portfolio of Investments
February 28, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Argentina 0.2%
Banco Macro SA, ADR	79,689	4,024,294
Australia 1.9%
Ansell Ltd.	1,368,747	23,930,045
National Australia Bank Ltd.	537,161	9,588,887
Total		33,518,932
Brazil 1.1%
Pagseguro Digital Ltd., Class A(a)	683,962	19,239,851
Canada 3.3%
Cott Corp.	1,796,297	26,962,418
Stars Group, Inc. (The)(a)	1,014,290	16,910,614
Yamana Gold, Inc.	5,699,465	14,704,620
Total		58,577,652
China 0.7%
BeiGene Ltd., ADR(a)	18,465	2,530,628
Tencent Holdings Ltd.	233,100	9,982,100
Total		12,512,728
Denmark 0.3%
Pandora A/S	90,003	4,722,881
Finland 1.0%
UPM-Kymmene OYJ	595,061	17,950,109
France 10.9%
Aperam SA	180,686	5,902,568
AXA SA	1,639,173	41,568,500
BNP Paribas SA	295,518	15,144,642
Capgemini SE	183,618	21,971,670
DBV Technologies SA, ADR(a)	95,774	779,600
Eiffage SA	118,116	11,524,626
Sanofi	487,069	40,720,201
Total SA	951,965	54,129,772
Total		191,741,579
Germany 5.1%
Allianz SE, Registered Shares	112,367	24,999,983
BASF SE	154,122	11,743,747
Bayer AG, Registered Shares	228,567	18,271,633
Duerr AG	314,544	12,858,537
Common Stocks (continued)
Issuer	Shares	Value ($)
E.ON SE	2,031,581	22,380,297
Total		90,254,197
Greece 0.1%
Piraeus Bank SA(a)	707,647	990,043
Hong Kong 2.4%
Link REIT (The)	1,344,500	15,207,881
WH Group Ltd.	30,688,500	27,213,188
Total		42,421,069
Ireland 0.3%
Amarin Corp. PLC, ADR(a)	85,756	1,755,425
ICON PLC(a)	20,903	2,926,002
Total		4,681,427
Israel 2.2%
Bank Hapoalim BM	3,953,601	27,216,186
Bezeq The Israeli Telecommunication Corp., Ltd.	12,457,555	10,923,218
Total		38,139,404
Italy 2.0%
Esprinet SpA	1,155,413	4,606,355
Recordati SpA	796,408	29,957,246
Total		34,563,601
Japan 20.9%
Amano Corp.	443,700	9,428,049
BayCurrent Consulting, Inc.	415,700	12,485,440
CYBERDYNE, Inc.(a)	118,600	700,696
Dai-ichi Life Holdings, Inc.	1,034,700	15,766,791
Hoya Corp.	191,300	11,695,592
Invincible Investment Corp.	25,212	11,468,943
ITOCHU Corp.	1,670,000	29,998,137
Katitas Co., Ltd.	156,400	4,902,855
Kinden Corp.	635,400	10,314,155
Koito Manufacturing Co., Ltd.	157,900	9,136,624
Matsumotokiyoshi Holdings Co., Ltd.	655,800	22,456,226
Nihon M&A Center, Inc.	1,034,100	26,170,429
Nippon Telegraph & Telephone Corp.	563,700	24,364,615
ORIX Corp.	1,784,100	25,831,232
Round One Corp.	858,200	11,176,222
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Overseas Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Ship Healthcare Holdings, Inc.	183,300	6,947,191
Sony Corp.	434,800	20,877,146
Starts Corp., Inc.	255,700	5,579,122
Sumitomo Mitsui Financial Group, Inc.	780,700	27,740,851
Suzuki Motor Corp.	133,700	6,865,429
Takeda Pharmaceutical Co., Ltd.	1,155,077	46,483,730
Takuma Co., Ltd.	883,545	11,715,186
Toyota Motor Corp.	269,700	16,297,624
Total		368,402,285
Netherlands 7.9%
ABN AMRO Group NV	1,219,011	29,561,530
ASR Nederland NV	648,123	28,559,403
ING Groep NV	2,527,116	33,435,795
Koninklijke Ahold Delhaize NV	854,521	22,039,519
Signify NV	993,239	26,379,875
Total		139,976,122
Norway 0.6%
BW LPG Ltd.(a)	2,512,075	8,208,541
Kongsberg Automotive ASA(a)	3,221,822	3,106,360
Total		11,314,901
Pakistan 0.6%
DG Khan Cement Co., Ltd.	7,755,900	5,167,054
Lucky Cement Ltd.	1,517,700	5,114,594
Total		10,281,648
Portugal 0.0%
Banco Espirito Santo SA, Registered Shares(a),(b),(c)	3,582,817	4
Russian Federation 0.5%
Sberbank of Russia PJSC, ADR	736,398	9,396,438
Singapore 1.3%
DBS Group Holdings Ltd.	1,263,000	23,155,523
South Korea 1.4%
GS Home Shopping, Inc.	20,951	3,428,613
Hyundai Home Shopping Network Corp.	101,421	9,820,734
Youngone Corp.	361,273	11,264,623
Total		24,513,970
Common Stocks (continued)
Issuer	Shares	Value ($)
Spain 4.4%
ACS Actividades de Construccion y Servicios SA	504,150	22,352,890
Banco Santander SA	1,766,185	8,630,432
Endesa SA	1,375,013	34,642,771
Tecnicas Reunidas SA	420,421	11,247,443
Total		76,873,536
Sweden 1.3%
Granges AB	820,109	8,586,460
Hemfosa Fastigheter AB	1,697,508	14,501,232
Total		23,087,692
Switzerland 0.8%
Autoneum Holding AG	30,329	4,986,713
Novartis AG, Registered Shares	108,110	9,861,564
Total		14,848,277
United Kingdom 23.1%
Barclays Bank PLC	7,387,863	16,085,857
BP PLC	6,264,784	44,404,868
British American Tobacco PLC	818,959	29,963,544
BT Group PLC	8,202,392	23,357,728
Crest Nicholson Holdings PLC	1,346,923	6,981,606
DCC PLC	339,380	29,371,410
Greene King PLC	2,805,782	24,561,557
GW Pharmaceuticals PLC, ADR(a)	14,743	2,535,943
HSBC Holdings PLC	2,769,018	22,509,893
Imperial Brands PLC	367,755	12,245,509
Inchcape PLC	903,806	6,773,010
Intermediate Capital Group PLC	1,195,276	16,614,509
John Wood Group PLC	1,827,904	12,616,785
Just Group PLC	17,717,610	24,228,238
Legal & General Group PLC	4,846,154	18,036,111
Nightstar Therapeutics PLC, ADR(a)	148,723	2,204,075
Royal Dutch Shell PLC, Class B	2,485,394	77,945,778
TP ICAP PLC	6,246,723	26,289,380
WPP PLC	1,051,697	11,519,233
Total		408,245,034

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 4.1%
ACADIA Pharmaceuticals, Inc.(a)	93,712	2,483,368
Aerie Pharmaceuticals, Inc.(a)	39,821	1,858,446
Alexion Pharmaceuticals, Inc.(a)	24,201	3,275,121
Broadcom, Inc.	56,113	15,451,276
Insmed, Inc.(a)	96,361	2,857,104
Liberty Global PLC, Class C(a)	872,725	22,158,488
NVIDIA Corp.	53,279	8,218,818
Puma Biotechnology, Inc.(a)	41,159	1,144,632
Quotient Ltd.(a)	754,981	7,980,149
Sage Therapeutics, Inc.(a)	15,480	2,465,190
Teekay Tankers Ltd., Class A	4,295,389	4,596,066
Total		72,488,658
Total Common Stocks (Cost $1,776,182,995)		1,735,921,855

Exchange-Traded Funds 1.2%
	Shares	Value ($)
United States 1.2%
iShares MSCI EAFE ETF	325,766	20,936,981
Total Exchange-Traded Funds (Cost $20,434,975)		20,936,981
Options Purchased Calls 0.0%
Value ($)
(Cost $1,219,812)	700,575

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.523%(d),(e)	9,754,825	9,753,850
Total Money Market Funds (Cost $9,753,850)		9,753,850
Total Investments in Securities (Cost $1,807,591,632)		1,767,313,261
Other Assets & Liabilities, Net		(3,043,031)
Net Assets		$1,764,270,230

At February 28, 2019, securities and/or cash totaling $100,000 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
31,272,000 CAD	23,459,513 USD	Goldman Sachs	03/20/2019	—	(314,043)
22,889,000 GBP	29,989,626 USD	Goldman Sachs	03/20/2019	—	(395,197)
92,071,000 ILS	25,152,575 USD	Goldman Sachs	03/20/2019	—	(276,743)
2,032,179,000 JPY	18,567,686 USD	Goldman Sachs	03/20/2019	311,980	—
22,606,360,000 KRW	20,076,696 USD	Goldman Sachs	03/20/2019	—	(24,156)
3,464,034 USD	4,883,000 AUD	Goldman Sachs	03/20/2019	711	—
87,314,687 USD	122,137,000 AUD	Goldman Sachs	03/20/2019	—	(652,060)
8,389,309 USD	8,303,000 CHF	Goldman Sachs	03/20/2019	—	(57,023)
3,465,124 USD	3,067,000 EUR	Goldman Sachs	03/20/2019	28,309	—
10,061,393 USD	8,798,000 EUR	Goldman Sachs	03/20/2019	—	(40,126)
11,732,124 USD	105,335,000 SEK	Goldman Sachs	03/20/2019	—	(312,249)
Total				341,000	(2,071,597)

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Overseas Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
CBOE Volatility Index	Deutsche Bank	USD	27,873,544	18,682	20.00	03/19/2019	1,219,812	700,575

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
ACADIA Pharmaceuticals, Inc.	Deutsche Bank	USD	(2,483,050)	(937)	28.00	3/15/2019	(45,876)	(46,850)
GW Pharmaceuticals PLC	Deutsche Bank	USD	(2,528,547)	(147)	185.00	3/15/2019	(23,877)	(23,152)
Total							(69,753)	(70,002)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2019, the total value of these securities amounted to $4, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at February 28, 2019.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.523%
	24,879,162	791,906,113	(807,030,450)	9,754,825	4,971	492	364,958	9,753,850
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
ILS	New Israeli Sheqel
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	4,024,294	—	—	—	4,024,294
Australia	—	33,518,932	—	—	33,518,932
Brazil	19,239,851	—	—	—	19,239,851
Canada	58,577,652	—	—	—	58,577,652
China	2,530,628	9,982,100	—	—	12,512,728
Denmark	—	4,722,881	—	—	4,722,881
Finland	—	17,950,109	—	—	17,950,109
France	779,600	190,961,979	—	—	191,741,579
Germany	—	90,254,197	—	—	90,254,197
Greece	—	990,043	—	—	990,043
Hong Kong	—	42,421,069	—	—	42,421,069
Ireland	4,681,427	—	—	—	4,681,427
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Overseas Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Israel	—	38,139,404	—	—	38,139,404
Italy	—	34,563,601	—	—	34,563,601
Japan	—	368,402,285	—	—	368,402,285
Netherlands	—	139,976,122	—	—	139,976,122
Norway	—	11,314,901	—	—	11,314,901
Pakistan	—	10,281,648	—	—	10,281,648
Portugal	—	—	4	—	4
Russian Federation	—	9,396,438	—	—	9,396,438
Singapore	—	23,155,523	—	—	23,155,523
South Korea	—	24,513,970	—	—	24,513,970
Spain	—	76,873,536	—	—	76,873,536
Sweden	—	23,087,692	—	—	23,087,692
Switzerland	—	14,848,277	—	—	14,848,277
United Kingdom	4,740,018	403,505,016	—	—	408,245,034
United States	72,488,658	—	—	—	72,488,658
Total Common Stocks	167,062,128	1,568,859,723	4	—	1,735,921,855
Exchange-Traded Funds	20,936,981	—	—	—	20,936,981
Options Purchased Calls	700,575	—	—	—	700,575
Money Market Funds	—	—	—	9,753,850	9,753,850
Total Investments in Securities	188,699,684	1,568,859,723	4	9,753,850	1,767,313,261
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	341,000	—	—	341,000
Liability
Forward Foreign Currency Exchange Contracts	—	(2,071,597)	—	—	(2,071,597)
Options Contracts Written	(70,002)	—	—	—	(70,002)
Total	188,629,682	1,567,129,126	4	9,753,850	1,765,512,662
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2019	13

Statement of Assets and Liabilities
February 28, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,796,617,970)	$1,756,858,836
Affiliated issuers (cost $9,753,850)	9,753,850
Options purchased (cost $1,219,812)	700,575
Foreign currency (cost $1,767,194)	1,767,195
Cash collateral held at broker for:
Forward foreign currency exchange contracts	100,000
Unrealized appreciation on forward foreign currency exchange contracts	341,000
Receivable for:
Investments sold	17,052,673
Capital shares sold	2,479,077
Dividends	4,174,550
Foreign tax reclaims	1,893,081
Expense reimbursement due from Investment Manager	5,053
Prepaid expenses	2,654
Total assets	1,795,128,544
Liabilities
Option contracts written, at value (premiums received $69,753)	70,002
Unrealized depreciation on forward foreign currency exchange contracts	2,071,597
Payable for:
Investments purchased	25,927,751
Capital shares purchased	2,160,885
Management services fees	38,972
Distribution and/or service fees	3,580
Transfer agent fees	171,560
Compensation of board members	193,660
Compensation of chief compliance officer	20
Other expenses	220,287
Total liabilities	30,858,314
Net assets applicable to outstanding capital stock	$1,764,270,230
Represented by
Paid in capital	2,098,347,951
Total distributable earnings (loss) (Note 2)	(334,077,721)
Total - representing net assets applicable to outstanding capital stock	$1,764,270,230
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Overseas Value Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
February 28, 2019
Class A
Net assets	$341,197,756
Shares outstanding	36,931,281
Net asset value per share	$9.24
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.80
Advisor Class
Net assets	$161,150,252
Shares outstanding	17,491,060
Net asset value per share	$9.21
Class C
Net assets	$42,164,985
Shares outstanding	4,584,682
Net asset value per share	$9.20
Institutional Class
Net assets	$432,060,987
Shares outstanding	46,705,425
Net asset value per share	$9.25
Institutional 2 Class
Net assets	$533,584,198
Shares outstanding	58,006,727
Net asset value per share	$9.20
Institutional 3 Class
Net assets	$248,248,196
Shares outstanding	26,956,786
Net asset value per share	$9.21
Class R
Net assets	$5,863,856
Shares outstanding	650,104
Net asset value per share	$9.02
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2019	15

Statement of Operations
Year Ended February 28, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$46,190,829
Dividends — affiliated issuers	364,958
Foreign taxes withheld	(3,732,351)
Total income	42,823,436
Expenses:
Management services fees	11,261,888
Distribution and/or service fees
Class A	900,357
Class C	463,486
Class R	21,106
Class T	1,721
Transfer agent fees
Class A	548,836
Advisor Class	199,089
Class C	70,576
Institutional Class	592,467
Institutional 2 Class	141,789
Institutional 3 Class	17,543
Class K	2
Class R	6,477
Class T	1,035
Plan administration fees
Class K	9
Compensation of board members	21,989
Custodian fees	211,848
Printing and postage fees	217,050
Registration fees	282,085
Audit fees	101,485
Legal fees	18,683
Interest on collateral	1,524
Interest on interfund lending	114
Compensation of chief compliance officer	276
Other	47,687
Total expenses	15,129,122
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(634,875)
Fees waived by transfer agent
Institutional 2 Class	(44,264)
Expense reduction	(433)
Total net expenses	14,449,550
Net investment income	28,373,886
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Overseas Value Fund | Annual Report 2019

Statement of Operations  (continued)
Year Ended February 28, 2019
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$14,179,159
Investments — affiliated issuers	4,971
Foreign currency translations	(135,894)
Forward foreign currency exchange contracts	(2,019,913)
Futures contracts	(631,975)
Options purchased	(1,066,885)
Options contracts written	418,347
Net realized gain	10,747,810
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(123,180,116)
Investments — affiliated issuers	492
Foreign currency translations	9,001
Forward foreign currency exchange contracts	(3,198,463)
Options purchased	(519,237)
Options contracts written	(249)
Net change in unrealized appreciation (depreciation)	(126,888,572)
Net realized and unrealized loss	(116,140,762)
Net decrease in net assets resulting from operations	$(87,766,876)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2019	17

Statement of Changes in Net Assets
	Year Ended February 28, 2019	Year Ended February 28, 2018
Operations
Net investment income	$28,373,886	$13,801,567
Net realized gain	10,747,810	37,548,733
Net change in unrealized appreciation (depreciation)	(126,888,572)	126,751,363
Net increase (decrease) in net assets resulting from operations	(87,766,876)	178,101,663
Distributions to shareholders
Net investment income and net realized gains
Class A	(11,129,073)
Advisor Class	(4,877,227)
Class C	(1,101,771)
Institutional Class	(13,232,351)
Institutional 2 Class	(11,949,202)
Institutional 3 Class	(7,891,502)
Class R	(129,052)
Class T	(12,607)
Net investment income
Class A		(4,949,741)
Advisor Class		(758,760)
Class C		(297,974)
Institutional Class		(3,378,171)
Institutional 2 Class		(536,614)
Institutional 3 Class		(6,015,196)
Class K		(2,287)
Class R		(34,668)
Class T		(16,528)
Net realized gains
Class A		(5,591,761)
Advisor Class		(759,190)
Class C		(549,438)
Institutional Class		(3,380,087)
Institutional 2 Class		(504,599)
Institutional 3 Class		(5,537,346)
Class K		(2,410)
Class R		(44,972)
Class T		(18,867)
Total distributions to shareholders (Note 2)	(50,322,785)	(32,378,609)
Increase in net assets from capital stock activity	691,732,292	374,877,174
Total increase in net assets	553,642,631	520,600,228
Net assets at beginning of year	1,210,627,599	690,027,371
Net assets at end of year	$1,764,270,230	$1,210,627,599
Excess of distributions over net investment income	$(2,752,387)	$(3,232,467)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Overseas Value Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2019		February 28, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	10,252,736	100,421,639	12,543,287	127,173,811
Distributions reinvested	1,167,990	10,628,368	977,450	9,862,470
Redemptions	(9,579,912)	(90,346,038)	(7,065,293)	(67,527,392)
Net increase	1,840,814	20,703,969	6,455,444	69,508,889
Advisor Class
Subscriptions	16,608,652	158,458,810	5,323,467	55,021,216
Distributions reinvested	549,056	4,875,876	150,875	1,517,803
Redemptions	(7,267,321)	(64,550,993)	(660,408)	(6,512,973)
Net increase	9,890,387	98,783,693	4,813,934	50,026,046
Class B
Redemptions	—	—	(126,009)	(1,181,042)
Net decrease	—	—	(126,009)	(1,181,042)
Class C
Subscriptions	2,382,707	23,294,142	2,833,580	29,088,297
Distributions reinvested	116,574	1,079,628	81,799	822,081
Redemptions	(2,239,354)	(21,194,842)	(1,045,493)	(10,029,789)
Net increase	259,927	3,178,928	1,869,886	19,880,589
Class I
Subscriptions	—	—	130,010	1,122,106
Redemptions	—	—	(32,248,837)	(283,052,237)
Net decrease	—	—	(32,118,827)	(281,930,131)
Institutional Class
Subscriptions	37,501,046	356,509,812	28,471,007	284,635,649
Distributions reinvested	1,404,912	12,660,249	612,275	6,183,975
Redemptions	(22,037,346)	(203,937,393)	(6,045,520)	(59,899,825)
Net increase	16,868,612	165,232,668	23,037,762	230,919,799
Institutional 2 Class
Subscriptions	58,444,628	534,350,296	5,005,130	52,263,079
Distributions reinvested	1,395,264	11,881,874	103,588	1,041,062
Redemptions	(8,493,058)	(76,627,116)	(1,977,083)	(19,906,842)
Net increase	51,346,834	469,605,054	3,131,635	33,397,299
Institutional 3 Class
Subscriptions	11,498,746	110,803,219	35,689,701	318,614,140
Distributions reinvested	881,444	7,891,406	1,148,354	11,552,438
Redemptions	(18,347,804)	(186,649,689)	(5,552,234)	(54,174,936)
Net increase (decrease)	(5,967,614)	(67,955,064)	31,285,821	275,991,642
Class K
Distributions reinvested	—	—	455	4,598
Redemptions	(14,117)	(147,944)	(2,685)	(23,369)
Net decrease	(14,117)	(147,944)	(2,230)	(18,771)
Class R
Subscriptions	452,712	4,200,572	296,916	2,953,920
Distributions reinvested	12,449	109,035	6,260	61,720
Redemptions	(121,077)	(1,105,947)	(113,897)	(1,089,331)
Net increase	344,084	3,203,660	189,279	1,926,309
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2019	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2019		February 28, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	—	—	12,187	105,694
Distributions reinvested	1,259	12,568	3,506	35,304
Redemptions	(99,744)	(885,240)	(2,697,739)	(23,784,453)
Net decrease	(98,485)	(872,672)	(2,682,046)	(23,643,455)
Total net increase	74,470,442	691,732,292	35,854,649	374,877,174
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Overseas Value Fund | Annual Report 2019

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Columbia Overseas Value Fund | Annual Report 2019	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Class A
Year Ended 2/28/2019	$10.37	0.20	(1.03)	(0.83)	(0.13)	(0.17)	—	(0.30)
Year Ended 2/28/2018	$8.52	0.14	2.04	2.18	(0.15)	(0.18)	—	(0.33)
Year Ended 2/28/2017	$7.46	0.17	1.04	1.21	(0.15)	—	—	(0.15)
Year Ended 2/29/2016	$8.65	0.16	(1.18)	(1.02)	(0.17)	—	—	(0.17)
Year Ended 2/28/2015	$9.20	0.20	(0.49)	(0.29)	(0.26)	—	(0.00) (h)	(0.26)
Advisor Class
Year Ended 2/28/2019	$10.35	0.20	(1.02)	(0.82)	(0.15)	(0.17)	—	(0.32)
Year Ended 2/28/2018	$8.49	0.15	2.06	2.21	(0.17)	(0.18)	—	(0.35)
Year Ended 2/28/2017	$7.43	0.12	1.10	1.22	(0.16)	—	—	(0.16)
Year Ended 2/29/2016(i)	$8.78	0.01	(1.17)	(1.16)	(0.19)	—	—	(0.19)
Class C
Year Ended 2/28/2019	$10.31	0.13	(1.02)	(0.89)	(0.05)	(0.17)	—	(0.22)
Year Ended 2/28/2018	$8.48	0.06	2.04	2.10	(0.09)	(0.18)	—	(0.27)
Year Ended 2/28/2017	$7.44	0.06	1.08	1.14	(0.10)	—	—	(0.10)
Year Ended 2/29/2016	$8.64	0.09	(1.17)	(1.08)	(0.12)	—	—	(0.12)
Year Ended 2/28/2015	$9.18	0.13	(0.47)	(0.34)	(0.20)	—	(0.00) (h)	(0.20)
Institutional Class
Year Ended 2/28/2019	$10.38	0.21	(1.02)	(0.81)	(0.15)	(0.17)	—	(0.32)
Year Ended 2/28/2018	$8.53	0.15	2.05	2.20	(0.17)	(0.18)	—	(0.35)
Year Ended 2/28/2017	$7.46	0.12	1.11	1.23	(0.16)	—	—	(0.16)
Year Ended 2/29/2016	$8.66	0.10	(1.11)	(1.01)	(0.19)	—	—	(0.19)
Year Ended 2/28/2015	$9.20	0.23	(0.48)	(0.25)	(0.29)	—	(0.00) (h)	(0.29)
Institutional 2 Class
Year Ended 2/28/2019	$10.33	0.14	(0.94)	(0.80)	(0.16)	(0.17)	—	(0.33)
Year Ended 2/28/2018	$8.48	0.18	2.03	2.21	(0.18)	(0.18)	—	(0.36)
Year Ended 2/28/2017	$7.42	0.15	1.09	1.24	(0.18)	—	—	(0.18)
Year Ended 2/29/2016(k)	$8.78	0.02	(1.18)	(1.16)	(0.20)	—	—	(0.20)
Institutional 3 Class
Year Ended 2/28/2019	$10.35	0.23	(1.03)	(0.80)	(0.17)	(0.17)	—	(0.34)
Year Ended 2/28/2018	$8.49	0.21	2.02	2.23	(0.19)	(0.18)	—	(0.37)
Year Ended 2/28/2017	$7.42	0.07	1.18	1.25	(0.18)	—	—	(0.18)
Year Ended 2/29/2016(l)	$8.78	0.07	(1.22)	(1.15)	(0.21)	—	—	(0.21)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Overseas Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2019	$9.24	(7.96%)	1.29% (c),(d)	1.25% (c),(d),(e)	2.10%	58%	$341,198
Year Ended 2/28/2018	$10.37	25.72%	1.36% (f)	1.36% (e),(f)	1.41%	47%	$363,817
Year Ended 2/28/2017	$8.52	16.25%	1.45% (g)	1.45% (g)	2.13%	89%	$243,879
Year Ended 2/29/2016	$7.46	(11.95%)	1.44%	1.44% (e)	1.93%	68%	$171,630
Year Ended 2/28/2015	$8.65	(2.92%)	1.40%	1.40% (e)	2.32%	74%	$188,171
Advisor Class
Year Ended 2/28/2019	$9.21	(7.80%)	1.04% (c),(d)	0.99% (c),(d),(e)	2.10%	58%	$161,150
Year Ended 2/28/2018	$10.35	26.18%	1.11% (f)	1.10% (e),(f)	1.47%	47%	$78,634
Year Ended 2/28/2017	$8.49	16.55%	1.20% (g)	1.20% (g)	1.48%	89%	$23,666
Year Ended 2/29/2016(i)	$7.43	(13.43%)	1.23% (j)	1.21% (e),(j)	0.22% (j)	68%	$1,425
Class C
Year Ended 2/28/2019	$9.20	(8.60%)	2.04% (c),(d)	2.00% (c),(d),(e)	1.41%	58%	$42,165
Year Ended 2/28/2018	$10.31	24.87%	2.11% (f)	2.10% (e),(f)	0.61%	47%	$44,594
Year Ended 2/28/2017	$8.48	15.32%	2.20% (g)	2.20% (g)	0.80%	89%	$20,829
Year Ended 2/29/2016	$7.44	(12.66%)	2.19%	2.19% (e)	1.08%	68%	$5,345
Year Ended 2/28/2015	$8.64	(3.60%)	2.16%	2.16% (e)	1.54%	74%	$4,597
Institutional Class
Year Ended 2/28/2019	$9.25	(7.69%)	1.04% (c),(d)	1.00% (c),(d),(e)	2.23%	58%	$432,061
Year Ended 2/28/2018	$10.38	25.94%	1.11% (f)	1.10% (e),(f)	1.46%	47%	$309,845
Year Ended 2/28/2017	$8.53	16.63%	1.20% (g)	1.20% (g)	1.52%	89%	$57,964
Year Ended 2/29/2016	$7.46	(11.87%)	1.22%	1.20% (e)	1.25%	68%	$3,660
Year Ended 2/28/2015	$8.66	(2.56%)	1.16%	1.16% (e)	2.64%	74%	$340
Institutional 2 Class
Year Ended 2/28/2019	$9.20	(7.61%)	0.96% (c),(d)	0.88% (c),(d)	1.58%	58%	$533,584
Year Ended 2/28/2018	$10.33	26.23%	0.99% (f)	0.98% (f)	1.82%	47%	$68,822
Year Ended 2/28/2017	$8.48	16.79%	0.98% (g)	0.98% (g)	1.82%	89%	$29,936
Year Ended 2/29/2016(k)	$7.42	(13.41%)	1.04% (j)	1.04% (j)	0.45% (j)	68%	$768
Institutional 3 Class
Year Ended 2/28/2019	$9.21	(7.64%)	0.89% (c),(d)	0.85% (c),(d)	2.36%	58%	$248,248
Year Ended 2/28/2018	$10.35	26.37%	0.94% (f)	0.93% (f)	2.08%	47%	$340,651
Year Ended 2/28/2017	$8.49	16.95%	0.95% (g)	0.95% (g)	0.85%	89%	$13,916
Year Ended 2/29/2016(l)	$7.42	(13.34%)	0.92% (j)	0.92% (j)	1.26% (j)	68%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2019	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Class R
Year Ended 2/28/2019	$10.13	0.15	(0.99)	(0.84)	(0.10)	(0.17)	—	(0.27)
Year Ended 2/28/2018	$8.33	0.08	2.03	2.11	(0.13)	(0.18)	—	(0.31)
Year Ended 2/28/2017(m)	$7.46	0.06	0.94	1.00	(0.13)	—	—	(0.13)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
02/28/2017	0.01%	0.02%	0.02%	0.02%	0.02%	0.03%	0.02%

(h)	Rounds to zero.
(i)	Advisor Class shares commenced operations on July 1, 2015. Per share data and total return reflect activity from that date.
(j)	Annualized.
(k)	Institutional 2 Class shares commenced operations on July 1, 2015. Per share data and total return reflect activity from that date.
(l)	Institutional 3 Class shares commenced operations on July 1, 2015. Per share data and total return reflect activity from that date.
(m)	Class R shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Overseas Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/28/2019	$9.02	(8.20%)	1.55% (c),(d)	1.49% (c),(d),(e)	1.57%	58%	$5,864
Year Ended 2/28/2018	$10.13	25.46%	1.61% (f)	1.59% (e),(f)	0.80%	47%	$3,099
Year Ended 2/28/2017(m)	$8.33	13.47%	1.70% (g),(j)	1.70% (g),(j)	0.72% (j)	89%	$972
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2019	25

Notes to Financial Statements
February 28, 2019
Note 1. Organization
Columbia Overseas Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which
26	Columbia Overseas Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Overseas Value Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
February 28, 2019
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty
28	Columbia Overseas Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Columbia Overseas Value Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
February 28, 2019
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Investments, at value — Options Purchased	700,575
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	341,000
Total		1,041,575

30	Columbia Overseas Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	70,002
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,071,597
Total		2,141,599
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	(631,975)	418,347	(1,066,885)	(1,280,513)
Foreign exchange risk	(2,019,913)	—	—	—	(2,019,913)
Total	(2,019,913)	(631,975)	418,347	(1,066,885)	(3,300,426)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	(249)	(519,237)	(519,486)
Foreign exchange risk	(3,198,463)	—	—	(3,198,463)
Total	(3,198,463)	(249)	(519,237)	(3,717,949)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	520,792

Derivative instrument	Average value ($)**
Options contracts — purchased	234,984
Options contracts — written	(59,507)

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	1,202,322	(1,384,765)

*	Based on the ending daily outstanding amounts for the year ended February 28, 2019.
**	Based on the ending quarterly outstanding amounts for the year ended February 28, 2019.
Columbia Overseas Value Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
February 28, 2019
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2019:
	Deutsche Bank ($)	Goldman Sachs ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	341,000	341,000
Options purchased calls	700,575	-	700,575
Total assets	700,575	341,000	1,041,575
Liabilities
Forward foreign currency exchange contracts	-	2,071,597	2,071,597
Options contracts written	70,002	-	70,002
Total liabilities	70,002	2,071,597	2,141,599
Total financial and derivative net assets	630,573	(1,730,597)	(1,100,024)
Total collateral received (pledged) (a)	-	(100,000)	(100,000)
Net amount (b)	630,573	(1,630,597)	(1,000,024)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
32	Columbia Overseas Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
Columbia Overseas Value Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
February 28, 2019
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2019 was 0.82% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended February 28, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $14,086,111 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
34	Columbia Overseas Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Effective November 2, 2018 through June 30, 2020, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.04% of the average daily net assets attributable to Institutional 2 Class shares.
For the year ended February 28, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class K	0.00 (a)
Class R	0.15
Class T	0.12 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2019, these minimum account balance fees reduced total expenses of the Fund by $433.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a service fee or distribution fee for Class T shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Columbia Overseas Value Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
February 28, 2019
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2019, if any, are listed below:
Amount ($)
Class A	578,411
Class C	16,462
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	November 2, 2018 through June 30, 2020	Prior to November 2, 2018
Class A	1.22%	1.28%
Advisor Class	0.97	1.03
Class C	1.97	2.03
Institutional Class	0.97	1.03
Institutional 2 Class	0.86	0.92
Institutional 3 Class	0.83	0.87
Class R	1.47	1.53
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective November 2, 2018 through June 30, 2020, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class, unless sooner terminated at the sole discretion of the Board of Trustees. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
36	Columbia Overseas Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
At February 28, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, derivative investments, post-October capital losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications and disallowed capital gains (losses) on a redemption-in-kind. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1,402,151)	(6,683,993)	8,086,144
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2019			Year Ended February 28, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
26,613,132	23,709,653	50,322,785	15,989,939	16,388,670	32,378,609
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
979,770	—	(280,431,437)	(48,489,311)
At February 28, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,814,001,973	91,558,910	(140,048,221)	(48,489,311)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 28, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 28, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
—	280,431,437	280,431,437	2,018,768	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2019.
Columbia Overseas Value Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
February 28, 2019
Late year ordinary losses ($)	Post-October capital losses ($)
—	5,982,630
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,477,830,819 and $794,216,376, respectively, for the year ended February 28, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Redemption-in-kind
Proceeds from the sales of securities for Columbia Overseas Value Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended February 28, 2019, securities and other assets with a value of $140,000,000 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $8,997,801, which is not taxable to remaining shareholders in the Fund.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	1,400,000	2.94	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2019.
38	Columbia Overseas Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Note 9. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 28, 2019.
Note 10. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At February 28, 2019, one unaffiliated shareholder of record owned 25.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 27.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Overseas Value Fund | Annual Report 2019	39

Notes to Financial Statements  (continued)
February 28, 2019
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
40	Columbia Overseas Value Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Overseas Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Overseas Value Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Overseas Value Fund | Annual Report 2019	41

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	1.49%	$9,014,787	$3,732,351	$0.02	$45,359,758	$0.24
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
42	Columbia Overseas Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Overseas Value Fund | Annual Report 2019	43

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
44	Columbia Overseas Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Overseas Value Fund | Annual Report 2019	45

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
46	Columbia Overseas Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Columbia Overseas Value Fund | Annual Report 2019	47

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
48	Columbia Overseas Value Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Overseas Value Fund | Annual Report 2019	49

Columbia Overseas Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN208_02_J01_(04/19)

Annual Report
February 28, 2019
Columbia Select International Equity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select International Equity Fund   |  Annual Report 2019

Columbia Select International Equity Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Select International Equity Fund (the Fund) seeks long-term capital growth.
Portfolio management
Threadneedle International Limited
Simon Haines, CFA
William Davies
David Dudding, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/03/92	-5.10	0.82	7.87
	Including sales charges		-10.54	-0.38	7.23
Advisor Class*		11/08/12	-4.93	1.05	8.14
Class C	Excluding sales charges	06/17/92	-5.77	0.06	7.07
	Including sales charges		-6.70	0.06	7.07
Institutional Class		12/02/91	-4.83	1.07	8.15
Institutional 2 Class*		11/08/12	-4.72	1.23	8.25
Institutional 3 Class*		03/07/11	-4.68	1.28	8.33
Class R		01/23/06	-5.37	0.55	7.60
MSCI EAFE Index (Net)			-6.04	2.07	9.56
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to May 2015 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select International Equity Fund | Annual Report 2019

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2009 — February 28, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select International Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2019)
AIA Group Ltd. (Hong Kong)	4.1
RELX PLC (United Kingdom)	4.0
Roche Holding AG, Genusschein Shares (Switzerland)	3.4
Suncor Energy, Inc. (Canada)	3.1
CRH PLC (Ireland)	3.0
Airbus Group SE (France)	3.0
Unilever PLC (United Kingdom)	3.0
Rio Tinto PLC (United Kingdom)	2.7
Mitsubishi UFJ Financial Group, Inc. (Japan)	2.6
Total SA (France)	2.6
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at February 28, 2019)
Communication Services	5.6
Consumer Discretionary	8.5
Consumer Staples	7.1
Energy	7.9
Financials	22.6
Health Care	10.5
Industrials	22.6
Information Technology	7.5
Materials	7.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select International Equity Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Country breakdown (%) (at February 28, 2019)
Australia	2.4
Canada	3.1
China	2.2
France	10.3
Germany	4.1
Hong Kong	4.1
India	0.9
Indonesia	1.4
Ireland	4.8
Japan	24.7
Jersey	1.9
Malta	0.0 (a)
Netherlands	4.4
Singapore	1.3
Spain	2.1
Sweden	4.6
Switzerland	6.2
United Kingdom	20.9
United States(b)	0.6
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Select International Equity Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2019, the Fund’s Class A shares returned -5.10% excluding sales charges. The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned -6.04% over the same period. The Fund benefited from security selection at both the regional and sector levels; in particular, selections in the financials and health care sectors contributed notably to performance.
Markets faced headwinds after positive start
Markets started the review period positively, despite an uptick in volatility, as strong labor-market conditions and corporate earnings buoyed sentiment. From the autumn onwards, however, markets were increasingly rattled by a range of factors. These included tightening monetary conditions, rising political uncertainty in Europe, President Trump’s tariff war against China and other U.S. trading partners, and, related to the last, evidence of economic deceleration in China. Though concerns about Brexit and cooling global growth persisted in the first two months of 2019, markets rebounded strongly over the period amid optimism around plans for stimulus measures in China and the eurozone, and apparent progress in U.S.-China trade negotiations. Sentiment was further buoyed by an unexpectedly dovish shift on the part of the U.S. Federal Reserve. Nevertheless, most sectors ended the period with declines. Exceptions were more defensive sources of growth, such as the utilities, health care and consumer staples sectors, which benefited from falling bond yields in the second half of the period.
Contributors and detractors
Financials, materials and communication services were the top-performing sectors on a relative basis during the period. Financials contributed the most to Fund performance, owing chiefly to security selection. Holdings such as AIA and Legal & General added value. Within the materials sector, Rio Tinto and CRH were leading contributors, while SoftBank, Capcom and Deutsche Telekom proved to be our top performers within communication services. Our exposure to both sectors was broadly in line with the benchmark throughout the period. While the more defensive components of the communication services sector performed well, stocks of gaming and media-related companies were hurt by negative market sentiment. Other contributors included AIA, L’Oreal and Roche. All three posted positive absolute returns. Pan-Asian insurer AIA generated most of its gains towards the end of the period as improved trading prospects, plans for increased economic stimulus in China and signs of a recovery in offshore insurance sales buoyed sentiment. While we trimmed this position over the period, AIA remained a key holding, given our conviction in its ability to capitalize on secular financial themes in Asia. L’Oreal’s gains were also driven by impressive results, partly owing to strong demand for its high-end skincare products in the Asia-Pacific region. We took some profits on our holding during the year. Roche was one of several pharmaceutical stocks to benefit from the rotation towards defensive sectors. The company performed particularly well in July after boosting its earnings guidance as its expansion into new drugs provided reassurance around its growth prospects.
The industrial, energy and utilities sectors were key relative detractors. Our overweight relative to the benchmark to industrials detracted as worries about global growth caused the sector to trend lower, given that its constituents are perceived to be economically sensitive. Security selection also detracted, despite value from our holding in Airbus. While energy sector benchmark returns were positive, largely driven by gains in oil prices in the first half of the period and in 2019, our position in the sector detracted from relative returns owing to security selection, though the overweight allocation was beneficial. The benchmark’s return for the utilities sector was positive as investors favored cheaper and more defensive sources of growth. Our zero-weight exposure, however, detracted on a relative basis. We tend to be underweight or carry a zero weight to utilities, as stocks with the qualities we focus on – durable competitive advantage, high returns on capital and sustainably high earnings growth – are typically scarce in such regulated industries. Among individual holdings, the three largest detractors in relative terms were TechnipFMC, Tokyo Electron and Mitsubishi UFJ Financial. All three also declined in absolute terms, but we increased our position in each case over the period. Oil-services firm TechnipFMC was hurt by weakness across its business lines, though merger-related synergies showed signs of materializing. Tokyo Electron lagged as markets priced in a memory capex correction in 2019, given sluggish orders. However, the stock outperformed towards the end of the period on robust earnings in the sector. Mitsubishi UFJ Financial was one of several Japanese financial stocks to be pressured by a flattening of yield curves and expectations that the Bank of Japan would be likely to keep rates “lower for longer.”
Columbia Select International Equity Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Portfolio positioning
Our most significant exposure increases were to the U.K. and Sweden. The former was due to the corporate simplification undertaken by British multinational RELX, which resulted in its domicile shifting from the Netherlands to the U.K. As a result, our Netherlands weighting was lowered. Our position in Indonesia was also cut, though we maintain an overweight to the country, relative to the benchmark’s zero weighting. Our sale of Anheuser- Busch InBev also meant that our exposure to Belgium went from an overweight to a zero weight. Among individual stocks, key new positions included Adidas, which continues to gain market share in a relatively concentrated industry. The arrival of new, well-regarded management is promising, given their success in improving margins in their previous role. We also initiated a position in insurance group Prudential. We believed the firm offered healthy regional diversification with a low-risk U.K. life/asset management business which is capable of strong free cash flow generation, and an Asian segment exposed to structural growth. Other purchases included Japanese medical device company Terumo. In our view, the company offered multiple sources of growth, notably in cardiac and vascular care, where we anticipated benefits from the expansion of existing products and new developments. Sales included Sekisui Chemical. We felt that the company’s returns on capital may be reaching a peak, following its recent rise on the back of cost cutting and improved management. A consumption tax hike in Japan later this year also has the potential to affect the company’s housing division. Other sales from Japan included Resona and Seiko Epson. We believed restrictions on real estate lending enforced by the regulator – following malpractice by a peer – would have the potential to impact on Resona’s loan growth. Meanwhile, unexpectedly high cost volatility – and our lack of conviction that this would be addressed in the near term – led us to close our position in electronics company Seiko Epson.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. The value of the Fund’s portfolio may be more volatile due to concentrated investments in similar industries, sectors or geographical regions. Investments in a limited number of companies subject the Fund to greater risk of loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select International Equity Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2018 — February 28, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	960.20	1,018.10	6.56	6.76	1.35
Advisor Class	1,000.00	1,000.00	961.30	1,019.34	5.35	5.51	1.10
Class C	1,000.00	1,000.00	956.90	1,014.38	10.19	10.49	2.10
Institutional Class	1,000.00	1,000.00	961.70	1,019.34	5.35	5.51	1.10
Institutional 2 Class	1,000.00	1,000.00	962.10	1,019.98	4.72	4.86	0.97
Institutional 3 Class	1,000.00	1,000.00	962.00	1,020.33	4.38	4.51	0.90
Class R	1,000.00	1,000.00	958.50	1,016.86	7.77	8.00	1.60
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select International Equity Fund | Annual Report 2019	7

Portfolio of Investments
February 28, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.1%
Issuer	Shares	Value ($)
Australia 2.4%
CSL Ltd.	46,091	6,316,897
Canada 3.1%
Suncor Energy, Inc.	233,497	8,048,500
China 2.2%
China Milk Products Group Ltd.(a),(b),(c)	7,426,000	6
Tencent Holdings Ltd.	133,200	5,704,057
Total		5,704,063
France 10.2%
Airbus Group SE	61,167	7,903,648
EssilorLuxottica SA	15,047	1,821,913
L’Oreal SA	26,085	6,583,854
Schneider Electric SE	51,272	3,990,207
Total SA	116,909	6,647,574
Total		26,947,196
Germany 4.1%
Adidas AG	19,804	4,811,564
Deutsche Telekom AG, Registered Shares	176,221	2,903,409
Knorr-Bremse AG(b)	29,526	2,966,840
Total		10,681,813
Hong Kong 4.1%
AIA Group Ltd.	1,075,400	10,732,850
India 0.9%
HDFC Bank Ltd.	78,000	2,283,671
Indonesia 1.4%
PT Bank Rakyat Indonesia Persero Tbk	13,851,700	3,786,679
Ireland 4.8%
Bank of Ireland Group PLC	374,079	2,431,709
CRH PLC	250,410	7,929,631
Ryanair Holdings PLC, ADR(b)	30,778	2,294,192
Total		12,655,532
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 24.6%
Bridgestone Corp.	60,000	2,376,691
Capcom Co., Ltd.	145,700	2,924,757
Daikin Industries Ltd.	27,600	3,004,442
Hoya Corp.	95,700	5,850,853
Keyence Corp.	8,600	5,028,977
Koito Manufacturing Co., Ltd.	76,700	4,438,120
Kubota Corp.	292,800	3,949,013
Mitsubishi UFJ Financial Group, Inc.	1,323,200	6,866,600
Nidec Corp.	17,200	2,086,020
Nihon M&A Center, Inc.	206,400	5,223,457
Nintendo Co., Ltd.	11,300	3,098,903
Pigeon Corp.	106,800	4,360,519
Shimano, Inc.	33,200	5,049,857
Terumo Corp.	72,000	4,422,680
Tokyo Electron Ltd.	29,100	3,978,089
Yaskawa Electric Corp.	73,600	2,100,274
Total		64,759,252
Jersey 1.9%
Ferguson PLC	72,505	5,020,878
Malta 0.0%
BGP Holdings PLC(a),(b),(c)	2,232,232	3
Netherlands 4.4%
ASML Holding NV	31,275	5,731,639
ING Groep NV	447,659	5,922,892
Total		11,654,531
Singapore 1.3%
DBS Group Holdings Ltd.	194,100	3,558,580
Spain 2.1%
Industria de Diseno Textil SA	182,122	5,497,882
Sweden 4.6%
Atlas Copco AB, Class A	88,791	2,405,798
Epiroc AB, Class A(b)	173,189	1,738,828
Hexagon AB, Class B	49,917	2,625,560
Volvo AB, B Shares	354,347	5,217,756
Total		11,987,942
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select International Equity Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 6.2%
Roche Holding AG, Genusschein Shares	32,128	8,926,501
Sika AG(b)	37,421	5,061,705
UBS AG	192,997	2,455,851
Total		16,444,057
United Kingdom 20.8%
3i Group PLC	413,946	5,192,793
DCC PLC	31,689	2,742,503
HSBC Holdings PLC	804,701	6,541,573
Legal & General Group PLC	1,705,927	6,349,012
Prudential PLC	136,823	2,885,455
RELX PLC	456,058	10,473,419
Rio Tinto PLC	122,170	7,026,060
TechnipFMC PLC	266,182	5,861,599
Common Stocks (continued)
Issuer	Shares	Value ($)
Unilever PLC	145,000	7,708,214
Total		54,780,628
Total Common Stocks (Cost $226,083,223)		260,860,954

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.523%(d),(e)	1,697,978	1,697,808
Total Money Market Funds (Cost $1,697,808)		1,697,808
Total Investments in Securities (Cost $227,781,031)		262,558,762
Other Assets & Liabilities, Net		764,988
Net Assets		$263,323,750

Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2019, the total value of these securities amounted to $9, which represents less than 0.01% of total net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at February 28, 2019.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.523%
	2,855,571	68,515,626	(69,673,219)	1,697,978	(474)	83	53,707	1,697,808
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	6,316,897	—	—	6,316,897
Canada	8,048,500	—	—	—	8,048,500
China	—	5,704,057	6	—	5,704,063
France	—	26,947,196	—	—	26,947,196
Germany	—	10,681,813	—	—	10,681,813
Hong Kong	—	10,732,850	—	—	10,732,850
India	—	2,283,671	—	—	2,283,671
Indonesia	—	3,786,679	—	—	3,786,679
Ireland	2,294,192	10,361,340	—	—	12,655,532
Japan	—	64,759,252	—	—	64,759,252
Jersey	—	5,020,878	—	—	5,020,878
Malta	—	—	3	—	3
Netherlands	—	11,654,531	—	—	11,654,531
Singapore	—	3,558,580	—	—	3,558,580
Spain	—	5,497,882	—	—	5,497,882
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select International Equity Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Sweden	—	11,987,942	—	—	11,987,942
Switzerland	—	16,444,057	—	—	16,444,057
United Kingdom	—	54,780,628	—	—	54,780,628
Total Common Stocks	10,342,692	250,518,253	9	—	260,860,954
Money Market Funds	—	—	—	1,697,808	1,697,808
Total Investments in Securities	10,342,692	250,518,253	9	1,697,808	262,558,762
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2019	11

Statement of Assets and Liabilities
February 28, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $226,083,223)	$260,860,954
Affiliated issuers (cost $1,697,808)	1,697,808
Foreign currency (cost $4,743)	4,618
Receivable for:
Capital shares sold	20,965
Dividends	379,735
Foreign tax reclaims	926,214
Expense reimbursement due from Investment Manager	883
Prepaid expenses	1,418
Total assets	263,892,595
Liabilities
Payable for:
Capital shares purchased	208,790
Management services fees	6,293
Distribution and/or service fees	1,284
Transfer agent fees	38,593
Compensation of board members	238,523
Compensation of chief compliance officer	2
Audit fees	39,225
Other expenses	36,135
Total liabilities	568,845
Net assets applicable to outstanding capital stock	$263,323,750
Represented by
Paid in capital	245,774,031
Total distributable earnings (loss) (Note 2)	17,549,719
Total - representing net assets applicable to outstanding capital stock	$263,323,750
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select International Equity Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
February 28, 2019
Class A
Net assets	$175,021,375
Shares outstanding	12,728,996
Net asset value per share	$13.75
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.59
Advisor Class
Net assets	$518,143
Shares outstanding	36,619
Net asset value per share	$14.15
Class C
Net assets	$2,589,393
Shares outstanding	216,020
Net asset value per share	$11.99
Institutional Class
Net assets	$76,853,096
Shares outstanding	5,463,639
Net asset value per share	$14.07
Institutional 2 Class
Net assets	$408,446
Shares outstanding	28,707
Net asset value per share	$14.23
Institutional 3 Class
Net assets	$7,151,101
Shares outstanding	503,851
Net asset value per share	$14.19
Class R
Net assets	$782,196
Shares outstanding	57,379
Net asset value per share	$13.63
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2019	13

Statement of Operations
Year Ended February 28, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$8,212,028
Dividends — affiliated issuers	53,707
Foreign taxes withheld	(563,062)
Total income	7,702,673
Expenses:
Management services fees	2,485,353
Distribution and/or service fees
Class A	470,038
Class C	57,453
Class R	4,090
Class T	1,549
Transfer agent fees
Class A	466,683
Advisor Class	1,460
Class C	13,992
Institutional Class	204,234
Institutional 2 Class	266
Institutional 3 Class	123
Class K	1
Class R	2,033
Class T	1,503
Plan administration fees
Class K	2
Compensation of board members	5,775
Custodian fees	39,976
Printing and postage fees	72,513
Registration fees	112,728
Audit fees	65,874
Legal fees	9,283
Interest on interfund lending	150
Compensation of chief compliance officer	62
Other	13,198
Total expenses	4,028,339
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(311,603)
Expense reduction	(12,341)
Total net expenses	3,704,395
Net investment income	3,998,278
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	17,815,346
Investments — affiliated issuers	(474)
Foreign currency translations	(32,185)
Net realized gain	17,782,687
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(37,501,609)
Investments — affiliated issuers	83
Foreign currency translations	(67,422)
Net change in unrealized appreciation (depreciation)	(37,568,948)
Net realized and unrealized loss	(19,786,261)
Net decrease in net assets resulting from operations	$(15,787,983)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select International Equity Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended February 28, 2019	Year Ended February 28, 2018
Operations
Net investment income	$3,998,278	$3,190,544
Net realized gain	17,782,687	37,280,654
Net change in unrealized appreciation (depreciation)	(37,568,948)	28,538,231
Net increase (decrease) in net assets resulting from operations	(15,787,983)	69,009,429
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,252,126)
Advisor Class	(14,568)
Class C	(156,921)
Institutional Class	(2,057,724)
Institutional 2 Class	(9,218)
Institutional 3 Class	(180,777)
Class R	(15,845)
Class T	(16,886)
Net investment income
Class A		(3,777,673)
Advisor Class		(3,798)
Class B		(2,866)
Class C		(152,583)
Institutional Class		(1,837,678)
Institutional 2 Class		(3,551)
Institutional 3 Class		(184,853)
Class K		(631)
Class R		(15,186)
Class T		(23,587)
Total distributions to shareholders (Note 2)	(6,704,065)	(6,002,406)
Decrease in net assets from capital stock activity	(33,108,125)	(78,656,385)
Total decrease in net assets	(55,600,173)	(15,649,362)
Net assets at beginning of year	318,923,923	334,573,285
Net assets at end of year	$263,323,750	$318,923,923
Undistributed net investment income	$1,263,591	$3,453,700
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2019		February 28, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	679,422	9,697,135	379,942	5,164,539
Distributions reinvested	264,619	3,794,637	255,023	3,412,210
Redemptions	(2,135,188)	(29,745,464)	(4,636,476)	(63,395,499)
Net decrease	(1,191,147)	(16,253,692)	(4,001,511)	(54,818,750)
Advisor Class
Subscriptions	26,548	386,581	24,432	353,639
Distributions reinvested	982	14,469	271	3,724
Redemptions	(21,240)	(288,452)	(8,744)	(128,264)
Net increase	6,290	112,598	15,959	229,099
Class B
Subscriptions	—	—	7	89
Distributions reinvested	—	—	225	2,680
Redemptions	—	—	(37,844)	(442,435)
Net decrease	—	—	(37,612)	(439,666)
Class C
Subscriptions	21,702	257,763	23,073	280,693
Distributions reinvested	12,251	153,987	12,569	147,813
Redemptions	(690,771)	(8,714,365)	(431,948)	(5,237,584)
Net decrease	(656,818)	(8,302,615)	(396,306)	(4,809,078)
Class I
Redemptions	—	—	(279)	(3,639)
Net decrease	—	—	(279)	(3,639)
Institutional Class
Subscriptions	440,167	6,235,639	2,431,851	31,900,189
Distributions reinvested	120,748	1,768,962	116,243	1,587,879
Redemptions	(1,079,645)	(15,248,429)	(2,090,408)	(29,533,705)
Net increase (decrease)	(518,730)	(7,243,828)	457,686	3,954,363
Institutional 2 Class
Subscriptions	10,412	149,581	15,237	223,678
Distributions reinvested	618	9,151	254	3,501
Redemptions	(6,042)	(86,429)	(1,009)	(14,516)
Net increase	4,988	72,303	14,482	212,663
Institutional 3 Class
Subscriptions	25,132	363,159	15,988	236,053
Distributions reinvested	12,243	180,709	13,430	184,802
Redemptions	(70,777)	(1,091,406)	(290,111)	(4,058,865)
Net decrease	(33,402)	(547,538)	(260,693)	(3,638,010)
Class K
Distributions reinvested	—	—	43	585
Redemptions	(2,577)	(39,476)	(1,538)	(20,446)
Net decrease	(2,577)	(39,476)	(1,495)	(19,861)
Class R
Subscriptions	12,544	176,778	12,176	170,724
Distributions reinvested	1,055	15,036	1,083	14,402
Redemptions	(13,263)	(184,271)	(39,332)	(549,749)
Net increase (decrease)	336	7,543	(26,073)	(364,623)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select International Equity Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2019		February 28, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	—	—	6,585	83,093
Distributions reinvested	1,173	16,826	1,760	23,543
Redemptions	(71,130)	(930,246)	(1,502,574)	(19,065,519)
Net decrease	(69,957)	(913,420)	(1,494,229)	(18,958,883)
Total net decrease	(2,461,017)	(33,108,125)	(5,730,071)	(78,656,385)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 2/28/2019	$14.81	0.18	(0.92)	(0.74)	(0.32)	(0.32)
Year Ended 2/28/2018	$12.30	0.12	2.62	2.74	(0.23)	(0.23)
Year Ended 2/28/2017	$11.41	0.12	0.90	1.02	(0.13)	(0.13)
Year Ended 2/29/2016	$13.69	0.10	(2.44)	(2.34)	—	—
Year Ended 2/28/2015	$13.88	0.12	(0.32)	(0.20)	—	—
Advisor Class
Year Ended 2/28/2019	$15.24	0.22	(0.96)	(0.74)	(0.35)	(0.35)
Year Ended 2/28/2018	$12.64	0.10	2.76	2.86	(0.26)	(0.26)
Year Ended 2/28/2017	$11.73	0.07	1.00	1.07	(0.16)	(0.16)
Year Ended 2/29/2016	$14.04	0.15	(2.52)	(2.37)	—	—
Year Ended 2/28/2015	$14.20	0.24	(0.41)	(0.17)	—	—
Class C
Year Ended 2/28/2019	$12.94	0.18	(0.92)	(0.74)	(0.21)	(0.21)
Year Ended 2/28/2018	$10.77	0.03	2.28	2.31	(0.14)	(0.14)
Year Ended 2/28/2017	$10.00	(0.01)	0.81	0.80	(0.03)	(0.03)
Year Ended 2/29/2016	$12.08	0.00 (j)	(2.13)	(2.13)	—	—
Year Ended 2/28/2015	$12.34	0.02	(0.29)	(0.27)	—	—
Institutional Class
Year Ended 2/28/2019	$15.14	0.23	(0.95)	(0.72)	(0.35)	(0.35)
Year Ended 2/28/2018	$12.57	0.16	2.67	2.83	(0.26)	(0.26)
Year Ended 2/28/2017	$11.66	0.15	0.92	1.07	(0.16)	(0.16)
Year Ended 2/29/2016	$13.96	0.16	(2.52)	(2.36)	—	—
Year Ended 2/28/2015	$14.11	0.17	(0.33)	(0.16)	—	—
Institutional 2 Class
Year Ended 2/28/2019	$15.31	0.23	(0.94)	(0.71)	(0.37)	(0.37)
Year Ended 2/28/2018	$12.70	0.12	2.77	2.89	(0.28)	(0.28)
Year Ended 2/28/2017	$11.79	0.16	0.94	1.10	(0.19)	(0.19)
Year Ended 2/29/2016	$14.08	0.17	(2.52)	(2.35)	—	—
Year Ended 2/28/2015	$14.21	0.12	(0.26)	(0.14)	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select International Equity Fund | Annual Report 2019

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2019	—	$13.75	(5.10%)	1.48% (c)	1.36% (c),(d)	1.31%	34%	$175,021
Year Ended 2/28/2018	—	$14.81	22.50%	1.50%	1.40% (d)	0.89%	34%	$206,109
Year Ended 2/28/2017	—	$12.30	8.98%	1.44% (e),(f)	1.33% (d),(e),(f)	1.02%	103%	$220,357
Year Ended 2/29/2016	0.06	$11.41	(16.65%) (g)	1.45% (e)	1.42% (d),(e)	0.78%	131%	$210,841
Year Ended 2/28/2015	0.01	$13.69	(1.37%) (h)	1.49%	1.47% (d)	0.94%	96%	$274,993
Advisor Class
Year Ended 2/28/2019	—	$14.15	(4.93%)	1.23% (c)	1.12% (c),(d)	1.51%	34%	$518
Year Ended 2/28/2018	—	$15.24	22.89%	1.24%	1.15% (d)	0.70%	34%	$462
Year Ended 2/28/2017	—	$12.64	9.18%	1.18% (e),(f)	1.06% (d),(e),(f)	0.57%	103%	$182
Year Ended 2/29/2016	0.06	$11.73	(16.45%) (g)	1.21% (e)	1.18% (d),(e)	1.16%	131%	$22
Year Ended 2/28/2015	0.01	$14.04	(1.13%) (h)	1.25%	1.21% (i)	1.77%	96%	$3
Class C
Year Ended 2/28/2019	—	$11.99	(5.77%)	2.23% (c)	2.12% (c),(d)	1.47%	34%	$2,589
Year Ended 2/28/2018	—	$12.94	21.62%	2.25%	2.15% (d)	0.22%	34%	$11,296
Year Ended 2/28/2017	—	$10.77	8.02%	2.18% (e),(f)	2.07% (d),(e),(f)	(0.06%)	103%	$13,673
Year Ended 2/29/2016	0.05	$10.00	(17.22%) (g)	2.20% (e)	2.18% (d),(e)	0.02%	131%	$7,886
Year Ended 2/28/2015	0.01	$12.08	(2.11%) (h)	2.24%	2.22% (d)	0.19%	96%	$11,042
Institutional Class
Year Ended 2/28/2019	—	$14.07	(4.83%)	1.23% (c)	1.12% (c),(d)	1.57%	34%	$76,853
Year Ended 2/28/2018	—	$15.14	22.76%	1.25%	1.15% (d)	1.14%	34%	$90,578
Year Ended 2/28/2017	—	$12.57	9.25%	1.19% (e),(f)	1.08% (d),(e),(f)	1.20%	103%	$69,419
Year Ended 2/29/2016	0.06	$11.66	(16.48%) (g)	1.19% (e)	1.17% (d),(e)	1.20%	131%	$64,631
Year Ended 2/28/2015	0.01	$13.96	(1.06%) (h)	1.24%	1.22% (d)	1.23%	96%	$179,330
Institutional 2 Class
Year Ended 2/28/2019	—	$14.23	(4.72%)	1.05% (c)	0.99% (c)	1.62%	34%	$408
Year Ended 2/28/2018	—	$15.31	23.00%	1.08%	1.02%	0.81%	34%	$363
Year Ended 2/28/2017	—	$12.70	9.33%	0.96% (e),(f)	0.93% (e),(f)	1.33%	103%	$117
Year Ended 2/29/2016	0.06	$11.79	(16.26%) (g)	1.01% (e)	1.01% (e)	1.23%	131%	$59
Year Ended 2/28/2015	0.01	$14.08	(0.91%) (h)	1.01%	1.01%	0.86%	96%	$59
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2019	$15.27	0.25	(0.95)	(0.70)	(0.38)	(0.38)
Year Ended 2/28/2018	$12.67	0.19	2.70	2.89	(0.29)	(0.29)
Year Ended 2/28/2017	$11.76	0.19	0.91	1.10	(0.19)	(0.19)
Year Ended 2/29/2016	$14.04	0.17	(2.51)	(2.34)	—	—
Year Ended 2/28/2015	$14.16	0.19	(0.32)	(0.13)	—	—
Class R
Year Ended 2/28/2019	$14.69	0.14	(0.92)	(0.78)	(0.28)	(0.28)
Year Ended 2/28/2018	$12.20	0.09	2.60	2.69	(0.20)	(0.20)
Year Ended 2/28/2017	$11.32	0.07	0.91	0.98	(0.10)	(0.10)
Year Ended 2/29/2016	$13.62	0.07	(2.43)	(2.36)	—	—
Year Ended 2/28/2015	$13.84	0.10	(0.33)	(0.23)	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
02/28/2017	0.08%	0.10%	0.09%	0.08%	0.08%	0.08%	0.08%

(g)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.44%.
(h)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.
(i)	The benefits derived from expense reductions had an impact of 0.01%.
(j)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select International Equity Fund | Annual Report 2019

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2019	—	$14.19	(4.68%)	0.98% (c)	0.92% (c)	1.73%	34%	$7,151
Year Ended 2/28/2018	—	$15.27	23.03%	1.00%	0.95%	1.36%	34%	$8,203
Year Ended 2/28/2017	—	$12.67	9.42%	0.90% (e),(f)	0.88% (e),(f)	1.56%	103%	$10,108
Year Ended 2/29/2016	0.06	$11.76	(16.24%) (g)	0.95% (e)	0.95% (e)	1.26%	131%	$11,312
Year Ended 2/28/2015	0.01	$14.04	(0.85%) (h)	0.96%	0.96%	1.41%	96%	$15,568
Class R
Year Ended 2/28/2019	—	$13.63	(5.37%)	1.73% (c)	1.62% (c),(d)	1.02%	34%	$782
Year Ended 2/28/2018	—	$14.69	22.24%	1.75%	1.65% (d)	0.68%	34%	$838
Year Ended 2/28/2017	—	$12.20	8.66%	1.68% (e),(f)	1.58% (d),(e),(f)	0.55%	103%	$1,014
Year Ended 2/29/2016	0.06	$11.32	(16.89%) (g)	1.70% (e)	1.67% (d),(e)	0.54%	131%	$808
Year Ended 2/28/2015	0.01	$13.62	(1.59%) (h)	1.74%	1.72% (d)	0.72%	96%	$1,563
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select International Equity Fund | Annual Report 2019	21

Notes to Financial Statements
February 28, 2019
Note 1. Organization
Columbia Select International Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which
22	Columbia Select International Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Select International Equity Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
February 28, 2019
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
24	Columbia Select International Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2019 was 0.87% of the Fund’s average daily net assets.
Columbia Select International Equity Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
February 28, 2019
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.25
Advisor Class	0.25
Class C	0.25
Institutional Class	0.25
Institutional 2 Class	0.07
Institutional 3 Class	0.00
Class K	0.00 (a)
Class R	0.25
Class T	0.19 (a)

26	Columbia Select International Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2019, these minimum account balance fees reduced total expenses of the Fund by $12,341.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a service fee or distribution fee for Class T shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2019, if any, are listed below:
Amount ($)
Class A	10,570
Class C	329
Columbia Select International Equity Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
February 28, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2018 through June 30, 2019	Prior to July 1, 2018
Class A	1.35%	1.40%
Advisor Class	1.10	1.15
Class C	2.10	2.15
Institutional Class	1.10	1.15
Institutional 2 Class	0.97	1.025
Institutional 3 Class	0.90	0.975
Class R	1.60	1.65
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, capital loss carryforwards, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
515,678	(515,678)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2019			Year Ended February 28, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
6,704,065	—	6,704,065	6,002,406	—	6,002,406
28	Columbia Select International Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,703,253	—	(17,775,303)	31,868,928
At February 28, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
230,689,834	48,613,317	(16,744,389)	31,868,928
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 28, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended February 28, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
17,775,303	—	17,775,303	16,516,436	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $94,805,174 and $126,795,482, respectively, for the year ended February 28, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Select International Equity Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
February 28, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	500,000	2.69	4
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 28, 2019.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
30	Columbia Select International Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Industrial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At February 28, 2019, affiliated shareholders of record owned 35.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Select International Equity Fund | Annual Report 2019	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select International Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select International Equity Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Select International Equity Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	$511,215	$0.03	$8,212,026	$0.43
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Select International Equity Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
34	Columbia Select International Equity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Select International Equity Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
36	Columbia Select International Equity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Select International Equity Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
38	Columbia Select International Equity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Select International Equity Fund | Annual Report 2019	39

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
40	Columbia Select International Equity Fund | Annual Report 2019

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Columbia Select International Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN201_02_J01_(04/19)

Annual Report
February 28, 2019
Columbia Select Global Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Global Growth Fund   |  Annual Report 2019

Columbia Select Global Growth Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Select Global Growth Fund (the Fund) seeks long-term growth of capital.
Portfolio management
Thomas Galvin, CFA
Lead Portfolio Manager
Managed Fund since 2015
Richard Carter
Portfolio Manager
Managed Fund since 2015
Todd Herget
Portfolio Manager
Managed Fund since 2015
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/30/08	-5.21	5.64	14.67
	Including sales charges		-10.68	4.39	14.00
Advisor Class*		01/08/14	-4.98	5.91	14.82
Class C	Excluding sales charges	04/30/08	-5.95	4.85	13.82
	Including sales charges		-6.88	4.85	13.82
Institutional Class		04/30/08	-4.91	5.92	14.97
Institutional 2 Class*		01/08/14	-4.96	5.97	14.85
Institutional 3 Class*		03/01/17	-4.89	5.79	14.75
Class R		04/30/08	-5.38	5.40	14.39
MSCI ACWI (Net)			-0.84	6.28	12.73
MSCI ACWI Growth Index (Net)			-0.05	7.89	13.69
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.
The MSCI ACWI Growth Index (Net) captures large and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 23 emerging markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net) and the MSCI ACWI Growth Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select Global Growth Fund | Annual Report 2019

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2009 — February 28, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Global Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at February 28, 2019)
Alibaba Group Holding Ltd., ADR (China)	5.2
New Oriental Education & Technology Group, Inc., ADR (China)	4.5
Amazon.com, Inc. (United States)	4.0
ServiceNow, Inc. (United States)	3.5
Salesforce.com, Inc. (United States)	3.4
Tencent Holdings Ltd. (China)	3.4
Facebook, Inc., Class A (United States)	3.3
Square, Inc., Class A (United States)	3.1
Adobe, Inc. (United States)	3.1
PayPal Holdings, Inc. (United States)	2.9
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at February 28, 2019)
Communication Services	10.7
Consumer Discretionary	24.0
Energy	2.2
Financials	8.0
Health Care	18.6
Industrials	5.0
Information Technology	31.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select Global Growth Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Country breakdown (%) (at February 28, 2019)
Argentina	2.1
Belgium	1.7
Brazil	2.6
Canada	1.3
China	14.3
Denmark	1.5
India	2.2
Ireland	2.3
Japan	4.3
Netherlands	0.9
Russian Federation	2.4
Switzerland	2.5
United Kingdom	2.4
United States	59.5
Total	100.0
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At February 28, 2019, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
4	Columbia Select Global Growth Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2019, the Fund’s Class A shares returned -5.21% excluding sales charges. The Fund underperformed its benchmark, the MSCI AC World Index (Net), which returned -0.84% during the period. The Fund also lagged the MSCI ACWI Growth Index (Net), which returned -0.05%. Stock selection in the communication services, consumer discretionary and energy sectors detracted from Fund results.
U.S. stocks advanced; most other global markets down
Positive global economic conditions spurred investor confidence at the outset of the 12-month period ended February 28, 2019. However, growth stalled in most regions outside the United States during the period. The U.K. was weighed down by the disorderly process of breaking with the European Union. Euro area growth was dragged down by softening demand. China’s economy was beset by softening demand and the impact of the ongoing trade impasse with the United States. Japan’s economy showed some life in the fourth quarter of 2018, but uncertainty tilted prospects to the downside. Across the globe, trade policy was the single greatest risk facing major economies at the end of the period.
Against this backdrop, stock prices dropped in all major markets except the United States, where economic growth was also the most resilient. For the 12-month period ended February 28, 2019, the MSCI All World Index ex US (Net) returned -6.46%. The MSCI EAFE Index (Net), a broad measure of stock markets in the developed markets of Europe, Australasia and the Far East, returned -6.04%. The S&P 500 Index, a broad measure of U.S. stock performance, gained 4.68%. In response to heightened financial market volatility and slowing growth, major central banks, including the U.S. Federal Reserve, put interest rate hikes on hold.
Contributors and detractors
Stock selection in the information technology and health care sectors aided Fund results relative to the benchmark. A significant overweight in information technology also benefited returns, as did the Fund’s lack of exposure to the materials sector, where returns were down sharply for the period. In the information technology sector, U.S. software firms ServiceNow and Splunk delivered strong returns on solid execution, beating revenues and earnings expectations throughout the year. Square, an innovative point-of-sale payment processor, was another top performer. The company is expanding into Canada, the U.K. and Australia.
In the health care sector, positions in Exact Sciences, Edwards Lifesciences and Illumina bolstered relative returns. Exact Sciences has developed an FDA-approved screening test for colon cancer, which has the advantage of being both less costly and less invasive than a traditional colonoscopy. The company recently announced an exclusive promotion and sales agreement with Pfizer. Medical equipment company Edwards Lifesciences, which specializes in artificial heart valves, delivered a solid year on better-than-expected sales of its transcatheter heart valves, which led to increased earnings guidance. Shares of genomic sequencing device leader Illumina Laboratories moved higher as the company executed well on its NovaSeq launch and its consumables business lines. The firm continued to benefit from the broader adoption of genetic sequencing, which drove its consumable and arrays revenues. The company also increased its forward earnings guidance.
Stock selection in the communication services, consumer discretionary and energy sectors accounted for much of the Fund’s shortfall relative to the benchmark. A significant overweight in the consumer discretionary sector also weighed on results. Within the newly-formed communication services sector, a position in Activision Blizzard was a notable detractor. After a strong start to the year, many video game-related firms pulled back. Activision shares declined sharply after the firm reported mixed results despite strong sales of its new Call of Duty game, which helped overcome the difficult Destiny franchise. Ultimately, investors were concerned that the firm did not increase its 2018 guidance, which implied less upside to the all-important 2018 holiday season.
Within the consumer discretionary sector, Zalando, ASOS and Ctrip International were major detractors. Zalando is a pure-play fashion leader in Europe, with a centralized platform for sourcing, fulfillment and technology helping deliver scale advantages to brands unable to make the required individual investments. Zalando’s share price decline was largely due to significant multiple contraction and negative revisions, owing to sluggish consumer spending in Europe while the company pursued aggressive infrastructure investment. ASOS is an e-commerce fashion apparel platform with significant operations in the U.K. and Continental Europe and a growing business in the United States. The company has invested aggressively,
Columbia Select Global Growth Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
leading to significant operating profit deleveraging in a very difficult U.K. holiday sales environment, driving shares downward. Ctrip, China’s largest online travel company in the country’s fast-growing travel industry, underperformed as regulatory changes reduced air ticketing commission rates and a weak domestic economy further weighed on Ctrip shares.
The Fund used forward foreign currency exchange contracts to help neutralize the currency effect of investing in foreign countries and to more efficiently and effectively shift the Fund’s currency exposure to align with that of the benchmark. On a stand-alone basis, the use of these derivatives had a negative impact on Fund performance.
At period’s end
We continue to balance the portfolio with established and emerging growth opportunities, focusing on unique business models that we believe offer differentiated products and services that can grow in a variety of different economic environments. We believe that companies offering an innovative product have the potential to maintain pricing power and garner incremental market share, making them more attractive.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Investments in a limited number of companies subject the Fund to greater risk of loss. See the Fund’s prospectus for more information on these and other risks. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Global Growth Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2018 — February 28, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	917.10	1,018.00	6.51	6.85	1.37
Advisor Class	1,000.00	1,000.00	918.40	1,019.24	5.33	5.61	1.12
Class C	1,000.00	1,000.00	913.70	1,014.28	10.06	10.59	2.12
Institutional Class	1,000.00	1,000.00	918.40	1,019.24	5.33	5.61	1.12
Institutional 2 Class	1,000.00	1,000.00	918.10	1,019.49	5.09	5.36	1.07
Institutional 3 Class	1,000.00	1,000.00	919.00	1,019.79	4.81	5.06	1.01
Class R	1,000.00	1,000.00	916.40	1,016.76	7.70	8.10	1.62
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Global Growth Fund | Annual Report 2019	7

Portfolio of Investments
February 28, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.3%
Issuer	Shares	Value ($)
Argentina 2.1%
MercadoLibre, Inc.	3,197	1,466,752
Belgium 1.7%
Galapagos NV(a)	12,009	1,178,006
Brazil 2.6%
Pagseguro Digital Ltd., Class A(a)	63,975	1,799,617
Canada 1.3%
Canada Goose Holdings, Inc.(a)	15,844	901,682
China 14.2%
Alibaba Group Holding Ltd., ADR(a)	18,843	3,448,834
New Oriental Education & Technology Group, Inc., ADR(a)	35,876	2,943,985
Tencent Holdings Ltd.	51,700	2,213,962
Wuxi Biologics Cayman, Inc.(a)	134,500	1,277,409
Total		9,884,190
Denmark 1.5%
Novo Nordisk A/S, Class B	21,003	1,030,562
India 2.2%
HDFC Bank Ltd., ADR	14,840	1,500,621
Ireland 2.3%
Ryanair Holdings PLC, ADR(a)	21,809	1,625,643
Japan 4.2%
Keyence Corp.	3,000	1,754,294
ZOZO, Inc.	64,000	1,207,388
Total		2,961,682
Netherlands 0.9%
Core Laboratories NV	10,147	657,627
Russian Federation 2.4%
Yandex NV, Class A(a)	48,495	1,668,228
Switzerland 2.4%
Lonza Group AG, Registered Shares	6,106	1,697,726
United Kingdom 2.4%
Ashtead Group PLC	61,685	1,638,772
United States 54.1%
Activision Blizzard, Inc.	23,221	978,533
Common Stocks (continued)
Issuer	Shares	Value ($)
Adobe, Inc.(a)	7,646	2,007,075
Alexion Pharmaceuticals, Inc.(a)	7,218	976,812
Amazon.com, Inc.(a)	1,599	2,622,088
Bio-Rad Laboratories, Inc., Class A(a)	4,840	1,311,156
Booking Holdings, Inc.(a)	861	1,461,151
Bristol-Myers Squibb Co.	19,834	1,024,624
Burford Capital Ltd.	78,761	1,849,024
Charles Schwab Corp. (The)	23,300	1,072,033
Edwards Lifesciences Corp.(a)	6,133	1,038,255
Exact Sciences Corp.(a)	13,780	1,253,980
Facebook, Inc., Class A(a)	13,337	2,153,259
Illumina, Inc.(a)	3,550	1,110,333
MACOM Technology Solutions Holdings, Inc.(a)	72,633	1,386,564
MSCI, Inc.	4,658	860,426
Nike, Inc., Class B	20,020	1,716,315
NVIDIA Corp.	11,860	1,829,523
PayPal Holdings, Inc.(a)	19,754	1,937,275
Pioneer Natural Resources Co.	5,684	801,160
Salesforce.com, Inc.(a)	13,720	2,245,278
Sarepta Therapeutics, Inc.(a)	2,390	344,734
ServiceNow, Inc.(a)	9,581	2,294,075
Splunk, Inc.(a)	12,663	1,720,648
Square, Inc., Class A(a)	24,845	2,018,408
Visa, Inc., Class A	11,742	1,739,225
Total		37,751,954
Total Common Stocks (Cost $49,539,117)		65,763,062

Money Market Funds 5.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.523%(b),(c)	3,451,325	3,450,980
Total Money Market Funds (Cost $3,450,980)		3,450,980
Total Investments in Securities (Cost $52,990,097)		69,214,042
Other Assets & Liabilities, Net		522,721
Net Assets		$69,736,763
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Global Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,232,000 DKK	188,783 USD	Morgan Stanley	03/20/2019	679	—
377,000 GBP	493,854 USD	Morgan Stanley	03/20/2019	—	(6,609)
27,021,000 INR	377,336 USD	Morgan Stanley	03/20/2019	—	(2,533)
1,131,679 USD	1,583,000 AUD	Morgan Stanley	03/20/2019	—	(8,457)
250,824 USD	936,000 BRL	Morgan Stanley	03/20/2019	—	(1,931)
1,257,328 USD	1,676,000 CAD	Morgan Stanley	03/20/2019	16,799	—
204,651 USD	180,000 EUR	Morgan Stanley	03/20/2019	376	—
2,381,173 USD	2,082,000 EUR	Morgan Stanley	03/20/2019	—	(9,693)
353,567 USD	38,583,000 JPY	Morgan Stanley	03/20/2019	—	(6,964)
1,004,475 USD	1,130,759,000 KRW	Morgan Stanley	03/20/2019	959	—
314,547 USD	2,823,000 SEK	Morgan Stanley	03/20/2019	—	(8,492)
313,873 USD	426,000 SGD	Morgan Stanley	03/20/2019	1,300	—
879,996 USD	27,106,000 TWD	Morgan Stanley	03/20/2019	489	—
314,744 USD	4,379,000 ZAR	Morgan Stanley	03/20/2019	—	(4,642)
Total				20,602	(49,321)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.523%
	276,663	39,267,569	(36,092,907)	3,451,325	292	—	53,902	3,450,980
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	1,466,752	—	—	—	1,466,752
Belgium	—	1,178,006	—	—	1,178,006
Brazil	1,799,617	—	—	—	1,799,617
Canada	901,682	—	—	—	901,682
China	6,392,819	3,491,371	—	—	9,884,190
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Global Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
February 28, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Denmark	—	1,030,562	—	—	1,030,562
India	1,500,621	—	—	—	1,500,621
Ireland	1,625,643	—	—	—	1,625,643
Japan	—	2,961,682	—	—	2,961,682
Netherlands	657,627	—	—	—	657,627
Russian Federation	1,668,228	—	—	—	1,668,228
Switzerland	—	1,697,726	—	—	1,697,726
United Kingdom	—	1,638,772	—	—	1,638,772
United States	35,902,930	1,849,024	—	—	37,751,954
Total Common Stocks	51,915,919	13,847,143	—	—	65,763,062
Money Market Funds	—	—	—	3,450,980	3,450,980
Total Investments in Securities	51,915,919	13,847,143	—	3,450,980	69,214,042
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	20,602	—	—	20,602
Liability
Forward Foreign Currency Exchange Contracts	—	(49,321)	—	—	(49,321)
Total	51,915,919	13,818,424	—	3,450,980	69,185,323
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2019	11

Statement of Assets and Liabilities
February 28, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $49,539,117)	$65,763,062
Affiliated issuers (cost $3,450,980)	3,450,980
Unrealized appreciation on forward foreign currency exchange contracts	20,602
Receivable for:
Investments sold	557,720
Capital shares sold	138,973
Dividends	14,883
Foreign tax reclaims	29,321
Expense reimbursement due from Investment Manager	707
Prepaid expenses	1,134
Total assets	69,977,382
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	49,321
Payable for:
Investments purchased	5,350
Capital shares purchased	76,707
Management services fees	1,670
Distribution and/or service fees	445
Transfer agent fees	6,538
Compensation of board members	42,171
Compensation of chief compliance officer	1
Audit fees	33,975
Custodian fees	18,708
Other expenses	5,733
Total liabilities	240,619
Net assets applicable to outstanding capital stock	$69,736,763
Represented by
Paid in capital	54,814,155
Total distributable earnings (loss) (Note 2)	14,922,608
Total - representing net assets applicable to outstanding capital stock	$69,736,763
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Global Growth Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
February 28, 2019
Class A
Net assets	$29,547,875
Shares outstanding	1,956,398
Net asset value per share	$15.10
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$16.02
Advisor Class
Net assets	$2,490,660
Shares outstanding	160,993
Net asset value per share	$15.47
Class C
Net assets	$8,447,524
Shares outstanding	601,951
Net asset value per share	$14.03
Institutional Class
Net assets	$23,721,541
Shares outstanding	1,532,822
Net asset value per share	$15.48
Institutional 2 Class
Net assets	$285,014
Shares outstanding	18,363
Net asset value per share	$15.52
Institutional 3 Class
Net assets	$4,515,676
Shares outstanding	293,594
Net asset value per share	$15.38
Class R
Net assets	$728,473
Shares outstanding	49,403
Net asset value per share	$14.75
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2019	13

Statement of Operations
Year Ended February 28, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$307,357
Dividends — affiliated issuers	53,902
Foreign taxes withheld	(15,088)
Total income	346,171
Expenses:
Management services fees	636,601
Distribution and/or service fees
Class A	82,315
Class C	106,069
Class R	3,625
Transfer agent fees
Class A	42,353
Advisor Class	3,471
Class C	13,613
Institutional Class	27,053
Institutional 2 Class	377
Institutional 3 Class	401
Class R	937
Compensation of board members	10,269
Custodian fees	57,302
Printing and postage fees	23,765
Registration fees	109,142
Audit fees	33,975
Legal fees	7,393
Interest on interfund lending	138
Compensation of chief compliance officer	16
Other	13,517
Total expenses	1,172,332
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(165,874)
Total net expenses	1,006,458
Net investment loss	(660,287)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(225,698)
Investments — affiliated issuers	292
Foreign currency translations	14,985
Forward foreign currency exchange contracts	(657,916)
Net realized loss	(868,337)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(2,638,030)
Foreign currency translations	(1,844)
Forward foreign currency exchange contracts	21,543
Net change in unrealized appreciation (depreciation)	(2,618,331)
Net realized and unrealized loss	(3,486,668)
Net decrease in net assets resulting from operations	$(4,146,955)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Global Growth Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended February 28, 2019	Year Ended February 28, 2018
Operations
Net investment loss	$(660,287)	$(550,403)
Net realized gain (loss)	(868,337)	2,031,807
Net change in unrealized appreciation (depreciation)	(2,618,331)	14,658,550
Net increase (decrease) in net assets resulting from operations	(4,146,955)	16,139,954
Distributions to shareholders
Net investment income and net realized gains
Class A	(423,326)	—
Advisor Class	(28,921)	—
Class C	(138,792)	—
Institutional Class	(268,712)	—
Institutional 2 Class	(7,040)	—
Institutional 3 Class	(59,867)	—
Class R	(10,481)	—
Total distributions to shareholders (Note 2)	(937,139)	—
Increase (decrease) in net assets from capital stock activity	7,274,607	(3,656,139)
Total increase in net assets	2,190,513	12,483,815
Net assets at beginning of year	67,546,250	55,062,435
Net assets at end of year	$69,736,763	$67,546,250
Excess of distributions over net investment income	$(139,274)	$(140,705)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2019		February 28, 2018 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	983,343	15,734,358	343,252	4,921,667
Distributions reinvested	29,579	403,233	—	—
Redemptions	(878,204)	(13,747,889)	(1,408,683)	(18,719,765)
Net increase (decrease)	134,718	2,389,702	(1,065,431)	(13,798,098)
Advisor Class
Subscriptions	83,522	1,267,634	258,433	3,802,476
Distributions reinvested	2,044	28,885	—	—
Redemptions	(160,653)	(2,614,768)	(139,458)	(2,239,797)
Net increase (decrease)	(75,087)	(1,318,249)	118,975	1,562,679
Class C
Subscriptions	138,157	2,098,462	140,036	1,932,047
Distributions reinvested	10,422	132,600	—	—
Redemptions	(309,247)	(4,468,074)	(290,016)	(3,933,850)
Net decrease	(160,668)	(2,237,012)	(149,980)	(2,001,803)
Institutional Class
Subscriptions	832,225	13,083,574	1,190,796	16,057,131
Distributions reinvested	17,575	243,368	—	—
Redemptions	(367,086)	(5,615,850)	(620,347)	(9,220,965)
Net increase	482,714	7,711,092	570,449	6,836,166
Institutional 2 Class
Subscriptions	31,966	540,045	20,671	280,650
Distributions reinvested	500	7,004	—	—
Redemptions	(29,151)	(453,364)	(23,182)	(367,427)
Net increase (decrease)	3,315	93,685	(2,511)	(86,777)
Institutional 3 Class
Subscriptions	130,022	2,126,582	298,864	4,464,015
Distributions reinvested	4,348	59,826	—	—
Redemptions	(112,257)	(1,760,265)	(27,383)	(422,815)
Net increase	22,113	426,143	271,481	4,041,200
Class R
Subscriptions	20,515	308,630	6,577	93,264
Distributions reinvested	792	10,421	—	—
Redemptions	(8,536)	(109,805)	(22,932)	(302,770)
Net increase (decrease)	12,771	209,246	(16,355)	(209,506)
Total net increase (decrease)	419,876	7,274,607	(273,372)	(3,656,139)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Global Growth Fund | Annual Report 2019

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Columbia Select Global Growth Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2019	$16.17	(0.14)	(0.73)	(0.87)	(0.20)	(0.20)
Year Ended 2/28/2018	$12.44	(0.12)	3.85	3.73	—	—
Year Ended 2/28/2017	$11.14	(0.10)	2.16	2.06	(0.76)	(0.76)
Year Ended 2/29/2016	$13.58	(0.09)	(2.12)	(2.21)	(0.23)	(0.23)
Year Ended 2/28/2015	$14.05	(0.06)	1.02	0.96	(1.43)	(1.43)
Advisor Class
Year Ended 2/28/2019	$16.52	(0.10)	(0.75)	(0.85)	(0.20)	(0.20)
Year Ended 2/28/2018	$12.67	(0.10)	3.95	3.85	—	—
Year Ended 2/28/2017	$11.31	(0.07)	2.19	2.12	(0.76)	(0.76)
Year Ended 2/29/2016	$13.75	(0.03)	(2.18)	(2.21)	(0.23)	(0.23)
Year Ended 2/28/2015	$14.17	(0.02)	1.03	1.01	(1.43)	(1.43)
Class C
Year Ended 2/28/2019	$15.16	(0.24)	(0.69)	(0.93)	(0.20)	(0.20)
Year Ended 2/28/2018	$11.74	(0.21)	3.63	3.42	—	—
Year Ended 2/28/2017	$10.64	(0.18)	2.04	1.86	(0.76)	(0.76)
Year Ended 2/29/2016	$13.07	(0.18)	(2.02)	(2.20)	(0.23)	(0.23)
Year Ended 2/28/2015	$13.67	(0.15)	0.98	0.83	(1.43)	(1.43)
Institutional Class
Year Ended 2/28/2019	$16.52	(0.10)	(0.74)	(0.84)	(0.20)	(0.20)
Year Ended 2/28/2018	$12.67	(0.08)	3.93	3.85	—	—
Year Ended 2/28/2017	$11.31	(0.07)	2.19	2.12	(0.76)	(0.76)
Year Ended 2/29/2016	$13.75	(0.05)	(2.16)	(2.21)	(0.23)	(0.23)
Year Ended 2/28/2015	$14.17	(0.02)	1.03	1.01	(1.43)	(1.43)
Institutional 2 Class
Year Ended 2/28/2019	$16.57	(0.10)	(0.75)	(0.85)	(0.20)	(0.20)
Year Ended 2/28/2018	$12.70	(0.08)	3.95	3.87	—	—
Year Ended 2/28/2017	$11.33	(0.06)	2.19	2.13	(0.76)	(0.76)
Year Ended 2/29/2016	$13.76	(0.06)	(2.14)	(2.20)	(0.23)	(0.23)
Year Ended 2/28/2015	$14.17	(0.07)	1.09	1.02	(1.43)	(1.43)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Global Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2019	$15.10	(5.21%)	1.60% (c)	1.37% (c)	(0.90%)	46%	$29,548
Year Ended 2/28/2018	$16.17	29.98%	1.67%	1.38% (d)	(0.83%)	48%	$29,457
Year Ended 2/28/2017	$12.44	18.89%	1.60%	1.42%	(0.80%)	27%	$35,911
Year Ended 2/29/2016	$11.14	(16.49%)	1.57%	1.47%	(0.71%)	154%	$40,252
Year Ended 2/28/2015	$13.58	7.53%	1.71% (e)	1.49% (e)	(0.44%)	98%	$32,186
Advisor Class
Year Ended 2/28/2019	$15.47	(4.98%)	1.34% (c)	1.12% (c)	(0.63%)	46%	$2,491
Year Ended 2/28/2018	$16.52	30.39%	1.44%	1.13% (d)	(0.65%)	48%	$3,899
Year Ended 2/28/2017	$12.67	19.15%	1.35%	1.17%	(0.53%)	27%	$1,484
Year Ended 2/29/2016	$11.31	(16.28%)	1.32%	1.22%	(0.26%)	154%	$1,451
Year Ended 2/28/2015	$13.75	7.83%	1.45% (e)	1.24% (e)	(0.12%)	98%	$3,917
Class C
Year Ended 2/28/2019	$14.03	(5.95%)	2.34% (c)	2.12% (c)	(1.64%)	46%	$8,448
Year Ended 2/28/2018	$15.16	29.13%	2.43%	2.13% (d)	(1.58%)	48%	$11,558
Year Ended 2/28/2017	$11.74	17.86%	2.35%	2.17%	(1.55%)	27%	$10,718
Year Ended 2/29/2016	$10.64	(17.06%)	2.32%	2.22%	(1.45%)	154%	$13,111
Year Ended 2/28/2015	$13.07	6.74%	2.46% (e)	2.24% (e)	(1.18%)	98%	$9,521
Institutional Class
Year Ended 2/28/2019	$15.48	(4.91%)	1.35% (c)	1.12% (c)	(0.65%)	46%	$23,722
Year Ended 2/28/2018	$16.52	30.39%	1.44%	1.13% (d)	(0.58%)	48%	$17,349
Year Ended 2/28/2017	$12.67	19.14%	1.35%	1.17%	(0.57%)	27%	$6,079
Year Ended 2/29/2016	$11.31	(16.29%)	1.32%	1.22%	(0.39%)	154%	$5,950
Year Ended 2/28/2015	$13.75	7.83%	1.44% (e)	1.24% (e)	(0.12%)	98%	$8,874
Institutional 2 Class
Year Ended 2/28/2019	$15.52	(4.96%)	1.28% (c)	1.08% (c)	(0.60%)	46%	$285
Year Ended 2/28/2018	$16.57	30.47%	1.37%	1.09%	(0.54%)	48%	$249
Year Ended 2/28/2017	$12.70	19.20%	1.26%	1.10%	(0.48%)	27%	$223
Year Ended 2/29/2016	$11.33	(16.20%)	1.21%	1.14%	(0.47%)	154%	$194
Year Ended 2/28/2015	$13.76	7.90%	1.37% (e)	1.18% (e)	(0.55%)	98%	$51
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2019	$16.41	(0.09)	(0.74)	(0.83)	(0.20)	(0.20)
Year Ended 2/28/2018(f)	$12.70	(0.11)	3.82	3.71	—	—
Class R
Year Ended 2/28/2019	$15.83	(0.17)	(0.71)	(0.88)	(0.20)	(0.20)
Year Ended 2/28/2018	$12.21	(0.15)	3.77	3.62	—	—
Year Ended 2/28/2017	$10.97	(0.13)	2.13	2.00	(0.76)	(0.76)
Year Ended 2/29/2016	$13.41	(0.12)	(2.09)	(2.21)	(0.23)	(0.23)
Year Ended 2/28/2015	$13.92	(0.06)	0.98	0.92	(1.43)	(1.43)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select Global Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2019	$15.38	(4.89%)	1.23% (c)	1.02% (c)	(0.55%)	46%	$4,516
Year Ended 2/28/2018(f)	$16.41	29.21%	1.32%	1.03%	(0.71%)	48%	$4,454
Class R
Year Ended 2/28/2019	$14.75	(5.38%)	1.85% (c)	1.62% (c)	(1.16%)	46%	$728
Year Ended 2/28/2018	$15.83	29.65%	1.93%	1.63% (d)	(1.08%)	48%	$580
Year Ended 2/28/2017	$12.21	18.63%	1.85%	1.67%	(1.08%)	27%	$647
Year Ended 2/29/2016	$10.97	(16.70%)	1.82%	1.72%	(0.93%)	154%	$543
Year Ended 2/28/2015	$13.41	7.30%	1.92% (e)	1.75% (e)	(0.41%)	98%	$647
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Global Growth Fund | Annual Report 2019	21

Notes to Financial Statements
February 28, 2019
Note 1. Organization
Columbia Select Global Growth Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
22	Columbia Select Global Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging)
Columbia Select Global Growth Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
February 28, 2019
purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
24	Columbia Select Global Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	20,602

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	49,321
Columbia Select Global Growth Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
February 28, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	(657,916)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	21,543
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2019:
Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	42,115	(72,804)

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2019.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2019:
Morgan Stanley ($)
Assets
Forward foreign currency exchange contracts	20,602
Liabilities
Forward foreign currency exchange contracts	49,321
Total financial and derivative net assets	(28,719)
Total collateral received (pledged) (a)	-
Net amount (b)	(28,719)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
26	Columbia Select Global Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Select Global Growth Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
February 28, 2019
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2019 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
28	Columbia Select Global Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Select Global Growth Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
February 28, 2019
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2019, if any, are listed below:
Amount ($)
Class A	75,962
Class C	562
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2018 through June 30, 2019	Prior to July 1, 2018
Class A	1.37%	1.37%
Advisor Class	1.12	1.12
Class C	2.12	2.12
Institutional Class	1.12	1.12
Institutional 2 Class	1.07	1.095
Institutional 3 Class	1.01	1.045
Class R	1.62	1.62
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, post-October capital losses, late-year ordinary losses, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
30	Columbia Select Global Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
661,718	642,931	(1,304,649)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2019			Year Ended February 28, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	937,139	937,139	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	—	16,056,792
At February 28, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
53,128,531	17,068,691	(1,011,899)	16,056,792
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
129,111	963,235
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $33,896,764 and $32,506,675, respectively, for the year ended February 28, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Select Global Growth Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
February 28, 2019
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	2,000,000	2.49	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended February 28, 2019.
Note 9. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
32	Columbia Select Global Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At February 28, 2019, affiliated shareholders of record owned 54.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Select Global Growth Fund | Annual Report 2019	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select Global Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Global Growth Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Select Global Growth Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Capital gain dividend
$774,720
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Select Global Growth Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
36	Columbia Select Global Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Select Global Growth Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
38	Columbia Select Global Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Select Global Growth Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
40	Columbia Select Global Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Select Global Growth Fund | Annual Report 2019	41

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
42	Columbia Select Global Growth Fund | Annual Report 2019

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Columbia Select Global Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN187_02_J01_(04/19)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, Anthony M. Santomero, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Santomero, Mr. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twelve series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2019 and February 28, 2018 are approximately as follows:

2019	2018
$349,800	$324,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2019 and February 28, 2018 are approximately as follows:

2019	2018
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended February 28, 2019 and February 28, 2018, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2019 and February 28, 2018 are approximately as follows:

2019	2018
$72,900	$113,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2018 also include Tax Fees for foreign tax filings.

During the fiscal years ended February 28, 2019 and February 28, 2018, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2019 and February 28, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2019 and February 28, 2018 are approximately as follows:

2019	2018
$225,000	$225,000

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2019 and February 28, 2018 are approximately as follows:

2019	2018
$297,900	$338,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date April 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date April 22, 2019

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date April 22, 2019